Exhibit 10.44

Pursuant to 17 C.F.R. § 240.24b-2, confidential information (indicated by [***]) has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Document A121TMCMc – 2003 and AGC

Document 565

Standard Form of Agreement Between Owner and Construction Manager

where the Construction Manager is Also the Constructor

AGREEMENT

made as of the fifteenth day of February in the year of Two Thousand and Seven
(In words, indicate day, month and year)

BETWEEN the Owner:
(Name and address)

United Therapeutics Corporation

1110 Spring Street

Silver Spring, MD 20910

and the Construction Manager:

(Paragraphs deleted)

The Whiting-Turner Contracting Company
300 East Joppa Rd.

Baltimore, MD 21286

The Project is:

Construction of a new Class A headquarters building for use as office space and fill-finish facilities, containing approximately 90,000 square feet, and ancillary facilities located in Silver Spring, Maryland, as more fully described on Exhibit A attached hereto.

The Architect is:

Schick Goldstein Architects, P.C.

1506 19th Street, N.W.

Washington, DC 20036

The Fill/Finish A/E is:

(Paragraphs deleted)

IPS Integrated Project Services, Inc.

2001 Joshua Road

Lafayette Hill, PA 19444

The Owner and Construction Manager agree as set forth below:

ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

The 1997 Edition of AIA Document A201, General Conditions of the Contract for Construction, is referred to herein. This Agreement requires modification if other general conditions are utilized.

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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TABLE OF CONTENTS

ARTICLE 1 GENERAL PROVISIONS

§ 1.1 Relationship of the Parties

§ 1.2 General Conditions

ARTICLE 2 CONSTRUCTION MANAGER’S RESPONSIBILITIES
§ 2.1 Preconstruction Phase

§ 2.2 Guaranteed Maximum Price Proposal and Contract Time

§ 2.3 Construction Phase

§ 2.4 Professional Services

§ 2.5 Hazardous Materials

ARTICLE 3 OWNER’S RESPONSIBILITIES
§ 3.1 Information and Services

§ 3.2 Owner’s Designated Representative

§ 3.3 Architect

§ 3.4 Legal Requirements

ARTICLE 4 COMPENSATION AND PAYMENTS FOR PRECONSTRUCTION PHASE SERVICES

§ 4.1 Compensation

§ 4.2 Payments

ARTICLE 5 COMPENSATION FOR CONSTRUCTION PHASE SERVICES

§ 5.1 Compensation

§ 5.2 Guaranteed Maximum Price

§ 5.3 Changes in the Work

ARTICLE 6 COST OF THE WORK FOR CONSTRUCTION PHASE

§ 6.1 Costs to Be Reimbursed

§ 6.2 Costs Not to Be Reimbursed

§ 6.3 Discounts, Rebates and Refunds

§ 6.4 Accounting Records

ARTICLE 7 CONSTRUCTION PHASE

§ 7.1 Progress Payments

§ 7.2 Final Payment

ARTICLE 8 INSURANCE AND BONDS

§ 8.1 Insurance Required of the Construction Manager

§ 8.2 Insurance Required of the Owner

§ 8.3 Performance Bond and Payment Bond

ARTICLE 9 MISCELLANEOUS PROVISIONS

§ 9.1 Dispute Resolution

§ 9.2 Other Provisions

ARTICLE 10 TERMINATION OR SUSPENSION

§ 10.1 Termination Prior to Establishing Guaranteed Maximum Price

§ 10.2 Termination Subsequent to Establishing Guaranteed Maximum Price

§ 10.3 Suspension

ARTICLE 11 OTHER CONDITIONS AND SERVICES

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

	User Notes: unither - cm agreement - draft 5.aia — 7-27-04	(2698231605)

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ARTICLE 1 GENERAL PROVISIONS

§ 1.1 RELATIONSHIP OF PARTIES

The Construction Manager accepts the relationship of trust and confidence established with the Owner by this Agreement, and covenants with the Owner to furnish the Construction Manager’s reasonable skill and judgment and to cooperate with the Architect in furthering the interests of the Owner. The Construction Manager shall furnish construction administration and management services and use the Construction Manager’s best efforts to perform the Project in an expeditious and economical manner consistent with the interests of the Owner. The Owner shall endeavor to promote harmony and cooperation among the Owner, Architect, the Fill/Finish A/E (hereinafter defined), Construction Manager and other persons or entities employed by the Owner for the Project.

§ 1.3 Owner and Construction Manager hereby acknowledge that Owner has engaged Stranix Associates, Inc. to serve as “Project Manager” for the Project. All notices and other submissions the Construction Manager is required to send to the Owner shall also be sent concurrently to the Project Manager at the following address: Stranix Associates, LLC, c/o John Stranix, Verizon Center, 601 F Street, NW, Washington, DC 20004. The scope of authority of the Project Manager to act on behalf of the Owner is set forth on Exhibit D attached hereto.

§ 1.3 Owner and Construction Manager hereby acknowledge that Owner has engaged IPS Integrated Project Services, Inc. for the design services necessary for the fill/finish facilities portion of the Work (the “Fill/Finish A/E”). The Architect and the Fill/Finish A/E are required to cooperate with each other and coordinate their respective design documents. The Construction Manager agrees to fully cooperate with the Architect and the Fill/Finish A/E during the Preconstruction Phase and the Construction Phase of the Work. The Architect shall be the architect of record for the Project, and any submissions and/or requests for information shall be sent to the Architect, who will distribute to the Fill/Finish A/E as appropriate. If the Construction Manager becomes aware of a conflict between the design documents of the Architect and those of the Fill/Finish A/E, such conflict shall be brought to the attention of the Owner, the Project Manager and the Architect.

§ 1.2 GENERAL CONDITIONS

The General Conditions of the contract shall be the AIA® Document A201™–1997, General Conditions of the Contract for Construction, as amended for this Project, which is incorporated herein by reference as Exhibit B (the “General Conditions”). The term “Contractor” as used in the General Conditions shall mean the Construction Manager. The term “Contract Sum” as used in the General Conditions shall mean “Guaranteed Maximum Price”.

ARTICLE 2 CONSTRUCTION MANAGER’S RESPONSIBILITIES

§ 2.1 The Construction Manager shall perform the services described in this Article. The services to be provided under Sections 2.1 and 2.2 constitute the Preconstruction Phase services. If the Owner and Construction Manager agree, the Construction Phase may commence before the Preconstruction Phase is completed, in which case both phases will proceed concurrently.

§ 2.2 The Construction Manager has provided the Owner with a list setting forth the names, resumes, relevant experience, type of services to be performed and term of assignment of all personnel who shall perform the Work, and who are at a level of superintendent or above, which is attached hereto as Exhibit F. None of such personnel shall be removed from the Project without the Owner’s prior written consent (except in the case of the termination, resignation or other departure of such personnel from the employ of the Construction Manager), which consent shall not be unreasonably withheld, or unless the Owner so directs, and the Owner shall have the authority to approve any replacement. Exhibit F shall be updated to reflect approved changes.

§ 2.3 The Construction Manager shall comply with the requirements and restrictions of the documents listed in Exhibit J attached hereto.

§ 2.1 PRECONSTRUCTION PHASE

§ 2.1.1 PRELIMINARY EVALUATION

The Construction Manager shall provide a preliminary evaluation of the Owner’s program and the Project budget requirements, each in terms of the other.

§ 2.1.2 CONSULTATION

The Construction Manager, the Architect, the Fill/Finish A/E and the Project Manager shall jointly schedule and attend weekly meetings with the Owner. The Construction Manager shall consult with the Owner, the Project

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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Manager, the Fill/Finish A/E and Architect regarding site use and improvements and the selection of materials, building systems and equipment. The Construction Manager shall provide recommendations on construction feasibility; actions designed to minimize adverse effects of labor or material shortages; time requirements for procurement, installation and construction completion; and factors related to construction cost, including estimates of alternative designs or materials, preliminary budgets and possible economies.

§ 2.1.3 PRELIMINARY PROJECT SCHEDULE

The Construction Manager hereby acknowledges the preliminary Project Schedule prepared by the Owner and the Project Manager, a copy of which is attached hereto as Exhibit E, and agrees that all schedules prepared by the Construction Manager shall be consistent therewith, except as otherwise approved by the Owner in its sole discretion. When updates to the Project Schedule are approved by the Owner, such updates shall replace the then current Project Schedule set forth in Exhibit E. The Construction Manager, in connection with the Owner and the Project Manager, shall periodically update the Project Schedule for the Architect’s and Fill/Finish A/E’s review and the Owner’s approval. The Construction Manager shall obtain the Owner’s, the Fill/Finish A/E’s and the Architect’s approval to any change to the portion of the Project Schedule relating to the performance of the Architect’s or Fill/Finish A/E’s, as applicable, services. The Construction Manager shall coordinate and integrate the Project Schedule with the services and activities of the Owner, the Project Manager, Architect, Fill/Finish A/E and Construction Manager. As design proceeds, the Project Schedule shall be updated (not less than monthly) to indicate proposed activity sequences and durations, milestone dates for receipt and approval of pertinent information, submittal of a Control Budget and Guaranteed Maximum Price proposal (each as defined below), preparation and processing of shop drawings and samples, delivery of materials or equipment requiring long-lead-time procurement, Owner’s occupancy requirements showing portions of the Project having occupancy priority, and proposed date of Substantial Completion. If Project Schedule updates indicate that the previously approved Project Schedules may not be met, the Construction Manager shall make appropriate recommendations in writing to the Owner, Project Manager, Architect and Fill/Finish A/E.

§ 2.1.4 PHASED CONSTRUCTION

The Construction Manager, in cooperation with the Project Manager, shall make recommendations to the Owner, Architect and Fill/Finish A/E regarding the phased issuance of Drawings and Specifications to facilitate phased construction of the Work, if such phased construction is appropriate for the Project, taking into consideration such factors as economies, time of performance, overall coordination of the Work, trade jurisdictions, availability of labor and materials, and provisions for temporary facilities.

§ 2.1.5 PRELIMINARY COST ESTIMATES

§ 2.1.5.1 Based on the Project requirements and the Owner’s program (“Owner’s Program”), the Construction Manager shall prepare, for the review of the Architect and Fill/Finish A/E and approval of the Owner, a preliminary cost estimate utilizing area, building type, volume and similar conceptual estimating techniques as appropriate.

§ 2.1.5.2 The Schematic Design Documents have been prepared by the Architect and approved by the Owner. Within thirty (30) days of execution of this Agreement, the Construction Manager shall prepare, for the review of the Architect and approval of the Owner, a more detailed estimate with supporting data. During the preparation of the Design Development Documents, the Construction Manager shall update and refine this estimate at appropriate intervals agreed to by the Owner, Architect and Construction Manager. Within thirty (30) days after the Schematic Design Documents relating to the fill/finish portion of the Work have been prepared by the Fill/Finish A/E and approved by the Owner, the Construction Manager shall prepare, for the review of the Fill/Finish A/E and approval of the Owner, a more detailed estimate with supporting data relating to the fill/finish portion of the Work. During the preparation of the Design Development Documents relating to the fill/finish portion of the Work, the Construction Manager shall update and refine this estimate at appropriate intervals agreed to by the Owner, Fill/Finish A/E and Construction Manager

§ 2.1.5.3 Attached hereto as Exhibit G is a budget for the Work (the “Control Budget”). During the preparation of the Construction Documents, the Construction Manager shall update and refine this estimate at least monthly, or as otherwise reasonably requested by the Owner or the Project Manager. In addition, the Construction Manager shall make formal detailed presentations to Owner, Architect, Fill/Finish A/E and Project Manager and update the Control Budget for each of the base building work and fill/finish and fit-out work when (1) the Design Development Documents are complete, and (2) substantially all subcontractor bids have been received by the Construction Manager. Such presentations shall include a detailed explanation of the basis for the Control Budget, including, but

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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not limited to, any allowances included therein, constructability review and value engineering alternatives. After the Design Development Phase, the Construction Manager shall review proposed design refinements for their impact on the Control Budget and shall recommend alternative construction materials, systems, or sequences if required to maintain the Control Budget and preliminary Project Schedule, or otherwise desirable. The Construction Manager shall regularly meet with the Architect, the Fill/Finish A/E, the Project Manager and the Owner throughout the Preconstruction Phase to evaluate and make recommendations on the following: (1) site use and improvements, (2) impact of Owner-requested modifications, if any, (3) building materials and mechanical and electrical systems selection and fill/finish equipment selection, (4) construction feasibility, (5) time factors for procurement, installation and construction completion, (6) factors influencing construction cost and possible economies, and (7) alternative designs and other “value engineering” suggestions. Throughout the Preconstruction Phase, the Construction Manager shall provide “value engineering” services consisting of a review of the cost, quality and schedule influences of proposed building materials, systems and construction methods as well as equipment needs relative to design objectives in order to identify options for obtaining optimal values for the Owner. Particular factors evaluated shall include, but not be limited to, overall construction cost, initial vs. life-cycle cost, alternative materials and equipment and methods of construction, impacts on related trades and building systems, major cost variables and risks, impact on local manpower and schedule, local availability of systems, materials, and equipment, ability of components to interact with other building components, no overlap in sub-pricing or specifications, regulatory considerations, and environmental impact. The Owner acknowledges that the Construction Manager is in no way providing professional services which constitute the practice of architecture or engineering, except to the extent the scope of Work includes design-build services.

§ 2.1.5.4 If any revised Control Budget for the Work exceeds the Cost of Work indicated in previous submissions of the Control Budget, the Construction Manager shall make appropriate recommendations regarding modifications necessary to maintain the Control Budget to the Owner, the Project Manager, the Fill/Finish A/E and the Architect, and a new scope and/or Control Budget shall be developed based on any accepted recommendations, except as otherwise approved in writing by Owner..

§ 2.1.6 SUBCONTRACTORS AND SUPPLIERS

The Construction Manager shall canvass the market to determine bidding interest, and shall carry out an active program to develop subcontractor interest in bidding on the Project and shall furnish to the Owner and Architect for their information prior to commencement of the Construction Documents Phase a list of possible subcontractors, including suppliers who are to furnish materials or equipment fabricated to a special design, from whom proposals will be requested for each principal portion of the Work. The Owner, the Project Manager, the Architect and the Fill/Finish A/E may suggest other names to be included in such list. If interest is lacking among potential subcontractors and it appears that competition will be inadequate, the Construction Manager shall, upon the Owner’s request, identify possible reasons and/or recommend possible strategies for expanding the competition. The Architect will promptly reply in writing to the Construction Manager if the Architect. Project Manager, Fill/Finish A/E or Owner know of any objection to such subcontractor or supplier. The receipt of such list shall not require the Owner, Project Manager, Fill/Finish A/E or Architect to investigate the qualifications of proposed subcontractors or suppliers, nor shall it waive the right of the Owner, Project Manager, Fill/Finish A/E or Architect later to object to or reject any proposed subcontractor or supplier. The Construction Manager shall timely conduct a market study to determine the local market area labor conditions that may affect the Project in sufficient time for the design team to incorporate the results of the survey into the working drawings.

§ 2.1.6.1 The Construction Manager shall prepare and submit to the Owner a procurement schedule.

§ 2.1.6.2 The Construction Manager shall draft all invitations or solicitations to bid for the Work, and shall assemble the solicitation packages with the Owner’s prior written approval. The Construction Manager shall ensure that the drawings and specifications included in the bid packages are complete and up to date, and shall include an appropriate subcontract form approved by the owner for inclusion in the solicitation. The Construction Manager shall ensure that the final solicitation package includes all accepted comments, changes, and corrections from the final design review. The Construction Manager will work with the Fill/Finish A/E to develop procurement document for the fill/finish component of the Work. The Construction Manager acknowledges and agrees that the Owner intends to procure certain of the fill/finish equipment based on design documentation prepared by the Fill/Finish A/E in consultation with the Construction Manager, as more fully described in Exhibit A. During the Construction Phase, the Construction Manager shall accept delivery of, and inspect, the fill/finish equipment procured by the Owner, and after such inspection, shall be fully responsible for the installation and warranty thereof.

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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At the election of the Owner, the Construction Manager may be required to provide start-up services relating to the fill/finish equipment, which is not part of the Construction Manager’s original scope, and therefore shall be paid for pursuant to Change Order in accordance with the provisions of the Contract Documents.

§ 2.1.6.3 The Owner and the Project Manager will review and the Owner will endeavor to approve in writing five (5) pre-qualified bidders (but not less than three [3]) for each package. In the event that the Construction Manager intends to perform any of the Work with its own forces, the Construction Manager shall notify the Owner and the Project Manager of such desire to self-perform such portion of the Work. Upon the Owner’s approval, the Construction Manager shall be deemed a pre-qualified bidder for such portion of the Work. The Construction Manager shall only be entitled to self-perform Work if it can demonstrate to the Owner that such Work will be performed on terms and conditions at least equal to those which would apply in a fully competitive bid environment. Such self-performed Work, if approved, may, at the election of the Owner, be subject to either a guaranteed maximum price or lump sum price, within the Guaranteed Maximum Price for the entire Work.

§ 2.1.6.4 The Construction Manager shall review all accepted bids for completeness, responsiveness, scope overlaps and omissions, prepare a record of bidding and a detailed bid analysis, and recommend to the Owner, Project Manager, Fill/Finish A/E and Architect those Subcontractors, separate contractors, and materialmen necessary and sufficient to provide a completed and fully operational Project in accordance with the Contract Documents and the Control Budget. At least three (3) responsive bids must be received from qualified and responsible Subcontractors in each trade. The Owner and the Project Manager reserve the right to be present during the subcontractor bid and clarification process, and shall have the right to review all bids. The Construction Manager shall review all Subcontractors’ proposed substitutions for suitability and cost effectiveness, and shall make corresponding recommendations to the Owner. The Construction Manager shall work closely with the Owner, the Architect, the Fill/Finish A/E and the Project Manager to identify potential areas of cost savings that can be achieved, and shall negotiate all final subcontracts in the Owner’s best interests.

§ 2.1.7 LONG-LEAD-TIME ITEMS

The Construction Manager shall recommend to the Owner and Architect a schedule for procurement of long-lead-time items which will constitute part of the Work as required to meet the Project Schedule. The Construction Manager shall expedite the procurement and delivery of long-lead-time items. The Owner shall approve in writing the procurement of long lead time items by the Construction Manager prior to the issuance of a full Notice to Proceed. All contracts on account of long lead items shall provide that in the event the Owner does not accept the Construction Manager’s Guaranteed Maximum Price proposal, as may be adjusted, at the Owner’s election all such contracts shall be assigned to the Owner or its designee.

§ 2.1.8 EXTENT OF RESPONSIBILITY

The Construction Manager does not warrant or guarantee estimates and schedules except as may be included as part of the Project Schedule or Guaranteed Maximum Price. The recommendations and advice of the Construction Manager concerning design alternatives shall be subject to the review and approval in writing of the Owner, the Project Manager and the Owner’s professional consultants. It is not the Construction Manager’s responsibility to ascertain that the Drawings and Specifications are in accordance with applicable laws, statutes, ordinances, building codes, rules and regulations. However, if the Construction Manager recognizes that portions of the Drawings and Specifications are at variance therewith, the Construction Manager shall promptly notify the Project Manager and Owner in writing.

§ 2.1.9 EQUAL EMPLOYMENT OPPORTUNITY AND AFFIRMATIVE ACTION

The Construction Manager shall comply with applicable laws, regulations and special requirements of the Contract Documents regarding equal employment opportunity and affirmative action programs.

§ 2.1.10 DESIGN REVIEW

Without limiting the responsibilities of the Architect or the Fill/Finish A/E, the Construction Manager shall assist the Owner, Architect, Fill/Finish A/E and Project Manager during the design phase by continually assisting with the coordination of design development, performing design constructability reviews, assisting with problem resolution, performing schedule control, identifying conflicts and keeping the Owner apprised of the design status at all times. Constructability reviews shall include, without limitation, review of the Contract Documents to discover any non-constructable or impractical construction details, or conflicts between the trades.

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 2.1.11 REVIEW OF SUBMITTALS

The Construction Manager shall review all project team submittals for constructability and/or errors, omissions, and accuracy. In addition, the Construction Manager shall participate in Project reviews as reasonably requested by the Owner, and review as reasonably requested by the Owner, and review Construction Documents prepared by the Architect and the Fill/Finish A/E as they are developed, and when they are ready for printing. The Construction Manager shall provide written comments on all design submittals within ten (10) days after submittal.

§ 2.1.12 COST CONTROL AND REPORTING

During the pre-construction phase, the Construction Manager shall monitor regularly the Control Budget for the Project, including construction, general conditions and fees, and any other Project-associated costs. The Construction Manager shall advise the Project Manager and the Owner immediately whenever a cost category estimate is tending to exceed funds budgeted. All cost control and reporting is to be based on data developed independently by the Construction Manager, separate from that of the Architect or the Fill/Finish A/E.

§ 2.1.13 COORDINATION OF CONTRACT DOCUMENTS

In addition to the foregoing, the Construction Manager shall review the Architect’s and Fill/Finish A/E’s drawings and specifications at (a) completion of Design Development Documents, (b) completion of documents necessary to obtain a building permit (“Permit Documents”), and (c) completion of Construction Documents for constructability, and conformance with the assumptions of the budget and the Guaranteed Maximum Price, when established, and recommend alternate solutions when the design as developed affects schedule or construction feasibility.

§ 2.1.14 REPORTING REQUIREMENTS

The Construction Manager shall prepare and maintain a Change Estimate Log, Change Order Log, Cost-to-Complete Budget, and Cost Status Report, a Contract Document s Log and a Shop Drawing/Submittal Log (each to be reviewed on a monthly basis). In addition, the Construction Manager shall prepare a Request for Information (RFT) Log and Open Issues and Nonconforming Issues Log each to be reviewed at weekly meetings with the Project Manager and Owner.

§ 2.2 GUARANTEED MAXIMUM PRICE PROPOSAL AND CONTRACT TIME

§ 2.2.1 On the date set forth on the Project Schedule, Construction Manager shall present to the Owner, the Architect, the Fill/Finish A/E and the Project Manager for their review and the written approval of the Owner a Guaranteed Maximum Price, which shall be the sum of (a) the estimated Cost of the Work, which will include line items for “General Conditions Costs” and “Contingency” and other guaranteed line items no greater than the amounts set forth for such items on Exhibit G; and (b) the Construction Manager’s Fee, as set forth on Exhibit G. In no event shall the Guaranteed Maximum Price be greater than the Control Budget, as such Control Budget may have been revised in accordance with the written approval of the Owner.

§ 2.2.2 The Guaranteed Maximum Price is not intended to include changes in scope not consistent with the scope of the Work described in or reasonably inferable from the Contract Documents on which the Guaranteed Maximum Price is based.

§ 2.2.3 BASIS OF GUARANTEED MAXIMUM PRICE

The Construction Manager shall include with the Guaranteed Maximum Price proposal a written statement of its basis, which shall include:

.1     A list of the Drawings and Specifications, including all addenda thereto and the Conditions of the Contract, which were used in preparation of the Guaranteed Maximum Price proposal.

.2     A list of allowances and a statement of their basis.

.3     A list of the clarifications and assumptions made by the Construction Manager in the preparation of the Guaranteed Maximum Price proposal to supplement the information contained in the Drawings and Specifications.

.4     The proposed Guaranteed Maximum Price, including a statement of the estimated cost organized by trade categories, allowances, contingency, and other items and the General Conditions Costs, other guaranteed line items and Construction Manager’s Fee that comprise the Guaranteed Maximum Price.

.5     The Date of Substantial Completion upon which the proposed Guaranteed Maximum Price is based, and a schedule of the Construction Documents issuance dates upon which the date of Substantial Completion is based, which shall be consistent with the Project Schedule attached hereto as Exhibit E, or as otherwise approved in writing by Owner.

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 2.2.4

(Paragraphs deleted)

The Construction Manager shall meet with the Owner, the Project Manager, the Architect and the Fill/Finish A/E to review the Guaranteed Maximum Price proposal and the written statement of its basis. In the event that the Owner, the Project Manager, the Architect or the Fill/Finish A/E discover any inconsistencies or inaccuracies in the information presented, they shall promptly notify the Owner, who shall then notify the Construction Manager, who shall make appropriate adjustments to such Guaranteed Maximum Price proposal, its basis, or both. During such time period, at the election of the Owner and Project Manager, all allowance items shall be converted to line items within the Guaranteed Maximum Price.

§ 2.2.5 Unless the Owner accepts the Guaranteed Maximum Price proposal in writing on or before the date specified in the proposal for such acceptance (which in no event shall be less than sixty (60) days after submission) and so notifies the Construction Manager, such Guaranteed Maximum Price proposal shall not be effective without written consent of the Construction Manager.

§ 2.2.6 Prior to the Owner’s acceptance of the Construction Manager’s Guaranteed Maximum Price proposal and issuance of a full Notice to Proceed, the Construction Manager shall not incur any cost to be reimbursed as part of the Cost of the Work, except as the Owner may specifically authorize in advance in writing.

§ 2.2.7 The Guaranteed Maximum Price shall be subject to additions and deductions by a change in the Work as provided in the Contract Documents, and the Date of Substantial Completion shall be subject to adjustment as provided in the Contract Documents.

§ 2.2.8 The Owner shall authorize and cause the Architect to revise the Drawings and Specifications, and the Fill/Finish A/E to revise its Drawings and Specifications, to the extent it determines necessary or desirable to reflect the agreed-upon assumptions and clarifications contained in the Guaranteed Maximum Price proposal. Such revised Drawings and Specifications shall be furnished to the Construction Manager in accordance with schedule agreed to by the Owner, Architect, Fill/Finish A/E and Construction Manager. The Construction Manager shall promptly notify the Architect, Fill/Finish A/E, Project Manager and Owner if such revised Drawings and Specifications are inconsistent with the agreed-upon assumptions and clarifications.

§ 2.2.9 The Guaranteed Maximum Price shall include in the Cost of the Work only those taxes which are enacted at the time the Guaranteed Maximum Price is established. The Construction Manager acknowledges that certain tax exemptions are available to the Owner, and the Owner shall furnish information pertaining to such tax exemptions to the Construction Manager prior to submission of the Guaranteed Maximum Price proposal.

(Paragraphs deleted)

§ 2.3 CONSTRUCTION PHASE

§ 2.3.1 GENERAL

§ 2.3.1.1 The Construction Phase shall commence on the earlier of:

(1)   the Owner’s acceptance of the Construction Manager’s Guaranteed Maximum Price proposal and issuance of a full Notice to Proceed, or

(2)   the Owner’s first authorization to the Construction Manager to:

(a)	award a subcontract, or
(b)	undertake construction Work with the Construction Manager’s own forces, or
(c)	issue a purchase order for materials or equipment required for the Work.

§2.3.1.2 SCHEDULE

Simultaneously with the submission of the Guaranteed Maximum Price proposal, Construction Manager shall submit to Owner, Architect, Fill/Finish A/E and Project Manager a proposed Project Schedule for written approval by the Owner. Such proposed Project Schedule shall be prepared in accordance with Paragraph 3.10 of the General Conditions. Such Project Schedule shall conform to the Project Schedule set forth as Exhibit E hereto. The Construction Manager shall achieve Substantial Completion and final completion of the Work within the time periods therefor set forth in the Project Schedule, and amendments thereto approved in writing by the Owner. Upon approval by the Owner, the most recent Project Schedule shall replace the then current Project Schedule contained in Exhibit E.

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§2.3.1.3 NOTICE TO PROCEED

Any Notice to Proceed issued by the Owner shall specify the scope of Work to be performed by the Construction Manager thereunder.

§2.3.1.4 LIQUIDATED DAMAGES

The parties acknowledge that it is extremely difficult to ascertain with accuracy at the time of execution of this Agreement the extent of the actual damages that the Owner would suffer as a result of any delay in achieving Substantial Completion of the Work by the date set forth in Exhibit E, as such date may be amended by the terms of the Contract Documents. Therefore, in the event the Construction Manager does not achieve Substantial Completion of the Work within the Contract Time (as defined in the General Conditions), as such Contract Time is adjusted pursuant to the provisions of the Contract Documents, the Construction Manager shall pay the Owner, as liquidated damages and not as a penalty, the following sums for each day the actual date of Substantial Completion of the Work exceeds the authorized Contract Time such:

First 30 days of delay:	$7,500 per day
Thereafter:	$10,000 per day

Liquidated damages shall be the Owner’s remedy for delay in lieu of actual damages.

§ 2.3.2 ADMINISTRATION

§ 2.3.2.1 After the Guaranteed Maximum Price has been established and a specific bidder among those whose bids are delivered by the Construction Manager to the Owner, Project Manager and Architect (1) is recommended to the Owner by the Construction Manager; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid which conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires that another bid be accepted, then the Construction Manager may require that a change in the Work be issued to adjust the Contract Time and the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Construction Manager and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

§ 2.3.2.2 Subcontracts and agreements with suppliers furnishing materials or equipment fabricated to a special design shall conform to the payment provisions of Sections 7.1.8 and 7.1.9 and shall not be awarded on the basis of cost plus a fee without the prior written consent of the Owner.

§ 2.3.2.3 The Construction Manager shall schedule and conduct meetings (no less frequently than bi-weekly after the commencement of construction) at which the Owner, Project Manager, Architect, Fill/Finish A/E, Construction Manager and appropriate Subcontractors can discuss the status of the Work. The Construction Manager shall prepare and distribute meeting minutes within three (3) business days after each meeting.

§ 2.3.2.4 The Construction Manager shall provide monthly written reports to the Owner, Project Manager and Architect on the progress of the entire Work. The Construction Manager shall maintain a daily log containing a record of weather, Subcontractors working on the site, number of workers, Work accomplished, problems encountered and other similar relevant data as the Owner may reasonably require. The log shall be available to the Owner, Project Manager, Fill-Finish A/E and Architect.

§ 2.3.2.5 The Construction Manager shall develop a system of cost control for the Work, including regular monitoring of actual costs for activities in progress and estimates for uncompleted tasks and proposed changes. The Construction Manager shall identify variances between actual and estimated costs and report the variances to the Owner, Project Manager and Architect at regular intervals.

§ 2.3.2.6 Notwithstanding anything in the Subcontract form, Short Form Subcontract form or Purchase Order form to the contrary, Contractor is not entitled to offset amounts due to Subcontractors and/or Suppliers from Contractor on this Project against any liabilities of Subcontractors and/or Suppliers to Contractor on any other project.

(Paragraphs deleted)

§ 2.4 PROFESSIONAL SERVICES

Section 3.12.10 of the General Conditions shall apply to both the Preconstruction and Construction Phases.

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 2.5 HAZARDOUS MATERIALS

Section 10.3 of the General Conditions shall apply to both the Preconstruction and Construction Phases.

ARTICLE 3 OWNER’S RESPONSIBILITIES

§ 3.1 INFORMATION AND SERVICES

§ 3.1.1 The Owner shall provide full information in a timely manner regarding the requirements of the Project, including a program which sets forth the Owner’s objectives, constraints and criteria, including space requirements and relationships, flexibility and expandability requirements, special equipment and systems, and site requirements.

§ 3.1.2 The Owner, upon written request from the Construction Manager, shall provide information regarding the fact that the Owner has the financial ability to complete the Work as more fully provided in Paragraph 2.2.1 of the General Conditions.

§ 3.1.3 The Owner and the Project Manager shall establish and update an overall budget for the Project, based on consultation with the Construction Manager, Fill/Finish A/E and Architect, which shall include contingencies for changes in the Work and other costs which are the responsibility of the Owner.

§ 3.1.4 STRUCTURAL AND ENVIRONMENTAL TESTS, SURVEYS AND REPORTS

In the Preconstruction Phase, the Owner shall furnish the following with reasonable promptness and at the Owner’s expense. Except to the extent that the Construction Manager knows of any inaccuracy, the Construction Manager shall be entitled to rely upon the accuracy of any such information, reports, surveys, drawings and tests described in Sections 3.1.4.1 through 3.1.4.4 but shall exercise customary precautions relating to the performance of the Work.

§ 3.1.4.1 Reports, surveys, drawings and tests concerning the conditions of the site which are required by law.

§ 3.1.4.2 Surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a written legal description of the site. The surveys and legal information shall include, as applicable, grades and lines of streets, alleys, pavements and adjoining property and structures; adjacent drainage; rights-of-way, restrictions, easements, encroachments, zoning, deed restrictions, boundaries and contours of the site; locations, dimensions and necessary data pertaining to existing buildings, other improvements and trees; and information concerning available utility services and lines, both public and private, above and below grade, including inverts and depths. All information on the survey shall be referenced to a project benchmark.

§ 3.1.4.3 The services of geotechnical engineers when such services are deemed reasonably necessary by the Construction Manager and the Owner. Such services may include but are not limited to test borings, test pits, determinations of soil bearing values, percolation tests, evaluations of hazardous materials, ground erosion and relativity tests, including necessary operations for anticipating subsoil conditions, with reports and appropriate professional recommendations.

§ 3.1.4.4 Structural, mechanical, chemical, air and water pollution tests, tests for hazardous materials, and other laboratory and environmental tests, inspections and reports which are required by law.

§ 3.1.4.5 The services of other consultants when such services are reasonably required by the scope of the Project and are requested by the Construction Manager.

§ 3.2 OWNER’S DESIGNATED REPRESENTATIVE

The Owner shall from time to time designate in writing a representative who shall have express authority to bind the Owner with respect to all matters requiring the Owner’s approval or authorization. The initial Owner’s representative is Avi Halpert. This representative shall have the authority to make decisions on behalf of the Owner concerning estimates and schedules, construction budgets, and changes in the Work, and shall render such decisions promptly and furnish information expeditiously, so as to avoid unreasonable delay in the services or Work of the Construction Manager. This representative is not the Project Manager. The Architect and the Fill Finish A/E shall not be authorized to make decisions on behalf of the Owner.

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 3.3 ARCHITECT/ FILL/FINISH A/E
The Owner has retained the Architect to provide architectural and engineering Services and coordination of other services provided by Owner’s other consultants. The Owner has retained the Fill Finish A/E to provide architectural and engineering services relating to the fill/finish portion of the Work and coordination of other services provided by the Architect and Owner’s other consultants. Such services shall be provided in accordance with time schedules agreed to in writing by the Owner, Architect, Fill/Finish A/E and Construction Manager. Upon request of the Construction Manager, the Owner shall furnish to the Construction Manager a copy of the Owner’s agreement with the Architect, and the Owner’s agreement with the Fill/Finish A/E from which compensation provisions may be deleted.

§ 3.4 LEGAL REQUIREMENTS
The Owner shall determine and advise the Architect, the Fill/Finish A/E and Construction Manager of any special legal requirements relating specifically to the Project which differ from those generally applicable to construction in the jurisdiction of the Project. The Owner shall furnish such legal services as are necessary to provide the information and services required under Section 3.1.

ARTICLE 4 COMPENSATION AND PAYMENTS FOR PRECONSTRUCTION PHASE SERVICES
The Owner shall compensate and make payments to the Construction Manager for Preconstruction Phase services as follows:

§ 4.1 COMPENSATION

§ 4.1.1 For the services described in Sections 2.1 and 2.2, the Construction Manager’s compensation shall be calculated as follows:

See Exhibit G. In the event the Contract is terminated prior to issuance of the Notice to Proceed, the compensation set forth in Exhibit G for Preconstruction Services shall be the total amount payable by the Owner to the Construction Manager on account of Preconstruction Services (excepting payment for construction services authorized in writing prior to issuance of the Notice to Proceed). In the event the Notice to Proceed is issued, all amounts paid for Preconstruction Services shall be deemed to be part of the General Conditions Costs included in the Guaranteed Maximum Price.

(State basis of compensation, whether a stipulated sum, multiple of Direct Personnel Expense, actual cost, etc. Include a statement of reimbursable cost items as applicable.)

§ 4.1.2 Compensation for Preconstruction Phase Services shall be equitably adjusted if the originally contemplated scope of services is significantly modified.

(Paragraphs deleted)

§ 4.2 PAYMENTS

§ 4.2.1 Payment of amounts not in dispute on account of Preconstruction Services are due and payable as set forth in Section 7.1.3 following presentation of the Construction Manager’s invoice, but each invoice shall not be greater than an amount which, when taken together with prior payments, bears the same ratio to the total amount payable on account of Preconstruction Services as the Preconstruction Services performed bears to the total anticipated required Preconstruction Services.

§ 4.2.2 Payments of amounts not in dispute are due and payable as set forth in Section 7.1.3. Amounts unpaid after the date on which payment is due (except disputed amounts) shall bear interest at the rate entered below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

(Insert rate of interest agreed upon.)

Prime rate as announced from time to time by the Wall Street Journal plus one percent (1%).

(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner’s and Construction Manager’s principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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ARTICLE 5 COMPENSATION FOR CONSTRUCTION PHASE SERVICES

The Owner shall compensate the Construction Manager for Construction Phase services as follows:

§ 5.1 COMPENSATION

§ 5.1.1 For the Construction Manager’s performance of the Work as described in Section 2.3, the Owner shall pay the Construction Manager in current funds the Contract Sum consisting of the Cost of the Work as defined in Article 6 and the Construction Manager’s Fee determined as follows:

See Exhibit G

(State a lump sum, percentage of actual Cost of the Work or other provision for determining the Construction Manager’s Fee, and explain how the Construction Manager’s Fee is to be adjusted for changes in the Work.)

§ 5.2 GUARANTEED MAXIMUM PRICE

§ 5.2.1 The sum of the Cost of the Work and the Construction Manager’s Fee are guaranteed by the Construction Manager not to exceed the amount to be agreed to as the Guaranteed Maximum Price, subject to additions and deductions by changes in the Work as provided in the Contract Documents. Such maximum sum as adjusted by approved changes in the Work is referred to in the Contract Documents as the Guaranteed Maximum Price. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Construction Manager without reimbursement by the Owner.

§ 5.2.2 The cost of the Work portion of the Guaranteed Maximum Price will contain a line item entitled “Contingency”. It is understood that the Contingency line item is to cover costs and expenses of the Construction Manager incurred as a result of unforeseen or unanticipated events or circumstances; provided, however, any such cost or expense must otherwise be reimbursable as a Cost of the Work (other than General Conditions costs or other guaranteed line items, for which Contingency may not be used). The Construction Manager may transfer amounts from the Contingency to other line items (other than Construction Manager’s Fee, General Conditions costs or other guaranteed line items) as pricing becomes more certain and to cover cost overruns resulting from unanticipated conditions and events arising during construction, but only to the extent the Construction Manager has provided the Owner with evidence that any such adjustments and increased costs are reasonably necessary and Owner has reasonably approved the same.

§ 5.2.3 The Cost of the Work portion of the Guaranteed Maximum Price contains a line item entitled “General Conditions Costs” and Annex 1 to Exhibit G contains a list of the categories of costs to be reimbursed from this line item. The Construction Manager acknowledges and agrees that funds from other line items in the Cost of the Work portion of the Guaranteed Maximum Price (including but not limited to the line item for Contingency, described in Section 5.2.2) may not be transferred to the General Conditions Costs line item unless authorized by the Owner.

§ 5.2.4 In the event the actual Cost of the Work plus the Construction Manager’s Fee is less than the Guaranteed Maximum Price, as adjusted, the difference (“Savings”) shall be shared 75% to the Owner and 25% to the Construction Manager. Savings shall be calculated and paid as part of final payment hereunder.

§ 5.3 CHANGES IN THE WORK

§ 5.3.1 Adjustments to the Guaranteed Maximum Price on account of changes in the Work may be determined by the applicable methods listed in Section 7.3.3 of the General Conditions.

§ 5.3.2 In calculating adjustments to subcontracts (except those awarded with the Owner’s prior consent on the basis of cost plus a fee), the terms “cost” and “fee” as used in Section 7.3.3.3 of the General Conditions and the terms “costs” as used in Section 7.3.6 of the General Conditions shall have the meanings assigned to them in that document and shall not be modified by this Article 5. Adjustments to subcontracts awarded with the Owner’s prior written consent on the basis of cost plus a fee shall be calculated in accordance with the terms of those subcontracts. The Construction Manager hereby agrees that for changes in the Work performed by a subcontractor, (A) the payment to the subcontractor shall be equal to (i) the actual cost incurred in performing such changed work; (ii) a markup of 10% of such actual cost for overhead; and (iii) fee of 5% of actual cost. Notwithstanding the foregoing, the total amount payable to subcontractors of every tier on account of overhead and fee for a change to the Work shall not exceed 25%. In addition, the Construction Manager shall be entitled to Construction Manager’s Fee equal

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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to the percentage stated in Exhibit G, based on the total amount payable to the subcontractor; provided, however, that the Construction Manager shall not be entitled to Construction Manager’s Fee on the first $500,000 of Change Orders. There shall be no reduction in Construction Manager’s Fee for deductive Change Orders. See Annex 2 to Exhibit G for examples of how markups and fees are calculated.

§ 5.3.3 In calculating adjustments to the Contract, the terms “cost” and “costs” as used in the above-referenced provisions of the General Conditions shall mean the Cost of the Work as defined in Article 6 of this Agreement.

(Paragraphs deleted)

ARTICLE 6 COST OF THE WORK FOR CONSTRUCTION PHASE

§ 6.1 COSTS TO BE REIMBURSED

§ 6.1.1 The term “Cost of the Work” shall mean costs necessarily incurred by the Construction Manager in the proper performance of the Work. Such costs shall be at rates not higher than those customarily paid at the place of the Project except with prior written consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 6 and shall exclude those costs expressly excluded by this Article 6.

§ 6.1.2 LABOR COSTS

.1     Wages of construction workers directly employed by the Construction Manager to perform the construction of the Work at the site or, with the Owner’s agreement, at off-site workshops.

.2     Wages or salaries of the Construction Manager’s supervisory and administrative personnel

(Paragraphs deleted)

listed on Exhibit F, at the hourly rates set forth in Exhibit F. Such hourly rates may be adjusted on an annual basis provided that no annual adjustment exceeds 103% of the prior year’s hourly rate. Such hourly rates are “fully burdened”.

.3     Wages and salaries of the Construction Manager’s supervisory or administrative personnel engaged, at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work to the extent such personnel is listed in Exhibit F, at the hourly rates set forth in Exhibit F.

.4     Costs paid or incurred by the Construction Manager for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements, and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided that such costs are based on wages and salaries included in the Cost of the Work under Sections 6.1.2.1.

§ 6.1.3 SUBCONTRACT COSTS

Payments made by the Construction Manager to Subcontractors in accordance with the requirements of the subcontracts. The items of Work reimbursable as General Conditions costs listed in Exhibit G shall not be included in any trade subcontracts unless authorized by the Owner.

§ 6.1.4 COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED CONSTRUCTION

.1     Costs, including transportation, of materials and equipment incorporated or to be incorporated in the completed construction.

.2     Costs of materials described in the preceding Section 6.1.4.1 in excess of those actually installed but required to provide reasonable allowance for waste and for spoilage. Unused excess materials, if any, shall be handed over to the Owner at the completion of the Work or, at the Owner’s option, shall be sold by the Construction Manager; amounts realized, if any, from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

§ 6.1.5 COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS

.1     Costs, including transportation, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by the construction workers, which are provided by the Construction Manager at the site and fully consumed in the performance of the Work; and cost less salvage value on such items if not fully consumed, whether sold to others or retained by the Construction Manager. Cost for items previously used by the Construction Manager shall mean fair market value.

.2     Rental charges for temporary facilities, machinery, equipment and hand tools not customarily owned by the construction workers, which are provided by the Construction Manager at the site, whether

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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rented from the Construction Manager or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. Rates and quantities of equipment rented shall be subject to the Owner’s prior written approval.

.3     Costs of removal of debris from the site.

.4     Reproduction costs, costs of telegrams, facsimile transmissions, cell phones and long-distance telephone calls, postage and express delivery charges, telephone at the site and reasonable petty cash expenses of the site office.

.5     That portion of the reasonable travel and subsistence expenses of the Construction Manager’s personnel incurred while traveling in discharge of duties connected with the Work to the extent set forth on Exhibit G.

§ 6.1.6 MISCELLANEOUS COSTS

.1	That portion directly attributable to this Contract of premiums for

(Paragraphs deleted)

insurance, deductibles and bonds to the extent set forth on Exhibit G or in the accepted Guaranteed Maximum Price. If the Construction Manager wishes to self-insure any of the risks set forth herein, it shall first obtain the prior written approval of the Owner. Charges on account thereof shall be approved in writing in advance by the Owner and shall in no event be greater than the costs of a third- party insurance program.

.2     Sales, use or similar taxes imposed by a governmental authority which are related to the Work and for which the Construction Manager is liable.

.3     Fees and assessments for permits, licenses and inspections for which the Construction Manager is required by the Contract Documents to pay.

.4     Fees of testing laboratories for tests required by the Contract Documents, except those related to nonconforming Work other than that for which payment is permitted by Section 6.1.8.2.

.5     Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent or other intellectual property rights arising from such requirement by the Contract Documents; payments made in accordance with legal judgments against the Construction Manager resulting from such suits or claims and payments of settlements made with the Owner’s prior written consent; provided, however, that such costs of legal defenses, judgment and settlements shall not be included in the calculation of the Construction Manager’s Fee or the Guaranteed Maximum Price and provided that such royalties, fees and costs are not excluded by the last sentence of Section 3.17.1 of A201TM-1997 or other provisions of the Contract Documents.

.6     Deposits lost (including the failure to obtain a refund of a deposit) for causes other than the Construction Manager’s negligence or failure to fulfill a specific responsibility to the Owner set forth in this Agreement.

.7     Legal, mediation and arbitration costs, other than those arising from disputes between the Owner and Construction Manager, reasonably incurred by the Construction Manager in the performance of the Work and with the Owner’s written permission, which permission shall not be unreasonably withheld; provided, however, that reimbursement hereunder shall be limited to $25,000 in the aggregate.

§ 6.1.7 OTHER COSTS

.1     Other costs incurred in the performance of the Work if and to the extent approved in advance in writing by the Owner.

§ 6.1.8 EMERGENCIES AND REPAIRS TO DAMAGED OR NONCONFORMING WORK
The Cost of the Work shall also include costs described in Section 6.1.1which are incurred by the Construction Manager:

.1     In taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Section 10.6 of A201TM-1997.

.2     In repairing or correcting damaged or nonconforming Work executed by the Construction Manager or the Construction Manager’s Subcontractors or suppliers, provided that such damaged or nonconforming Work  was not caused by the negligence or failure to fulfill a specific responsibility to the Owner set forth in this agreement of the Construction Manager or the Construction Manager’s foremen, engineers or superintendents, or other supervisory, administrative or managerial personnel

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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of the Construction Manager, or the failure of the Construction Manager’s personnel to supervise adequately the Work of the Subcontractors or suppliers, and only to the extent that the cost of repair or correction is not recoverable by the Construction Manager from insurance, Subcontractors or suppliers.

§ 6.1.9 The costs described in Sections 6.1.1 through 6.1.8 shall be included in the Cost of the Work notwithstanding any provision of the General Conditions or other Conditions of the Contract which may require the Construction Manager to pay such costs, unless such costs are excluded by the provisions of Section 6.2.

§ 6.1.10 Notwithstanding any other provision of this Contract to the contrary, the aggregate payment to the Construction Manager for the General Conditions items listed in Annex 1 to Exhibit G shall not exceed the amount set forth in Exhibit G, except as otherwise provided herein with respect to Change Orders.

§ 6.2 COSTS NOT TO BE REIMBURSED

§ 6.2.1 The Cost of the Work shall not include:

.1    Salaries and other compensation of the Construction Manager’s personnel stationed at the Construction Manager’s principal office or offices other than the site office, except as specifically provided in Sections 6.1.2.2 and 6.1.2.3.

.2    Expenses of the Construction Manager’s principal office and offices other than the site office, except as specifically provided in Section 6.1.

.3    Overhead indirect, administrative and general expenses, except as may be expressly included in Section 6.1.

.4    The Construction Manager’s capital expenses, including interest on the Construction Manager’s capital employed for the Work.

.5    Rental costs of machinery and equipment, except as specifically provided in Section 6.1.5.2.

.6    Except as provided in Section 6.1.8.2, costs due to the negligence of the Construction Manager or to the failure of the Construction Manger to fulfill a specific responsibility to the Owner set forth in this Agreement.

.7    Costs incurred in the performance of Preconstruction Phase Services.

.8    Except as provided in Section 6.1.7.1, any cost not specifically and expressly described in Section 6.1.

.9    Costs which would cause the Guaranteed Maximum Price to be exceeded.

.10  Costs due to the negligence or wrongful act of the Construction Manager, any subcontractor, anyone directly or indirectly employed by any of them, or for those acts that any of them may be liable.

.11  Costs or expenses (including legal fees) relating to the bankruptcy of any subcontractor, unless approved in writing by the Owner, such approval not to be unreasonably withheld.

.12  The cost of all fines and penalties, included interest thereon, assessed against the Construction Manager by any federal or local governmental or quasi-governmental authorities.

.13  The cost of any liability, taxes, charges or contributions attributable to Construction Manager’s failure to make timely disbursements to its subcontractors.

.14  Costs incurred to discharge liens arising out of claims against the Project or the site, to the extent such liens are filled by the Construction Manager or its subcontractors; notwithstanding the foregoing, to the extent the reason for the lien is default by the Owner in making payments due and owing under the Contract Documents, the costs of discharging such liens shall be paid pursuant to Change Order; and

.15  Overtime for supervisory and/or administrative personnel of the Construction Manager.

§ 6.3 DISCOUNTS, REBATES AND REFUNDS

§ 6.3.1 Cash discounts obtained on payments made by the Construction Manager shall accrue to the Owner if (1) before making the payment, the Construction Manager included them in an Application for Payment and received payment therefor from the Owner, or (2) the Owner has deposited funds with the Construction Manager with which to make payments; otherwise, cash discounts shall accrue to the Construction Manager. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Construction Manager shall make provisions so that they can be secured.

§ 6.3.2 Amounts which accrue to the Owner in accordance with the provisions of Section 6.3.1 shall be credited to the Owner as a deduction from the Cost of the Work.

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 6.4 ACCOUNTING RECORDS

§ 6.4.1 The Construction Manager shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract; the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner’s accountants shall be afforded full access to the Construction Manager’s records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Project on an “open book” basis, and the Construction Manager shall preserve these for a period of five (5) years after final payment, or for such longer period as may be required by law after final payment. Subcontractors shall have the same obligations to maintain books and records and to permit audits, except with respect to subcontracted work performed on a lump sum basis, the subcontractor shall only be required to maintain the make available such books and records as are specifically required by applicable laws and/or the terms of the Contract Documents.

§ 6.4.2 If any inspection of the Construction Manager’s or any subcontractor’s books and records or other documents reveals an overcharge, the Construction Manager shall pay to the Owner or, at the Owner’s election, the Owner may reimburse itself by taking a credit against future payments due to the Construction Manager, an amount equal to the overage. If one or more overcharges is equal to or greater than Fifty Thousand Dollars ($50,000) in the aggregate, the Construction Manager shall also pay all administrative and auditing expenses incurred by the Owner in determining the existence and amount of the overcharge, not to exceed Twenty Five Thousand Dollars ($25,000).

ARTICLE 7 CONSTRUCTION PHASE

§ 7.1 PROGRESS PAYMENTS

§ 7.1.1 Based upon Applications for Payment submitted to the Project Manager by the Construction Manager and approved by the Owner and the Project Manager, the Owner shall make progress payments on account of the Contract Sum to the Construction Manager as provided below and elsewhere in the Contract Documents.

§ 7.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

On or before the 25th calendar day of each month (or in the event such day is a holiday or weekend day, the preceding business day) the Owner, the Project Manager and the Construction Manager (and the Architect and/or Fill/Finish A/E, if requested by the Owner) shall meet to review a preliminary draft of such Application for Payment (a “Pencil Draw”), prepared by the Construction Manager. Within three (3) days after the meeting described in the previous sentence, the Construction Manager shall (a) revise the Pencil Draw in accordance with any objection or recommendations of either Owner, or Project Manager that is consistent with the requirements for the Contract Documents, and (b) re-submit the revised Pencil Draw to the Owner and the Project Manager as the final Application for Payment. Such Pencil Draw and subsequent Application for Payment shall include a projection of the Cost of the Work through the then-current month.

§ 7.1.3 Provided an Application for Payment is received by the Owner and Project Manager not later than the last business day of a month, the Owner shall make payment to the Construction Manager not later than the last day of the following month. If an Application for Payment is received by the Owner and Project Manager after the application date fixed above, payment shall be made by the Owner not later than the next scheduled progress payment, as described in the previous sentence. The Construction Manager shall make payment to its subcontractors within seven (7) business days after receipt of payment from the Owner. If the Owner becomes aware that any subcontractor is not being paid as required, the Owner may elect to issue joint checks, payable to the Construction Manager and such subcontractor for future payments due such subcontractor. In the event the Owner elects to issue joint checks as described above, the Owner shall not be required to pay Construction Manager’s Fee on account of the amount set forth in such joint check(s), and the Guaranteed Maximum Price shall be reduced by amount equal to [***] percent ([***]%) of the aggregate amount of joint checks issued.

§ 7.1.4 With each Application for Payment, the Construction Manager shall submit payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached and any other evidence required by the Owner or Project Manager to demonstrate that cash disbursements already made by the Construction Manager on account of the Cost of the Work equal or exceed (1) progress payments already received by the Construction Manager; less (2) that portion of those payments attributable to the Construction Manager’s Fee; plus (3) payrolls for the period covered by the present Application for Payment. With each Application for Payment, the Construction Manager

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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shall submit (i) its Waiver and Release of Liens and Claims, in the forms set forth in Exhibit H hereto, covering all Work performed through the date of the current Application for Payment, and conditioned only on payment; and (ii) Waivers and Releases of Liens and Claims from each subcontractor and supplier in the forms set forth in Exhibit H, covering all Work performed through the date of the prior month’s Application for Payment. See section 9.3.3.1 of the General Conditions with respect reimbursement for bonding off liens.

§ 7.1.5 Each Application for Payment shall be based upon the most recent schedule of values submitted by the Construction Manager in accordance with the Contract Documents and approved in writing by the Owner. The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Construction Manager’s Fee, the General Conditions costs, other guaranteed line items and the Contingency shall be shown as separate line items,. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Owner and Project Manager may require. This schedule, unless objected to by the Owner, shall be used as a basis for reviewing the Construction Manager’s Applications for Payment.

§ 7.1.6 Applications for Payment shall show the percentage completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed or (2) the percentage obtained by dividing (a) the expense which has actually been incurred by the Construction Manager on account of that portion of the Work for which the Construction Manager has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

§ 7.1.7 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

.1

Take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute may be included as provided in Section 7.3.7 of the General Conditions, even though the Guaranteed Maximum Price has not yet been adjusted by Change Order.

.2

Add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing.

.3

Add the Construction Manager’s Fee, less ten percent (10%). The Construction Manager’s Fee shall be computed upon the Cost of the Work described in the two preceding Sections at the rate stated in Section 5.1.1 or, if the Construction Manager’s Fee is stated as a fixed sum in that Section, shall be an amount which bears the same ratio to that fixed-sum Fee as the Cost of the Work in the two preceding Sections bears to a reasonable estimate of the probable Cost of the Work upon its completion. Notwithstanding the foregoing, when the Work is 50% complete, no further retainage shall be withheld on the Construction Manager’s Fee or the general conditions cost portion of the Cost of the Work.

.4	Subtract the aggregate of previous payments made by the Owner.
.5

Subtract the shortfall, if any, indicated by the Construction Manager in the documentation required by Section 7.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner’s accountants in such documentation.

.6	Subtract amounts, if any, for which the Owner or the Project Manager has determined should be withheld as provided in Section 9.5 of A201TM-1997.

§ 7.1.8 Except with the Owner’s prior written approval, payments to Subcontractors and payments on account of other items of Cost of the Work shall be subject to retention of ten percent (10%) until the Work is fifty percent (50%) complete, after which no further retainage shall be withheld. Notwithstanding the foregoing, if at any time the Owner reasonably believes that the Work is not progressing satisfactorily, the Owner retains the right to reinstate the above-mentioned retainage in whole or in part. Retainage withheld shall be paid as part of the Application for Payment immediately following Substantial Completion of the Work, less 200% of the value of punch list items and other items of incomplete work. The Owner and the Construction Manager shall agree upon a mutually acceptable procedure for review and approval of payments and retention for subcontracts in writing. If a subcontractor has

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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completed its portion of the Work (including all punch list items and delivery of all items required under the Contract Documents to close-out its subcontract) pursuant to any given subcontract, the Construction Manager may request the Owner to disburse the retainage being held by the Owner in respect of such Subcontractor, after delivering to the Owner any necessary consent to such disbursement from any sureties in form reasonably satisfactory to the Owner. If the Owner is reasonably satisfied the Subcontractor’s work has been completed in accordance with the Contract Documents and the Owner has received satisfactory final waivers of liens and claims with respect to the Subcontractor’s work, the Owner shall disburse said retainage. Regardless of whether the Owner has disbursed said retainage to any Subcontractor, the warranty period referred to in the General Conditions or the other Contract Documents shall not begin with respect to the portion of the Work performed by such Subcontractor until the Date of Substantial Completion of the entire Work.

§ 7.1.9 Except with the Owner’s prior written approval, the Construction Manager shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site, unless Owner is reasonably satisfied that the materials or equipment have been procured and are suitably and safely stored, insured and protected so as adequately to protect Owner’s title thereto and/or interest therein.

(Paragraphs deleted)

§ 7.2 FINAL PAYMENT

§ 7.2.1 Final payment shall be made by the Owner to the Construction Manager when (1) the Contract has been fully performed by the Construction Manager except for the Construction Manager’s responsibility to correct nonconforming Work, as provided in Section 12.2.2 of A201TM-1997, and to satisfy other requirements, if any, which necessarily survive final payment; (2) a final Application for Payment and a final accounting for the Cost of the Work have been submitted by the Construction Manager and reviewed by the Owner’s accountants; (3) the Owner and the Project Manager have approved the final Application for Payment; and (4) final waivers and releases of liens and claims from the Construction Manager and all subcontractors and suppliers (contingent only upon final payment) have been received by the Owner; such final payment shall be made by the Owner not more than 30 days after the issuance of the Architect’s final Certificate for Payment, or as follows:

§ 7.2.2 The amount of the final payment shall be calculated as follows:

.1	Take the sum of the Cost of the Work substantiated by the Construction Manager’s final accounting and the Construction Manager’s Fee, but not more than the Guaranteed Maximum Price.
.2	Subtract amounts, if any, for which the Owner or Project Manager withholds, in whole or in part, funds from the Application for Payment pursuant to the provisions of the Contract Documents.
.3	Subtract the aggregate of previous payments made by the Owner.

If the aggregate of previous payments made by the Owner exceeds the amount due the Construction Manager, the Construction Manager shall reimburse the difference to the Owner.

§ 7.2.3 The Owner’s accountants will review and report in writing on the Construction Manager’s final accounting within thirty (30) days after delivery of the final accounting to the Owner and the Project manager by the Construction Manager. Based upon such Cost of the Work as the Owner’s accountants report to be substantiated by the Construction Manager’s final accounting, and provided the other conditions of Section 7.2.1 and other conditions in the Contract Documents relating to final payment have been met, the Owner will, within seven (7) days after receipt of the written report of the Owner’s accountants, notify the Construction Manager of the amount the Owner believes to be due as final payment.. The time periods stated in this Section 7.2 supersede those stated in Subparagraph 9.4.1 of the General Conditions.

§ 7.2.4 If the Owner’s accountants report the Cost of the Work as substantiated by the Construction Manager’s final accounting to be less than claimed by the Construction Manager, the Construction Manager shall be entitled to proceed in accordance with Article 9. Unless agreed to otherwise, a demand for arbitration of the disputed amount shall be made by the Construction Manager within 60 days after the Construction Manager’s receipt of a copy of the Owner’s notice described in Paragraph 7.2.3 above. Failure to make such demand within this 60-day period shall result in the substantiated amount reported by the Owner’s accountants becoming binding on the Construction Manager. Pending a final resolution of the disputed amount, the Owner shall pay the Construction Manager the amount certified in the Architect’s final Certificate for Payment.

(Paragraphs deleted)

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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ARTICLE 8 INSURANCE AND BONDS

§ 8.1 INSURANCE REQUIRED OF THE CONSTRUCTION MANAGER

During both phases of the Project, the Construction Manager shall purchase and maintain insurance as set forth in Exhibit I attached hereto.

(Paragraphs deleted)

§ 8.3 PERFORMANCE BOND AND PAYMENT BOND

§ 8.3.1 At the written request of the Owner, made concurrently with acceptance of the Guaranteed Maximum Price proposal, the Construction Manager shall furnish bonds covering the faithful performance of the Contract and payment of obligations thereunder. Such bonds shall be furnished within the earlier to occur of (a) thirty (30) days after establishment of the Guaranteed Maximum Price or (b) three (3) days prior to commencement of construction work at the site. Each bond shall be in an amount equal to the Guaranteed Maximum Price, or at the election of the Owner, the Construction Manager’s Fee and General Conditions portion of the Guaranteed Maximum Price. Such bonds shall be issued by sureties reasonably acceptable to the Owner, at the request of the Owner shall name the Owner and the Owner’s lender as dual obligees and shall be on forms reasonably acceptable to the Owner. In addition, the Construction Manager shall require each subcontractor having a subcontract with a value in excess of $[***] to furnish payment and performance bonds, each in the amount of such subcontractor’s contract amount, and naming the Construction Manager and the Owner as dual obligees. With the approval of the Owner, the Construction Manager may enroll subcontractors in Subguard insurance in lieu of such subcontractors providing payment and performance bonds.

(Paragraphs deleted)

ARTICLE 9 MISCELLANEOUS PROVISIONS

§ 9.1 DISPUTE RESOLUTION FOR THE PRECONSTRUCTION PHASE

§ 9.1.1 Any claim, dispute, or other matter in question arising out of or related to this Agreement or breach thereof shall be determined in accordance with Article 4 of the General Conditions.

§ 9.2 DISPUTE RESOLUTION FOR THE CONSTRUCTION PHASE

§ 9.2.1 Any claim, dispute or other matter in question arising out of or related to this Agreement or breach thereof shall be settled in accordance with Article 4 of the General Conditions.

§ 9.3 OTHER PROVISIONS

§ 9.3.1 Unless otherwise noted, the terms used in this Agreement shall have the same meaning as set forth in the General Conditions.

§ 9.3.2 EXTENT OF CONTRACT

This Contract, which includes this Agreement and the other documents incorporated herein by reference, represents the entire and integrated agreement between the Owner and the Construction Manager and supersedes all prior negotiations, representations or agreements, either written or oral. This Agreement may be amended only by written instrument signed by both the Owner and Construction Manager. If anything in any document incorporated into this Agreement is inconsistent with this Agreement, this Agreement shall govern.

§ 9.3.3 OWNERSHIP AND USE OF DOCUMENTS

The Drawings, Specifications and other documents prepared by the Architect and the Fill/Finish A/E, and copies thereof furnished to the Construction Manager, are for use solely with respect to this Project. They are not to be used by the Construction Manager, Subcontractors, Sub-subcontractors or suppliers on other projects, or for additions to this Project outside the scope of the Work, without the specific written consent of the Owner and Architect or Fill/Finish A/E, as applicable, the Construction Manager, Subcontractors, Sub-subcontractors and suppliers are granted a limited license to use and reproduce applicable portions of the Drawings, Specifications and other documents prepared by the Architect and Fill/Finish A/E appropriate to and for use in the execution of their Work under the Contract Documents.

§ 9.3.4 GOVERNING LAW

The Contract shall be governed by the law of the State of Maryland, without giving effect to principles of conflicts of laws thereof. The Construction Manager hereby consents to jurisdiction over its person by any court sitting in the State of Maryland, and hereby waives any objection of forum non conveniens and any similar objection to venue in the State of Maryland.

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 9.3.5 ASSIGNMENT

The Owner and Construction Manager respectively bind themselves, their partners, successors, assigns and legal representatives to the other party hereto and to partners, successors, assigns and legal representatives of such other party in respect to covenants, agreements and obligations contained in the Contract Documents. Except as provided in Section 11.8 below, neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.

Nothing contained in this Contract shall create a contractual relationship with or a cause of action in favor of a third party against either the Owner or the Construction Manager.

If the Owner requests the Construction Manager to execute certificates, the proposed language of such certificates shall be submitted to the Construction Manager for its review at least seven (7) days prior to the requested dates of execution. The Construction Manager shall promptly execute such certificates as to matters that are within the scope of its knowledge, with reasonable and appropriate qualifiers as necessary. The Construction Manager shall not be required to execute certificates that would require knowledge, services or responsibilities beyond the scope of this Contract.

ARTICLE 10 TERMINATION OR SUSPENSION

(Paragraphs deleted)

§ 10.1

§ 10.1 TERMINATION SUBSEQUENT TO ESTABLISHING GUARANTEED MAXIMUM PRICE

This Contract may be terminated as provided in Article 14 of the General Conditions.

(Paragraphs deleted)

§ 10.2 SUSPENSION

The Work may be suspended by the Owner as provided in Article 14 of the General Conditions; in such case, the Guaranteed Maximum Price, if established, shall be increased as provided in Section 14.3 of the General Conditions except that the term “cost of performance of the Contract” in that Section shall be understood to mean the Cost of the Work and the term “profit” shall be understood to mean the Construction Manager’s Fee as described in Exhibit G.

ARTICLE 11 OTHER CONDITIONS AND SERVICES

§ 11.1 The following Exhibits are incorporated by reference to this Agreement:

Exhibit A	Scope of Work
Exhibit B	General Conditions
Exhibit C	Equipment Matrix
Exhibit D	Scope of Authority of Project Manager
Exhibit E	Project Schedule
Exhibit F	Key Personnel and Hourly Rates
Exhibit G	GMP, including General Conditions Items and Costs, Fee and Contingency [to be inserted at such time as the GMP is agreed upon]
Exhibit H	Forms of Partial and Final Waivers of Liens and Claims
Exhibit I	Insurance Requirements
Exhibit J	Other Requirements
Exhibit K	Forms of Construction Manager’s Subcontract and Purchase Order.

§ 11.2 Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable laws. If, however, any provision of this Agreement, or portion thereof, is prohibited by law or found invalid under any law, such provision or portion thereof, only shall be ineffective without in any manner invalidating or affecting the remaining provisions of this Agreement or the valid portion of such provision, which provisions are deemed severable.

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 11.3 The waiver by one party of any breach of this Agreement or the failure of one party to enforce at any time, or for any period of time, any provision hereof, shall be limited to the particular waiver or non-enforcement, and shall not operate or be deemed to waive any future breach of this Agreement or be construed to be a waiver of any other provision of this Agreement.

§ 11.4 Each party hereto agrees to do all acts and things and to make, execute and deliver such written instruments as from time to time are reasonably required to carry out the terms and intent of this Agreement. The Construction Manager shall, and cause all of its subcontractors to, fully cooperate with the Owner and comply with all requests by the Owner for reports, certificates, statements and further services which are not inconsistent with the terms and conditions of this Agreement.

§ 11.5 The Contract hereby warrants and represents that the Construction Manager shall not knowingly or negligently communicate or disclose at any time to any person or entity any information in connection with the Project, except (i) with the Owner’s prior written consent, (ii) as necessary to perform the Work, provided the Owner receives prior notice of such necessity, or (iii) as may be required by law. Any authorized communication or disclosure shall be limited strictly to the extent of such authorization. If any person or entity seeks from the Contract any information concerning the Project, the Construction Manager shall promptly notify the Owner. All information, records and documents furnished by the Owner in connection with the Project are hereby considered privileged and confidential. The Construction Manager shall cause any subcontractors or any other person or entity performing any portion of the Work to warrant and represent the items set forth in this Section 11.5. The representations and warranties contained herein shall survive the complete performance of the Work or earlier termination of the Agreement.

§ 11.6 The Owner and the Construction Manager, respectively, bind themselves, their partners, successors, assigns and legal representatives to the other party to this Agreement and to the partners, successors, assigns and legal representatives of such other party with respect to all covenants of this Agreement. The Construction Manager shall not assign this Agreement without the written consent of the Owner. The Construction Manager under this Agreement may not assign any monies due to the Construction Manager under this Agreement.

§ 11.7 The Construction Manager agrees that it will include the terms of the Agreement and the other Contract Documents in its subcontracts and other agreements with persons or entities performing work on behalf of the Construction Manager for the Project (other than financial and business terms unrelated to such parties’ work).

§ 11.8 The Owner shall have the right to assign this Agreement to any affiliated entities or its Lender, effective as of the date of a written notice provided by the Owner. The Owner shall have the right to assign this Agreement to any other parties with the prior written consent of the Construction Manager, which shall not be withheld so long as such assignee agrees to remain responsible to fulfill the terms and conditions of this Agreement, including the financial obligations. In the event the Construction Manager reasonably believes, after receipt of reasonable evidence, that the proposed assignee is unable to fulfill the Owner’s financial obligations hereunder, the Owner may still assign this Agreement, but the Owner shall agree to remain contingently liable for the Owner’s financial obligations hereunder.

§ 11.9 The Construction Manager agrees that all services rendered in connection with the Project prior to the date of this Agreement and hereby deemed part of the Work under this Agreement and shall be governed hereby. The Construction Manager further represents and warrants to the Owner that the Construction Manager is not aware of any claims that the Construction Manager may have in connection with the Project as of the date of this Agreement including, without limitation, any claim for an adjustment in compensation and the Construction Manager hereby waives and forfeits all right to any such claim of which the Construction Manager should have knowledge.

§ 11.10 All notices given under this Agreement shall be in writing and shall be deemed properly served if delivered in person to the individual to whom it is addressed, or two (2) business days after deposit in the United States mail, if sent postage prepaid by United States registered or certified mail, return receipt requested. All notices shall be sent to the persons and addresses on the first page of the Agreement, or to such other address or addressee as any party entitled to receive notice hereunder shall designate to all other parties in the manner provided here for the service of notice.

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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This Agreement entered into as of the day and year first written above.

OWNER	CONSTRUCTION MANAGER

/s/ John M. Ferrari	/s/ Timothy J. Regan
(Signature)	(Signature)
UNITED THERAPEUTICS CORPORATION	THE WHITING-TURNER CONTRACTING COMPANY

John M. Ferrari, CFO	Timothy J. Regan, Senior Vice President
(Printed name and title)	(Printed name and title)

11/5/07	October 23, 2007
Date	Date

/s/ Avi Halpert	/s/ John S. Hess
ATTEST	ATTEST

(Table deleted)(Paragraphs deleted)

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AIA Document A121™CMc – 2003 and AGC Document 565. Copyright © 1991 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:44:17 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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Exhibit A

Scope of Work

October 8, 2007

The Whiting-Turner Contracting Company (“Construction Manager” and “Constructor”) is responsible for the Scope of Work defined and qualified as follows:

1.

Construction Manager will provide Pre-construction and Estimating Services to reach a mutually agreeable Guaranteed Maximum Price for Unither (“The Project”) and for United Therapeutics Corporation (“The Owner”).

2.

Construction Manager will provide a Guaranteed Maximum Price (“GMP”) for The Project with Assumptions and Clarifications. The Assumptions and Clarifications form the basis of the GMP and take precedence over all other contract documents.

[Items 3, 4 & 5 have been superseded by Amendment No. 1]

Document A201TM – 1997

General Conditions of the Contract for Construction

for the following PROJECT:

(Name and location or address):

Construction of a new Class A headquarters building for use as office space and fill-finish facilities, containing approximately 90,000 square feet, and ancillary facilities located in Silver Spring, Maryland, as more fully described on Exhibit A attached to the Agreement.

THE OWNER:

(Paragraphs deleted)United Therapeutics Corporation

1110 Spring Street

Silver Spring, MD 20910

THE ARCHITECT:

(Paragraphs deleted)Schick Goldstein Architects, P.C.

1506 19th Street, N.W.

Washington, DC 20036

THE FILL/FINISH A/E

IPS Integrated Project Services, Inc.

2001 Joshua Road

Lafayette Hill, PA 19444

THE CONTRACTOR:

The Whiting-Turner Contracting Company

300 East Joppa Rd.

Baltimore, MD 21286

TABLE OF ARTICLES

1                                         GENERAL PROVISIONS

2                                         OWNER

3                                         CONTRACTOR

4                                         ADMINISTRATION OF THE CONTRACT

5                                         SUBCONTRACTORS

6                                         CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

7                                         CHANGES IN THE WORK

8                                         TIME

9                                         PAYMENTS AND COMPLETION

10                                  PROTECTION OF PERSONS AND PROPERTY

11                                  INSURANCE AND BONDS

12                                  UNCOVERING AND CORRECTION OF WORK

13                                  MISCELLANEOUS PROVISIONS

14                                  TERMINATION OR SUSPENSION OF THE CONTRACT

ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

This document has been approved and endorsed by The Associated General Contractors of America

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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INDEX

(Numbers and Topics in Bold are Section Headings)

Acceptance of Nonconforming Work

9.6.6, 9.9.3, 12.3

Acceptance of Work

9.6.6, 9.8.2, 9.9.3, 9.10.1, 9.10.3, 12.3

Access to Work

3.16, 6.2.1, 12.1

Accident Prevention

4.2.3, 10

Acts and Omissions

3.2, 3.3.2, 3.12.8, 3.18, 4.2.3, 4.3.8, 4.4.1, 8.3.1, 9.5.1, 10.2.5, 13.4.2, 13.7, 14.1

Addenda

1.1.1, 3.11

Additional Costs, Claims for

4.3.4, 4.3.5, 4.3.6, 6.1.1, 10.3

Additional Inspections and Testing

9.8.3, 12.2.1, 13.5

Additional Time, Claims for

4.3.4, 4.3.7, 8.3.2

ADMINISTRATION OF THE CONTRACT

3.1.3, 4, 9.4, 9.5

Advertisement or Invitation to Bid

1.1.1

Aesthetic Effect

4.2.13, 4.5.1

Allowances

3.8

All-risk Insurance

11.4.1.1

Applications for Payment

4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5, 9.10, 11.1.3, 14.2.4, 14.4.3

Approvals

2.4, 3.1.3, 3.5, 3.10.2, 3.12, 4.2.7, 9.3.2, 13.4.2, 13.5

Arbitration

4.3.3, 4.4, 4.5.1, 4.5.2, 4.6, 8.3.1, 9.7.1, 11.4.9, 11.4.10

Architect

4.1

Architect, Definition of

4.1.1

Architect, Extent of Authority

2.4, 3.12.7, 4.2, 4.3.6, 4.4, 5.2, 6.3, 7.1.2, 7.3.6, 7.4, 9.2, 9.3.1, 9.4, 9.5, 9.8.3, 9.10.1, 9.10.3, 12.1, 12.2.1, 13.5.1, 13.5.2, 14.2.2, 14.2.4

Architect, Limitations of Authority and Responsibility

2.1.1, 3.3.3, 3.12.4, 3.12.8, 3.12.10, 4.1.2, 4.2.1, 4.2.2, 4.2.3, 4.2.6, 4.2.7, 4.2.10, 4.2.12, 4.2.13, 4.4, 5.2.1, 7.4, 9.4.2, 9.6.4, 9.6.6

Architect’s Additional Services and Expenses

2.4, 11.4.1.1, 12.2.1, 13.5.2, 13.5.3, 14.2.4

Architect’s Administration of the Contract

3.1.3, 4.2, 4.3.4, 4.4, 9.4, 9.5

Architect’s Approvals

2.4, 3.1.3, 3.5.1, 3.10.2, 4.2.7

Architect’s Authority to Reject Work

3.5.1, 4.2.6, 12.1.2, 12.2.1

Architect’s Copyright

1.6

Architect’s Decisions

4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5, 4.4.6, 4.5, 6.3, 7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2, 14.2.4

Architect’s Inspections

4.2.2, 4.2.9, 4.3.4, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 13.5

Architect’s Instructions

3.2.3, 3.3.1, 4.2.6, 4.2.7, 4.2.8, 7.4.1, 12.1, 13.5.2

Architect’s Interpretations

4.2.11, 4.2.12, 4.3.6

Architect’s Project Representative

4.2.10

Architect’s Relationship with Contractor

1.1.2, 1.6, 3.1.3, 3.2.1, 3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1, 3.7.3, 3.10, 3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2, 4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2, 7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 11.4.7, 12, 13.4.2, 13.5

Architect’s Relationship with Subcontractors

1.1.2, 4.2.3, 4.2.4, 4.2.6, 9.6.3, 9.6.4, 11.4.7

Architect’s Representations

9.4.2, 9.5.1, 9.10.1

Architect’s Site Visits

4.2.2, 4.2.5, 4.2.9, 4.3.4, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5

Asbestos

10.3.1

Attorneys’ Fees

3.18.1, 9.10.2, 10.3.3

Award of Separate Contracts

6.1.1, 6.1.2

Award of Subcontracts and Other Contracts for Portions of the Work

5.2

Basic Definitions

1.1

Bidding Requirements

1.1.1, 1.1.7, 5.2.1, 11.5.1

Boiler and Machinery Insurance

11.4.2

Bonds, Lien

9.10.2

Bonds, Performance, and Payment

7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5

Building Permit

3.7.1

Capitalization

1.3

Certificate of Substantial Completion

9.8.3, 9.8.4, 9.8.5

Init. /

AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

	User Notes:	(4292343372)

2

Certificates for Payment

4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1, 9.10.3, 13.7, 14.1.1.3, 14.2.4

Certificates of Inspection, Testing or Approval

13.5.4

Certificates of Insurance

9.10.2, 11.1.3

Change Orders

1.1.1, 2.4.1, 3.4.2, 3.8.2.3, 3.11.1, 3.12.8, 4.2.8, 4.3.4, 4.3.9, 5.2.3, 7.1, 7.2, 7.3, 8.3.1, 9.3.1.1, 9.10.3, 11.4.1.2, 11.4.4, 11.4.9, 12.1.2

Change Orders, Definition of

7.2.1

CHANGES IN THE WORK

3.11, 4.2.8, 7, 8.3.1, 9.3.1.1, 11.4.9

Claim, Definition of

4.3.1

Claims and Disputes

3.2.3, 4.3, 4.4, 4.5, 4.6, 6.1.1, 6.3, 7.3.8, 9.3.3, 9.10.4, 10.3.3

Claims and Timely Assertion of Claims

4.6.5

Claims for Additional Cost

3.2.3, 4.3.4, 4.3.5, 4.3.6, 6.1.1, 7.3.8, 10.3.2

Claims for Additional Time

3.2.3, 4.3.4, 4.3.7, 6.1.1, 8.3.2, 10.3.2

Claims for Concealed or Unknown Conditions

4.3.4

Claims for Damages

3.2.3, 3.18, 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1, 11.4.5, 11.4.7, 14.1.3, 14.2.4

Claims Subject to Arbitration

4.4.1, 4.5.1, 4.6.1

Cleaning Up

3.15, 6.3

Commencement of Statutory Limitation Period

13.7

Commencement of the Work, Conditions Relating to

2.2.1, 3.2.1, 3.4.1, 3.7.1, 3.10.1, 3.12.6, 4.3.5, 5.2.1, 5.2.3, 6.2.2, 8.1.2, 8.2.2, 8.3.1, 11.1, 11.4.1, 11.4.6, 11.5.1

Commencement of the Work, Definition of

8.1.2

Communications Facilitating Contract Administration

3.9.1, 4.2.4

Completion, Conditions Relating to

1.6.1, 3.4.1, 3.11, 3.15, 4.2.2, 4.2.9, 8.2, 9.4.2, 9.8, 9.9.1, 9.10, 12.2, 13.7, 14.1.2

COMPLETION, PAYMENTS AND

9

Completion, Substantial

4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 9.10.4.2, 12.2, 13.7

Compliance with Laws

1.6.1, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6.4, 4.6.6, 9.6.4, 10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14.1.1, 14.2.1.3

Concealed or Unknown Conditions

4.3.4, 8.3.1, 10.3

Conditions of the Contract

1.1.1, 1.1.7, 6.1.1, 6.1.4

Consent, Written

1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2

CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

1.1.4, 6

Construction Change Directive, Definition of

7.3.1

Construction Change Directives

1.1.1, 3.12.8, 4.2.8, 4.3.9, 7.1, 7.3, 9.3.1.1

Construction Schedules, Contractor’s

1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3

Contingent Assignment of Subcontracts

5.4, 14.2.2.2

Continuing Contract Performance

4.3.3

Contract, Definition of

1.1.2

CONTRACT, TERMINATION OR SUSPENSION OF THE

5.4.1.1, 11.4.9, 14

Contract Administration

3.1.3, 4, 9.4, 9.5

Contract Award and Execution, Conditions Relating to

3.7.1, 3.10, 5.2, 6.1, 11.1.3, 11.4.6, 11.5.1

Contract Documents, The

1.1, 1.2

Contract Documents, Copies Furnished and Use of

1.6, 2.2.5, 5.3

Contract Documents, Definition of

1.1.1

Contract Sum

3.8, 4.3.4, 4.3.5, 4.4.5, 5.2.3, 7.2, 7.3, 7.4, 9.1, 9.4.2, 9.5.1.4, 9.6.7, 9.7, 10.3.2, 11.4.1, 14.2.4, 14.3.2

Contract Sum, Definition of

9.1

Contract Time

4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1.3, 7.3, 7.4, 8.1.1, 8.2, 8.3.1, 9.5.1, 9.7, 10.3.2, 12.1.1, 14.3.2

Contract Time, Definition of

8.1.1

CONTRACTOR

3

Contractor, Definition of

3.1, 6.1.2

Contractor’s Construction Schedules

1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3

Contractor’s Employees

3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3, 11.1.1, 11.4.7, 14.1, 14.2.1.1,

Init. /

AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

	User Notes:	(4292343372)

3

Contractor’s Liability Insurance

11.1

Contractor’s Relationship with Separate Contractors and Owner’s Forces

3.12.5, 3.14.2, 4.2.4, 6, 11.4.7, 12.1.2, 12.2.4

Contractor’s Relationship with Subcontractors

1.2.2, 3.3.2, 3.18.1, 3.18.2, 5, 9.6.2, 9.6.7, 9.10.2, 11.4.1.2, 11.4.7, 11.4.8

Contractor’s Relationship with the Architect

1.1.2, 1.6, 3.1.3, 3.2.1, 3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1, 3.7.3, 3.10, 3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2, 4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2, 7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 11.4.7, 12, 13.4.2, 13.5

Contractor’s Representations

1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.8.2

Contractor’s Responsibility for Those Performing the Work

3.3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10

Contractor’s Review of Contract Documents

1.5.2, 3.2, 3.7.3

Contractor’s Right to Stop the Work

9.7

Contractor’s Right to Terminate the Contract

4.3.10, 14.1

Contractor’s Submittals

3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6, 9.2, 9.3, 9.8.2, 9.8.3, 9.9.1, 9.10.2, 9.10.3, 11.1.3, 11.5.2

Contractor’s Superintendent

3.9, 10.2.6

Contractor’s Supervision and Construction Procedures

1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 4.3.3, 6.1.3, 6.2.4, 7.1.3, 7.3.4, 7.3.6, 8.2, 10, 12, 14

Contractual Liability Insurance

11.1.1.8, 11.2, 11.3

Coordination and Correlation

1.2, 1.5.2, 3.3.1, 3.10, 3.12.6, 6.1.3, 6.2.1

Copies Furnished of Drawings and Specifications

1.6, 2.2.5, 3.11

Copyrights

1.6, 3.17

Correction of Work

2.3, 2.4, 3.7.4, 4.2.1, 9.4.2, 9.8.2, 9.8.3, 9.9.1, 12.1.2, 12.2, 13.7.1.3

Correlation and Intent of the Contract Documents
1.2

Cost, Definition of

7.3.6

Costs

2.4, 3.2.3, 3.7.4, 3.8.2, 3.15.2, 4.3, 5.4.2, 6.1.1, 6.2.3, 7.3.3.3, 7.3.6, 7.3.7, 7.3.8, 9.10.2, 10.3.2, 10.5, 11.3, 11.4, 12.1, 12.2.1, 12.2.4, 13.5, 14

Cutting and Patching

6.2.5, 3.14

Damage to Construction of Owner or Separate Contractors

3.14.2, 6.2.4, 9.2.1.5, 10.2.1.2, 10.2.5, 10.6, 11.1, 11.4, 12.2.4

Damage to the Work

3.14.2, 9.9.1, 10.2.1.2, 10.2.5, 10.6, 11.4, 12.2.4

Damages, Claims for

3.2.3, 3.18, 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1, 11.4.5, 11.4.7, 14.1.3, 14.2.4

Damages for Delay

6.1.1, 8.3.3, 9.5.1.6, 9.7, 10.3.2

Date of Commencement of the Work, Definition of

8.1.2

Date of Substantial Completion, Definition of

8.1.3

Day, Definition of

8.1.4

Decisions of the Architect

4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5, 4.4.6, 4.5, 6.3, 7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2, 14.2.4

Decisions to Withhold Certification

9.4.1, 9.5, 9.7, 14.1.1.3

Defective or Nonconforming Work, Acceptance, Rejection and Correction of

2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.5.2, 9.6.6, 9.8.2, 9.9.3, 9.10.4, 12.2.1, 13.7.1.3

Defective Work, Definition of

3.5.1

Definitions

1.1, 2.1.1, 3.1, 3.5.1, 3.12.1, 3.12.2, 3.12.3, 4.1.1, 4.3.1, 5.1, 6.1.2, 7.2.1, 7.3.1, 7.3.6, 8.1, 9.1, 9.8.1

Delays and Extensions of Time

3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 8.3, 9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2

Disputes

4.1.4, 4.3, 4.4, 4.5, 4.6, 6.3, 7.3.8

Documents and Samples at the Site

3.11

Drawings, Definition of

1.1.5

Drawings and Specifications, Use and Ownership of

1.1.1, 1.3, 2.2.5, 3.11, 5.3

Effective Date of Insurance

8.2.2, 11.1.2

Emergencies

4.3.5, 10.6, 14.1.1.2

Employees, Contractor’s

3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3, 11.1.1, 11.4.7, 14.1, 14.2.1.1

Equipment, Labor, Materials and

1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.2

Execution and Progress of the Work

1.1.3, 1.2.1, 1.2.2, 2.2.3, 2.2.5, 3.1, 3.3, 3.4, 3.5, 3.7, 3.10, 3.12, 3.14, 4.2.2, 4.2.3, 4.3.3, 6.2.2, 7.1.3, 7.3.4, 8.2, 9.5, 9.9.1, 10.2, 10.3, 12.2, 14.2, 14.3

Init. /

AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

	User Notes:	(4292343372)

4

Extensions of Time

3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3, 7.4.1, 9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2

Failure of Payment

4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6

Faulty Work

(See Defective or Nonconforming Work)

Final Completion and Final Payment

4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1, 11.4.5, 12.3.1, 13.7, 14.2.4, 14.4.3

Financial Arrangements, Owner’s

2.2.1, 13.2.2, 14.1.1.5

Fire and Extended Coverage Insurance

11.4

GENERAL PROVISIONS

1

Governing Law

13.1

Guarantees (See Warranty)

Hazardous Materials

10.2.4, 10.3, 10.5

Identification of Contract Documents

1.5.1

Identification of Subcontractors and Suppliers

5.2.1

Indemnification

3.17, 3.18, 9.10.2, 10.3.3, 10.5, 11.4.1.2, 11.4.7

Information and Services Required of the Owner

2.1.2, 2.2, 3.2.1, 3.12.4, 3.12.10, 4.2.7, 4.3.3, 6.1.3, 6.1.4, 6.2.5, 9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1, 13.5.2, 14.1.1.4, 14.1.4

Injury or Damage to Person or Property

4.3.8, 10.2, 10.6

Inspections

3.1.3, 3.3.3, 3.7.1, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.2, 9.8.3, 9.9.2, 9.10.1, 12.2.1, 13.5

Instructions to Bidders

1.1.1

Instructions to the Contractor

3.2.3, 3.3.1, 3.8.1, 4.2.8, 5.2.1, 7, 12, 8.2.2, 13.5.2

Insurance

3.18.1, 6.1.1, 7.3.6, 8.2.1, 9.3.2, 9.8.4, 9.9.1, 9.10.2, 9.10.5, 11

Insurance, Boiler and Machinery

11.4.2

Insurance, Contractor’s Liability

11.1

Insurance, Effective Date of

8.2.2, 11.1.2

Insurance, Loss of Use

11.4.3

Insurance, Owner’s Liability

11.2

Insurance, Project Management Protective Liability

11.3

Insurance, Property

10.2.5, 11.4

Insurance, Stored Materials

9.3.2, 11.4.1.4

INSURANCE AND BONDS

11

Insurance Companies, Consent to Partial Occupancy

9.9.1, 11.4.1.5

Insurance Companies, Settlement with

11.4.10

Intent of the Contract Documents

1.2.1, 4.2.7, 4.2.12, 4.2.13, 7.4

Interest

13.6

Interpretation

1.2.3, 1.4, 4.1.1, 4.3.1, 5.1, 6.1.2, 8.1.4

Interpretations, Written

4.2.11, 4.2.12, 4.3.6

Joinder and Consolidation of Claims Required

4.6.4

Judgment on Final Award

4.6.6

Labor and Materials, Equipment

1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 42.6, 4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3,

9.10.2, 10.2.1, 10.2.4, 14.2.1.2

Labor Disputes

8.3.1

Laws and Regulations

1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6, 9.6.4, 9.9.1, 10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14

Liens

2.1.2, 4.4.8, 8.2.2, 9.3.3, 9.10

Limitation on Consolidation or Joinder

4.6.4

Limitations, Statutes of

4.6.3, 12.2.6, 13.7

Limitations of Liability

2.3, 3.2.1, 3.5.1, 3.7.3, 3.12.8, 3.12.10, 3.17, 3.18, 4.2.6, 4.2.7, 4.2.12, 6.2.2, 9.4.2, 9.6.4, 9.6.7, 9.10.4, 10.3.3, 10.2.5, 11.1.2, 11.2.1, 11.4.7, 12.2.5, 13.4.2

Limitations of Time

2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1, 4.2.7, 4.3, 4.4, 4.5, 4.6, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2, 13.5, 13.7, 14

Loss of Use Insurance

11.4.3

Material Suppliers

1.6, 3.12.1, 4.2.4, 4.2.6, 5.2.1, 9.3, 9.4.2, 9.6, 9.10.5

Materials, Hazardous

10.2.4, 10.3, 10.5

Init. /

AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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Materials, Labor, Equipment and

1.1.3, 1.1.6, 1.6.1, 3.4, 3.5.1, 3.8.2, 3.8.23, 3.12, 3.13, 3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.2

Means, Methods, Techniques, Sequences and Procedures of Construction

3.3.1, 3.12.10, 4.2.2, 4.2.7, 9.4.2

Mechanic’s Lien

4.4.8

Mediation

4.4.1, 4.4.5, 4.4.6, 4.4.8, 4.5, 4.6.1, 4.6.2, 8.3.1, 10.5

Minor Changes in the Work

1.1.1, 3.12.8, 4.2.8, 4.3.6, 7.1, 74

MISCELLANEOUS PROVISIONS

13

Modifications, Definition of

1.1.1

Modifications to the Contract

1.1.1, 1.1.2, 3.7.3, 3.11, 4.1.2, 4.2.1, 5.2.3, 7, 8.3.1, 9.7, 10.3.2, 11.4.1

Mutual Responsibility

6.2

Nonconforming Work, Acceptance of

9.6.6, 9.9.3, 12.3

Nonconforming Work, Rejection and Correction of

2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.8.2, 9.9.3, 9.10.4, 12.2.1, 13.7.1.3

Notice

2.2.1, 2.3, 2.4, 3.2.3, 3.3.1, 3.7.2, 3.7.4, 3.12.9, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 13.5.1, 13.5.2, 14.1, 14.2

Notice, Written

2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 14

Notice of Testing and Inspections

13.5.1, 13.5.2

Notice to Proceed

8.2.2

Notices, Permits, Fees and

2.2.2, 3.7, 3.13, 7.3.6.4, 10.2.2

Observations, Contractor’s

1.5.2, 3.2, 3.7.3, 4.3.4

Occupancy

2.2.2, 9.6.6, 9.8, 11.4.1.5

Orders, Written

1.1.1, 2.3, 3.9, 4.3.6, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2, 14.3.1

OWNER

2

Owner, Definition of

2.1

Owner, Information and Services Required of the

2.1.2, 2.2, 3.2.1, 3.12.4, 3.12.10, 4.2.7, 4.3.3, 6.1.3, 6.1.4, 6.2.5, 9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1, 13.5.2, 14.1.1.4, 14.1.4

Owner’s Authority

1.6, 2.1.1, 2.3, 2.4, 3.4.2, 3.8.1, 3.12.10, 3.14.2, 4.1.2, 4.1.3, 4.2.4, 4.2.9, 4.3.6, 4.4.7, 5.2.1, 5.2.4, 5.4.1, 6.1, 6.3, 7.2.1, 7.3.1, 8.2.2, 8.3.1, 9.3.1, 9.3.2, 9.5.1, 9.9.1, 9.10.2, 10.3.2, 11.1.3, 11.3.1, 11.4.3, 11.4.10, 12.2.2, 12.3.1, 13.2.2, 14.3, 14.4

Owner’s Financial Capability

2.2.1, 13.2.2, 14.1.1.5

Owner’s Liability Insurance

11.2

Owner’s Loss of Use Insurance

11.4.3

Owner’s Relationship with Subcontractors

1.1.2, 5.2, 5.3, 5.4, 9.6.4, 9.10.2, 14.2.2

Owner’s Right to Carry Out the Work

2.4, 12.2.4. 14.2.2.2

Owner’s Right to Clean Up

6.3

Owner’s Right to Perform Construction and to Award Separate Contracts

6.1

Owner’s Right to Stop the Work

2.3

Owner’s Right to Suspend the Work

14.3

Owner’s Right to Terminate the Contract

14.2

Ownership and Use of Drawings, Specifications and Other Instruments of Service

1.1.1, 1.6, 2.2.5, 3.2.1, 3.11.1, 3.17.1, 4.2.12, 5.3

Partial Occupancy or Use

9.6.6, 9.9, 11.4.1.5

Patching, Cutting and

3.14, 6.2.5

Patents

3.17

Payment, Applications for

4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5, 9.10.1, 9.10.3, 9.10.5, 11.1.3, 14.2.4, 14.4.3

Payment, Certificates for

4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1, 9.10.3, 13.7, 14.1.1.3, 14.2.4

Payment, Failure of

4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6

Payment, Final

4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1, 11.4.5, 12.3.1, 13.7, 14.2.4, 14.4.3

Payment Bond, Performance Bond and

7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5

Payments, Progress

4.3.3, 9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3

PAYMENTS AND COMPLETION

9

Payments to Subcontractors

5.4.2, 9.5.1.3, 9.6.2, 9.6.3, 9.6.4, 9.6.7, 11.4.8, 14.2.1.2

PCB

10.3.1

Init. /

AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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Performance Bond and Payment Bond

7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5

Permits, Fees and Notices

2.2.2, 3.7, 3.13, 7.3.6.4, 10.2.2

PERSONS AND PROPERTY, PROTECTION OF

10

Polychlorinated Biphenyl

10.3.1

Product Data, Definition of

3.12.2

Product Data and Samples, Shop Drawings

3.11, 3.12, 4.2.7

Progress and Completion

4.2.2, 4.3.3, 8.2, 9.8, 9.9.1, 14.1.4

Progress Payments

4.3.3, 9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3

Project, Definition of the

1.1.4

Project Management Protective Liability Insurance

11.3

Project Manual, Definition of the

1.1.7

Project Manuals

2.2.5

Project Representatives

4.2.10

Property Insurance

10.2.5, 11.4

PROTECTION OF PERSONS AND PROPERTY

10

Regulations and Laws

1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6, 9.6.4, 9.9.1, 10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14

Rejection of Work

3.5.1, 4.2.6, 12.2.1

Releases and Waivers of Liens

9.10.2

Representations

1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.4.2, 9.5.1, 9.8.2, 9.10.1

Representatives

2.1.1, 3.1.1, 3.9, 4.1.1, 4.2.1, 4.2.10, 5.1.1, 5.1.2, 13.2.1

Resolution of Claims and Disputes

4.4, 4.5, 4.6

Responsibility for Those Performing the Work

3.3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10

Retainage

9.3.1, 9.6.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3

Review of Contract Documents and Field Conditions by Contractor

1.5.2, 3.2, 3.7.3, 3.12.7, 6.1.3

Review of Contractor’s Submittals by Owner and Architect

3.10.1, 3.10.2, 3.11, 3.12, 4.2, 5.2, 6.1.3, 9.2, 9.8.2

Review of Shop Drawings, Product Data and Samples by Contractor

3.12

Rights and Remedies

1.1.2, 2.3, 2.4, 3.5.1, 3.15.2, 4.2.6, 4.3.4, 4.5, 4.6, 5.3, 5.4, 6.1, 6.3, 7.3.1, 8.3, 9.5.1, 9.7, 10.2.5, 10.3, 12.2.2, 12.2.4, 13.4, 14

Royalties, Patents and Copyrights

3.17

Rules and Notices for Arbitration

4.6.2

Safety of Persons and Property

10.2, 10.6

Safety Precautions and Programs

3.3.1, 4.2.2, 4.2.7, 5.3.1, 10.1, 10.2, 10.6

Samples, Definition of

3.12.3

Samples, Shop Drawings, Product Data and

3.11, 3.12, 4.2.7

Samples at the Site, Documents and

3.11

Schedule of Values

9.2, 9.3.1

Schedules,

1.4.1.2, 3.10, 3. Construction 12.1, 3.12.2, 4.3.7.2, 6.1.3

Separate Contracts and Contractors

1.1.4, 3.12.5, 3.14.2, 4.2.4, 4.2.7, 4.6.4, 6, 8.3.1, 11.4.7, 12.1.2, 12.2.5

Shop Drawings, Definition of

3.12.1

Shop Drawings, Product Data and Samples

3.11, 3.12, 4.2.7

Site, Use of

3.13, 6.1.1, 6.2.1

Site Inspections

1.2.2, 3.2.1, 3.3.3, 3.7.1, 4.2, 4.3.4, 9.4.2, 9.10.1, 13.5

Site Visits, Architect’s

4.2.2, 4.2.9, 4.3.4, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5

Special Inspections and Testing

4.2.6, 12.2.1, 13.5

Specifications, Definition of the

1.1.6

Specifications, The

1.1.1, 1.1.6, 1.1.7, 1.2.2, 1.6, 3.11, 3.12.10, 3.17

Statute of Limitations

4.6.3, 12.2.6, 13.7

Stopping the Work

2.3, 4.3.6, 9.7, 10.3, 14.1

Stored Materials

6.2.1, 9.3.2, 10.2.1.2, 10.2.4, 11.4.1.4

Subcontractor, Definition of

5.1.1

Init. /

AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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SUBCONTRACTORS

5

Subcontractors, Work by

1.2.2, 3.3.2, 3.12.1, 4.2.3, 5.2.3, 5.3, 5.4, 9.3.1.2, 9.6.7

Subcontractual Relations

5.3, 5.4, 9.3.1.2, 9.6, 9.10 10.2.1, 11.4.7, 11.4.8, 14.1, 14.2.1, 14.3.2

Submittals

1.6, 3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6, 9.2, 9.3, 9.8, 9.9.1, 9.10.2, 9.10.3, 11.1.3

Subrogation, Waivers of

6.1.1, 11.4.5, 11.4.7

Substantial Completion

4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 9.10.4.2, 12.2, 13.7

Substantial Completion, Definition of

9.8.1

Substitution of Subcontractors

5.2.3, 5.2.4

Substitution of Architect

4.1.3

Substitutions of Materials

3.4.2, 3.5.1, 7.3.7

Sub-subcontractor, Definition of

5.1.2

Subsurface Conditions

4.3.4

Successors and Assigns

13.2

Superintendent

3.9, 10.2.6

Supervision and Construction Procedures

1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 4.3.3, 6.1.3, 6.2.4, 7.1.3, 7.3.6, 8.2, 8.3.1, 9.4.2, 10, 12, 14

Surety

4.4.7, 5.4.1.2, 9.8.5, 9.10.2, 9.10.3, 14.2.2

Surety, Consent of

9.10.2, 9.10.3

Surveys

2.2.3

Suspension by the Owner for Convenience

14.4

Suspension of the Work

5.4.2, 14.3

Suspension or Termination of the Contract

4.3.6, 5.4.1.1, 11.4.9, 14

Taxes

3.6, 3.8.2.1, 7.3.6.4

Termination by the Contractor

4.3.10, 14.1

Termination by the Owner for Cause

4.3.10, 5.4.1.1, 14.2

Termination of the Architect

4.1.3

Termination of the Contractor

14.2.2

TERMINATION OR SUSPENSION OF THE CONTRACT

14

Tests and Inspections

3.1.3, 3.3.3, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 10.3.2, 11.4.1.1, 12.2.1,13.5

TIME

8

Time, Delays and Extensions of

3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 8.3, 9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2

Time Limits

2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1, 4.2, 4.3, 4.4, 4.5, 4.6, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2, 13.5, 13.7, 14

Time Limits on Claims

4.3.2, 4.3.4, 4.3.8, 4.4, 4.5, 4.6

Title to Work

9.3.2, 9.3.3

UNCOVERING AND CORRECTION OF WORK

12

Uncovering of Work

12.1

Unforeseen Conditions

4.3.4, 8.3.1, 10.3

Unit Prices

4.3.9, 7.3.3.2

Use of Documents

1.1.1, 1.6, 2.2.5, 3.12.6, 5.3

Use of Site

3.13, 6.1.1, 6.2.1

Values, Schedule of

9.2, 9.3.1

Waiver of Claims by the Architect

13.4.2

Waiver of Claims by the Contractor

4.3.10, 9.10.5, 11.4.7, 13.4.2

Waiver of Claims by the Owner

4.3.10, 9.9.3, 9.10.3, 9.10.4, 11.4.3, 11.4.5, 11.4.7, 12.2.2.1, 13.4.2, 14.2.4

Waiver of Consequential Damages

4.3.10, 14.2.4

Waiver of Liens

9.10.2, 9.10.4

Waivers of Subrogation

6.1.1, 11.4.5, 11.4.7

Warranty

3.5, 4.2.9, 4.3.5.3, 9.3.3, 9.8.4, 9.9.1, 9.10.4, 12.2.2, 13.7.1.3

Weather Delays

4.3.7.2

Work, Definition of

1.1.3

Init. /

AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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Written Consent

1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2

Written Interpretations

4.2.11, 4.2.12, 4.3.6

Written Notice

2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 14

Written Orders

1.1.1, 2.3, 3.9, 4.3.6, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2, 14.3.1

Init. /

AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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9

ARTICLE 1 GENERAL PROVISIONS

§ 1.1 BASIC DEFINITIONS

§ 1.1.1 THE CONTRACT DOCUMENTS

The Contract Documents are defined in Article 1 of the Agreement between Owner and Contractor, including all Exhibits, of which these General Conditions are Exhibit B (hereinafter the “Agreement”). The Contractor acknowledges that it has had an opportunity to visit the site and to consult with the Architect, the Fill/Finish A/E, the Owner and the Project Manager to obtain any clarifications necessary to establish the Contract Sum. In that regard, Contractor warrants that it has reviewed the Contract Documents (which include, but are not limited to, the design documents prepared by the Fill/Finish A/E), they are sufficient, and Contractor has obtained any clarifications necessary to prosecute the Work.

§ 1.1.2 THE CONTRACT

The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (1) between the Architect and Contractor, (2) between the Fill/Finish A/E and Contractor, (3) between the Owner and a Subcontractor or Sub-subcontractor or supplier, (4) between the Owner and Architect or (5) between any persons or entities other than the Owner and Contractor. The Architect and the Fill/Finish A/E shall, however, be entitled to performance and enforcement of obligations under the Contract intended to facilitate performance of the Architect’s and Fill/Finish A/E’s duties.

§ 1.1.3 THE WORK

The term “Work” means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor’s obligations. The Work may constitute the whole or a part of the Project.

§ 1.1.4 THE PROJECT

The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by the Owner or by separate contractors.

§ 1.1.5 THE DRAWINGS

The Drawings are the graphic and pictorial portions of the Contract Documents showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams, and include drawings prepared by the Fill/Finish A/E.

§ 1.1.6 THE SPECIFICATIONS

The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, systems, standards and workmanship for the Work, and performance of related services and include specifications prepared by the Fill/Finish A/E.

§ 1.1.7 THE PROJECT MANUAL

The Project Manual is a volume assembled for the Work which may include the bidding requirements, sample forms, Conditions of the Contract and Specifications.

§ 1.1.8 REASONABLY INFERABLE

The standard of determination of what is “reasonably inferable” shall be that which would be reasonably inferred as part of the work by national, large and experienced contractors engaged during the preconstruction services phase of projects similar to the Project

§ 1.1.9 CONTRACTOR’S COST AND EXPENSE

Whenever in these General Conditions the Contractor is required to bear a cost “at its expense”, “at its cost” or similar phrases, such costs and expenses shall be reimbursable as Cost of the Work to the extent permitted by the provisions of Article 7 of the Agreement and not excluded by the provisions of Article 8 of the Agreement.

§ 1.2 CORRELATION AND INTENT OF THE CONTRACT DOCUMENTS

§ 1.2.1 The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor. The Contract Documents are complementary, and what is required by

Init. /

AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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10

one shall be as binding as if required by all; performance by the Contractor shall be required only to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the intended results.

§ 1.2.2 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade. In general, the Drawings shall be considered as establishing location, quantity and relationship of materials and the Specifications shall be considered as defining type and quality of materials and workmanship requirements. The requirements for the greatest quantity and the highest quality to be interpreted from those documents shall govern unless otherwise directed or clarified by the Owner.

§ 1.2.3 Unless otherwise stated in the Contract Documents, words which have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

§ 1.2.4 The Contractor shall not commence the Work, or thereafter perform any Change Order Work, without prior written instructions from the Owner or its authorized representative. Drawings are, in general, drawn to scale, and are of necessity diagrammatic; symbols are used to indicate materials and structural, mechanical and electrical control requirements. The Contractor acknowledges that it is not possible to indicate all connections, fittings, fastenings, etc. which are required to be furnished for the proper execution of the Work and which are reasonably inferred from the Drawings. Any connections, fittings, fastenings, etc. required to be furnished for the proper execution of the Work and which are reasonably inferable from the Contract Documents as necessary to provide the intended results shall be provided by the Contractor at no additional cost using industry standards and good construction practice as a basis for making such inference. Connections, fittings, fastenings, etc. included in the Contract Documents shall be furnished by Contractor as part of the Contract Sum. In addition, all Work and services performed by the Contractor shall conform to CGMP standards mandated by the Food and Drug Administration and European and Japanese equivalents bearing on the performance of the Work and all other federal, state and local laws, ordinances, orders, rules, codes and regulations bearing on the performance of the Work (collectively, “Applicable Laws”).

§ 1.2.5 It is Contractor’s responsibility to request from the Architect and/or the Fill/Finish A/E (with a copy to the Architect) any and all required clarifications of all questions which may have arisen or may arise as to intent of the Contract Documents. The Architect shall issue clarifications to the Contractor (on its own behalf and as a pass-through for the Fill/Finish A/E) only after written approval thereof by the Owner. Should the Contractor have failed to request such clarification, in accordance with the standards described in Section 3.2.1 below, then the Owner or Architect (after consultation with the Owner and Fill/Finish A/E if appropriate) shall direct that the Work proceed by any method indicated, specified or required by the Contract Documents in the interest of maintaining good construction practices, and such direction by the Owner or Architect shall not constitute the basis for a claim for extra costs or time by the Contractor. Notwithstanding the foregoing, even if the Contractor fails to request a clarification in a timely manner, and the issue involves an omission of an item in the Contract Documents, the Contractor shall not be responsible for the costs associated with providing such item (unless such item is reasonably inferable from the Contract Documents as necessary to provide the intended results), but will be responsible for the incremental costs incurred as a result of the delay in reporting such omission.

§ 1.2.6 The Contractor shall verify all dimensions prior to execution of any particular phase of the Work. Whenever inaccuracies or discrepancies are found, the Contractor shall consult the Architect prior to any construction or demolition. Should any dimensions be missing, the Architect will, after consultation with the Owner and Fill/Finish A/E, if appropriate, supply such dimensions prior to execution of the Work. Dimensions for items to be fitted into constructed conditions at the site will be taken at the site. Whenever a stock size manufactured item or piece of equipment is specified by its nominal size, the actual space requirements for setting or entrance to the setting space shall be determined by the Contractor and communicated in writing to the Architect and Fill/Finish A/E, if appropriate, prior to construction thereof. No extra costs will be allowed by reason of Work requiring adjustments in order to accommodate the particular item of equipment unless the Contractor has notified the Architect and the Owner sufficiently in advance of construction so that the Architect can make the necessary adjustments to the Drawings and Specifications without causing a delay to the Work.

§ 1.2.7 The Contractor shall follow the reference standards and reference specifications indicated in the Contract Documents. The applicable reference standard or reference specification shall be the most recent issue thereof as of

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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the date of the Specification or Drawing in which such reference standard or reference specification is indicated, prior to the date of the Agreement unless another issue is specifically indicated in such Specification or Drawing. Upon request, the Contractor shall make available at the Contractor’s main office or at the Project site copies of all applicable reference standards and reference specifications for the use of the Architect and the Owner.

§ 1.2.8 The Contractor represents and warrants that all of the design elements in the Project which are not functionally required and which were designed by, under or through the Contractor pursuant to the requirements of the Contract Documents, if any, are either (i) in the public domain and not subject to a copyright or other intellectual property claim by another person or entity, or (ii) are the Contractor’s independent creation, or (iii) fully within the scope of an applicable license procured by the Contractor, which shall remain in full force and effect while any portion of the Project is standing. This representation and warranty shall, notwithstanding the applicable statute of limitations, survive until the expiration date of the applicable statute of repose. If the Contractor’s representation and warranty proves false or inaccurate in any material manner, the Contractor shall defend, indemnify and hold harmless the Owner, any successor-in-interest to the Owner and any successor in title from any loss or expense (including attorneys’ fees and other court costs) resulting therefrom. This indemnification shall be in addition to all other remedies afforded the Owner under this Agreement, by law or in equity and shall survive termination or expiration of the Contract.

§ 1.3 CAPITALIZATION

§ 1.3.1 Terms capitalized in these General Conditions include those which are specifically defined herein or elsewhere in the Contract Documents.

§ 1.4 INTERPRETATION

§ 1.4.1 In the interest of brevity the Contract Documents frequently omit modifying words such as “all” and “any” and articles such as “the” and “an,” but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.

§ 1.5 EXECUTION OF CONTRACT DOCUMENTS

§ 1.5.1 The Contract Documents shall be signed by the Owner and Contractor. If either the Owner or Contractor or both do not sign all the Contract Documents, the Architect shall identify such unsigned Contract Documents upon request.

§ 1.5.2 Execution of the Contract by the Contractor is a representation that the Contractor has carefully reviewed all of the Contract Documents, visited the site, become generally familiar with local conditions under which the Work is to be performed (including, without limitation, the location, condition, layout and nature of the site and surrounding areas, generally prevailing climatic conditions, anticipated labor supply and costs, availability and costs of materials, tools and equipment) and correlated personal observations with requirements of the Contract Documents. The Contractor represents that it has had the opportunity to obtain any and all clarifications necessary to understanding the Work to be performed and to establish the Contract Sum and Project Schedule.

§ 1.6 OWNERSHIP AND USE OF INSTRUMENTS OF SERVICE

§ 1.6.1 The Instruments of Service, including those in electronic form, prepared by the Architect and the Architect’s consultants, and by the Fill/Finish A/E are licensed to the Owner. All documents, reports and other information prepared by the Contractor and those within its control, are and shall remain the property of the Owner. None of the foregoing may be used on any other project without the prior written consent of the Owner. The Contractor may retain one record set; all other copies shall be returned to the Owner at final completion of the Work or, at the Owner’s election, destroyed with evidence of destruction being furnished to the Owner.

ARTICLE 2 OWNER

§ 2.1 GENERAL

§ 2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Owner has designated Avi Halpert as its representative, who shall have express authority to bind the Owner with respect to all matters requiring the Owner’s approval or authorization, except as otherwise provided in a written notice to the Contractor. Except as otherwise provided in Section 4.2.1, the Architect and the Fill/Finish A/E do not have such authority. The term “Owner” means the Owner or the Owner’s authorized representative. The Architect and the Fill/Finish A/E do not have the authority to authorize changes in the Work without the consent of the Owner.

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 2.1.2 The Owner shall furnish to the Contractor within fifteen (15) days after receipt of a written request, information necessary and relevant for the Contractor to evaluate, give notice of or enforce mechanic’s lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the “Site”, and the Owner’s interest therein.

§ 2.2 INFORMATION AND SERVICES REQUIRED OF THE OWNER

§ 2.2.1 The Owner shall secure and pay for the Building Permit. The Contractor shall provide and pay for all other necessary permits and fees, including all temporary and final certificates of occupancy.

§ 2.2.2 The Owner shall furnish surveys or other information describing physical characteristics, legal limitations and utility locations for the Site, and shall furnish or cause to be furnished to the Contractor a legal description of the Site.

§ 2.2.3 Information or services under the Owner’s control shall be furnished by the Owner with reasonable promptness to avoid delay in the orderly progress of the Work.

§ 2.2.4 The Contractor will be furnished, free of charge, four (4) full size and one (1) half size sets of Drawings and one copy of the Project Manual, which contains the Specifications. It shall be the Contractor’s responsibility to provide as many additional copies of Drawings and Project Manuals as are reasonably necessary for execution of the Work.

(Paragraphs deleted)

§ 2.3 OWNER’S RIGHT TO STOP THE WORK

§ 2.3.1 If the Contractor fails to correct Work which is not in accordance with the requirements of the Contract Documents as required by Section 12.2 or fails to carry out Work in accordance with the Contract Documents in any material respect, the Owner may give seven (7) days written notice to the Contractor to commence correction of the problem and thereafter diligently pursue correction to completion. If the Contractor does not commence correction of the problem within such seven (7) day period, and thereafter diligently pursue such correction to completion, the Owner may issue a written order to the Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity. This right shall be in addition to, and not in restriction of, the Owner’s rights under the other provisions of the Contract Documents.

§ 2.3.2 If, in the Owner’s judgment, suspension of the Work is warranted by reason of unforeseen conditions, which may adversely affect the Work if such Work were continued, the Owner may suspend the Work by written notice to the Contractor. In such event, the Contract Sum and/or Contract Time shall be equitably adjusted in accordance with the provisions of the Contract Documents. If the Contractor, in its reasonable judgment, believes that a suspension is warranted by reason of unforeseen circumstances, which may adversely affect the quality of the Work if the Work were continued, the Contractor shall immediately provide written notice to the Owner and Architect of such belief.

§ 2.4 OWNER’S RIGHT TO CARRY OUT THE WORK

§ 2.4.1 If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a the seven (7) day period after receipt of written notice from the Owner to commence correction of such default or neglect within such seven (7) day period and thereafter continue such cure with diligence and promptness, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Contractor the reasonable cost of correcting such deficiencies, including Owner’s expenses and reasonable compensation for the Architect’s additional services made necessary by such default, neglect or failure. If payments then or thereafter due the Contractor are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner.

ARTICLE 3 CONTRACTOR

§ 3.1 GENERAL

§ 3.1.1 The Contractor is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term “Contractor” means the Contractor or the Contractor’s authorized representative, and where used in connection with obligations of the Contractor under the Contract

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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Documents, includes the Contractor’s Subcontractors, suppliers and any other person or entity under the control of the Contractor.

§ 3.1.2 The Contractor shall perform the Work in accordance with the Contract Documents and Applicable Laws, as well as the documents listed in Exhibit J to the Agreement, including, but not limited to, Montgomery County Critical Structures.

§ 3.1.3 The Contractor shall not be relieved of obligations to perform the Work in accordance with the Contract Documents and Applicable Laws either by activities or duties of the Architect in the Architect’s administration of the Contract, or by tests, inspections or approvals required or performed by persons other than the Contractor.

§ 3.2 REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR

§ 3.2.1 The Contractor hereby specifically acknowledges and declares that the Drawings, the Specifications, and all other Contract Documents, are sufficient to enable the Contractor to construct the Work outlined therein and in accordance with Applicable Laws and otherwise fulfill its obligations under the Contract Documents. The Contractor represents that it has carefully examined all Contract Documents and acknowledges that the Contractor shall not be entitled to an extension of the Contract Time or an adjustment in the Contract Sum to the extent the Contract Documents contain inconsistencies, discrepancies or omissions of which the Contractor had knowledge, or which are reasonably inferable from the Contract Documents as necessary to provide the intended results. The Contractor represents and warrants that the Contractor has examined the Site and is familiar with the conditions under which the Work is to be performed, including without limitation, the location, condition, layout and nature of the Site and surrounding areas, generally prevailing climactic conditions, anticipated labor supply and costs, availability and cost of materials, tools and equipment, restrictions set forth in the Contract Documents, reports regarding underground conditions furnished by the Owner and other similar matters.

§ 3.2.2 Any design errors, omissions or inconsistencies noted by the Contractor shall be reported promptly to the Architect and the Owner, but it is recognized that the Contractor’s review is made in the Contractor’s capacity as a contractor and not as a licensed design professional unless otherwise specifically provided in the Contract Documents. The Contractor is not required to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations relating to design, but any nonconformity discovered by or made known to the Contractor shall be reported promptly to the Architect and the Owner in writing, and necessary changes shall be accomplished by appropriate Modification. The Contractor shall advise the Owner and the Architect of any changes in Applicable Laws of which it becomes aware.

§ 3.2.3 If the Contractor believes that it is entitled under the terms of the Contract Documents to an adjustment in the Contract Sum or Contract Time because of clarifications or instructions issued by the Architect in response to the Contractor’s notices or requests for information pursuant to Sections 3.2.1 and 3.2.2, the Contractor shall notify the Owner and the Project Manager in writing prior to acting on such clarifications or instructions, and shall obtain the Owner’s consent to such action. In the event the Owner approves in writing such action, the Contractor shall be entitled to make Claims as provided in Sections 4.3.6 and 4.3.7. If the Contractor fails to perform the obligations of Sections 3.2.1 and 3.2.2, the Contractor shall pay such costs and damages to the Owner as would have been avoided if the Contractor had performed such obligations. The Contractor shall not be liable to the Owner or Architect for damages resulting from errors, inconsistencies or omissions in the Contract Documents or for differences between field measurements or conditions and the Contract Documents unless (a) the Contractor recognized such error, inconsistency, omission or difference and failed to report it to the Architect or (b) they were reasonably inferable from the Contract Documents as necessary to produce the intended results.

§ 3.3 SUPERVISION AND CONSTRUCTION PROCEDURES

§ 3.3.1 The Contractor shall supervise and direct the Work, using the Contractor’s best skill and attention. The Contractor shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Contract, unless the Contract Documents give other specific instructions concerning these matters. If the Contract Documents give specific instructions concerning construction means, methods, techniques, sequences or procedures, the Contractor shall evaluate the jobsite safety thereof and, except as stated below, shall be fully and solely responsible for the jobsite safety of such means, methods, techniques, sequences or procedures. If the Contractor determines that such means, methods, techniques, sequences or procedures may not be safe, the Contractor shall give timely written notice to the Owner and Architect and shall not proceed with that portion of the Work without further written instructions from the

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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Architect. If the Contractor is then instructed to proceed with the required means, methods, techniques, sequences or procedures without acceptance of changes proposed by the Contractor, the Owner shall be solely responsible for any resulting loss or damage. The Contractor shall be responsible for and shall supervise, coordinate and direct the Work of all Subcontractors and Sub-subcontractors. The Contractor shall be solely responsible for laying out the Work.

§ 3.3.2 The Contractor shall be responsible to the Owner for acts and omissions of the Contractor’s employees, Subcontractors and their agents and employees, and other persons or entities performing portions of the Work for or on behalf of the Contractor or any of its Subcontractors. For purposes of these General Conditions, “Subcontractors” shall mean all entitles, including but not limited to materialmen, suppliers and vendors, having a contract with the Contractor or a person or entity who has a contract with the Contractor. The Contractor shall not be responsible for the work of separate contractors, except to the extent provided in Article 6 below.

§ 3.3.3 The Contractor shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work.

§ 3.4 LABOR AND MATERIALS

§ 3.4.1 Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work. Should the progress or conditions of the Work require work to be performed after regular hours, or should the Contractor elect to perform Work after regular working hours, in the absence of an acceleration of Contractor’s schedule specifically directed by Owner or its authorized representatives due to reasons other than the fault or neglect of the Contractor, the additional cost of performing such Work shall be borne by the Contractor.

§ 3.4.2 The Contractor may make substitutions only with the consent of the Owner, after evaluation by the Architect and in accordance with a Change Order.

§ 3.4.3 The Contractor shall enforce strict discipline and good order among the Contractor’s employees and other persons carrying out the Contract. The Contractor shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.

§ 3.4.4 The Owner will consider a formal request directed to the Architect and the Owner for the substitution of products in place of those specified. Such request will only be considered pursuant to the conditions set forth herein and in the Specifications. The Architect and the Fill/Finish A/E, as appropriate, shall consult with the Owner regarding approval of such substitution.

§ 3.4.4.1 No request for substitution for materials or equipment that has been specified or described in the Drawings or Specifications by using the name of a proprietary item or the name of a particular manufacturer, fabricator, supplier or distributor may be made by the Contractor, unless the proposed substitute for the named item is of like or better type, function, quality and design as the named item. The procedure for review of substitutions by the Architect and the Owner will be as set forth below.

§ 3.4.4.2 Materials and equipment specified by name or names of one or more manufacturers shall be used to establish the Contract Sum.

§ 3.4.4.3 The Contractor may offer as substitutions, materials and items of equipment of manufacturers other than those specified by submitting an itemized cost breakdown of the impact of such substitutions on the project cost and schedule. Proposed substitutions must be accompanied by full descriptive and technical data.

§ 3.4.4.4. Requests for review of substitute items of materials and equipment will not be accepted by the Owner from anyone other than the Contractor. If the Contractor wishes to furnish or use a substitute item of material or equipment, the Contractor shall make written application to the Architect and the Owner for acceptance thereof, certifying that the proposed substitute will perform adequately the functions called for by the specified design, be similar and of equal substance to that specified and be suited to the same use capable of performing the same function as that specified. The application will state whether or not acceptance of the substitute for use in the Work will require a change in the Contract Documents to adapt the design to the substitute and whether or not

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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incorporation or use of the substitute in connection with the Work is subject to payment of any license fee or royalty. All variations of the proposed substitute from that specified shall be identified in the application and available maintenance, repair and replacement service will be included. The application will also contain an itemized statement of the cost and schedule impact that will result directly or indirectly from acceptance of such substitute, including costs of redesign and claims of the other Contractors and Subcontractors affected by the resulting change, all of which shall be considered by the Architect and the Owner in evaluating the proposed substitute. The Architect and the Owner may require the Contractor to furnish, at the Contractor’s expense, additional data about the proposed substitute. The Owner and the Architect will be the sole judges of acceptability, and no substitute will be ordered or installed without the Owner’s prior written acceptance. The Owner may require the Contractor to furnish, at the Contractor’s expense, a special performance guarantee or other surety with respect to any substitute. By making requests for substitutions based on Subparagraph 3.4.4 above, the Contractor:

a)              represents that it or its Subcontractor(s) has personally investigated the proposed substitute product and determined that it is equal or superior in all respects to that specified;

b)             represents that it will provide the same warranty for the substitution as the original product specified;

c)              certifies that the cost and schedule data presented is complete and includes all related costs and schedule adjustments under the Contract Documents, but excludes costs under separate contracts, and excludes the Architect’s or Fill/Finish A/E’s (if applicable) redesign costs, and waives all claims for additional costs and schedule adjustments related to the substitution which subsequently become apparent; and

d)    agrees to coordinate the installation of the accepted substitute making such changes as may be required for the Work to be complete in all respects.

§ 3.4.4.5. All of the Architect’s and Fill/Finish A/E’s (if applicable) redesign costs incurred by reason of an approved substitution shall be deducted from the Contract Sum and paid by the Owner to the Architect or Fill/Finish A/E, as applicable. Value engineering credits against the Contract Sum shall be net of additional reasonable Architect’s or Fill/Finish A/E’s fees and costs in connection therewith.

§ 3.4.4.6 Copies of Material Safety Data Sheets (MSDS) for all applicable products shall be kept on site and current in accordance with OSHA regulations and will be provided to the Owner as part of the operation and maintenance manuals

§ 3.4.5 Not later than fifteen (15) days from the date of execution of the Agreement, and prior to commencement of the Work on the Site, Contractor shall provide the Owner and Architect or Fill/Finish A/E, as the Owner may direct, with a list of the names of the proprietary or selected manufacturers providing products under each section of the Specifications, and the names of the installing Subcontractors where applicable. The Owner will reply in writing within ten (10) business days to the Contractor stating whether the Owner or the Architect or Fill/Finish A/E, as applicable, after due investigation, has reasonable objection to any such proposal. If adequate data on any proposed manufacturer or installer is not available, the Owner may state that action will be deferred until the Contractor provides further data. Failure to object to a manufacturer shall not constitute a waiver of any of the requirements of the Contract Documents, and all products furnished by the listed manufacturer must conform to such requirements.

§ 3.5 WARRANTY

§ 3.5.1 The Contractor warrants to the Owner, the Architect and the Fill/Finish A/E that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the Work will be free from defects not inherent in the quality required or permitted, and that the Work will conform to the requirements of the Contract Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Contractor’s warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Contractor, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage. If required by the Architect, Fill/Finish A/E or Owner, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment.

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 3.5.2 The Contractor agrees to assign to the Owner at the time of Substantial Completion of the Work any and all manufacturer’s warranties relating to materials and labor used in the Work. In connection therewith, the Contractor further agrees to perform the Work in such manner consistent with and so as to preserve any and all manufacturer’s warranties. Assignment of such warranties shall not relieve the Contractor of its obligations under the Contract Documents. To the extent commercially available, manufacturer’s warranties shall be endorsed to provide that the warranty shall recommence and be reinstated in full in connection with, and on completion of, any corrective work required in connection with any item covered by such warranty; provided, however, that the total warranty period shall not extend beyond the original warranty period plus six (6) months. Such corrective work shall be completed in accordance with the requirements of any and all applicable manufacturers’ warranties. Notwithstanding the assignment of warranties as stated above, the Contractor shall remain liable for performance of, and all costs in connection with, corrective work as provided in Article 12.

§ 3.6 TAXES

§ 3.6.1 The Contractor shall pay sales, consumer, use and similar taxes for the Work provided by the Contractor. To the extent the Contractor is required to pay sales, consumer, use and similar taxes (other than taxes on the income of the Contractor or its Subcontractors) that were not legally enacted as of the date of the Agreement (whether or not yet effective or merely scheduled to go into effect), the Contractor shall be entitled to an increase in the Contract Sum equal to the amount of such additional taxes (without markup for overhead or profit). .The Contractor acknowledges that certain tax exemptions are available to the Owner. The Contractor shall take such steps as are necessary for such tax exemptions to be available. If the Contractor fails to take such actions and taxes are due, such taxes shall not be paid as Cost of the Work or pursuant to Change Order, but shall be borne by the Contractor.

§ 3.7 NOTICES

§ 3.7.1 The Contractor shall give notices required by Applicable Laws.

(Paragraphs deleted)

§ 3.8 ALLOWANCES

§ 3.8.1 The Contractor and the Owner may agree to include in the Contract Sum certain allowances..

§ 3.8.2 Unless otherwise provided in the Contract Documents:

.1              allowances shall cover the cost to the Contractor of materials and equipment delivered at the Site and all required taxes, less applicable trade discounts;

.2              Contractor’s costs for unloading and handling at the Site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the Contract Sum but not in the allowances;

.3              whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Section 3.8.2.1 and (2) the Contractor shall not receive an adjustment to profit or overhead on account of increases or decreases in the amount of allowances.

§ 3.8.3 Materials and equipment under an allowance shall be selected by the Owner in sufficient time to avoid delay in the Work. The Contractor shall not commence any Work involving allowances (i) until the Owner is furnished with all pricing data requested, and (ii) when authorized by the Owner in writing.

§ 3.9 SUPERINTENDENT; PROJECT EXECUTIVE; PROJECT MANAGER

§ 3.9.1 The Contractor shall employ a competent superintendent and necessary assistants who shall be in attendance at the Project Site during performance of the Work. The Project Executive and Project Manager listed on Exhibit F to the Agreement shall represent the Contractor, and communications given to the Project Executive or Project Manager shall be as binding as if given to the Contractor. Important communications shall be confirmed in writing. Other communications shall be similarly confirmed on written request in each case.

§ 3.10 CONTRACTOR’S CONSTRUCTION SCHEDULES

§ 3.10.1 The Project Schedule is attached to the Agreement as ExhibitE. The Project Schedule shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Contract Documents, and shall provide for expeditious and practicable execution of the Work. No revision of the Project Schedule shall be effective unless agreed to in writing by the Owner and the Contractor. The Project Schedule shall be updated monthly and included with the Contractor’s Application for

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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17

Payment for review and approval by the Owner. If the Project Schedule is not updated monthly, the Owner is entitled to delay payment of Contractor’s Application for Payment until a revised Project Schedule is provided. The Project Schedule shall contain the dates that are critical in ensuring the timely and orderly completion of the Work in accordance with the requirements of the Contract Documents. Although the Contractor is not guaranteeing interim milestone dates, the date of Substantial Completion of the entire Work shown on the Project Schedule shall not be exceeded, except to the extent said date may be extended pursuant to the provisions of the Contract Documents. In addition to the Project Schedule updates described herein, the Owner may also require the Contractor to provide throughout the course of the Project two-week “look ahead” schedules in detail which is reasonably acceptable to the Owner.

§ 3.10.2 The Contractor shall prepare and keep current, for the Architect’s, Fill/Finish A/E’s (as applicable) and Owner’s approval, a schedule of submittals which is coordinated with the Project Schedule. Such schedule shall be prepared by the Contractor, submitted to the Architect and the Owner, and agreed to by the Owner, the Architect, the Fill/Finish A/E (as applicable) and the Contractor within thirty (30) days of the date of execution of the Agreement. Where a particular submittal is not set forth on the submittal schedule, the Architect and the Fill/Finish A/E shall have fourteen (14) days after receipt to review such submittal.

§ 3.10.3 The Contractor shall perform the Work in accordance with the most recent Project Schedule submitted by the Contractor and approved in writing by the Owner. Approval by the Owner of the Project Schedule is for the purpose of confirming that the entire Work can be substantially completed by the Substantial Completion Date set forth therein, and shall not relieve the Contractor of its responsibility for means and methods of performing the Work.

§ 3.10.4 If the Owner determines through reasonable evidence that the critical path of the Work is behind schedule, the Owner shall have the right, but not the obligation, to order the Contractor to take corrective measures necessary to expedite the progress of construction, including, without limitation, (i) working additional shifts or overtime, (ii) supplying additional manpower, equipment and/or facilities, or (iii) other similar measures (collectively “Extraordinary Measures”). The determination of whether the progress of the Work is behind schedule shall take into account any extensions of time to which the Contractor is entitled under Section 8.3.1 below. In no event shall the Owner have control over, charge of, or any responsibility for construction means, methods, techniques, sequences or procedures or for safety precautions and programs in connection with the Work. The Contractor shall not be entitled to an adjustment in the Contract Sum in connection with Extraordinary Measures, except to the extent they are required due to no fault of the Contractor, in which case Extraordinary Measures shall be reimbursed pursuant to Change Order.

§ 3.10.5 The Contractor shall prepare a monthly summary report in a form and of sufficient detail and character as approved by the Owner. The report shall specify whether the Project is on schedule and, if not, the reason therefor and the steps to be undertaken to bring the Project back to the original schedule.

.1     The Contractor shall also prepare a report not later than thirty (30) calendar days after agreement on the Guaranteed Maximum Price which shall include a complete list of suppliers, items to be purchased from the suppliers or fabricators to be permanently incorporated into the Work, time required for fabrication and the scheduled delivery dates for each item. As soon as available, copies of purchase orders shall be furnished to the Owner.

.2     If requested by the Owner, the Contractor shall prepare a monthly report in a form and of sufficient detail and character as reasonably approved by the Owner. Accompanying the report shall be an updated current project schedule, the updated report herein above described, a listing and status of all change requests, bulletins, modifications, etc.

.3     The Contractor shall prepare such additional reports as any lender for the Project may reasonably request. The Contractor shall hold weekly progress meetings at the job site, or at such other time and frequency as are acceptable to the Owner. Progress of the Work shall be reported in detail with reference to construction schedules. Each interested Subcontractor shall have present a competent representative to report on the status and condition of its work and to receive information.

.4     The Contractor shall prepare and submit a CPM Network Diagram schedule to the Owner within

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

	User Notes:	(4292343372)

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thirty (30) calendar days of the agreement on the Guaranteed Maximum Price. The CPM schedule shall contain starting and completion dates for all phases of the Work, shall be consistent with the Project Schedule attached as Exhibit E to the Agreement, and shall include, without limitation, major work items by floor level, shop drawing submittal and approval dates, roughing-in dates, and equipment and material delivery dates. The CPM schedule shall be reviewed at the weekly construction meetings to be held at the job site. Notwithstanding the foregoing, Owner reserves the right to require Contractor to update the CPM schedule as often as the Owner deems reasonably necessary to reflect changed conditions. A copy of the CPM schedule shall be maintained at all times on the Site, and revised and updated copies shall be provided to the Owner, if required. The CPM schedule and revisions thereof prepared by the Contractor shall be furnished to the Owner and the Architect for informational purposes only, and only shall modify the Project Schedule to the extent approved in writing by the Owner. Any revisions to the CPM schedule shall be accompanied by a written explanation of the reasons for such revisions. Failure of the Contractor to deliver an initial CPM schedule within the time specified above or to deliver timely updates of such CPM schedule upon request by Owner, as provided for above, may be grounds for the Owner to withhold progress payments for the Work completed until such time as the CPM schedule or updates are delivered to the Owner.

§ 3.10.6 The following conditions and interpretations shall apply to the creation and updating of the CPM schedule:

.1     The schedule shall contain a level of detail and identification of individual trades reasonably acceptable to Owner and shall include milestones agreed to by Owner and Contractor (individually, a “Milestone” and collectively “Milestones”). The Owner and the Contractor agree that the Milestones are for purposes of scheduling the Work and determining whether the Contractor is required to accelerate the Work, and the liquidated damages set forth in the Agreement shall only apply to the date of Substantial Completion.

.2     If, subsequent to the approval of the initial CPM schedule, Contractor desires to change its plan of construction, it shall submit the requested revisions to the Owner for approval (but such approval shall not relieve the Contractor from responsibility for performance of the Work in accordance with the Contract Documents).

.3     When the Owner orders changes to the Contract which have the potential to impact the date of Substantial Completion of the Work, a revised CPM schedule will be prepared by the Contractor and provided to the Owner for approval. Change order logic will affect only those activities and performance dates directly concerned with such changes. Adjustments in the scheduled Substantial Completion date proposed by Contractor due to changes in the Work will be considered only to the extent that such changes impact the critical path of the Work. “Float” or “slack time” is defined as the amount of time between the earliest start date and the latest start date or between the earliest finish date and the latest finish date of a chain of activities in the CPM schedule. Float or slack time is not for the exclusive use or benefit of either the Contractor or the Owner. The Contractor acknowledges and agrees that actual delays affecting paths of activities will not entitle the Contractor to an extension of time to the extent the actual delay does not affect the date of Substantial Completion of the Work as defined by the critical path.

.4     Any change to previously approved CPM schedules or the Project Schedule must be approved in writing by the Owner; the Owner shall not withhold its consent to modifications to the detailed construction schedule so long as such modifications do not adversely affect the date of Substantial Completion of the Work. All requests for adjustment to the date of Substantial Completion of the Work shall be subject to the Owner’s written approval, and must accompany any change proposal or claim in which a time extension is requested.

§ 3.10.7 The Owner may engage a consultant to prepare and update, on a monthly basis, a schedule and cost monitoring procedure for its own purposes. The Contractor shall cooperate with the Owner’s consultants by providing additional data and information necessary for updating the Owner’s schedule and cost monitoring system on a monthly basis or as may be required by the condition of the Work.

§ 3.10.8 In the event that the Contractor or any of its Subcontractors on their own initiative accelerates or otherwise changes the sequence or duration of any of the construction activities from such sequences or durations as indicated on the CPM schedule established at the commencement of the Work and approved in writing by the Owner, the Owner will not be liable for any claims for any direct costs, delay costs or extension of time or any other costs which may result from such actions by the Contractor or its Subcontractors.

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

	User Notes:	(4292343372)

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§ 3.11 DOCUMENTS AND SAMPLES AT THE SITE

§ 3.11.1 The Contractor shall maintain at the Site for the Owner one complete record copy of the Drawings, Specifications, Addenda, Change Orders and other Modifications, in good order and marked currently to record field changes, revisions and additions thereto approved by the Owner and Project Managerand selections made during construction (“Redline Record Drawings”), and one record copy of approved Shop Drawings, Product Data, Samples and similar required submittals. Redline Record Drawings shall include all architectural and structural changes; plumbing, heating, ventilating, air conditioning, and electrical work changes; process changes; and changes to grades, utilities and other work as well as work required by Change Orders or Construction Change Directives. If any Work is performed otherwise than as shown in the final set of Drawings provided to the Contractor, the Contractor shall clearly define on such Drawings the Work as so installed. These shall be available to the Owner and the Architect and shall be delivered to the Owner as a condition to final payment. If such Redline Record Drawings are not legible, the Construction Manager shall be required to modify them prior to final payment.

§ 3.12 SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

§ 3.12.1 Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Contractor or a Subcontractor, Sub-subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

§ 3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.

§ 3.12.3 Samples are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

§ 3.12.4 Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required by the Contract Documents the way by which the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents. Review by the Architect and/or the Fill/Finish A/E is subject to the limitations of Section 4.2.7. Informational submittals upon which the Architect or Fill/Finish A/E are not expected to take responsive action may be so identified in the Contract Documents. Submittals which are not required by the Contract Documents may be returned by the Architect without action. All shop drawings shall (i) comply with performance specifications and other criteria established by the Architect; (ii) comply with all Applicable Laws; and (iii) permit the Work, when completed, to perform as intended by the Contract Documents. Shop drawings shall be modified at no cost to the Owner as necessary to obtain any permits or approvals and as required to comply with any requirement of the Contract Documents.

§ 3.12.5 The Contractor shall review for compliance with the Contract Documents, approve and submit in writing to the Architect Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents in accordance with the approved submittal schedule, and otherwise with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of separate contractors. Submittals which are not marked as reviewed for compliance with the Contract Documents and approved by the Contractor may be returned by the Architect without action. Shop Drawings, Product Data, Samples and similar submittals relating to the fill/finish portion of the Work shall be submitted concurrently to the Architect and the Fill/Finish A/E.

§ 3.12.6 By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Contractor represents that the Contractor has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

§ 3.12.7 The Contractor shall perform no portion of the Work for which the Contract Documents require submittal and review of Shop Drawings, Product Data, Samples or similar submittals until the respective submittal has been approved by the Architect or the Fill/Finish A/E, as applicable.

§ 3.12.8 The Work shall be in accordance with approved submittals except that the Contractor shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Architect’s or Fill/Finish A/E’s approval of Shop Drawings, Product Data, Samples or similar submittals unless the Contractor has specifically

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

	User Notes:	(4292343372)

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informed the Architect, the Fill/Finish A/E (if applicable) and the Owner in writing of such deviation at the time of submittal and (1) the Architect and the Owner (and Fill/Finish A/E, if applicable) have given written approval to the specific deviation as a minor change in the Work, or (2) a Change Order or Construction Change Directive has been issued authorizing the deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples or similar submittals by the Architect’s or Fill/Finish A/E’s review and/or approval of Shop Drawings, Product Data or samples unless the Contractor has specifically informed the Architect (and Fill/Finish A/E, if applicable) in writing of such deviation at the time of submission and the Architect or Fill/Finish A/E (if applicable) has indicated in writing as to the review and/or approval of such Shop Drawings, Product Data or samples relevant to the specific deviation.

§ 3.12.9 The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data,

Samples or similar submittals, to revisions other than those requested by the Architect or Fill/Finish A/E on previous submittals. In the absence of such written notice the Architect’s or Fill/Finish A/E (if applicable) approval of a resubmission shall not apply to such revisions.

§ 3.12.10 The Contractor shall not be required to provide professional services which constitute the practice of architecture or engineering unless such services are specifically required by the Contract Documents for a portion of the Work or unless the Contractor needs to provide such services in order to carry out the Contractor’s responsibilities for construction means, methods, techniques, sequences and procedures. The Contractor shall not be required to provide professional services in violation of Applicable Laws. If professional design services or certifications by a design professional related to systems, materials or equipment are specifically required of the Contractor by the Contract Documents, the Owner and the Architect (or Fill/Finish A/E, if applicable) will specify all performance and design criteria that such services must satisfy. The Contractor shall cause such services or certifications to be provided by a properly licensed design professional, whose signature and seal shall appear on all drawings, calculations, specifications, certifications, Shop Drawings and other submittals prepared by such professional. Shop Drawings and other submittals related to the Work designed or certified by such professional, if prepared by others, shall bear such professional’s written approval when submitted to the Architect and Fill/Finish A/E, if applicable. The Owner, the Architect and the Fill/Finish A/E shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications or approvals performed by such design professionals, provided the Owner and Architect (or Fill/Finish A/E, if applicable) have specified to the Contractor all performance and design criteria that such services must satisfy. Pursuant to this Section 3.12.10, the Architect (or Fill/Finish A/E, if applicable) will review, approve or take other appropriate action on submittals only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Contractor shall not be responsible for the adequacy of the performance or design criteria required by the Contract Documents.

§ 3.12.11 Shop drawings and other submittals relating to all Work other than the fill/finish Work shall be submitted to the Architect and the Owner. Shop drawings and other submittals relating to the fill/finish Work shall be submitted to the Architect, the Fill/Finish A/E and the Owner.

§ 3.12.12 The Contractor shall assemble for the Architect’s approval and transmittal to the Owner three (3) complete copies in loose leaf binders of all operating and maintenance data from all manufacturers whose equipment is installed in the Work. The Contractor shall also prepare a check list of schedules showing the type of lubricant to be used at each point of application, and the intervals between lubrication for each item of equipment.

§ 3.13 USE OF SITE

§ 3.13.1 The Contractor shall confine operations at the Site to areas permitted by Applicable Laws, permits and the Contract Documents and shall not unreasonably encumber the Site with materials or equipment.

§ 3.13.2 Only the materials and equipment which are to be used directly in the Work shall be brought to and stored on the Project Site by the Contractor. Materials or equipment no longer required for the Work shall be promptly removed from the Project site. Protection of construction materials and equipment stored at the Project site from weather, theft, damage or all other adversity is solely the responsibility of the Contractor.

§ 3.14 CUTTING AND PATCHING

§ 3.14.1 The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 3.14.2 The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or separate contractors by cutting, patching or otherwise altering such construction, or by excavation. The Contractor shall not cut or otherwise alter such construction by the Owner or a separate contractor except with written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold from the Owner or a separate contractor the Contractor’s consent to cutting or otherwise altering the Work.

§ 3.14.3 The Contractor shall not cut or alter any completed or installed portion of the Work without the prior written approval of the Owner. Any request by the Contractor for such approval shall be in the form of a submission of Shop Drawings. The submission shall show the nature and extent of the cutting or alteration to be performed and the method of restoration of the cut or altered work so that the finished Work will comply in all respects with the Contract Documents. Such submission shall be accompanied by sufficient information to enable the Architect (or Fill/Finish A/E, if applicable) to determine if the proposed cutting or alteration (a) is necessary, (b) will not adversely affect the structural integrity or moisture resistance or watertight integrity of any element of the Project, (c) will not require modification of the Contract Documents or change in other items of the Work, (d) will not result in a cost disadvantage to the Owner, (e) will be protected by guarantees and warranties at least as stringent as those required in the Contract Documents for the Work affected and (f) will be in conformity with the intent of the Contract Documents.

§ 3.15 CLEANING UP

§ 3.15.1 The Contractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work, the Contractor shall remove from and about the Project waste materials, rubbish, the Contractor’s tools, construction equipment, machinery and surplus materials.

§ 3.15.2 If the Contractor fails to clean up as provided in the Contract Documents, the Owner may do so and the cost thereof shall be charged to the Contractor.

§ 3.15.3 The Contractor shall be responsible for replacing any damaged or broken glass at completion of the Work. After broken glass has been replaced, the Contractor shall remove all labels and wash and polish both sides of all glass.

§ 3.16 Not used

(Paragraphs deleted)

§ 3.17 ROYALTIES, PATENTS AND COPYRIGHTS

§ 3.17.1 The Contractor shall pay all royalties and license fees. The Contractor shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner, Project Manager, Architect and Fill/Finish A/E harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents or where the copyright violations are contained in Drawings, Specifications or other documents prepared by the Owner or Architect or Fill/Finish A/E. However, if the Contractor has reason to believe that the required design, process or product is an infringement of a copyright or a patent, the Contractor shall be responsible for such loss unless such information is promptly furnished to the Architect and the Owner (and Fill/Finish A/E, if applicable).

§ 3.18 INDEMNIFICATION

§ 3.18.1 Contractor hereby agrees, to the fullest extent permitted by law, to defend, with counsel reasonably acceptable to Owner indemnify and hold harmless Owner, the Project Manager, the Architect (subject to the limitation set forth in Section 3.18.3 below), the Fill/Finish A/E (subject to the limitation set forth in Section 3.18.3 below), the Owner’s lender or others providing financing for the Project (collectively, the “Lender”), and their respective owners, partners, members, managers, shareholders, affiliates, officers, directors, employees, trustees, agents, successors and assigns (each, an “Owner Indemnitee” and collectively, “Owner Indemnitees”) from and against any and all claims, damages, liabilities, losses, costs, expenses (including attorney’s fees), proceedings (including any brought in or before any court administrative body, arbitration panel or other tribunal), fines, penalties and expenses (including attorneys’ fees and disbursements), causes of action or the like (including claims relating to bodily injury (including mental injury or death), personal injury (including violation

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

	User Notes:	(4292343372)

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of civil rights, defamation, wrongful arrest and invasion of privacy), property damage (including loss of use or value) or theft, or damage to the environment, in each case in any way deriving from a claim made by a third party (including any governmental or quasi-governmental party) against any Owner Indemnitee arising from or out of (or alleged to arise from or out of directly or indirectly (i) the acts or omissions of Contractor. its agents. subcontractors or suppliers or their respective owners, partners. members, managers, shareholders, affiliates, officers, directors, employees, trustees or agents (each, a “Contractor Party” and collectively, “Contractor Parties”) (ii) the performance of the Work, or any other work in or around the Site except to the extent caused by the negligence of such Owner Indemnitee, (iii) the breach of any covenant to be performed by Contractor hereunder (and, without limiting the foregoing, Contractor shall be liable to the Owner Indemnitees for any costs and expenses, including attorneys’ fees and expenses, incurred by any Owner Indemnitee in the enforcement of its rights under this Agreement. including a demand for indemnification hereunder) and (iv) a misrepresentation made by Contractor hereunder. This indemnity shall survive the expiration or termination of the Contract. The waiver of consequential damages set forth in Section 4.3.10 shall not apply to the indemnification obligations of the Contractor hereunder.

§ 3.18.2 The Contractor intends that the Owner Indemnitees (other than Owner) shall be third-party beneficiaries of this Agreement.

§ 3.18.3 The Contractor shall not be required to indemnify the Architect or the Fill/Finish A/E for claims arising out of their respective professional acts or omissions.

§ 3.18.4 Regarding the liabilities and indemnities of the Contractor set forth in Section 3.18.1 above, to the extent any claim contains an allegation that any or all of the Contractor Parties are responsible, the Contractor shall defend such claim until such time as a final judgment is entered. To the extent such final judgment holds that one or more Owner Indemnitees was responsible, the Contractor shall be entitled to recover from the Owner a proportionate amount of reasonable costs it incurred on account of its indemnification and defense of such Owner Indemnitees (based on the relative share of responsibility of the Contractor Parties and the Owner Indemnitees), but only to the extent not covered and/or paid by applicable insurance. Nothing contained in this Section 3.18 shall be construed as an agreement to indemnify the Owner Indemnitees for their own negligence, but the obligation to defend shall continue until the comparative responsibility for the claim has been finally adjudicated in a court of law.

§ 3.19 CONTRACTOR’S WORK FORCE

§ 3.19.1 The Contractor shall maintain on the Project at all times a sufficient work force to carry out its obligations in full in an efficient and timely manner. The Contractor shall employ only competent, skilled workers who will work in harmony with other workers.

§ 3.19.2 The Contractor shall not employ any labor or allocate any portions of the Work to any trade if such employment or allocation increases the possibility of strikes, work stoppages, delays, suspension of the Work or other interference with the smooth progress of the Work.

§ 3.19.3 If the Work is to be performed by trade unions, the Contractor shall reconcile, without delay, damage or cost to the Owner and without recourse to the Owner, any conflict between the Contract Documents and any agreements or regulations of any kind at any time in force among members or councils which regulate or distinguish what activities shall not be included in the work of any particular trade.

§ 3.19.4 In case the progress of the Work is affected by any undue delay in furnishing or installing any items or materials or equipment required under the Contract Documents because of such conflict involving any such labor agreement or regulations, the Owner may require that other material or equipment of equal kind and quality be provided pursuant to a Change Order or Construction Change Directive.

§ 3.20 ACCESS TO THE WORK

§ 3.20.1 The Owner, the Project Manager, the Architect, the Fill-Finish A/E and the Owner’s consultants shall at all times have reasonable access to the Work wherever it is being carried out for review of the Work. The Contractor shall provide reasonable accommodations and safe facilities for such access and for observation at the Project site, at the place of manufacture or elsewhere.

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 3.21 SIGNS

§ 3.21.1 No sign, sign trademark or other advertisement shall be displayed on or about the Project site without the prior written consent of the Owner, which shall be withheld, conditioned or delayed in the sole discretion of the Owner. If Owner consents to the hanging of any signs at the Project, Owner will designate an appropriate area for such signs. Notwithstanding the foregoing, under no circumstances will Contractor or any of its Subcontractors be permitted to hang or erect a sign on the building structure. At Owner’s sole direction and discretion, Contractor and/or its Subcontractors shall remove any signs from the Project.

§ 3.22 CONTRACTOR’S EXAMINATION OF SITE

§ 3.22.1 Failure to visit the site shall in no way relieve the Contractor or a Subcontractor from furnishing materials or equipment or performing work that may be required to complete the Work in accordance with Contract Documents without additional cost to Owner.

§ 3.23 SURVEYS, LINES AND LEVELS

§ 3.23.1 Contractor shall establish all lines, grades, benchmarks and other information required for all of the Work executed under the Contract Documents. All grades shown on Drawings are believed to be correct but the Contractor shall verify them at the site and notify the Architect in writing of any discrepancies found before proceeding with the Work; Contractor shall check the drawings against such established lines and grades and notify the Architect in writing of any discrepancies found.

ARTICLE 4 ADMINISTRATION OF THE CONTRACT

§ 4.1 ARCHITECT/FILL/FINISH A/E

§ 4.1.1 The Architect is the person lawfully licensed to practice architecture or an entity lawfully practicing architecture identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term “Architect” means the Architect or the Architect’s authorized representative.

§ 4.1.2 Duties, responsibilities and limitations of authority of the Architect as set forth in the Contract Documents shall not be restricted, modified or extended without written consent of the Owner and Architect. Consent shall not be unreasonably withheld.

§ 4.1.3 If the employment of the Architect is terminated, the Owner shall employ a new Architect whose status under the Contract Documents shall be that of the former Architect.

§ 4.1.4 The term “Fill/Finish A/E” means the Fill/Finish A/E or its authorized representative.

§ 4.1.2 Duties, responsibilities and limitations of authority of the Fill/Finish A/E as set forth in the Contract Documents shall not be restricted, modified or extended without written consent of the Owner and Fill/Finish A/E. Consent shall not be unreasonably withheld.

§ 4.1.3 If the employment of the Fill/Finish A/E is terminated, the Owner shall employ a new Fill/Finish A/E whose status under the Contract Documents shall be that of the former Fill/Finish A/E.

§ 4.2 ADMINISTRATION OF THE CONTRACT

§ 4.2.1 The Architect and the Fill/Finish A/E will provide administration of the Contract as described in the Contract Documents, and will be an Owner’s representative (1) during construction, (2) until final payment is due and (3) with the Owner’s concurrence, from time to time during the periods for correction of Work described in Section 12.2. The Architect and the Fill/Finish A/E will have authority to act on behalf of the Owner only to the extent provided in the Contract Documents, unless otherwise modified in writing in accordance with other provisions of the Contract. Notwithstanding the foregoing, the Project Manager may provide administration of the Contract in lieu of the Architect or the Fill/Finish A/E, to the extent such administration does not relate to professional design services. The Architect and the Fill/Finish A/E shall not exceed the authority vested in it in accordance with the Contract Documents, or as otherwise communicated to the Contractor in writing by the Owner.

§ 4.2.2 The Architect and the Fill/Finish A/E, as representatives of the Owner, will visit the Site at intervals appropriate to the stage of the Contractor’s operations (1) to become generally familiar with and to keep the Owner

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informed about the progress and quality of the portion of the Work completed, (2) to endeavor to guard the Owner against defects and deficiencies in the Work, and (3) to determine in general if the Work is being performed in a manner indicating that the Work, when fully completed, will be in accordance with the Contract Documents. However, the Architect and the Fill/Finish A/E will not be required to make exhaustive or continuous on-Site inspections to check the quality or quantity of the Work. The Architect and the Fill/Finish A/E will neither have control over or charge of, nor be responsible for, the construction means, methods, techniques, sequences or procedures, or for the safety precautions and programs in connection with the Work, since these are solely the Contractor’s rights and responsibilities under the Contract Documents, except as provided in Section 3.3.1.

§ 4.2.3 The Architect and/or the Fill/Finish A/E will not be responsible for the Contractor’s failure to perform the Work in accordance with the requirements of the Contract Documents. The Architect and the Fill/Finish A/E will not have control over or charge of and will not be responsible for acts or omissions of the Contractor, Subcontractors, or their agents or employees, or any other persons or entities performing portions of the Work.

§ 4.2.4 Communications Facilitating Contract Administration. Communications by and with the Architect’s consultants shall be through the Architect. Communications by and with the Owner’s consultants (other than the Architect and the Fill/Finish A/E) shall be through the Owner. Communications by and with Subcontractors and material suppliers shall be through the Contractor. Communications by and with separate contractors shall be through the Owner.

§ 4.2.5 At the option of the Owner, the Architect and/or the Fill/Finish A/E may review the Contractor’s Applications for Payment. Upon the Owner’s request, the Architect and/or the Fill/Finish A/E may certify the amounts due the Contractor and may, at the Owner’s request, issue Certificates for Payment in such amounts. Such certifications shall be advisory only and shall not be binding on the Owner.

§ 4.2.6 The Architect and the Fill/Finish A/E will have authority to recommend to the Owner the rejection of Work that does not conform to the Contract Documents, and the cost for the repair or replacement of such Work shall be the sole responsibility of the Contractor. Whenever the Architect or the Fill/Finish A/E consider it necessary or advisable, the Architect or the Fill/Finish A/E may recommend to the Owner that there be inspection or testing of the Work in accordance with Section 13 hereof, whether or not such Work is fabricated, installed or completed. However, no recommendation by the Architect or the Fill/Finish A/E, nor a decision made in good faith either to make or not make such recommendation shall give rise to a duty or responsibility of the Architect or the Fill/Finish A/E to the Contractor, Subcontractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work.

§ 4.2.7 The Architect and the Fill/Finish A/E (as applicable) will review and approve or take other appropriate action upon the Contractor’s submittals such as Shop Drawings, Product Data and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Architect’s and/or Fill/Finish A/E’s action will be taken (a) in accordance with the submittal schedule agreed to among the Owner, the Architect, the Fill/Finish A/E and the Contractor, or (b) if a submittal is not referred to in the submittal schedule, with such reasonable promptness as to cause no delay in the Work or in the activities of the Owner, Contractor or separate contractors while allowing sufficient time in the Architect’s or Fill/Finish A/E’s professional judgment to permit adequate review. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. The Architect’s or Fill/Finish A/E’s review of the Contractor’s submittals shall not relieve the Contractor of the obligations under Sections 3.3, 3.5 and 3.12. The Architect’s or Fill/Finish A/E’s review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architect or Fill/Finish A/E, of any construction means, methods, techniques, sequences or procedures. The Architect’s or Fill/Finish A/E’s approval of a specific item shall not indicate approval of an assembly of which the item is a component.

§ 4.2.8 The Architect will assist the Contractor in the preparation of Change Orders and shall assist the Owner in the preparation of Construction Change Directives, and may authorize minor changes in the Work as provided in Section 7.4.

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 4.2.9 The Architect the Fill/Finish A/E (if applicable) the Project Manager and the Owner will conduct inspections to determine the date or dates of Substantial Completion of the Work and the date of final completion of the Work, and the Architect will receive and forward to the Owner, for the Owner’s review and records, written warranties and related documents required by the Contract and assembled by the Contractor, and, if requested by the Owner, the Architect will issue a final Certificate for Payment upon compliance with the requirements of the Contract Documents, which certificate shall be advisory only and not binding on the Owner.

§ 4.2.10 If the Owner and Architect (or Fill/Finish A/E, if applicable) agree, the Architect and/or the Fill/Finish A/E will provide one or more project representatives to assist in carrying out the Architect’s or Fill/Finish A/E’s responsibilities at the Site. The duties, responsibilities and limitations of authority of such project representatives shall be as set forth in an exhibit to be incorporated in the Contract Documents.

§ 4.2.11 The Architect and the Fill/Finish A/E shall, upon the Owner’s request, advise the Owner regarding matters concerning performance of the Contractor under and advise the Owner regarding interpretation of the requirements of the Contract Documents on written request of the Owner. The Architect’s or Fill/Finish A/E’s response to such requests will be made in writing within any time limits agreed upon or otherwise with reasonable promptness. If no agreement is made concerning the time within which interpretations required of the Architect or Fill/Finish A/E shall be furnished in compliance with this Section 4.2, then delay shall not be recognized on account of failure by the Architect or Fill/Finish A/E to furnish such interpretations until fifteen (15) days after written request is made for them.

§ 4.2.12 Interpretations and recommendations of the Architect or Fill/Finish A/E will be consistent with the intent of and reasonably inferable from the Contract Documents and will be in writing or in the form of drawings. When making such interpretations and recommendations, the Architect and the Fill/Finish A/E will not be liable for results of interpretations or recommendations so rendered in good faith.

(Paragraphs deleted)

§ 4.3 CLAIMS AND DISPUTES

§ 4.3.1 Definition. A Claim is a demand or assertion by the Contractor seeking, as a matter of right, adjustment or interpretation of Contract terms, payment of money, extension of time or other relief with respect to the terms of the Contract. Claims must be initiated by written notice. The responsibility to substantiate Claims shall rest with the Contractor.

§ 4.3.2 Time Limits on Claims. Except to the extent otherwise provided in the Contract Documents, Claims must be initiated within five (5) days after occurrence of the event giving rise to such Claim or within five (5) days after the Contractor first recognizes the condition giving rise to the Claim, whichever is later. Claims must be initiated by written notice to the Owner and the Architect. Claims not made by the Contractor within the time periods required by the Contract Documents shall be deemed waived.

§ 4.3.3 Continuing Contract Performance. Pending final resolution of a Claim except as otherwise agreed in writing or as provided in Section 9.7.1 and Article 14, the Contractor shall proceed diligently with performance of the Contract and the Owner shall continue to make payments not in dispute in accordance with the Contract Documents.

§ 4.3.4 Claims for Concealed or Unknown Conditions. Subject to the provisions of Sections 1.1.8 and 3.22, if conditions are encountered at the Site which are (1) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature, which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, then notice by the observing party shall be given to the other party promptly before conditions are disturbed and in no event later than five (5) days after first observance of the conditions. The Owner will promptly investigate such conditions and, if they differ materially and cause an increase or decrease in the Contractor’s cost of, or time required for, performance of any part of the Work, will recommend to the Owner an equitable adjustment in the Contract Sum or Contract Time, or both. If the Owner determines that the conditions at the Site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Owner shall so notify the Contractor in writing, stating the reasons. Claims by either party in opposition to such determination must be made within twenty one (21) days after the Owner has given notice of the decision. If the conditions encountered are materially different, the Contract Sum and Contract Time shall be equitably adjusted, but if the Owner and

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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Contractor cannot agree on an adjustment in the Contract Sum or Contract Time, the adjustment shall be subject to dispute resolution as provided in Section 4.4 below. If notice of such condition is not given with the five (5) day period set forth above, any Claim relating thereto shall be waived.

§ 4.3.5 Claims for Additional Cost. If the Contractor wishes to make Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the Work. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Section 10.6. Contractor shall have no claim against the Owner or the Project for additional compensation for services rendered or Work performed outside the scope of this Agreement unless it shall have advised the Owner before rendering such services or performing such Work that such construction is outside the scope of this Agreement and the Owner has authorized such services or Work in writing, in accordance with Article 7. The Owner may also require the approval of the Lender, if any, prior to authorizing Work outside the scope of this Agreement. The Contractor shall have no claim against the Owner or the Project for other relief unless notice of such claim has been given within fifteen (15) days after the date on which such claim arises.

§ 4.3.6 If the Contractor believes additional cost is involved for reasons including but not limited to (1) a written interpretation from the Architect or the Fill/Finish A/E, (2) an order by the Owner to stop the Work where the Contractor was not at fault, (3) a written order for a minor change in the Work issued by the Architect or the Fill/Finish A/E, (4) failure of payment of undisputed amounts by the Owner, (5) termination of the Contract by the Owner, (6) Owner’s suspension or (7) other reasonable grounds, Claim shall be filed in accordance with this Section 4.3.

§ 4.3.7 Claims for Additional Time

§ 4.3.7.1 If the Contractor wishes to make Claim for an increase in the Contract Time, written notice as provided herein shall be given. The Contractor’s Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay only one Claim is necessary. Contractor shall have no claim against the Owner or the Project for additional compensation for delay on account of services rendered or Work performed outside the scope of the Contract Documents unless it shall have advised the Owner in writing before rendering such services or performing such Work that such construction is outside the scope of the Contract Documents and the Owner has authorized such services or Work in writing. The Owner may also require the approval of the Lender, if any, prior to authorizing an extension of time on account of Work outside the scope of the Contract Documents. The Contractor shall have no claim against the Owner or the Project for other relief unless written notice of such claim has been given within five (5) days after the date on which such claim arises or such other time period as is specified elsewhere in the Contract Documents. Notwithstanding anything in the Contract Documents to the contrary, an extension of time shall be granted only to the extent the Contractor can demonstrate that the subject matter of the Claim will prevent the Contractor from achieving Substantial Completion of the Work within the Contract Time, as adjusted.

§ 4.3.7.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time, could not have been reasonably anticipated and had an adverse effect on the critical path of the Work. Notwithstanding the foregoing, the Contractor acknowledges that the scheduled date of Substantial Completion set forth in the Project Schedule anticipates a certain number of lost days due to normal weather conditions. Only unusual or extreme weather conditions for the time of year will be considered as justification for an extension of time to achieve substantial completion of the Work or portions thereof. Extensions of time for weather delay will only be considered if such inclement weather exceeds the average of that recorded by the National Oceanic and Atmospheric Administration for the same month and closest recording location over the preceding five (5) years.

§ 4.3.8 Injury or Damage to Person or Property. If either party to the Contract suffers injury or damage to person or property because of an act or omission of the other party, or of others for whose acts such party is legally responsible, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding seven (7) days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter.

§ 4.3.9 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are materially changed in a proposed Change Order or Construction Change Directive so that

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application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted.

§ 4.3.10 Claims for Consequential Damages. The Contractor and Owner waive Claims against each other for consequential damages arising out of or relating to this Contract except to the extent payable and actually paid by insurance relating to the Project and except with respect to the Contractor’s indemnification obligations hereunder. This mutual waiver includes:

.1              damages incurred by the Owner for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and

.2              damages incurred by the Contractor for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit.

This mutual waiver is applicable, without limitation, to all consequential damages due to either party’s termination in accordance with Article 14. Nothing contained in this Section 4.3.10 shall be deemed to preclude an award of liquidated damages, when applicable, in accordance with the requirements of the Contract Documents.

§ 4.4 RESOLUTION OF CLAIMS AND DISPUTES

§ 4.4.1 MEETING OF SENIOR STAFF. Within fifteen (15) days after the filing of a Claim by the Contractor, the Owner’s and Contractor’s senior staff member on Site shall meet to attempt to resolve such claim.

(Paragraphs deleted)

§ 4.4.2 MEDIATION. If such Claim is not resolved by senior staff within thirty (30) days of the filing of the same, the claim shall be subject to nonbinding mediation at the election of the Owner pursuant to written notice to the Contractor. If the Owner elects nonbinding mediation, the Contractor and the Owner shall select a mutually acceptable mediator, and shall share the cost thereof. If the parties are unable to agree on the selection of a mediator, they shall utilize the American Arbitration Association’s mediation services. The mediator shall be given any written statement(s) of the parties and may review the Site and any relevant documentation. The mediator shall call a meeting of the parties affected by such Claim within ten (10) business days after his/her appointment, which meeting shall be attended by senior non-Site representatives of the parties with authority to settle such Claim. During such ten (10) day period, the mediator may meet with the affected parties separately. No minutes shall be kept and the comments and/or findings of the mediator, together with any written statements prepared, shall be non-binding, confidential and without prejudice to the rights and remedies of any party. The parties shall use good faith efforts to complete the entire mediation process within twenty (20) business days of the date the mediator is selected, unless the parties agree otherwise in writing.

§ 4.4.3 LITIGATION OR ARBITRATION

§ 4.4.3.1 Any Claim arising out of or related to the Contract, except those waived as provided for in Sections 4.3.10, 9.10.4 and 9.10.5, shall, if mediation is unsuccessful, be subject to litigation or, at the sole election of the Owner, arbitration. If the Owner does not elect arbitration, such Claim shall be litigated in the appropriate courts of the State of Maryland.

§ 4.4.3.2 Any arbitration shall be in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association currently in effect. The demand for arbitration shall be filed in writing with the other party to the Contract and with the American Arbitration Association, and a copy shall be filed with the Architect.

§ 4.4.3.3 A demand for arbitration shall be made within thirty (30) days after the mediation process is complete, and in no event shall it be made after the date when institution of legal or equitable proceedings based on such Claim would be barred by the applicable statute of limitations.

§ 4.4.4.4 Any arbitration permitted hereunder may include, by consolidation or joinder or in any other manner, an additional person or entity not a party to this Agreement involved in the dispute to the extent such additional person or entity has consented to such consolidation or joinder pursuant to agreement or specifically with respect to such dispute. The Contractor shall include in its agreements with Subcontractors and others performing Work the joinder or consolidation requirement as aforesaid. The foregoing agreement to arbitrate and other agreements to arbitrate with an additional person or entity duly consented to by parties to the Agreement shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 4.4.5.5 Claims and Timely Assertion of Claims. The party filing a notice of demand for arbitration or filing a complaint in litigation must assert in the demand all Claims then known to that party on which litigation or arbitration, as applicable, is permitted.

§ 4.4..6 The award rendered by the arbitrator or arbitrators, if applicable, shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

(Paragraphs deleted)

ARTICLE 5 SUBCONTRACTORS

§ 5.1 DEFINITIONS

§ 5.1.1 A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the Site or supply materials or equipment for the Project. The term “Subcontractor” is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term “Subcontractor” does not include a separate contractor or subcontractors of a separate contractor.

§ 5.1.2 A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the Site or supply materials or equipment for the Project. The term “Sub-subcontractor” is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

§ 5.2 AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE WORK

§ 5.2.1 As part of its bid to the Owner, the Contractor has furnished to the Owner the names of persons or bidders (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work.

§ 5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner or Architect has made reasonable and timely objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.

§ 5.2.3 Upon request of the Owner, Contractor shall make available to the Owner at the Contractor’s main office copies of all bids, proposals, or other information concerning the Subcontractors and material suppliers, including financial statements, which may be helpful to the Owner, or any person or entity providing financing on behalf of the Owner, in evaluating any of the Subcontractors proposed to perform any part of the Work. Contractor may also be required to make available to the Owner with respect to the proposed subcontractors and material suppliers such other proof of financial stability and experience, lists of completed projects and letters of reference as may be required by the Owner. Upon request of the Owner, Contractor shall submit for review its forms of subcontract and purchase order. Submission of the foregoing information and review by Owner shall not relieve Contractor from sole responsibility for all subcontractors and suppliers

§ 5.2.4 The Contractor shall not change a Subcontractor, person or entity previously selected if the Owner or Architect makes reasonable objection to such substitute. Owner may require the Contractor to change any Subcontractor previously approved and, if at such time the Contractor is not then in default hereunder, the Contract Sum shall be increased or decreased by the difference in cost occasioned by such change.

§ 5.3 SUBCONTRACTUAL RELATIONS

§ 5.3.1 By written agreement, the Contractor shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by terms of the Contract Documents, and to assume toward the Contractor all the obligations and responsibilities, including the responsibility for safety of the Subcontractor’s Work, which the Contractor, by these Documents, assumes toward the Owner and Architect. Each subcontract agreement shall preserve and protect the rights of the Owner and Architect under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights, and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies and redress against the Contractor that the Contractor, by the Contract Documents, has against the Owner. The Contractor shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Contractor shall make available to each proposed Subcontractor, prior to

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AIA Document A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound, and, upon written request of the Subcontractor, identify to the Subcontractor terms and conditions of the proposed subcontract agreement which may be at variance with the Contract Documents. Subcontractors will similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors. The Contractor shall furnish to the Owner copies of all subcontract agreements within five (5) days of the execution thereof.

§ 5.3.2    Subject to the provisions of Section 3.10.4.1 above, every Subcontract shall:

.1     require that such Work be performed in accordance with the requirements of the Contract Documents;

.2     waive all rights the contracting parties may have against one another or that the Subcontractor may have against the Owner for damages caused by fire or other perils covered by the property insurance described in the Contract Documents;

.3     require the Subcontractor to carry and maintain insurance required by the provisions of Exhibit I to the Agreement, and furnish all information required by the provisions of Exhibit I; and

.4     require the Subcontractor to furnish the waivers of liens set forth in Exhibit H to the Agreement as well as such other documents as the Owner may reasonably request prior to receiving any payments for Work performed.

.5     affirmatively state that the Contractor is not entitled to backcharge the Subcontractor for amounts owed to the Contractor on projects other than the Project.

§ 5.4 CONTINGENT ASSIGNMENT OF SUBCONTRACTS

§ 5.4.1 Each subcontract agreement for a portion of the Work is assigned by the Contractor to the Owner provided that:

.1     assignment is effective only after termination of the Contract by the Owner pursuant to Section 14 and only for those subcontract agreements which the Owner accepts by notifying the Subcontractor and Contractor in writing; and

.2     assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

§ 5.4.2 Upon such assignment, if the Work has been suspended for more than thirty (30) days, the Subcontractor’s compensation shall be equitably adjusted for increases in direct, out-of-pocket cost resulting from the suspension.

ARTICLE 6 CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

§ 6.1 OWNER’S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE CONTRACTS

§ 6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner’s own forces, and to award separate contracts (“Separate Contracts”) in connection with other portions of the Project or other construction or operations on the Site.. If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such Claim as provided in Section 4.3.

§ 6.1.2 A “Separate Contractor” is a contractor who enters into a Separate Contract with the Owner.

§ 6.1.3 The Contractor shall provide for organization, direction and coordination of the activities of the Owner’s own forces and of each Separate Contractor with the Work of the Contractor, who shall cooperate with them.

(Paragraphs deleted)

§ 6.2 MUTUAL RESPONSIBILITY

§ 6.2.1 The Contractor shall afford the Owner and Separate Contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Contractor’s construction and operations with theirs as required by the Contract Documents.

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AIA Document A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 6.2.2 If part of the Contractor’s Work depends for proper execution or results upon construction or operations by the Owner or a Separate Contractor, the Contractor shall, prior to proceeding with that portion of the Work, promptly report to the Owner and the Architect apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Contractor so to report shall constitute an acknowledgment that the Owner’s or Separate Contractor’s completed or partially completed construction is fit and proper to receive the Contractor’s Work, except as to defects not then reasonably discoverable.

§ 6.2.3 Should the Contractor cause damage to the Work or property of a Separate Contractor on the Project, or a Separate Contractor cause damage to the Contractor, the party damaged shall notify the offending contractor in writing of such damage within a reasonable time and the offending contractor shall bear the reasonable costs of repairing all such damage. The Owner reserves the right to effectuate the repairs and to charge the cost thereof against the offending contractor. So long as the following subparagraphs are contained in the contract with the Separate Contractor, the Contractor shall be bound by the following procedures regarding disputes between the Contractor and the Separate Contractor:

.1             The Contractor agrees that claims for damage caused by Separate Contractors may be brought directly against the Contractor, and for purposes of enforcement of this provision, the Separate Contractors are intended beneficiaries of the Contract and may enforce this provision directly without need to involve the Owner.

.2.            All claims between Separate Contractors and the Contractor shall be resolved by binding arbitration in accordance with the Construction Industry Rules of the American Arbitration Association. Such arbitration shall be held in the State of Maryland and the award of the arbitrator(s) shall be enforceable in any court of competent jurisdiction.

.3             To the extent a party does not pay in full the amount of an arbitration award against it (the “Losing Party”) within thirty (30) days of the date such award becomes final and non-appealable, the amount of the nonpayment shall be paid to the party entitled to such funds (the “Winning Party”) from retainage held by the Owner on behalf of the Losing Party. The Owner shall not be required to pay such amount until such time as the Owner would otherwise owe such retainage to the Losing Party.

.4.            If funds paid by the Losing Party, together with funds paid by the Owner from retainage, are insufficient to discharge the arbitration award in full, then the Winning Party may make a claim, at its sole cost, in the Owner’s name, against the performance bond, if any, issued on behalf of the Losing Party in favor of the Owner. All proceeds received by the Owner on account of such bond claim shall be paid by the Owner to the Winning Party upon receipt.

.5.            The Winning Party shall indemnify and hold harmless the Owner from and against any costs the Owner may incur as a result of any performance bond claim made by the Winning Party.

§ 6.2.4 The Contractor shall promptly remedy damage wrongfully caused by the Contractor to completed or partially completed construction or to property of the Owner or Separate Contractors as provided in Section 10.2.5.

§ 6.2.5 The Owner and each Separate Contractor shall have the same responsibilities for cutting and patching as are described for the Contractor in Section 3.14.

§ 6.3 OWNER’S RIGHT TO CLEAN UP

§ 6.3.1 If a dispute arises among the Contractor, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the, after two (2) days written notice, the Owner may clean up and the Owner will allocate the cost among those responsible.

ARTICLE 7 CHANGES IN THE WORK

§ 7.1 GENERAL

§ 7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents. Unless otherwise agreed to in writing

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AIA Document A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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by the Owner, any adjustments to the Contract Time resulting from changes to the Contract Documents shall be agreed upon at the time of approval of each change request unless otherwise noted in the Change Order. Requests for changes to the Contract made by the Contractor will simultaneously include, if applicable, any request for change of the Contract Time to the extent that the delay time is known at the time of the request. If the delay time is not known at the time of the request, the Contractor shall furnish supplemental information as to the delay time within five (5) days of the date when such information becomes known.

§ 7.1.2 A Change Order shall be based upon agreement between the Owner and the Contractor; a Construction Change Directive may or may not be agreed to by the Contractor; an order for a minor change in the Work may be issued by the Architect alone, so long as it does not affect the Contract Time, Contract Sum, or any other material portion of the Work.

§ 7.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Contractor shall proceed in accordance with the dates set forth in the applicable Change Order, Construction Change Directive or order for a minor change in the Work. Notwithstanding anything contained in the Contract Documents to the contrary, a change in the Contract Sum or the Contract Time shall be accomplished only by Change Order or Construction Change Directive.

§ 7.1.4 No course of conduct or dealing between the parties, no express or implied acceptance of alterations or additions to the Work and no claim that the Owner has been unjustly enriched by any alteration or addition to the Work, whether there is any unjust enrichment, shall be the basis of any claim for adjustment in compensation due the Contractor in connection with the Project or for adjustment in any time period provided for under the Contract. Moreover, the Contractor hereby waives and forfeits all claims that any work, services or other activities were performed pursuant to an oral contract or other oral agreement separate from the Contract. All Claims of the parties shall be resolved in accordance with the requirements, provisions and limitations of the Contract Documents.

§ 7.1.5 Agreement by the Contractor and the Owner as evidenced by execution of a Change Order shall constitute a final settlement of all matters relating to the change in the Work which is the subject of the Change Order, including, but not limited to, all direct and indirect costs associated with such change and any and all adjustments to the Contract Sum and the Project Schedule. The Schedule of Values shall be modified accordingly for Work covered by Change Orders.

§ 7.1.6 No Change Order or Construction Change Directive shall be effective or binding on the Owner unless it is executed by the Owner.

§ 7.2 CHANGE ORDERS

§ 7.2.1 A Change Order is a written instrument prepared by the Architect or Contractor, or both and signed by the Owner and the Contractor, stating their agreement upon all of the following:

.1     change in the Work;

.2     the amount of the adjustment, if any, in the Contract Sum; and

.3     the extent of the adjustment, if any, in the Contract Time.

§ 7.2.2 In all cases, regardless of the method used to determine the value of changes, the estimated or actual cost shall be submitted in detailed breakdown form, giving quantity and unit costs of each item, labor cost with hourly rates, allowable overhead and profit. No additional amount will be paid for submittal in this form for re-submittal should the breakdown be considered inadequate by the Architect.

§ 7.2.3 Time being of the essence in the performance of this Contract, any Work which is the subject of a change to this Contract will be proceeded with promptly upon receipt by the Contractor of a written instruction signed by the Owner. Proceeding with such Work by the Contractor will not be delayed in the event of dispute between the Owner and the Contractor on the method of evaluating the change or on the amount of any adjustment to the Contract Sum or Contract Time.

§ 7.2.4 If the Contractor believes that it is entitled to additional payment, or to an extension of time, for performingWork ordered to be done, it shall notify the Owner in writing as provided in Article 4 before performing such Work.

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AIA Document A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 7.3 CONSTRUCTION CHANGE DIRECTIVES

§ 7.3.1 A Construction Change Directive is a written order prepared by the Architect or the Fill/Finish A/E, as appropriate, and signed by the Owner, directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted accordingly.

§ 7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

§ 7.3.3 If the Construction Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based on one of the following methods, at the election of the Owner in its sole discretion:

.1     mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

.2     unit prices stated in the Contract Documents or subsequently agreed upon;

.3     cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

.4     as provided in Section 7.3.6.

§ 7.3.4 Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved and advise the Owner of the Contractor’s agreement or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time.

§ 7.3.5 A Construction Change Directive signed by the Contractor indicates the agreement of the Contractor therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

§ 7.3.6 If the Contractor does not respond promptly or disagrees with the method for adjustment in the Contract Sum, the method and the adjustment shall be determined by the Owner on the basis of reasonable expenditures and savings of those performing the Work attributable to the change plus markups and fees as set forth in Section 5.3.2 of the Agreement. In such case, and also under Section 7.3.3.3, the Contractor shall keep and present, in such form as the Architect may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Contract Documents, costs for the purposes of this Section 7.3.6 shall be limited to the following:

.1     costs of labor, including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers’ compensation insurance;

.2     costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;

.3     rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Contractor or others;

.4     costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work; and

.5     additional costs of supervision and field office personnel and other allowable General Conditions Costs directly attributable to the change

§ 7.3.6 The amount of credit to be allowed by the Contractor to the Owner for a deletion or change which results in a net decrease in the Contract Sum shall be actual net cost as confirmed by the Project Manager. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change

§ 7.3.7 Pending final determination of the total cost of a Construction Change Directive to the Owner, to the extent permitted by the Lender, amounts not in dispute for such changes in the Work shall be included in Applications for Payment accompanied by a Change Order indicating the parties’ agreement with part or all of such costs. For any portion of such cost that remains in dispute, the Contractor may file a Claim as provided in Article 4.

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AIA Document A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 7.3.8 When the Owner and Contractor agree in writing to adjustments in the Contract Sum and Contract Time such agreement shall be effective immediately and shall be recorded by preparation and execution of an appropriate Change Order.

§ 7.3.9 If the Change in the Work will result in an extension or contraction of the Contract Time, and the parties are unable to agree as to the number of days by which the time for performance will be extended or contracted, then the matter shall be decided by the Owner, subject to the Contractor’s right to dispute such decision and make a Claim for additional time and compensation as set forth in Article 4.

§ 7.4 FIELD CHANGES

§ 7.4.1 In order to deal with field conditions, to expedite the progress of the Work, to coordinate the Work among the various trades or otherwise for the mutual convenience of the Owner and the Contractor, the Architect may authorize or direct, by Field Change Order, minor departures from the scope of Work as defined in the Drawings and Specifications that do not result in any change in the Contract Sum, result in extension in the Contract Time, or give rise to any claim by the Contractor against the Owner. If the Contractor believes that a Field Change Order will extend the Contract Time or increase the Contract Sum, it shall notify the Owner in writing before proceeding with the Field Change Order and shall not proceed without further written direction from the Owner.

§ 7.5 DETERMINATION OF COST

§ 7.5.1 If the Owner and the Contractor cannot agree on what constitutes “cost” for purposes of this Article, Contractor and Owner agree that the maximum reimbursable cost for an item shall be that stated in Means Cost Data Book, 2006 edition (and not Means Change Order Cost Book).

§ 7.5.2 The Contractor acknowledges that on a project of the size, scope and complexity of the Project, a number of changes to the Work are anticipated. Therefore, other than the markups for Subcontractors and the Contractor’s Fee and General Conditions costs reimbursement directly related to each change, as provided for in the Contract Documents, the Contractor agrees that it shall not be entitled to any further compensation on the basis of the number of changes initiated, the aggregate value of the changes, or any similar claim. Each Change Order shall not contain any reservation of rights or residual claims to additional adjustments for time or price being preserved beyond the entitlements actually set forth in the Change Order.

ARTICLE 8 TIME

§ 8.1 DEFINITIONS

§ 8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the entire Work.

§ 8.1.2 The date of commencement of the Work is the date established in the Agreement.

§ 8.1.3 The date of Substantial Completion is the date certified by the Owner and the Architect in accordance with Section 9.8.

§ 8.1.4 The term “day” as used in the Contract Documents shall mean calendar day unless otherwise specifically defined.

§ 8.2 PROGRESS AND COMPLETION

§ 8.2.1 Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the Contractor confirms that the Contract Time is a reasonable period for performing the Work.

§ 8.2.2 The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence operations on the Site or elsewhere prior to the effective date of insurance required by Exhibit I to be furnished by the Contractor and Owner, as applicable. The date of commencement of the Work shall not be changed by the effective date of such insurance. Unless the date of commencement is established by the Contract Documents or a notice to proceed given by the Owner, the Contractor shall notify the Owner in writing not less than five (5) days or other agreed period before commencing the Work to permit the timely filing of mortgages, mechanic’s liens and other security interests.

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AIA Document A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 8.2.3 The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion of the entire Work within the Contract Time and if interim Substantial Completion dates are set forth in the Project Schedule, shall achieve Substantial Completion of designated portions of the Work by the dates set forth therefor.

§ 8.3 DELAYS AND EXTENSIONS OF TIME

§ 8.3.1 If the Contractor is delayed at any time in the commencement or progress of the Work by an act or neglect of the Owner, Architect or Fill/Finish A/E, or of an employee of either, or of a separate contractor employed by the Owner, or by changes ordered in the Work, or by Force Majeure (hereinafter defined) (collectively, “Excusable Delays”), and such delay adversely affects the critical path of the Work, then the Contract Time shall be extended by Change Order, subject to satisfaction of the conditions set forth in the other provisions of the Contract Documents relating to Claims.

§ 8.3.2 “Force Majeure” is defined as (1) extraordinary conditions of weather for the area and time of year, war or national conflicts or priorities arising therefrom, fires beyond the reasonable control of the Contractor, strikes or other labor disruptions not due to breach of applicable collective bargaining agreements (except for the first five (5) business days of any strike or labor disruption), or any other cause beyond Contractor’s reasonable control and not the fault of the Owner or those within its control.

§ 8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Section 4.3. In the case of a continuing delay only one Claim is necessary. The Contractor shall immediately take all steps reasonably possible to lessen the adverse impact of any delay.

§ 8.3.3 The Contractor shall not be entitled to any such extension of time for Excusable Delays unless Contractor notifies the Owner in writing within five (5) days after the commencement of each such Excusable Delay, together with essential supporting data, and thereafter promptly gives written notice of the cessation thereof. Except as otherwise provided in the following sentence, the Contractor shall not be entitled to recover from the Owner, and hereby waives any and all claims against the Owner for, increased compensation or damages that the Contractor may suffer on account of any Excusable Delay, and the Contractor further waives any and all claims against the Owner for increased compensation or damages for any other disruption, interference, acceleration or loss of efficiency or productivity caused by the Owner or the Architect, or their officers, agents, employees or consultants. A limited exception to the aforementioned provision is that the Contractor is entitled to increased compensation due to Excusable Delays due to the act or neglect of the Owner equal to only the Contractor’s out-of-pocket expenses and incremental General Conditions Costs on account of the Excusable Delay. At the Owner’s option, the Contractor shall submit to the Owner a proposal to accelerate the Work on account of the Excusable Delay, which proposal, if accepted in writing, shall become the basis for a Change Order increasing the Contract Sum in lieu of increasing the Contract Time.

§ 8.3.4 The provisions set forth in this Section 8.3 are the Contractor’s sole remedy in the event of Excusable Delay. In the event of concurrent delay, no additional compensation shall be paid.

§ 8.3.5 Claims not made within the time limit set forth above are hereby waived.

§ 8.3.6 TIME IS OF THE ESSENCE OF THIS CONTRACT. Contractor agrees that the Work can be performed in the time agreed to herein. On a best efforts basis, estimating time for proposed Change Orders shall not exceed twenty (20) days from date of receipt of sufficient information and/or drawings with reference to such plans or Change Orders. Revisions to initial proposals are to be prepared with immediacy.

ARTICLE 9 PAYMENTS AND COMPLETION

§ 9.1 CONTRACT SUM

§ 9.1.1 The Contract Sum is stated in the Agreement and, including authorized adjustments, is the total amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents.

§ 9.2 SCHEDULE OF VALUES

§ 9.2.1 Before the first Application for Payment, the Contractor shall submit to the Owner and the Project Manager a schedule of values allocated to various portions of the Work, prepared in such form and supported by such data to substantiate its accuracy as the Owner may require. This schedule, unless objected to by the Owner or the Project Manager, shall be used only as a basis for reviewing the Contractor’s Applications for Payment where appropriate

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AIA Document A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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under the Contract Documents. The Owner shall have the authority to adjust the schedule of values from time to time on the basis of modifications of subcontracts and allocations of estimates to actual costs. The schedule of values and each Application for Payment shall list separately the Contingency, General Conditions Costs, other guaranteed line items and Contractor’s Fee and all Change Orders issued by the Owner prior to the date of the particular Application for Payment (including as a single line item all of the costs of such Change Order). The schedule of values shall be prepared in such a manner that each item of Work and each subcontracted item of Work is shown as a single line item on AIA Documents G702/703, Application and Certificate for Payment, and Continuation Sheet.

§ 9.3 APPLICATIONS FOR PAYMENT

§ 9.3.1 Each Application for Payment shall also include an affidavit or affirmation by the Contractor setting forth the following:

.1             A certification that all Work for which payment is requested has been completed in accordance with the Contract Documents.

.2             The names and addresses of all Subcontractors (including suppliers) for whom payment is requested.

.3             The contract amount of each such subcontract or purchase order, and the amounts paid and owed to each such Subcontractor (including suppliers) for whom payment is requested.

.4             The Contract Sum, including all adjustments.

.5             The amount paid by the Owner to the Contractor to the date of the current Application for Payment.

.6             The amount requested in the current Application for Payment.

.7             The balance due on the Contract Sum after the amount due set forth in the current Application for Payment is paid by the Owner.

.8            The amount of money retained by the Owner and the amount of the Work that has been completed.

(Paragraphs deleted)

§ 9.3.2 The Contractor will furnish with each Application for Payment evidence in the form of a list of disbursements and release of liens and claims (in the forms attached to the Agreement as Exhibit H) confirming that all amounts included in previous progress payments for Work executed by Subcontractors have been paid in full to such Subcontractors or have been withheld for a proper reason. Nothing contained in this provision shall place any additional responsibilities on the Owner, the Project Manager, the Architect or the Fill/Finish A/E other than those indicated in other relevant provisions in this Contract.

§ 9.3.3 As provided in Section 7.3.8, such applications may include requests for payment on account of changes in the Work which have been properly authorized by Construction Change Directives, or by interim determinations of the Owner, but not yet included in Change Orders.

§ 9.3.4 Such applications may not include requests for payment for portions of the Work for which the Contractor does not intend to pay to a Subcontractor, unless such Work has been performed by others whom the Contractor intends to pay.

§ 9.3.5 Payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance in writing by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner to establish the Owner’s title to such materials and equipment or otherwise

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AIA Document A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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protect the Owner’s interest, and shall include the costs of applicable insurance, storage and transportation to the site for such materials and equipment stored off the site.

§ 9.3.6 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which payments have been received from the Owner shall, to the best of the Contractor’s knowledge, information and belief, be free and clear of liens, claims, security interests or encumbrances in favor of the Contractor, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work.

.1             The Contractor further expressly undertakes to defend the Owner Indemnitees, at the Contractor’ sole expense, against any actions, lawsuits or proceedings brought against the Owner Indemnitees as a result of liens filed against the Work, the Project site, the site of any of the Work, payments due the Contractor or any portion of the property of any of the Owner Indemnitees (referred to collectively as “Liens”). The Contractor hereby agrees to indemnify and hold the Owner Indemnitees harmless against any damages, costs, expenses (including, without limitation, reasonable attorneys’ fees), losses, claims and liabilities arising out of or in connection with Liens or claims of Lien, unless such Lien is due solely to a failure by the Owner to pay the Contractor amounts properly due and owing. The Contractor hereby agrees that Liens filed on account of amounts which are subject to a good faith dispute between the Owner and the Contractor shall nevertheless be required to be bonded off by the Contractor, but in the event the Contractor prevails on account of such claim, the costs of such bond shall be reimbursable as Cost of the Work.

.2             The Contractor shall discharge all Liens within five (5) days after written notice by the Owner, and may contest a Lien only if the Contractor furnishes the Owner with security acceptable to the Owner or procures a lien release bond that complies with the requirements of the lien laws of the State of Maryland and those set forth below in this subsection .2. The Owner shall release any payments withheld due to a Lien or claim of Lien if the Contractor obtains security acceptable to the Owner or a lien release bond which is: (i) issued by a surety acceptable to the Owner, ii) in form and substance satisfactory to the Owner and (iii) in an amount not less than one hundred twenty five percent (125%) of such Lien. By posting a lien release bond or other acceptable security, however, the Contractor shall not be relieved of any responsibilities or obligations under this Section 9.3, including, without limitation, the duty to defend and indemnify the Owner Indemnitees.

.3             Notwithstanding anything to the contrary in the Contract Document, if the Contractor fails to post a bond or other security acceptable to the Owner in connection with any Lien or claim of Lien, the Owner may discharge such Lien or Lien claim by payments to the lien claimant or by such other means as the Owner, in the Owner’s sole discretion, determines is the most economical or advantageous method of settling the dispute. The Contractor shall promptly reimburse the Owner, upon demand, for any payments so made. In such case, the Contractor shall have no claim against the Owner relating to the appropriateness or propriety of payment so made.

§ 9.4 CERTIFICATES FOR PAYMENT

§ 9.4.1 The Architect and/or the Fill/Finish A/E will, within seven (7) days after receipt of the Contractor’s Application for Payment, but only upon the request of the Owner, either issue to the Owner a Certificate for Payment, with a copy to the Contractor, for such amount as they determine is properly due, or notify the Contractor and Owner in writing of their reasons for withholding certification in whole or in part as provided in Section 9.5.1. Such Certificate for Payment is advisory only and not binding on the Owner.

§ 9.4.2 The issuance of a Certificate for Payment, if issued, will constitute a representation by the Architect or the Fill/Finish A/E (as applicable) to the Owner, based on their evaluation of the Work and the data comprising the Application for Payment, that the Work has progressed to the point indicated and that, to the best of their knowledge, information and belief, the quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to correction of minor deviations from the Contract Documents prior to completion and to specific qualifications expressed by the Architect or the Fill/Finish A/E. The issuance of a Certificate for Payment will further constitute a representation that the Contractor is entitled to payment in the amount certified. However, the issuance of a Certificate for Payment will not be a representation that the Architect or Fill/Finish A/E has (1) made exhaustive or continuous on-site inspections to check the quality or quantity of the Work, (2) reviewed construction means, methods, techniques, sequences or

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AIA Document A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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procedures, (3) reviewed copies of requisitions received from Subcontractors and material suppliers and other data requested by the Owner to substantiate the Contractor’s right to payment, or (4) made examination to ascertain how or for what purpose the Contractor has used money previously paid on account of the Contract Sum.

§ 9.5 DECISIONS TO WITHHOLD CERTIFICATION

§ 9.5.1 The Owner may withhold approval of an Application for Payment to the extent as may be necessary to protect the Owner from loss for which the Contractor is responsible, including loss resulting from acts and omissions described in Section 3.3.2, because of:

.1     defective Work not remedied;

.2     third party claims filed or reasonable evidence indicating probable filing of such claims unless security acceptable to the Owner is provided by the Contractor;

.3     failure of the Contractor to make payments properly to Subcontractors or for labor, materials or equipment;

.4     reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

.5     damage to the Owner or another contractor to the extent not covered by insurance;

.6     reasonable evidence that the Work will not be completed within the Contract Time, and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay;

.7     material failure to carry out the Work in accordance with the Contract Documents; or

.8     any other material default or breach of the Contractor under the Contract Documents.

If the Owner intends to withhold all or any part of an Application for Payment for one or more of the reasons set forth above, the Owner shall notify the Contractor in writing of the reasons for withholding.

§ 9.5.2 When the above reasons for withholding are removed, payment will be made for amounts previously withheld as part of the next Application for Payment. If the Contractor disputes any determination with regard to amounts paid, the Contractor shall nevertheless expeditiously continue to prosecute the Work and the Owner shall continue to make timely payment of amounts not in dispute.

§ 9.6 PROGRESS PAYMENTS

§ 9.6.1 The Contractor shall promptly pay each Subcontractor, upon receipt of payment from the Owner, out of the amount paid to the Contractor on account of such Subcontractor’s portion of the Work, the amount to which said Subcontractor is entitled, reflecting percentages actually retained from payments to the Contractor on account of such Subcontractor’s portion of the Work. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in a similar manner.

§ 9.6.2 Neither the Owner nor Architect nor the Fill/Finish A/E shall have an obligation to pay or to see to the payment of money to a Subcontractor except as may otherwise be required by law.

§ 9.6.3 A progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

§ 9.6.4 Unless the Contractor provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Contractor for Work properly performed by Subcontractors shall be held by the Contractor for those Subcontractors who performed Work or furnished materials, or both, under contract with the Contractor for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account and not commingled with money of the Contractor, shall create any fiduciary liability or tort liability on the part of the Contractor for breach of trust or shall entitle any person or entity to an award of punitive damages against the Contractor for breach of the requirements of this provision.

(Paragraphs deleted)

§ 9.7 FAILURE OF PAYMENT

§ 9.7.1 If the Owner does not pay the Contractor undisputed amounts within twenty (20) days after the due date set forth in the Agreement, then the Contractor may, upon seven (7) additional business days’ written notice to the Owner, if the Owner has not made such payment within such seven (7) business days, stop the Work until payment of the undisputed amount owing has been received. Such cessation of Work shall be deemed an Excusable Delay caused by the Owner under the provisions of Section 8.3.3 above, and the Contract Time and the Contract Sum shall be adjusted as provided in Section 8.3.3.

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AIA Document A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 9.8 SUBSTANTIAL COMPLETION

§ 9.8.1 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof agreed to in writing by the Owner, which agreement may be granted or withheld in the Owner’s sole discretion (a) is sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work for its intended use, (b) all inspections and tests required under the Contract Documents and Applicable Laws have been completed successfully, (c) all systems and equipment installed by or on behalf of the Contractor are in good working order, (d) a temporary or permanent certificate of occupancy is received, (e) all other governmental, quasi- governmental and other approvals required under the Contract Documents and necessary for use and occupancy are obtained, and (f) the Owner has approved the Substantial Completion of the Work. Notwithstanding the foregoing, if there is a delay in achieving Substantial Completion of the Work or portions thereof because the Contractor cannot obtain a certificate of occupancy or other approval due to reasons other than the fault of the Contractor, then Substantial Completion shall be deemed to have occurred for purposes of calculation of liquidated damages and release of retainage. The Owner is not obligated to accept a portion of the Work as substantially complete. Use and occupancy of a portion of the Work by the Owner shall not relieve the Contractor from liability for liquidated damages under the Agreement, which liquidated damages are intended by the parties to apply to failure to achieve substantial completion of the entire Work within the time period set forth in the Project Schedule, as adjusted pursuant to the provisions of the Contract Documents.

§ 9.8.2 When the Contractor considers that the Work, or a designated portion thereof which is acceptable to the Owner, in its sole discretion, is substantially complete as defined in Subparagraph 9.8.1, the Contractor shall prepare for submission to the Owner, the Project Manager, the Fill/Finish A/E and the Architect a list of items to be completed or corrected. The failure to include any items on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents. Within five (5) days of submission of such list, the Owner, the Project Manager, the Fill/Finish A/E and Architect will conduct an inspection to determine whether the Work or designated portion thereof is, in fact, substantially complete. When the Owner on the basis of an inspection determines that the Work or designated portion thereof is substantially complete, the Architect will then prepare a Certificate of Substantial Completion which shall establish the Date of Substantial Completion, shall state the responsibilities of the Owner and the Contractor for security, maintenance, heat, utilities, damage to the Work and insurance and shall fix the time within which the Contractor shall complete the items listed therein. Warranties required by the Contract Documents shall commence on the Date of Substantial Completion. The Certificate of Substantial Completion shall be submitted to the Owner and the Contractor for their written acceptance of the responsibilities assigned to them in such Certificate. If the Architect or the Fill/Finish A/E or the Project Manger are required to inspect the Work to determine Substantial Completion more than twice due to the fault or neglect of the Contractor, all reasonable costs charged by the Architect, the Fill/Finish A/E and the Project Manager and other costs incurred by the Owner on account of additional inspections shall be paid to the Owner by the Contractor or deducted from amounts otherwise due to the Contractor.

§ 9.8.3 Not less than four (4) weeks prior to the making of application for its Certificate of Substantial Completion, the Contractor shall produce to the Architect two (2) three-ring binders containing manuals for the Work equipment and operating systems as well as two copies of all documentation with respect to manufacturer’s warranties. Not less than one (1) week prior to the making of application for its Certificate of Substantial Completion, the Contractor shall produce to the Project Manager one (1) full set of Redline Record Drawings.

§ 9.8.4 Applications for Payment shall not be processed by the Owner until it is reasonably satisfied that the Redline Record Drawings are being satisfactorily maintained and updated. The Contractor acknowledges and recognizes the Owner’s need to have an accurate set of such drawings available at all times.

(Paragraphs deleted)

§ 9.9 PARTIAL OCCUPANCY OR USE

§ 9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Contractor, provided such occupancy or use is consented to by the insurer and authorized by public authorities having jurisdiction over the Work. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Contractor have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Owner

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AIA Document A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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elects to occupy and use a portion of the Work, it shall so notify the Contractor, and the Contractor shall prepare and submit a list as provided under Section 9.8.2. Consent of the Contractor to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Contractor or, if no agreement is reached, by decision of the Architect

§ 9.9.2 Immediately prior to such partial occupancy or use, the Owner, Contractor, Project Manager, Architect and Fill/Finish A/E (if applicable) shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

§ 9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.

§ 9.10 FINAL COMPLETION AND FINAL PAYMENT

§ 9.10.1 Upon receipt of written notice that the entire Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Architect, Fill/Finish A/E, Project Manager and the Owner will promptly make such inspection and, when they all find the Work acceptable under the Contract Documents and the Contract fully performed, the Architect will promptly issue a final Certificate for Payment stating that to the best of the Architect’s knowledge, information and belief, and on the basis of the Architect’s on-Site visits and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents and that the entire balance found to be due the Contractor and noted in the final Certificate is due and payable. The Architect’s final Certificate for Payment will constitute a further representation that conditions listed in Section 9.10.2 as precedent to the Contractor’s being entitled to final payment have been fulfilled.

§ 9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Contractor submits to the Owner and the Architect (1) an affidavit that payrolls for Contractor’s employees, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner’s property might be responsible or encumbered (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Contract Documents to be maintained by the Contractor and to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at least thirty (30) days’ prior written notice has been given to the Owner, (3) a written statement that the Contractor knows of no substantial reason that such insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment and (5), other data establishing payment or satisfaction of obligations, including, but not limited to, final waivers and releases of liens from the Contractor and first tier Subcontractors in the forms set forth in Exhibit H to the Agreement, to the extent and in such form as may be designated by the Owner. If a Subcontractor refuses to furnish a final waiver and release of liens and claims as specified, the Contractor may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Contractor shall refund to the Owner all money that the Owner may be compelled to pay in discharging such lien, including all costs and reasonable attorneys’ fees.

§ 9.10.3 If, after Substantial Completion of the entire Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, and the Owner so confirms, the Owner shall, upon application by the Contractor, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Owner prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims.

§ 9.10.4 Acceptance of final payment by the Contractor or a Subcontractor shall constitute a waiver of Claims by

(Paragraphs deleted)

that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment.

§ 9.10.5 Application for final payment shall contain the information required in Applications for Payment specified in the Contract Documents and shall include, in addition, the following:

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AIA Document A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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.1     A certification by the Contractor that all Work has been completed in accordance with the Contract Documents.

.2     A certification by the Contractor that he has complied with all of the requirements for final payment reasonably imposed by Owner’s Lender, if any (provided that such requirements are provided to the Contractor on or before Substantial Completion of the Work).

.3     A certification by the Contractor that all warranties, guarantees, certificates, operating manuals and other documents required by the Contract Documents, including the conformed or as-built construction drawings, have been delivered to the Architect or Owner.

.4     A certification by the Contractor that all Work performed and all materials and equipment furnished by the Contractor are guaranteed against defects in material and workmanship for a period of one year from the date of Substantial Completion of the entire Work or for such longer period as is provided for in the Contract Documents and specifying that the Contractor will make good any defects in materials, equipment or workmanship which may develop or become apparent during the guarantee period, including, as necessary, the removal and replacement of the Work of the Owner or any other contractor or the repair of damage caused in the Work of the Owner or any other Contractor necessitated thereby.

.5     A certification by the Contractor that the Application for final payment includes without exception all claims of the Contractor against the Owner arising in connection with the Project except those previously made in writing and identified by the Contractor as unsettled at the time of final Application for Payment. With respect to such outstanding Claims, the Contractor shall describe each one with specificity, and shall also set forth the maximum dollar value of each.

.6     A certification by the Contractor that the conformed or as-built construction drawings maintained by the Contractor are complete and accurate.

§ 9.11 SCHEDULE OF ANTICIPATED PROGRESS PAYMENTS

§ 9.11.1 Before commencing the Work, the Contractor shall submit to the Owner a schedule of anticipated progress payments which shall be based upon the Project Schedule and Schedule of Values. The Contractor shall revise and update the payment schedule as necessary from time to time to conform it to the Project Schedule as revised and updated.

ARTICLE 10 PROTECTION OF PERSONS AND PROPERTY

§ 10.1 SAFETY PRECAUTIONS AND PROGRAMS

§ 10.1.1 The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract.

§ 10.2 SAFETY OF PERSONS AND PROPERTY

§ 10.2.1 The Contractor shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

.1     employees on the Work and other persons who may be affected thereby;

.2     the Work and materials and equipment to be incorporated therein, whether in storage on or off the Site, under care, custody or control of the Contractor or the Contractor’s Subcontractors or Sub- subcontractors; and

.3     other property at the Site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction.

§ 10.2.2 The Contractor shall give notices and comply with Applicable Laws bearing on safety of persons or property or their protection from damage, injury or loss.

§ 10.2.3 The Contractor shall erect and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 10.2.4 When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel and shall notify local, state and federal authorities, to the extent required by Applicable Laws.

§ 10.2.5 The Contractor shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Sections 10.2.1.2 and 10.2.1.3 caused in whole or in part by the Contractor, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under Sections 10.2.1.2 and 10.2.1.3, except damage or loss attributable to acts or omissions of the Owner or Architect or anyone directly or indirectly employed by either of them, or by anyone for whose acts either of them may be liable, and not attributable to the fault or negligence of the Contractor. The foregoing obligations of the Contractor are in addition to the Contractor’s obligations under Section 3.18.

§ 10.2.6 The Contractor shall designate a responsible member of the Contractor’s organization at the Site whose duty shall be the prevention of accidents. This person shall be the Contractor’s superintendent unless otherwise designated by the Contractor in writing to the Owner and Architect.

§ 10.2.7 The Contractor shall not load or permit any part of the construction or Site to be loaded so as to endanger its safety.

§ 10.3 HAZARDOUS MATERIALS

§ 10.3.1 “Hazardous Materials” means any substance:

.1     the presence of which requires investigation or remediation under any federal, state or local law, statute, regulation, ordinance, order, or common law; or

.2     which is or becomes defined, at any time during the duration of this Agreement, as a “hazardous waste”, “hazardous substance”, pollutant or contaminant under any federal, state or local law, statute, regulation, rule or ordinance or amendments thereto, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §§ 9601 et seq. (“CERCLA”), as amended, or the Resource, Conservation and Recovery Act, as amended, 42 U.S.C. §§ 6901 et seq. (“RCRA”), and any comparable Maryland law; or

.3     which is petroleum, including crude oil or any fraction thereof not otherwise designated as a “hazardous substance” under CERCLA, including without limitation gasoline, diesel fuel or other petroleum hydrocarbons; or

.4     which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated at any time during the duration of this Agreement by any governmental authority or agency or by any instrumentality of the United States, the State of Maryland, or any political subdivision thereof; or

.5     the presence of which on the Project Site causes or threatens to cause a nuisance upon the Project Site or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the Project Site; or

.6     the presence of which on adjacent properties could constitute a trespass by the Design/Builder or the Authority; or

.7     which contains asbestos.

§ 10.3.2 If any Hazardous Materials, other than those (1) included in the Contractor’s scope of Work or (2) brought to the site by the Contractor, are encountered on the Site by the Contractor (collectively, “Owner Hazardous Materials”), the Contractor shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner and the Architect in writing. The Owner shall obtain the services of a licensed laboratory to verify the presence or absence of the Owner Hazardous Materials reported by the Contractor and, in the event such material or substance is found to be Owner Hazardous Materials, to verify that it has been rendered

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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harmless. Unless otherwise required by the Contract Documents, the Owner shall furnish in writing to the Contractor and Architect the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of Owner Hazardous Materials or who are to perform the task of removal or safe containment of such Owner Hazardous Materials. When the Owner Hazardous Materials have been rendered harmless, Work in the affected area shall resume. Such delay shall be deemed to be Force Majeure, and the Contractor shall be entitled to a time extension and additional compensation to the extent permitted by Section 8.3.

§ 10.3.3 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Project Manager, Contractor, Subcontractors, Architect, Fill/Finish A/E, their consultants and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of the existence of Owner Hazardous Materials at the Site if in fact the Owner Hazardous Materials present the risk of bodily injury or death as described in Section 10.3.1 and have not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) and except to the extent such damage, loss or expense is not due to the negligence or willful misconduct of a party seeking indemnity. The Contractor agrees, however, that the Owner’s indemnity obligations under this Section 10.3.3 shall be conditional upon the Contractor’s full compliance with Subparagraph 10.3.2 above, and in no event shall this indemnity apply where the Contractor contributed to the release, disbursement or unlawful handling of Owner Hazardous Materials

§ 10.4 PHYSICAL CONDITION OF SITE

The Owner assumes no responsibility or liability for the physical condition or safety of the Site or any improvements located on the Site, except to the extent a portion of the Site is within the exclusive control of the Owner and not the Contractor. The Contractor shall be solely responsible for providing a safe place for the performance of the Work. The Contractor shall use best efforts to provide for the safety and protection of all persons who may come in contact with the Work within or adjacent to the Site.

§ 10.5 EMERGENCIES

§ 10.5.1 In an emergency affecting safety of persons or property, the Contractor shall act, at the Contractor’s discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of time claimed by the Contractor on account of an emergency shall be determined as provided in Section 4.3 and Article 7. The Contractor shall notify the Owner and the Architect of such emergency as promptly as is practicable under the circumstances.

§ 10.6 SECURITY OF PROJECT AREA

10.6.1 The Contractor shall be responsible for the protection and security of the Work and of its own personnel, materials, supplies and equipment whether on or off the Site. The Owner may provide guards, watchmen or other security for the Project; but the Owner shall be under no obligation to the Contractor to do so and by doing so shall not assume any responsibility to the Contractor.

§ 10.7 SAFETY REQUIREMENTS

§ 10.7.1 The Contractor shall comply with all applicable safety requirements of the Owner, all insurance carriers and all governmental agencies having jurisdiction. The Contractor shall provide barriers, barricades, fences, flagmen, fire prevention and other measures and safeguards necessary for the protection of health, safety and property. The Contractor shall maintain the good order and discipline of its employees and other persons under its direction and control or present at the Project site in connection with the Contractor’s work, and shall enforce the Owner’s regulations with respect to safety, fire prevention and smoking. The use of alcoholic beverages, drugs and other dangerous substances constitute a danger to life, health or property and are strictly prohibited at the Project site. Contractor specifically agrees that he will comply with all of the statutory and regulatory requirements of the Drug Free Workplace Act of 1990.

§ 10.8 OFF-SITE SAFETY MEASURES AND TRAFFIC

§ 10.8.1 The Contractor shall provide for the protection of the general public and the buildings, sidewalks and streets adjacent to the Project site and shall cooperate with all authorities having jurisdiction in maintaining the free flow of traffic in the vicinity of the Project site. Where such authorities are legally entitled to reimbursement, the Contractor shall reimburse such authorities for the cost of such traffic control measures, including the cost of policemen, or other traffic control personnel.

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 10.9 LOSS PREVENTION PROGRAM

§ 10.9.1 Contractor shall establish and administer a safety and loss prevention program, including fire prevention, in compliance with the requirements of the Owner, all insurance carriers, and governmental agencies having jurisdiction. The Contractor’ shall designate a safety and loss prevention supervisor and shall give him responsibility and authority to enforce the program and to coordinate the Contractor’s safety program with those of the Owner, all insurance carriers and other contractors.

§ 10.10 REPORT OF ACCIDENTS

§ 10.10.1 Contractor shall promptly report to the Owner in writing any accident occurring on or off the Project site that relates to the Work and, in no event, later than twenty-four (24) hours after the Contractor’s learning of such accident, and shall, in addition, immediately give notice, by telephone or messenger, of any accident resulting in death or serious personal injury or property damage. Such notice shall include all known details of the circumstances, the nature and extent of any injuries or property damage, the names of all witnesses and other persons who may have knowledge of the circumstances of the accident, and such other details as the Owner or the Owner’s insurer shall require. As more details become known, the Contractor shall update the Owner in writing with such additional information.

§ 10.11 PROTECTION OF WORK IN PROGRESS AND FINISHED WORK

§ 10.11.1 Contractor shall routinely inspect and protect the Work and property of its Subcontractors, whether finished or unfinished, from damage, injury, or loss arising in connection with operations under the Contract Documents, and shall carry out its operations so as to avoid damage, injury or loss to completed Work and to the work of the Owner and any separate contractor of the Owner, including, but not limited to, the Other Contractor. If the Owner or a separate Contractor has not sufficiently protected the Work the Contractor shall promptly so notify the Owner.

(Paragraphs deleted)

ARTICLE 11 INSURANCE AND BONDS

§ 11.1 See provisions of the Agreement relating to bonds, and the provisions of Exhibit I to the Agreement with respect to insurance requirements.

(Paragraphs deleted)

ARTICLE 12 UNCOVERING AND CORRECTION OF WORK

§ 12.1 UNCOVERING OF WORK

§ 12.1.1 If a portion of the Work is covered contrary to the Architect’s or Fill/Finish A/E’s request or to requirements specifically expressed in the Contract Documents, it must, if required in writing by the Architect or Fill/Finish A/E, be uncovered for the Architect’s examination and be replaced at the Contractor’s expense without change in the Contract Time.

§ 12.1.2 If a portion of the Work has been covered which the Architect or Fill/Finish A/E have not specifically requested to examine prior to its being covered, the Architect or Fill/Finish A/E may, after receiving the prior written approval of the Owner, request to see such Work and it shall be uncovered by the Contractor. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be at the Owner’s expense. If such Work is not in accordance with the Contract Documents, correction shall be at the Contractor’s expense unless the condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs. The foregoing shall apply in like effect to surveys or tests as well as examination of the completed Work. In all cases the cost shall include the reasonable cost of professional advice and services necessary to complete the examination, survey and tests.

§ 12.2 CORRECTION OF WORK

§ 12.2.1 BEFORE OR AFTER SUBSTANTIAL COMPLETION

§ 12.2.1.1 The Contractor shall promptly correct Work rejected by the Architect or Fill/Finish A/E or failing to conform to the requirements of the Contract Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing and inspections and compensation for the Architect’s or Fill/Finish A/E’s services and expenses made necessary thereby, shall be at the Contractor’s expense. If the Contractor disputes that the rejected Work is not in accordance with the Contract Documents, it shall notify the Owner and the Architect in writing within five (5) days after such rejection and before incurring any costs which could become the subject of a Change Order.

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 12.2.2 AFTER SUBSTANTIAL COMPLETION

§ 12.2.2.1 In addition to the Contractor’s obligations under Section 3.5, if, within one year after the date of Substantial Completion of the Work or designated portion thereof or after the date for commencement of warranties established under Section 9.9.1, or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Contractor a written acceptance of such condition. If the Contractor fails to correct nonconforming Work within a reasonable time during that period after receipt of notice from the Owner or Architect, the Owner may correct it in accordance with Section 2.4. The obligations under this Section shall also include any repairs and/or replacement to any part of the Work and any other real and personal property which is damaged in the process of correcting any defective Work.

§ 12.2.2.2 The one-year period for correction of Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual performance of the Work.

§ 12.2.2.3 The one-year period for correction of Work shall be extended by corrective Work performed by the Contractor pursuant to this Section 12.2 for an additional one-year period from the date of completion of such corrective Work, provided, however that the total period for correction of Work shall not exceed eighteen (18) months.

§ 12.2.3 The Contractor shall remove from the Site portions of the Work which are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.

§ 12.2.4 The Contractor shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or Separate Contractors caused by the Contractor’s correction or removal of Work which is not in accordance with the requirements of the Contract Documents.

§ 12.2.5 Nothing contained in this Section 12.2 shall be construed to establish a period of limitation with respect to other obligations which the Contractor might have under the Contract Documents. Establishment of the periods for correction of Work as described herein relate only to the specific obligation of the Contractor to correct the Work, and have no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor’s liability with respect to the Contractor’s obligations other than specifically to correct the Work.

§ 12.3 ACCEPTANCE OF NONCONFORMING WORK

§ 12.3.1 If the Owner prefers to accept Work which is not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.

ARTICLE 13 MISCELLANEOUS PROVISIONS

§ 13.1 GOVERNING LAW

§ 13.1.1 The Contract shall be governed by the law of the State of Maryland without reference to the rules governing choice of law.

§ 13.2 RIGHTS AND REMEDIES

§ 13.2.1 Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.

§ 13.2.2 No action or failure to act by the Owner, Architect or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

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AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 13.3 TESTS AND INSPECTIONS

§ 13.3.1 If the Contract Documents or Applicable Laws require any portions of the Work to be inspected, tested or approved, unless otherwise provided, the Contractor shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Contractor shall give the Owner and Architect (and Fill/Finish A/E, if applicable) timely notice of when and where tests and inspections are to be made so that the Architect and Fill/Finish A/E, if applicable, may be present for such procedures. The Owner shall bear costs of tests, inspections or approvals which do not become requirements until after bids are received or negotiations concluded.

§ 13.3.2 If the Architect, Fill/Finish A/E, Project Manager, Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Section 13.5.1, the Architect will, upon written authorization from the Owner, instruct the Contractor to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Owner , Project Manager, Architect and Fill/Finish A/E (if applicable) of when and where tests and inspections are to be made so that the Architect may be present for such procedures. Such costs, except as provided in Section 13.5.3, shall be at the Owner’s expense.

§ 13.3.3 If such procedures for testing, inspection or approval under Sections 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, all costs made necessary by such failure including those of repeated procedures and reasonable compensation for the Owner’s, Project Manager’s Fill/Finish A/E’s and Architect’s services and expenses shall be at the Contractor’s expense.

§ 13.3.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Architect.

§ 13.3.5 If the Architect, Project Manager, Fill/Finish A/E or the Owner wish to observe tests, inspections or approvals required by the Contract Documents, the Contractor shall give reasonable prior notice of the dates, places and times of such tests.

§ 13.3.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

§ 13.3.7 If, after the commencement of the Work, the Architect or the Fill/Finish A/E determine that any of the work requires special observation, testing or approval which Section 13.5.1 does not include, it may, upon written authorization from the Owner, in lieu of the procedure specified in Section 13.5.2, secure the services of an independent testing agency to perform such tests, inspections and approvals. The Contractor shall make all arrangements, furnish all samples and materials, and deliver the samples and materials to the testing agency. Reports of such tests, observations and approvals shall be submitted to the Architect. The Contractor or the Owner shall bear the costs of such tests, as provided above.

§ 13.3.8 All observations, tests and approvals of any methods or means of construction, materials or workmanship included in the Work required by the Specifications or by Applicable Laws shall be performed at such times as the Owner shall approve by independent agencies selected by the Owner. Representatives of the testing laboratories and observers shall have access to the Work at all times. The Contractor shall furnish samples of all materials and component parts of the Work required as test specimens in connection with the tests and observations and shall furnish labor and facilities at the site as necessary in connection with testing and observation services.

§ 13.3.9 The Owner may require testing or observation, not required by the Specifications or by Applicable Laws, or any methods or means of construction, material or workmanship in order to determine the acceptability thereof under the Contract Documents. Representatives of the testing laboratories and observers shall have access to the Work at all times. The Contractor shall furnish samples of all materials and component parts of the Work required as test specimens in connection with the testing and observation services. If such testing or observation does not disclose that the methods or means of construction, material or workmanship are not in compliance with the Contract Documents, the Owner shall bear the cost of such testing and observation and of the labor and facilities in connection with such testing and observations. if such testing or observation discloses that such methods of means of construction, material or workmanship are not in compliance with the Contract Documents, the Contractor shall

Init. /

AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

	User Notes:	(4292343372)

46

bear such cost.

§ 13.3.10 The Owner may in its discretion provide and pay for such other tests and inspections it deems necessary or appropriate during construction through an independent quality control agency. The Contractor shall cooperate with such tests and shall notify the testing agency at least 24 hours prior to performing any test directed by Owner. The Contractor acknowledges that the tests referred to herein may include, without limitation, concrete and reinforcement inspection and testing, waterproofing inspection, structural steel inspection, inspections and testing in connection with mechanical and electrical installations.

§ 13.3.11 To the extent any of the foregoing testing, inspections or approvals relate to Work that is adjacent to the Montgomery County-owned garage, the Contractor shall give at least ten (10) business days’ prior written notice to appropriate employees of Montgomery County so that they may be present for such testing, inspections or approvals.

§ 13.4 QUALITY OF WORKMANSHIP AND MATERIALS

§ 13.4.1 The Contractor shall perform the Work in accordance with the best modern practice and shall employ only first-class workmanship and materials as specified in the Contract Documents.

(Paragraphs deleted)

§ 13.5 INTERPRETATION

§ 13.5.1 All personal pronouns used in this Contract, whether used in the masculine, feminine or neuter gender, shall include all other genders; and the singular shall include the plural and vice versa. Titles of Articles, Paragraphs and Subparagraphs are for convenience only, and neither limit nor amplify the provisions of this Contract in itself. The use herein of the word “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such words as “without limitation,” or “but not limited to,” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

§ 13.5.2 Wherever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law. If, however, any provision of this Agreement, or portion thereof, is prohibited by law or found invalid under any law, only such provision or portion thereof shall be ineffective, without in any manner invalidating or affecting the remaining provisions of this Agreement or valid portions of such provision, which are hereby deemed severable.

(Paragraphs deleted)

ARTICLE 14 TERMINATION OR SUSPENSION OF THE CONTRACT

§ 14.1 TERMINATION BY THE CONTRACTOR

§ 14.1.1 The Contractor may terminate the Contract if the Work is stopped through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor

.1     for a period of ninety (90) days on account of the issuance of an order of a court or other public authority having jurisdiction;

.2     for a period of ninety (90) days on account of an act of government, such as a declaration of national emergency, making material unavailable; or

.3     for a period of thirty (30) days because the Owner has not made payments to the Contractor of amounts not in dispute and due and owing.

§ 14.1.2 If one of the reasons described in Section 14.1.1, the Contractor may, upon seven (7) business days’ written notice to the Owner, terminate the Contract and recover from the Owner payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery as provided in Section 14.3 below. Such recovery shall be the sole remedy of the Contractor in the event of a Contractor termination of the Contract.

(Paragraphs deleted)

Init. /

AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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§ 14.2 TERMINATION BY THE OWNER FOR CAUSE

§ 14.2.1 The Owner may terminate the Contract if the Contractor:

.1     persistently or repeatedly refuses or fails to supply enough properly skilled workers or proper materials;

.2     fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between the Contractor and the Subcontractors;

.3     persistently disregards laws, ordinances, or rules, regulations or orders of a public authority having jurisdiction;

.4     fails to provide or maintain the bonds or insurance required by the Contract Documents; or

.5     otherwise is guilty of substantial breach of a provision of the Contract Documents.

§ 14.2.2 When any of the above reasons exist, the Owner may without prejudice to any other rights or remedies of the Owner and after giving the Contractor and the Contractor’s surety, if any, seven (7) days’ written notice, terminate employment of the Contractor and may, subject to any prior rights of the surety:

.1     take possession of the Site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Contractor;

.2     accept assignment of subcontracts pursuant to Section 5.4; and

.3     finish the Work by whatever reasonable method the Owner may deem expedient. Upon request of the Contractor, the Owner shall furnish to the Contractor a detailed accounting of the costs incurred by the Owner in finishing the Work.

§ 14.2.3 When the Owner terminates the Contract for one of the reasons stated in Section 14.2.1, the Contractor shall not be entitled to receive further payment until the Work is finished.

§ 14.2.4 When the Work is finally complete, if the unpaid balance of the Contract Sum (adjusted for Change Orders, Construction Change Directives and Claims) exceeds all costs of finishing the Work, including reasonable compensation for the Architect’s, Fill/Finish A/E’s, Project Manager’s and Owner’s services and expenses made necessary thereby, and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the Contractor. If such costs and damages exceed the unpaid balance, the Contractor shall pay the difference to the Owner. This obligation for payment shall survive termination of the Contract.

§ 14.3 SUSPENSION BY THE OWNER FOR CONVENIENCE

§ 14.3.1 The Owner may, without cause, order the Contractor in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine. Such suspension shall be treated as an Excusable Delay, and the provisions of Section 8.3 shall apply to time extensions and increases in the Contract Sum.

(Paragraphs deleted)

§ 14.4 TERMINATION BY THE OWNER FOR CONVENIENCE

§ 14.4.1 The Owner may, at any time, terminate the Contract for the Owner’s convenience and without cause.

§ 14.4.2 Upon receipt of written notice from the Owner of such termination for the Owner’s convenience, the Contractor shall:

.1     cease operations as directed by the Owner in the notice;

.2     take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and

.3     except for Work directed to be performed prior to the effective date of termination stated in the notice and those subcontracts of which the Owner elects to take assignment (as stated in the notice), terminate all existing subcontracts and purchase orders and enter into no further subcontracts and purchase orders.

Init. /

AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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48

§ 14.4.3 In case of such termination for the Owner’s convenience, the Contractor shall be entitled to receive payment for Work executed, and costs incurred by reason of such termination, along with proportionate Contractor’s Fee on Work performed. The foregoing shall be the Contractor’s sole remedy in the event of termination for convenience, and the Contractor hereby waives any claims for compensation or damages other than as set forth above.

§ 14.5 SURVIVAL OF PROVISIONS

§ 14.5.1 All provisions of the Contract Documents relating to indemnification and other obligations that may extend beyond termination of the Contract shall survive termination or other expiration of the Contract.

ARTICLE 15 OTHER PROVISIONS

§ 15.1 WORK TO CONTINUE DURING DISPUTES

§ 15.1.1 In the event of a dispute, controversy or question between the Owner and the Contractor or the Contractor and any other person, with respect to the Project, or this Agreement, or the interpretation of the Contract Documents, the performance of any portion of the Work, the delivery of any materials, the payment of any money or otherwise, the Owner and the Contractor shall continue to perform their respective obligations under this Agreement without interruption or delay, pending the resolution or settlement of such dispute, controversy or question; and the Contractor shall not directly or indirectly stop or delay the performance of the Work, including the delivery of materials to the site.

§ 15.2 PARTIAL OCCUPANCY BY OWNER

§ 15.2.1 The Owner reserves the right to place and install equipment and furnishings in the building as necessary and convenient prior to substantial completion, and the Contractor shall cooperate with the Owner and coordinate work with the Owner to allow installation of such equipment and furnishings. Such placing of equipment and partial occupancy of the addition shall not be construed as evidence of substantial or final completion of the Work or any portion of it, nor signify Owner’s acceptance of the Work or any part of it.

§ 15.3 OCCUPANCY

§ 15.3.1 The Contractor shall allow the Owner to take possession of and use any partially completed portion of the structure, or to place and install as much equipment and machinery during the process of the work as is possible without unreasonable interference with the progress of the Contractor. Possession and use of the structure or placing and installing of equipment, or both, shall not in any way evidence the substantial or final completion of the Work or signify the Owner’s acceptance of the Work or any part thereof.

§ 15.4 INTERFERENCE WITH ADJOINING PROPERTIES

§ 15.4.1 All operations necessary for the execution of the Work shall, so far as compliance with the requirements of the Contract permits, be carried on so as not to interfere unnecessarily or improperly with the convenience of the public, or the access to, use and occupation of public or private roads and footpaths to or of properties whether in the possession of the Owner or of any other person. The Contractor shall save harmless and indemnify the Owner in respect of all claims, proceedings, damages, costs, charges and expenses whatsoever arising out of, or in relation to, any such matters in so far as the Contractor is responsible therefor.

§ 15.4.2 The Contractor shall use every reasonable means to prevent any of the routes to the Site from being damaged or injured by any traffic of the Contractor or any of its Subcontractors and, in particular, shall select routes, choose and use vehicles and restrict and distribute loads so that any such extraordinary traffic as may arise from the moving of plant and materials from and to the site shall be limited, as reasonably possible, so that no damage or injury may be occasioned to such highways and bridges. Contractor shall save harmless and indemnify the Owner in respect of all claims, proceedings, damages, costs, charges and expenses whatsoever arising out of, or in relation to, any such matters in so far as the Contractor is responsible therefor.

Init. /

AIA Document A201TM – 1997. Copyright ©1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 20:42:03 on 10/14/2007 under Order No.1000299547_1 which expires on 5/22/2008, and is not for resale.

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49

EXHIBIT C

EQUIPMENT MATRIX [to be inserted at time as the GMP is agreed upon]

[This exhibit has been superseded by Amendment No. 1]

EXHIBIT D

SCOPE OF AUTHORITY OF PROJECT MANAGER

Stranix Associates, LLC is the Project Manager. The Project Manager shall be entitled to act or make decisions on behalf of the Owner only to the extent such actions or decisions do not increase the Guaranteed Maximum Price or extend the Substantial Completion Date of the Work. To the extent the Construction Manager believes that an action or decision of the Project Manager may have the effect of increasing the Guaranteed Maximum Price or extending the Substantial Completion Date of the Work, it shall be the responsibility of the Construction Manager to obtain the prior written approval of the Owner before it is entitled to rely on such act or decision of the Project Manager.

EXHIBIT E

PROJECT SCHEDULE [Detailed Construction Schedule to be inserted at such time as the GMP is agreed upon]

[This exhibit has been superseded by Amendment No. 1]

EXHIBIT F

KEY PERSONNEL

Whiting-Turner Key Personnel		Project Role Description	Fully Burdened Hourly Rates
1	Jonathan Hess	Project Executive	NC
2	Jeff Jenkins	Sr. Project Manager	$[***]
3	Tom Brady	Construction Project Manager	$[***]
4	Warren Strozyk	Superintendent	$[***]
5	Glen Causey	Fill/Finish Project Manager	$[***]
6	Jonathon Santamont	MEP Project Manager	$[***]

EXHIBIT G

GMP, Including General Conditions Items and Costs, Fee and Contingency [Control Budget attached - GMP & Contingency to be inserted at such time as the GMP is agreed upon]

[This exhibit has been superseded by Amendment No. 1]

EXHIBIT H

FORM OF PARTIAL AND FINAL WAIVERS AND RELEASES OF LIENS

(see attached)

CONTRACTOR AFFIDAVIT AND PARTIAL RELEASE OF LIENS AND CLAIMS

OWNER:

CONTRACTOR:

PROJECT:

CONTRACT DATE:

FROM:
STREET:
CITY, ST.:

I.              Certifications, Affirmations and Warranties

The undersigned, to support its entitlement to the requested payment, and for and in consideration of payments made by                            (“Owner”) to the undersigned or to a Subcontractor, Materialman, or Supplier of the undersigned, and contingent upon the receipt of such payment, for work performed in the construction of the above-referenced Project pursuant to the above-referenced Contract, hereby affirms, certifies and warrants as follows:

1.             Payment Request No.                            represents the actual value of work performed through the above indicated payment request period for which payment is due under the terms of the Contract (and all authorized changes thereto) between the undersigned and Owner relating to the Project, including (i) all labor expended in the construction of the Project, (ii) all materials, fixtures and equipment delivered to Project, (iii) all materials, fixtures and equipment for the Project stored offsite to the extent authorized by Owner and for which payment therefore is permitted by the Contract and all requirements of said Contract with respect to materials stored offsite have been fulfilled, (iv) all services performed in the construction of the Project, and (v) all equipment used, for provided for use, in the construction of the Project.  Such work including items (I) through (v) is hereafter collectively referred to as “work performed in the construction of the Project”.

2.             Except for retainage, if applicable, there are no outstanding claims against the Owner and/or its lenders and guarantors, or the Project, in connection with the work performed in the construction of the Project through the                day of                                     , 200  .

3.             The undersigned has not assigned to anyone any claim, any lien, or any right to file or perfect a lien, against the Owner and/or its lenders, or the Project.

4.             The undersigned has paid in full all laborers, Subcontractors, Suppliers, Materialmen, trade unions and others with respect to all work performed in the construction of the Project through                    day of                       , 200  .  No such party has filed or can properly file any claim, demand, lien, encumbrance or action against the Owner and/or its lenders, or the Project.

5.             The undersigned has not given or executed any security interest for or in connection with any materials, equipment, appliances, machines, fixtures or furnishings which have been or are to be placed upon or installed in the Project, and is conveying good title to the same to the Owner.

6.             The undersigned has paid all amounts due benefit funds, trade unions, applicable taxes, applicable fees, duties and other like charges relating directly or indirectly to the work performed in the construction of the Project.

7.             The undersigned has complied with all applicable federal, state and local laws, codes, ordinances and regulations relating to the work performed in the construction of the Project.

8.             The undersigned has the right, power and authority to execute this document.

2

II.            Waiver and Release

In accord with the Contract, the undersigned does hereby forever waive and release in favor of the Owner and its lenders, the Project and the title company or companies examining and/or insuring title to the Project, and any and all successors and assignees of the above, all rights that presently exist or hereafter may accrue to the undersigned by reason of work performed in the construction of the Project through the              day of                         , 200  , (1) to assert a lien upon the land and/or improvements comprising the Project, and (2) to assert or bring any causes of action, claims, suits and demands which the undersigned ever had or now has against the Owner and/or its lenders, or the Project.

III.           Indemnification

The undersigned hereby agrees to indemnify and hold harmless the Owner and its lenders, from any and all damages, costs, expenses, demands, and suits, (including reasonable legal fees) directly or indirectly relating to any cause of action, claim or lien filing by any party with respect to any (1) work performed in the construction of the Project or work which should have been performed in construction of the Project through the            of                               , 200  (2) any rights waived or released herein, and (3) any misrepresentation or breach of any certification, affirmation or warranty made by the undersigned in this Affidavit, Waiver and Release of Liens, and upon the request the Owner or its lenders, will undertake to defend such causes of action, claims or lien filings at its sole cost and expense.

Date:
(Construction Manager - Full Corporate Name)

By:
(Authorized Signature)

Title:
(Corporate Title)

Subscribed and sworn before me this day of , 200 .

Notary Public

My Commission Expires:

3

CONTRACTOR FINAL AFFIDAVIT, WAIVER AND RELEASE OF LIENS AND CLAIMS

OWNER:

CONTRACTOR:

PROJECT:

CONTRACT DATE:

FROM:
STREET:
CITY, ST.:

I.              Certifications, Affirmations and Warranties

The undersigned, to support its entitlement to the requested payment, and for and in consideration of final payment made by                          (“Owner”) to the undersigned or to a subcontractor, materialman, or supplier of the undersigned, and contingent upon the receipt of such payment, for work performed in the construction of the above-referenced Project pursuant to the above-referenced Contract, hereby affirms, certifies and warrants as follows:

1.             Upon receipt of the sum of $                            , the undersigned will have received final payment under the terms of the Contract (and all authorized changes thereto) between the undersigned and Owner relating to the Project, including (1) all labor expended in the construction of the Project, (2) all materials, fixtures and equipment delivered to the site and either incorporated or to be incorporated into the Project, (3) all materials, fixtures and equipment for the Project stored offsite to the extent authorized by Owner and for which payment therefor is permitted by the Contract and all requirements of said Contract with respect to materials stored offsite have been fulfilled, (4) all services performed in the construction of the Project, and (5) all equipment used, or provided for use, in the construction of the Project.  Such work including items (1) through (5) is hereafter collectively referred to as “work performed in the construction of the Project.”

2.             Except for receipt of final payment as set forth in paragraph I, there are no outstanding claims against the Owner and/or its lenders, or the Project, in connection with the work performed in the construction of the Project.

3.             The undersigned has not assigned to anyone any claim, any lien, or any right to file or perfect a lien, against the Owner and/or its lenders, or the Project.

4.             The undersigned has paid in full all laborers, and, subject to retainage, all subcontractors, suppliers, materialmen, trade unions and others with respect to all work performed in the construction of the Project.  No such party has filed or can properly file any claim, demand, lien, encumbrance or action against the Owner and/or its lenders, or the Project.

5.             The undersigned has not given or executed any security interest for or in connection with any materials, equipment, appliances, machines, fixtures or furnishings which have been or are to be placed upon or installed in the Project, and is conveying good title of the same to the Owner.

6.             The undersigned has paid all amounts due benefit funds, trade unions, applicable taxes, applicable fees, duties and other like charges relating directly or indirectly to the work performed in the construction of the Project.

7.             The undersigned has complied with all applicable federal, state and local laws, codes, ordinances and regulations relating to the work performed in the construction of the Project.

4

8.             The undersigned has the right, power and authority to execute this document.

II.            Waiver and Release

In accord with the Contract, the undersigned does hereby forever waive and release in favor of the Owner and its lenders, the Project and the title company or companies examining and/or insuring title to the Project, and any and all successors and assignees of the above, all rights that presently exist or hereafter may accrue to the undersigned by reason of work performed in the construction of the Project through the              day of                         , 200  , (1) to assert a lien upon the land and/or improvements comprising the Project, and (2) to assert or bring any causes of action, claims, suits and demands which the undersigned ever had or now has against the Owner and/or its lenders, or the Project.

III.           Indemnification

The undersigned hereby agrees to indemnify and hold harmless the Owner and its lenders, from any and all damages, costs, expenses, demands, and suits, (including reasonable legal fees) directly or indirectly relating to any cause of action, claim or lien filing by any party with respect to any (1) work performed in the construction of the Project or work which should have been performed in construction of the Project through the            of                               , 200  , (2) any rights waived or released herein, and (3) any misrepresentation or breach of any certification, affirmation or warranty made by the undersigned in this Final Affidavit, Waiver and Release of Liens and Claims, and upon the request of the Owner or its lenders, will undertake to defend such causes of action, claims or lien filings at its sole cost and expense.

This Final Affidavit, Waiver and Release of Liens and Claims shall be an independent covenant and shall operate and be effective with respect to work and labor done and materials furnished under any supplemental contract or contracts, whether oral or written for extra or additional work on the project and for any further work done or materials furnished at any time with respect to the project subsequent to the execution hereof.

Date:
(Construction Manager - Full Corporate Name)

By:
(Authorized Signature)

Title:
(Corporate Title)

Subscribed and sworn before me this day of , 200 .

Notary Public

My Commission Expires:

5

SUBCONTRACTOR AFFIDAVIT AND PARTIAL RELEASE OF LIENS

OWNER:

CONTRACTOR:

PROJECT:

SUBCONTRACT DATE:
PURCHASE ORDER NO.

FROM:
STREET:
CITY, ST.:

I.              Certifications, Affirmations and Warranties

The undersigned, to support its entitlement to the requested payment, and for and in consideration of payments made by                            (“Construction Manager”) to the undersigned or to a Subcontractor, Materialman, or Supplier of the undersigned, and contingent upon the receipt of such payment, for work performed in the construction of the above-referenced Project pursuant to the above-referenced Subcontract or Purchase Order, hereby affirms, certifies and warrants as follows:

1.             Payment Request No.                            represents the actual value of work performed through the above indicated payment request period for which payment is due under the terms of the Subcontract or Purchase Order (and all authorized changes thereto) between the undersigned and Construction Manager relating to the Project, including (I) all labor expended in the construction of the Project, (ii) all materials, fixtures and equipment delivered to Project, (iii) all materials, fixtures and equipment for the Project stored offsite to the extent authorized by Construction Manager and for which payment therefore is permitted by Construction Manager=s contract with the Owner and all requirements of said contract with respect to materials stored offsite have been fulfilled, (iv) all services performed in the construction of the Project, and (v) all equipment used, for provided for use, in the construction of the Project.  Such work including items (I) through (v) is hereafter collectively referred to as “work performed in the construction of the Project.”

2.             Except for retainage, there are no outstanding claims against Construction Manager and/or its sureties, the Owner of the Project and/or its lenders and guarantors, or the Project, in connection with the work performed in the construction of the Project through the                day of                                     , 200  .

3.             The undersigned has not assigned to anyone any claim, any lien, or any right to file or perfect a lien, against Construction Manager and/or its sureties, the Owner of the Project and/or its lenders, or the Project.

4.             The undersigned has paid in full all laborers, Subcontractors, Suppliers, Materialmen, trade unions and others with respect to all work performed in the construction of the Project through                    day of                       , 200  .  No such party has filed or can properly file any claim, demand, lien, encumbrance or action against Construction Manager and/or its sureties, the Owner of the Project and/or its lenders, or the Project.

5.             The undersigned has not given or executed any security interest for or in connection with any materials, equipment, appliances, machines, fixtures or furnishings which have been or are to be placed upon or installed in the Project, and is conveying good title to the same to Construction Manager or the Owner.

6.             The undersigned has paid all amounts due benefit funds, trade unions, applicable taxes, applicable fees, duties and other like charges relating directly or indirectly to the work performed in the construction of the Project.

7.             The undersigned has complied with all applicable federal, state and local laws, codes, ordinances and regulations relating to the work performed in the construction of the Project.

8.             The undersigned has the right, power and authority to execute this document.

6

II.            Waiver and Release

In accord with the Subcontract Agreement or the Purchase Order, as applicable, the undersigned does hereby forever waive and release in favor of Construction Manager and its sureties, the Owner of the Project and its lenders, the Project and the title company or companies examining and/or insuring title to the Project, and any and all successors and assignees of the above, all rights that presently exist or hereafter may accrue to the undersigned by reason of work performed in the construction of the Project through the              day of                         , 200  , (1) to assert a lien upon the land and/or improvements comprising the Project, and (2) to assert or bring any causes of action, claims, suits and demands which the undersigned ever had or now has against Construction Manager and/or its sureties, the Owner of the Project and/or its lenders, or the Project.

III.           Indemnification

The undersigned hereby agrees to indemnify and hold harmless Construction Manager and its sureties, and the Owner of the project and its lenders, from any and all damages, costs, expenses, demands, and suits, (including reasonable legal fees) directly or indirectly relating to any cause of action, claim or lien filing by any party with respect to any (1) work performed in the construction of the Project or work which should have been performed in construction of the Project through the            of                               , 200  , (2) any rights waived or released herein, and (3) any misrepresentation or breach of any certification, affirmation or warranty made by the undersigned in this Affidavit, Waiver and Release of Liens, and upon the request of Construction Manager, its sureties, the Owner of the Project or its lenders, will undertake to defend such causes of action, claims or lien filings at its sole cost and expense.

Date:
(Subcontractor - Full Corporate Name)

By:
(Authorized Signature)

Title:
(Corporate Title)

Subscribed and sworn before me this day of , 200 .

Notary Public

My Commission Expires:

7

SUBCONTRACTOR FINAL AFFIDAVIT, WAIVER AND RELEASE OF LIENS

OWNER:

CONTRACTOR:

PROJECT:

SUBCONTRACT DATE:
PURCHASE ORDER NO.

FROM:
STREET:
CITY, ST.:

I.              Certifications, Affirmations and Warranties

The undersigned, to support its entitlement to the requested payment, and for and in consideration of final payment made by                          (“Construction Manager”) to the undersigned or to a subcontractor, materialman, or supplier of the undersigned, and contingent upon the receipt of such payment, for work performed in the construction of the above-referenced Project pursuant to the above-referenced Subcontract or Purchase Order, hereby affirms, certifies and warrants as follows:

1.             Upon receipt of the sum of $                            , the undersigned will have received final payment under the terms of the Subcontract or Purchase Order (and all authorized changes thereto) between the undersigned and Construction Manager relating to the Project, including (1) all labor expended in the construction of the Project, (2) all materials, fixtures and equipment delivered to the site and either incorporated or to be incorporated into the Project, (3) all materials, fixtures and equipment for the Project stored offsite to the extent authorized by Construction Manager and for which payment therefor is permitted by Construction Manager’s contract with the Owner and all requirements of said contract with respect to materials stored offsite have been fulfilled, (4) all services performed in the construction of the Project, and (5) all equipment used, or provided for use, in the construction of the Project.  Such work including items (1) through (5) is hereafter collectively referred to as “work performed in the construction of the Project.”

2.             Except for receipt of final payment as set forth in paragraph I, there are no outstanding claims against Construction Manager and/or its sureties, the Owner of the Project and/or its lenders, or the Project, in connection with the work performed in the construction of the Project.

3.             The undersigned has not assigned to anyone any claim, any lien, or any right to file or perfect a lien, against Construction Manager and/or its sureties, the Owner of the Project and/or its lenders, or the Project.

4.             The undersigned has paid in full all laborers, and, subject to retainage, all subcontractors, suppliers, materialmen, trade unions and others with respect to all work performed in the construction of the Project.  No such party has filed or can properly file any claim, demand, lien, encumbrance or action against Construction Manager and/or its sureties, the Owner of the Project and/or its lenders, or the Project.

5.             The undersigned has not given or executed any security interest for or in connection with any materials, equipment, appliances, machines, fixtures or furnishings which have been or are to be placed upon or installed in the Project, and is conveying good title ot the same to Construction Manager or the Owner.

6.             The undersigned has paid all amounts due benefit funds, trade unions, applicable taxes, applicable fees, duties and other like charges relating directly or indirectly to the work performed in the construction of the Project.

8

7.             The undersigned has complied with all applicable federal, state and local laws, codes, ordinances and regulations relating to the work performed in the construction of the Project.

8.             The undersigned has the right, power and authority to execute this document.

II.            Waiver and Release

In accord with the Subcontract Agreement or the Purchase Order, as applicable, the undersigned does hereby forever waive and release in favor of Construction Manager and its sureties, the Owner of the Project and its lenders and guarantors, the Project and the title company or companies examining and/or insuring title to the Project, and any and all successors and assignees of the above, all rights that presently exist or hereafter may accrue to the undersigned by reason of work performed in the construction of the Project through the              day of                         , 200  , (1) to assert a lien upon the land and/or improvements comprising the Project, and (2) to assert or bring any causes of action, claims, suits and demands which the undersigned ever had or now has against Construction Manager and/or its sureties, the Owner of the Project and/or its lenders, or the Project.

III.           Indemnification

The undersigned hereby agrees to indemnify and hold harmless Construction Manager and its sureties, and the Owner of the project and its lenders, from any and all damages, costs, expenses, demands, and suits, (including reasonable legal fees) directly or indirectly relating to any cause of action, claim or lien filing by any party with respect to any (1) work performed in the construction of the Project or work which should have been performed in construction of the Project through the            of                               , 200  , (2) any rights waived or released herein, and (3) any misrepresentation or breach of any certification, affirmation or warranty made by the undersigned in this Final Affidavit, Waiver and Release of Liens and Claims, and upon the request of Construction Manager, its sureties, the Owner of the Project or its lenders, will undertake to defend such causes of action, claims or lien filings at its sole cost and expense.

This Final Affidavit, Waiver and Release of Liens and Claims shall be an independent covenant and shall operate and be effective with respect to work and labor done and materials furnished under any supplemental contract or contracts, whether oral or written for extra or additional work on the project and for any further work done or materials furnished at any time with respect to the project subsequent to the execution hereof.

Date:
(Subcontractor - Full Corporate Name)

By:
(Authorized Signature)

Title:
(Corporate Title)

Subscribed and sworn before me this day of , 200 .

Notary Public

My Commission Expires:

9

EXHIBIT I

INSURANCE REQUIREMENTS

CONSTRUCTION MANAGER INSURANCE REQUIREMENTS

The Construction Manager shall procure and maintain in effect during the term of this Agreement, insurance policies described in this Exhibit with (i) responsible insurance companies authorized to do business in Maryland (if so required by law or regulation) with (A) an A.M. Best’s Key Rating Guide rating of A- or better, unless otherwise approved by the Owner or (B) a Standard and Poor’s or Moody’s financial strength rating of A or A2, respectively, or higher, unless otherwise approved by the Owner or (ii) other companies acceptable to the Owner with limits and coverage provisions sufficient to satisfy the requirements set forth below.  All policies shall be written on an occurrence basis.  All insurance required by this Exhibit shall be in form, amounts and with coverage and deductibles satisfactory to Owner, in its sole discretion.  The Construction Manager shall from time to time, but at intervals of not less than twelve (12) months each, undertake all actions and due diligence as reasonably necessary to determine whether the insurance coverage maintained pursuant to this Agreement is in compliance with all of the requirements of this Exhibit, including any increases in coverage required as a result of any change in applicable laws, and if the Construction Manager determines that such insurance coverage does not meet such requirements, it agrees to promptly cause such coverage to comply with such requirements and to notify the Owner of the steps being taken by the Construction Manager to do so.

Section 2.  Construction Manager Provided Insurance.  The Construction Manager shall provide the following insurance:

1.1           Worker’s Compensation and Employer’s Liability Insurance.  Worker’s Compensation Insurance, which shall include Stop Gap, with a minimum limit of the statutory limits for Part A and a $100,000/$500,000/$1,000,000 minimum limit for employer liability.

1.2           Commercial General Liability Insurance.  Liability insurance on an occurrence basis against claims filed anywhere in the world and occurring in the United States for the Construction Manager’s and each subcontractor’s liability of any tier arising out of claims for bodily injury, personal injury and property damage.  Such insurance shall provide coverage for products-completed operations (which coverage shall remain in effect for a period of at least five (5) years following Final Completion of the Work), blanket contractual, broad form property damage, personal injury insurance and independent contractors with a $1,000,000 minimum limit per occurrence for combined bodily injury and property damage.  A maximum deductible or self-insured retention of $250,000 per occurrence shall be allowed.

Such policy must be further endorsed to:

(a)   Provide personal liability coverage including, but not limited to, false arrest, detention or imprisonment or malicious prosecution; libel, slander or defamation of character, invasion of privacy, wrongful eviction or wrongful entry, harassment of any kind and discrimination.

(b)   Contingent Employer’s liability coverage

(c)   Blanket contractual liability coverage, including the liability assumed by the Construction Manager under Paragraph 3.18 of the General Conditions;

(d)   Elevator and Hoist liability coverage, as applicable.

(e)   Coverage for shoring, blasting, excavating, underpinning, demolition, pile driving and caisson work, work below ground surface, tunneling and grading, as applicable.

1.3           Automobile Liability Insurance. Automobile liability insurance for the Construction Manager’s liability arising out of claims for bodily injury and property damage covering all owned (if any), leased (if any), non-owned and hired vehicles used in the performance of the Construction Manager’s obligations under the Contract Documents with a $1,000,000 minimum limit per accident for combined bodily injury and property damage and containing appropriate no-fault insurance provisions wherever applicable.  A maximum deductible or self-insured retention of $1,000 per occurrence shall be allowed.

1.4           Umbrella or Excess Liability Insurance.  Umbrella or excess liability insurance on an occurrence basis covering claims in excess of the underlying insurance described in the foregoing Sections 1.1 and 1.3 with a $100,000,000 minimum limit per occurrence, such insurance shall contain a provision that it will not be more restrictive than the primary insurance; provided that aggregate limits of liability, if any, shall apply separately to claims occurring with respect to the Work.

Section 2.  Contractor Controlled Insurance Policy (“CCIP”).  If the Construction Manager requests, and the Owner approves, the Construction Manager shall be entitled to provide insurance under a CCIP.  In such case, the Construction Manager shall provide a CCIP with the following coverages:

2.1           On-Site Worker’s Compensation and Employer’s Liability Insurance.  Worker’s Compensation Insurance, which shall include Stop Gap, with a minimum limit of the statutory limits for Part A and a $100,000/$500,000/$1,000,000 minimum limit for employer liability.

2.2           On-Site Commercial General Liability Insurance.  Liability insurance on an occurrence basis against claims filed anywhere in the world and occurring in the United States for the Construction Manager’s and each subcontractor’s liability of any tier arising out of claims for bodily injury, personal injury and property damage.  Such insurance shall provide coverage for products-completed operations (which coverage shall remain in effect for a period of at least five (5) years following Final Completion of the Work), blanket contractual, broad form property damage, personal injury insurance and independent contractors with a $1,000,000 minimum limit per occurrence for combined bodily injury and property damage.  A maximum deductible or self-insured retention of $250,000 per occurrence shall be allowed.

Such policy must be further endorsed to:

(a)   Provide personal liability coverage including, but not limited to, false arrest, detention or imprisonment or malicious prosecution; libel, slander or defamation of character, invasion of privacy, wrongful eviction or wrongful entry, harassment of any kind and discrimination.

(b)   Contingent Employer’s liability coverage

(c)   Blanket contractual liability coverage, including the liability assumed by the Construction Manager under Paragraph 3.18 of the General Conditions;

(d)   Elevator and Hoist liability coverage, as applicable.

(e)   Coverage for shoring, blasting, excavating, underpinning, demolition, pile driving and caisson work, work below ground surface, tunneling and grading, as applicable.

2.3           On-Site Automobile Liability Insurance.  Automobile liability insurance for the Construction Manager’s liability arising out of claims for bodily injury and property damage covering all owned (if any), leased (if any), non-owned and hired vehicles used in the performance of the Construction Manager’s obligations under the Contract Documents with a $1,000,000 minimum limit per accident for combined bodily injury and property damage and containing appropriate no-fault insurance provisions wherever applicable.  A maximum deductible or self-insured retention of $1,000 per occurrence shall be allowed.

2.4           On-Site Umbrella or Excess Liability Insurance.  Umbrella or excess liability insurance on an occurrence basis covering claims in excess of the underlying insurance described in the foregoing Sections 1.1 and 1.3 with a $100,000,000 minimum limit per occurrence, such insurance shall contain a provision that it will not be more restrictive than the primary insurance; provided that aggregate limits of liability, if any, shall apply separately to claims occurring with respect to the Work.

The Construction Manager and each of its Subcontractors enrolled in the CCIP (“Enrolled Subcontractors”) shall be named insureds under the CCIP.

2.5           Off-Site Coverage

The following coverages, which coverages are not provided by the CCIP, shall be provided by the Construction Manager as part of its existing corporate insurance policies:

2.5.1        Off-Site Worker’s Compensation and Employer’s Liability Insurance.  Worker’s Compensation Insurance, which shall include Stop Gap, with a minimum limit of the statutory limits for Part A and a $100,000/$500,000/$1,000,000 minimum limit for employer liability.

2.5.2        Off-Site Commercial General Liability Insurance.  Liability insurance on an occurrence basis against claims filed anywhere in the world and occurring in the United States for the Construction Manager’s and each subcontractor’s liability of any tier arising out of claims for bodily injury, personal injury and property damage.  Such insurance shall provide coverage for products-completed operations (which coverage shall remain in effect for a period of at least five (5) years following Final Completion of the Work), blanket contractual, broad form property damage, personal injury insurance and independent contractors with a $1,000,000 minimum limit per occurrence for combined bodily injury and property damage.  A maximum deductible or self-insured retention of $250,000 per occurrence shall be allowed.

Such policy must be further endorsed to:

(a)   Provide personal liability coverage including, but not limited to, false arrest, detention or imprisonment or malicious prosecution; libel, slander or defamation of character, invasion of privacy, wrongful eviction or wrongful entry, harassment of any kind and discrimination.

(b)   Contingent Employer’s liability coverage

(c)   Blanket contractual liability coverage, including the liability assumed by the Construction Manager under Paragraph 3.18 of the General Conditions;

(d)   Elevator and Hoist liability coverage, as applicable.

(e)   Coverage for shoring, blasting, excavating, underpinning, demolition, pile driving and caisson work, work below ground surface, tunneling and grading, as applicable.

2.5.3        Off-Site Automobile Liability Insurance.  Automobile liability insurance for the Construction Manager’s liability arising out of claims for bodily injury and property damage covering all owned (if any), leased (if any), non-owned and hired vehicles used in the performance of the Construction Manager’s obligations under the Contract

Documents with a $1,000,000 minimum limit per accident for combined bodily injury and property damage and containing appropriate no-fault insurance provisions wherever applicable.  A maximum deductible or self-insured retention of $1,000 per occurrence shall be allowed.

2.5.4        Off-Site Umbrella or Excess Liability Insurance.  Umbrella or excess liability insurance on an occurrence basis covering claims in excess of the underlying insurance described in the foregoing Sections 2.1 and 2.3 with a $25,000,000 minimum limit per occurrence, such insurance shall contain a provision that it will not be more restrictive than the primary insurance; provided that aggregate limits of liability, if any, shall apply separately to claims occurring with respect to the Work.

Section 3.  Project Specific Pollution Liability Insurance

Construction Manager shall provide broad form Project Specific Pollution Liability Insurance which covers losses caused by pollution conditions (including sudden and non-sudden pollution conditions) arising from the services and operations of the Construction Manager and all Subcontractors.  Such policy (i) shall apply, without limitation, to bodily injury, property damage (including loss of use of damaged property or of property which has not been physically injured or destroyed) and clean-up costs, (ii) shall provide coverage for pollution conditions which arise from encountering pre-existing environmental conditions at the Project Site, (iii) shall provide coverage for liability resulting from the transportation of hazardous wastes, as well as liability relating to non-owned disposal sites, (iv) shall be written with a combined single limit of liability of not less than $5,000,000 for each occurrence and not less than $5,000,000 aggregate; (v) shall provide coverage for mold conditions, if such coverage is not provided by the Commercial General Liability Insurance Policies referenced above, (vi) shall contain a deductible no greater than $100,000, and (vi) shall contain a 5 year extended reporting period.

Section 4.  Subcontractors Insurance Requirements.

4.1           Construction Manager agrees that all Subcontractors will be required to obtain and maintain the insurance required of the Construction Manager under Sections 1 or 2 hereof, as applicable, except that the amount of general liability coverage and umbrella liability coverage will be agreed upon by the Owner and the Construction Manager on a case-by-case basis.  In the event Owner approves a CCIP, those subcontractors not enrolled in the CCIP shall be required to obtain and maintain the insurance described in Sections 2.1 through 2.4; such insurance shall apply to all on-site and off-site activities and shall be in amounts agreed upon by the Owner and the Construction Manager on a case-by-case basis.

4.2           Construction Manager agrees that it will promptly advise Owner in the event that any subcontractor which it wishes to retain is unable to obtain such requisite insurance coverages; Construction Manager will obtain Owner’s prior written approval of any deviations in such insurance coverages prior to entering into a subcontract with such subcontractor.

4.3           The form of insurance certificate to be provided by subcontractors is attached to this Exhibit I as Annex 1.

Section 5.  Terms and Conditions.

5.1           Endorsements.  Each liability policy required to be maintained under Sections 1, 2 and 3 hereunder shall be endorsed as follows:

(a)   Name Owner, Wachovia Development Corporation (the “Lessor”), all Financing Parties (as defined in Section 5.3.2 below), the Project Manager and each of their respective affiliates, subsidiaries, parent corporations, directors, members, partners, officers, shareholders, employees and agents as additional insureds.

(b)   Stipulate that such insurance is primary and is not contributing with, any other insurance carried by, or for the benefit of the additional insureds.

(c)   Contain cross liability and severability of interest endorsements, or a separation of insureds provision acceptable to the Owner.

(d)   Stipulate that such policy will not be invalidated with respect to the rights of any additional insured should the Construction Manager or any subcontractor, as the case may be, have waived any or all rights of recovery against any party for losses covered by such policy or due to any breach of warranty, fraud, action , inaction or misrepresentation by the Construction Manager or any person acting on behalf of the Construction Manager.

5.2           Waiver of Subrogation.  The Construction Manager hereby waives any and every claim for recovery from the Lessor and the Owner for any and all loss or damage covered by any of the insurance policies to be maintained under this Agreement to the extent that such loss or damage is recovered under any such policy.  Inasmuch as the foregoing waiver will preclude the assignment of any such claim to the extent of such recovery, by subrogation (or otherwise), to an insurance company (or other person), the Construction Manager shall give written notice of the terms of such waiver to each insurance company which has issued, or which may issue in the future, any such policy of insurance (if such notice is required by the insurance policy) and shall cause each such insurance policy to be properly endorsed by the issuer thereof to, or to otherwise contain one or more provisions that, prevent the invalidation of the insurance coverage provided thereby by reason of such waiver.

5.3           Conditions:

(1)           Loss Notification:  The Construction Manager shall promptly notify the Owner of any single loss or event likely to give rise to a claim against an insurer for an amount in excess of $1,000,000 covered by any insurance maintained pursuant to this Agreement.

(2)           Policy Cancellation and Change: All policies of insurance required to be maintained pursuant to Sections 1, 2 or 3 shall be endorsed so that if at any time should they be canceled, or coverage be reduced (by any party including the insured) which affects the interests of the Owner, the Lessor or any entity providing financing for the Project (a “Financing Party”) such cancellation or reduction shall not be effective as to the Owner, the Lessor or any Financing Party for 60 days, except for non-payment of premium which shall be for 10 days, after receipt by the Owner and the Lessor of written notice from such insurer of such cancellation or reduction.

(3)           Separation of Interests: All policies (other than in respect to liability or workers compensation insurance) shall insure the interests of the Owner and the Lessor regardless of any breach or violation by the Construction Manager or any other party of warranties, declarations or conditions contained in such policies, any action or inaction of the Construction Manager or others.

(4)           Acceptable Policy Terms and Conditions: All policies of insurance required to be maintained pursuant to this Agreement shall contain terms and conditions acceptable to the Owner and the Lessor, in their reasonable discretion.

(5)           Waiver of Subrogation: All policies of insurance to be maintained by the provisions of this Agreement shall provide for waivers of subrogation in favor of the Owner and the Lessor.

5.4           Evidence of Insurance.   Within thirty (30) days after execution of the Agreement, and at least 10 days prior to each policy anniversary, the Construction Manager shall furnish the Owner and the Lessor with (1) certificates of insurance or binders, in a form acceptable to the Owner and the Lessor, evidencing all of the insurance required by the provisions of this Agreement and (2) a schedule of the insurance policies held by or for the benefit of the Construction Manager and required to be in force by the provisions of this Agreement.  Such certificates of insurance/binders shall be executed by each insurer or by an authorized representative of each insurer where it is not practical for such insurer to execute the certificate itself.  Such certificates of insurance/binders shall identify underwriters, the type of insurance, the insurance limits and the policy term and shall specifically list the special provisions enumerated for such insurance required by this Agreement.  Upon request, the Construction Manager will promptly furnish the Owner and its lender with copies of all insurance policies, binders and cover notes or other evidence of such insurance relating to the insurance required to be maintained by the Construction Manager.  The schedule of insurance shall include the name of the insurance company, policy number, type of insurance, major limits of liability and expiration date of the insurance policies.

5.5           Reports.   Concurrently with the furnishing of the certification referred to in Section 4.4, the Construction Manager shall furnish the Owner and the Lessor with a report of an independent broker, signed by an officer of the broker, stating that in the opinion of such broker, the insurance then carried or to be renewed is in accordance with the terms of this Agreement and attaching an updated copy of the schedule of insurance required by Section 4.4 above.  In addition the Construction Manager will advise the Owner and the Lessor in writing promptly of any default in the payment of any premium and of any other act or omission on the part of the Construction Manager which may invalidate or render unenforceable, in whole or in part, any insurance being maintained by the Construction Manager pursuant to this Agreement.

5.6           No Duty of Agent to Verify or Review.   No provision of this Agreement shall impose on the Owner, the Lessor, or any Financing Party any duty or obligation to verify the existence or adequacy of the insurance coverage maintained by the Construction Manager, nor shall any of the foregoing parties be responsible for any representations or warranties made by or on behalf of the Construction Manager to any insurance company or underwriter. Any failure on the part of any of the foregoing parties to pursue or obtain the evidence of insurance required by this Agreement from the Construction Manager and/or failure of any of the foregoing parties to point out any non-compliance of such evidence of insurance shall not constitute a waiver of any of the insurance requirements in this Agreement.

5.7           Certificates.   All certificates and policies of insurance and all notices required pursuant to this Exhibit must be sent to the attention of:

Avi Halpert

United Therapeutics Corporation

1110 Spring Street

Silver Spring, Maryland 20910

5.8           No Limitation.  The insurance provisions of this Agreement shall not be construed as a limitation on the Construction Manager’s responsibilities and liabilities pursuant to the terms and conditions of this Agreement including, but not limited to, liability for claims in excess of the insurance limits and coverages set forth herein.

Section 6.  Subguard Insurance

If approved in writing in advance by Owner, instead of requiring Subcontractors to provide payment and performance bonds, Construction Manager may provide Subcontractor Default Insurance (“SDI”) ( the “Subguard Insurance”) to cover its Subcontractors’ Work and performance on this Project.  Construction Manager shall provide an “Owner’s Assignment Endorsement” naming the Owner as an additional insured, and this Endorsement shall become part of the Subguard Insurance policy.  Such endorsement shall provide that the SDI is assignable only in the event of the insolvency of the Construction Manager.  Construction Manager also shall provide a “Lender’s Endorsement” naming the Lessor and any Financing Party as an additional insured, and this Endorsement shall become part of the Subguard Insurance policy.  If a Subcontractor is not elegible to be covered under the Subguard Insurance, such Subcontractor shall provide 100% performance and payment bonds. Construction Manager warrants and represents that no Subcontractor used to perform any part of the Work will be omitted or excluded from coverage under the Subguard Insurance (except as noted above) and that the Subguard Insurance shall apply to all Losses under that policy except as excluded by Exclusions F (nuclear radiation), G (war), and H (terrorism) thereof.  (For bonded Subcontractors, the Construction Manager and the Owner shall be named as obligees under the bonds, and the cost of such bonds shall not increase the GMP.)  The existence of the Subguard Insurance does not limit the liability of the Construction Manager under the Contract Documents.  Construction Manager shall give the Owner notice of any default by a Subcontractor or Supplier in connection with this Project on which that Subcontractor or Supplier holds a contract with the Construction Manager, and Construction Manager shall keep Owner fully apprised of the amount and status of any claims made under the Subguard Insurance policy that may diminish the limits available to this Project.  Premiums associated with the Subguard Insurance are included in the GMP, and any additional premium shall not be paid as a Cost of the Work, unless such additional premium amount is a direct result of a Change Order for which the Owner is responsible.”

OWNER INSURANCE REQUIREMENTS

The Owner shall provide the following insurance coverage:

Builder’s Risk Insurance. From commencement of construction until Substantial Completion of the Work, the Owner shall provide Builder’s Risk insurance covering property damage on an “all risk” basis insuring the Construction Manager and the Owner, as their interests may appear, and naming the Lessor and the Owner as loss payees,  including coverage for the perils of earth movement (including but not limited to earthquake, landslide, subsidence and volcanic eruption), wind, flood, terrorist acts, if commercially available for similar operations in the mid-Atlantic region of the United States, at commercially reasonable cost, a boiler and machinery accidents.

(A)     Property Covered: The builder’s risk insurance shall provide coverage for (i) the buildings, all fixtures, materials, supplies, machinery and equipment of every kind to be used in, or incidental to, the construction, (ii) new underground works, sidewalks, paving, site works and excavation works and landscaping, (iii) the Work, (iv) property of others in the care, custody or control of the Construction Manager or of a Subcontractor , (v) all preliminary works and temporary works, (vi) foundations and other property below the surface of the ground, and (vii) electronic equipment and media.

(B)     Additional Coverages: The builder’s risk policy shall insure (i) the cost of preventive measures to reduce or prevent a loss, (ii) inland transit with sub-limits sufficient to insure the largest single shipment to or from the Project site from anywhere within the United States or Canada, (iii) attorney’s fees, engineering and other consulting costs, and permit fees directly incurred in order to repair or replace damaged insured property, iv) expediting expenses, (v) off-site storage with sub-limits sufficient to insure the full replacement value of any property or equipment not stored on the Project site, (vi) the removal of debris, and (vii) demolition and increased costs of construction due to the operation of building laws or ordinances in an amount not less than $5,000,000.

(C)     Special Clauses: The builder’s risk policy shall include (i) a 72 hour flood/storm/earthquake clause, (ii) an unintentional errors and omissions clause, (iii) a requirement that the insurer pay losses within 30 days after receipt of an acceptable proof of loss or partial proof of loss, (iv) an other insurance clause making this insurance primary over any other insurance (except any such builder’s risk policy placed and maintained by the Lessor which covers the Property) and (v) a clause stating that the policy shall not be subject to cancellation by the insurer except for non-payment of premium, fraud or material misrepresentation.

(D)     Prohibited Exclusions:  The builder’s risk policy shall not contain any (i) coinsurance provisions, or (ii) exclusion for loss or damage resulting from freezing or mechanical breakdown.

(E)     Sum Insured: The builder’s risk policy shall (i) be on a completed value form, with no periodic reporting requirements, (ii) insure 100% of the replacement value of the Improvements (except with respect to flood and earthquake, in each case, the policy shall be in an amount not less than $10,000,000), and (iii) value losses at replacement cost, without deduction for physical depreciation or obsolescence including custom duties, taxes and fees (if rebuilt or repaired).

(F)     Deductible: The builder’s risk insurance shall have no deductible greater than $50,000 per occurrence for all coverage.

(G)     Payment of Loss Proceeds: The Builder’s Risk policy shall provide that the proceeds of such policy shall be payable solely to the Lessor and the Owner.

(H)     Loss Adjustment and Settlement: A loss under the Builder’s Risk policy shall be adjusted with the insurance companies, including the filing in a timely manner of appropriate proceedings, by the Construction Manager, subject to the approval of the Owner and the Lessor if such loss is in excess of $1,000,000.  In addition the Construction Manager may in its reasonable judgment consent to the settlement of any loss, provided that in the event that the amount of the loss exceeds $1,000,000 the terms of such settlement is concurred with by the Owner and the Lessor.

(I)     Miscellaneous Policy Provisions: The Builder’s Risk policy shall (i) not include any annual or term aggregate limits of liability except as regards the insurance applicable to the perils of flood and earth movement and pollutant clean up of land and water at the Land (project site), (ii) shall not include coverage for mold conditions, and (iii) include a clause requiring the insurer to make final payment on any claim within 30 days after the submission of proof of loss and its acceptance by the insurer.

EXHIBIT J

OTHER REQUIREMENTS

Construction Manager agrees to comply with the provisions of the following agreements; to the extent the provisions thereof were included in the Agreement:

1.     Right of Entry Agreement and all Amendments dated TBD between United Therapeutics and Montgomery County for access to parking garage #21

2.     Montgomery County Special Inspections (Formerly Complex structures) agreement for the foundation

3.     Montgomery County Special Inspections (Formerly Complex structures) agreement for the building

4.     WSSC bond agreements for storm water and sewer connections

5.     WSSC Service Connection permits

6.     Montgomery County Right of Way agreement, Declaration of Easements dated June 24, 2004

7.     Storm Water Management Inspection and maintenance agreement

8.     Storm Water Management Easement and Right of Way agreement

9.     Sediment Control Permit #231853, when issued

10.   Air and Radiation Management Administration Permit to Construct, when issued

11.   MDE/WMA Storm water Discharge Permit

12.   Wachovia Financial Agreements

13.   Parking Garage Design Criteria Montgomery County Government Department of Public Works and Transportation Division of Traffic and Parking Services REVISED: October 2000

14.   United Therapeutics Monitoring Plan for parking garage dated xxxxxx

15.   Preliminary Geotechnical Engineering Report: Schnabel Engineering

16.   Phase I Geotechnical Engineering Report: Schnabel Engineering dated April 6, 2004

17.   Phase II Geotechnical Engineering Report: Schnabel Engineering dated May 2, 2007

18.   Phase II Monthly Water Level Reading Reports dated May 2, 2007, June, 28, 2007, August 6, 2007, etc.

19.   Phase I Environmental Site Assessment; Spring and Cameron Streets Parking Lot: Schnabel Engineering

20.   Traffic Impact Study: Kimley-Horn and Associates, Inc. dated May 2004

21.   Not Used

22.   Not Used

23.   IPS Fill-Finish Concept Report for Sterile Finishing Facility dated June 1, 2007.

24.   As Built Drawings and specifications, construction progress photos and Zahedian Sheeting and Shoring Permit Drawings from construction of 1040 Spring Street Phase I building. (Transmitted under separate cover.)

25.   Montgomery County DPW&T Garage #21 1967 Ramp Engineering Associates and Bagley-Soule & Associates drawings. (Transmitted under separate cover.)

26.   Montgomery County DPW&T Garage #21 2007 SK&A and KE Renovation 90% Coordination Set (Transmitted under separate cover.)

27.   PHR+A United Therapeutics Garage Location Survey dated 11/08/04

28.   MHG ALTA/ACSM Land Title Survey for United Therapeutics Addition to Silver Spring dated May 2006

29.   PHR+A Existing Conditions Survey dated 1/18/05

2

EXHIBIT K

FORMS OF CONSTRUCTION MANAGER’S SUBCONTRACT AND PURCHASE ORDER

[Construction Manager to furnish forms incorporating changes as agreed to in accordance with the attached Insertions]

Document A121TMCMc – 2003

Amendment No. 1

AMENDMENT NO. 1

TO AGREEMENT BETWEEN OWNER AND CONSTRUCTION MANAGER

Pursuant to Section 2.2 of the Agreement between Owner and Construction Manager (and all exhibits thereto) dated February 15, 2007 between United Therapeutics Corporation (“Owner”) and The Whiting-Turner Contracting Company (“the Construction Manager”) (the “Contract”) for the Project (as defined in the Contract), the Owner and Construction Manager establish a Guaranteed Maximum Price and Contract Time for the Work as set forth below. All terms not defined herein shall be as defined in the Contract. All terms and conditions of the Contract not modified by this Amendment shall remain in full force and effect.

ARTICLE I  GUARANTEED MAXIMUM PRICE

The Construction Manager’s Guaranteed Maximum Price for the Work, including (a) the estimated Cost of the Work as defined in Article 6 of the Agreement portion of the Contract, (b) the Construction Manager’s Fee as defined in Article 5 of the Agreement portion of the Contract, and (c) the Preconstruction Services compensation (as described in Exhibit G attached to the Agreement portion of the Contract), is Sixty One Million Two Hundred Sixty Five Thousand Six Hundred Seventy Six Dollars ($61,265,676) (the “GMP”). The GMP is for the performance of the Work (including the preconstruction services) in accordance with the Contract Documents and the documents listed and attached to this Amendment and marked Attachments A through C, as follows:

(Paragraphs deleted)

Attachment A	GMP Proposal Dated 10/14/08
Attachment B	Notes Qualifications & Assumptions dated 10/14/08
Attachment C	Project Schedule UT-04 dated 5/28/08.

(Paragraphs deleted)

It is understood and agreed that the following portions of the Contract have been superseded by this Amendment:

1.	Exhibit A: Items 3, 4 & 5
2.	Exhibit C: Equipment Matrix
3.	Exhibit E: Project Schedule
4.	Exhibit G: GMP (Control Budget & Associated NQA’s only).

ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

Init. /

AIA Document A121™CMc – 2003 Amendment No. 1. Copyright © 1991, 1998 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:29:14 on 11/11/2008 under Order No.1000355478_1 which expires on 5/7/2009, and is not for resale.

	User Notes:	(1086662221)

ARTICLE II  CONTRACT TIME

The date of Substantial Completion of the Work established by this Amendment is November 16, 2009.

OWNER: United Therapeutics Corporation	CONSTRUCTION MANAGER: The Whiting-Turner Contracting Company
(Row deleted)

/s/ John M. Ferrari	/s/ Timothy J. Regan
(Signature)	(Signature)

John M. Ferrari, CFO	Timothy J. Regan, Senior Vice President
(Printed name and title)	(Printed name and title)

11/21/08	11/14/08
Date	Date

/s/ Avi Halpert	/s/ Jonathan Hess
ATTEST	ATTEST

Init. /

AIA Document A121™CMc – 2003 Amendment No. 1. Copyright © 1991, 1998 and 2003 by The American Institute of Architects and The Associated General Contractors of America. All rights reserved. WARNING: This document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:29:14 on 11/11/2008 under Order No.1000355478_1 which expires on 5/7/2009, and is not for resale.

	User Notes:	(1086662221)

2

ATTACHMENT A

GMP Proposal Dated 10/14/08

UT-Phase IIA Office Building and Laboratory Extension
10/14/08 revised GMP

United Therapeutics Corp.
1040 Spring St., Silver Spring, MD

WT VP : Jonathan Hess
Architect: Schick Goldstein Architects Document Set: Phase IIA 100% CD, Addenda #12-16

	DIVISION of WORK			GMP Value		Comments
1	General Requirements			$	[***]
2	Site work			$	[***]
3	Concrete			$	[***]
4	Masonry			$	[***]
5	Steel & Metals			$	[***]
6	Wood & Plastics			$	[***]
7	Thermal & Moisture Protection			$	[***]
8	Doors & Windows			$	[***]
9	Finishes			$	[***]
10	Specialties			$	[***]
11	Equipment			$	[***]
12	Furnishings			$	[***]
13	Special Construction			$	[***]
14	Conveying Systems			$	[***]
15	Mechanical			$	[***]
16	Electrical			$	[***]
17	Phase 1 Modifications for Temporary Access			$	[***]
18	WT Fill Finish Equipment Allowance			$	[***]	See Exhibit D

	SUBTOTAL SUBCONTRACTOR COSTS			$	[***]

	Design Contingency	0.00%			$—	Excluded, carried by owner
	Construction Contingency	[***]	%	$	[***]
	Remaining Allowances/Addenda 12-16			$	[***]	Biowall Excluded (Other than Noted in Div 22)

	TOTAL SUBCONTRACTOR COSTS			$	[***]

	General Conditions			$	[***]
	GC Bond	0.00%			$—	Excluded
	GC Liability Insurance	[***]	%	$	[***]
	GC Fee	[***]	%	$	[***]
	Direct Hire Process Piping Fee	[***]	%	$	[***]
	Direct Hire Structural Steel Fee	[***]	%	$	[***]
	Preconstruction April 2007 - September 2007			$	[***]
	TOTAL WHITING-TURNER GMP				$61,265,676

	Owner Contingency	0.00%				TBD By United Therapeutics
	Builder’s Risk Insurance	0.00%				TBD By United Therapeutics
	UT Fill Finish Equipment Allowance			$	[***]	Held by UT - See Exhibit D

	TOTAL ESTIMATED PROJECT COSTS			$	[***]

 THE WHITING-TURNER CONTRACTING COMPANY

United Therapeutics Phase 2A

10/14/08 revised GMP

Base Building Detail

	DESCRIPTION	QTY	UNIT	UNIT COST		GMP TOTAL		Comments

1 GENERAL REQUIREMENTS
	Temporary Facilities					$	[***]
1	Misc. Tools & Supplies	23	mo	$	[***]	$	[***]
1	Temp. Road Install (Labor & Material)	0	ea		$—		$—	By Subs if Req’d
1	Temp. Road Maintenance	0	mo		$—		$—	By Subs if Req’d
1	Building Permit	0	ea		$—		$—	By Owner
1	MEP Permit Fees	0	ea		$—		$—
1	WSSC SDC’s	0	ea		$—		$—	By Owner
1	Expediting Bldg Permit	0	ea		$—		$—	By Owner
1	Weather Protection Labor	17	wk	$	[***]	$	[***]
1	Weather Protection Materials	17	wk	$	[***]	$	[***]
1	Special Scaffolding/Shoring	0	mo		$—		$—	By Subs if Req’d
1	Cameron Street Lane Closure	520	hrs	$	[***]	$	[***]
1	Traffic Control Plan Labor	10	wks	$	[***]	$	[***]	MC/Comcast Phased Plan
1	Traffic Control Plan Materials	1	ls	$	[***]	$	[***]	MC/Comcast Phased Plan
	Temporary Utilities					$	[***]
1	Temp. Heat	36	rntl. mo.	$	[***]	$	[***]	For temp heater rentals only. Consumption costs by owner
1	Tenting Building Prior to Dry In	30,120	SF	$	[***]	$	[***]
1	Temp. Light & Power (Consumption)	0	mo		$—		$—	By Owner
1	Temp. Plumbing (Consumption)	0	mo		$—		$—	By Owner
1	Start up & Comm. Util. Consumption	0	mo		$—		$—	By Owner
1	Natural Gas (Consumption)	0	mo		$—		$—	By Owner
1	Water Meter - Hydrant 3"	4	ea	$	[***]	$	[***]	$ [***] / 6 mo. To WSSC
1	Rental Toilets / Trailer Plumbing	24	mo	$	[***]	$	[***]

	Hoist Facilities					$	[***]
1	Material / Personal Hoist & Scaffold	9	mo	$	[***]	$	[***]
1	Temporary Elevators	0	wk		$—		$—	Included in sub cost
1	Cranes	0	mo		$—		$—	Included in sub cost
1	Scissor Lifts	0	mo		$—		$—	Included in sub cost
1	Hoist Operator	1560	hr	$	[***]	$	[***]
1	Operator for Elevator	0	hr		$—		$—	Included in sub cost
1	Jobsite Signs	10	ea	$	[***]	$	[***]
1	Job Radios & Chargers	10	ea	$	[***]	$	[***]	including maintenance

	Protection & Safety					$	[***]
1	Safety Labor	2080	hr	$	[***]	$	[***]	2 Carpenters for 6 Months
1	Safety Materials	104	wk	$	[***]	$	[***]
1	Safety Incentive	110	wk	$	[***]	$	[***]
1	Plant visits QC Inspections Travel	5	ea	$	[***]	$	[***]
1	Topping Out Ceremony	1	ea	$	[***]	$	[***]
1	Fire Extinguishers	24	mo	$	[***]	$	[***]
1	First Aid	24	mo	$	[***]	$	[***]
1	Covered Walkway @ Spring: Labor	540	hr	$	[***]	$	[***]	2 weeks install/ 1 wk remove
1	Covered Walkway @ Spring: Materials	1	ea	$	[***]	$	[***]
1	Covered Walkway @ Ph 1 Labor	180	hr	$	[***]	$	[***]

	DESCRIPTION	QTY	UNIT	UNIT COST		GMP TOTAL		Comments

1	Covered Walkway @ Ph 1 Material	1	ea	$	[***]	$	[***]
1	Site Fencing	0	lf		$—		$—	Included in sub cost
1	Protection of Finishes - Materials	99750	SF	$	[***]	$	[***]	Wall and Floor Material Only
1	Protection of Finishes - Labor	2080	hr	$	[***]	$	[***]	2 Carpenters for 6 Months
1	Watchman/Security Control	0	hr		$—		$—	Included in sub cost
1	Flagmen/Traffic Control - Gen. Labor	3120	hr	$	[***]	$	[***]	1 labor for 1.5 years
1	Traffic Control - Consumable Mat’ls	78	wk	$	[***]	$	[***]
1	Fire Watch (off hours)	1040	hr	$	[***]	$	[***]
1	Protect Existing Garage	105	lf	$	[***]	$	[***]
1	Pest Control	18	Mo	$	[***]	$	[***]
1	Carpenter Truck for Job	78	days	$	[***]	$	[***]
	Cleaning					$	[***]
1	Cleaning Labor (Foreman Only)	3120	hr	$	[***]	$	[***]	1 labor foreman 1.5 years
1	Composite Cleaning Participation	3120	hr	$	[***]	$	[***]	1 laborer for 1.5 years
1	Cleaning Materials	24	mo	$	[***]	$	[***]
1	Front end Loader/Forklift	0	wk		$—		$—	By Subs if Req’d
1	Trash Chute	12	mo	$	[***]	$	[***]
1	Rubbish Removal	260	ea	$	[***]	$	[***]
1	Site Cleaning	0	$—		$—		$—	Included in sub cost

	Total General Requirements					$	[***]
2 SITE WORK
	Earthwork					$	[***]
02C	Survey/ Grades/ Layout	n/a	n/a	n/a		$	[***]	ARL #4 to MHG
02A	Erosion and Sediment Control - Install	—	$—		$—		$—
2	Erosion and Sediment Control - Maintenance	18	mths	$	[***]	$	[***]
2	Erosion and Sediment Control - Removal	1	ea	$	[***]	$	[***]
2	Site Fencing / Access Gates	500	lf	$	[***]	$	[***]
2	Covered Walkway Materials	—	ls		$—		$—	Transfer to Division 1
2	Carpenters for Covered Walkway	—	wk		$—		$—	Transfer to Division 1
2	Maintain/Relocate Covered Walkway	—	wk		$—		$—	Transfer to Division 1
2	Replacement material for Relocated Covered Walkway	—	LS		$—		$—	Transfer to Division 1
02A	Temporary Access Road Install and Remove	—	$—		$—		$—
2	Temporary Access Road Maintenance / Relocations	10	months	$	[***]	$	[***]
	Dust Control/ Truck Cleaning	—	$—		$—
2	Flagmen	—	hr		$—		$—	Transfer to Division 1
2	Traffic Control	—	hr		$—		$—	Transfer to Division 1
2	Traffic Barrels	—	ea		$—		$—	Transfer to Division 1
2	Signage and Wind-masters	—	ea		$—		$—	Transfer to Division 1
2	Labor to Control Sign and Barrels	—	hr		$—		$—	Transfer to Division 1
2	Preconstruction Damage Survey	n/a	n/a	n/a			$—	Provided By Owner
2	Division Final Cleaning	—	hr		$—		$—	Transfer to Division 1
02A	Clear Site	n/a	n/a	n/a			$—
02A	Bulk Cut	n/a	n/a	n/a		$	[***]	ARL #5 -AccuBid
2	Bond for Earthwork	1	ls	$	[***]	$	[***]

	DESCRIPTION	QTY	UNIT	UNIT COST		GMP TOTAL			Comments

02A	Bulk Fill	—	$—	$—			$—
02B	Shoring and Underpinning Subcontract	n/a	n/a	n/a		$	[***]		ARL#01 - Superior
02B	Existing Garage Caisson Repairs	n/a	n/a	n/a		$	[***]		PCO #12
2	Cost of Shoring Work Remaining	n/a	n/a	n/a		$	[***]		PCO #10
02B	100% CD’s	n/a	n/a	n/a		$	[***]		PCO #06-04
02A	Fine Grade	n/a	n/a	n/a			$—
2	Remove Hazardous Materials	n/a	n/a	n/a			$—		None Included
2	Rock Excavation	24	hr	$ [***]		$	[***]
2	Dewatering / Permanent Pumping/Maintenance	6	mths	$ [***]		$	[***]		Incl piping, fitters, pumps + O&P + $[***] maintenance
02A	Haul Spoils for Caissons, Grade Beams, and Pits	n/a	n/a	n/a			$—

	Site Utilities					$	[***]
02A	Storm Repair EX-10 and Remove EX-17	n/a	n/a	n/a		$	[***]		ARL#6 - Accubid
2	Clean & Maintain Sediment Tank	3	ea	$ [***]		$	[***]		PCO #11
02A	Credit for Water Line Relocation not required. Includes RWST, and accessories	1	ls	$ ([***]	)	$	([***]	)	PCO #02
	Storm Structures	n/a	n/a	n/a			$—
15A	Existing Garage Drain Support	n/a	n/a	n/a			$—		Carried in 15A
02A	8" Sanitary Piping - Cast Iron	n/a	n/a	n/a			$—
	Sanitary Manholes	n/a	n/a	n/a			$—
15A	Water Feature Supply Line and Back-Flow Prevention	n/a	n/a	n/a			$—		ARL #15
02A	Reroute 8" Existing Water Line	n/a	n/a	n/a			$—		See Credit Above
02A	Test Pit and Patch Street	n/a	n/a	n/a			$—
02A	Thrust Blocks	n/a	n/a	n/a			$—
02A	Fire Hydrant Rework	n/a	n/a	n/a			$—
	Reroute Existing Natural Gas	n/a	n/a	n/a			$—
	Telecomm/Data Ductbank (Conduits)	n/a	n/a	n/a			$—
02A	Site Lighting and Power for Water Feature	n/a	n/a	n/a			$—
	Concrete Electrical Transformer Vault	n/a	n/a	n/a			$—		Below in 16D
	Rig and Set Transformer Vault	n/a	n/a	n/a			$—		Below in 16D
2	Site Primary Distribution - Power Ductbank	n/a	n/a	n/a			$—		Below in 16D
02A	Remove Existing Gas, Water, and Storm	n/a	n/a	n/a			$—
02A	Excavation and Backfill - Site Utilities	n/a	n/a	n/a			$—
2	Flagmen	—	hr	$—			$—		Transfer to Division 1
2	Traffic Control	—	hr	$—			$—		Transfer to Division 1
2	Core Drill, Link Seal and Waterproofing for Penetrations	2	ea	$ [***]		$	[***]
16D	Montgomery County/Comcast Utils.	1	ls	$ [***]		$	[***]		MC / Comcast Work in excess of $[***]K allow in ARL # 14
16	Layout/Offsets/Util Loc./Expediting	1	ls	$ [***]		$	[***]		For MC / Comcast Work
16	Milling and Paving for MC / Comcast	1	ls	$ [***]		$	[***]		Only have 3' patch infill

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL		Comments

16	Landscaping for MC / Comcast	1	ls	$ [***]	$	[***]
16	Striping for MC / Comcast	1	ls	$ [***]	$	[***]
16	Sidewalk Repair	3,975	SF	$ [***]	$	[***]	Only have 3' patch infill
16	Apron Repair	1,250	SF	$ [***]	$	[***]	Only have 10’ patch infill
16	Final Bends to MC / Comcast Poles	1	ls	$ [***]	$	[***]
16	Remediation for MC and Comcast Work	1	ea	$ [***]	$	[***]	Reset Vault Lids, Util MH Elevations
16D	PEPCO Utilities & Streetlights	n/a	n/a	n/a	$	[***]	Includes Bond, ARL # 14
2	Additional Work for WGL	1	ls	$ [***]	$	[***]	Link/Core/Dig
16	Additional Street Light Conduit / Hand Holes	2	ea	$ [***]	$	[***]

	Hardscape/Landscape				$	[***]
07C	Edging	n/a	n/a	n/a		$—	In Green Roof Package
07C	VM #64 - Alternate Edging Type	n/a	n/a	n/a		$—
2	Asphalt Repair adjacent curbs	733	sy	$ [***]	$	[***]
02F	Silver Spring Standard Basket Weave	n/a	n/a	n/a
02E	Concrete - Sidewalks	n/a	n/a	n/a
02E	Site Concrete Award	n/a	n/a	n/a	$	[***]	02E Bid Analysis
02E	Concrete - Curb & Gutter	n/a	n/a	n/a
02E	Concrete - Retaining Walls and Stairs	n/a	n/a	n/a
	02E COWR
2	Concrete Coolant for Hot Weather Pours	220	cy	$ [***]	$	[***]
2	Sawcut existing Phase I Footer to Install Planter per A5.25	100	lf	$ [***]	$	[***]
2	De-mucking & De-watering for this work (Pump, Bobcat, Operator, Laborer) 3 days total. Excludes haul off of material	1	ls	$ [***]	$	[***]
2	Adjustment of existing utilities (2 fitters * $[***]/hr * 2 days + $[***] materials)	1	ls	$ [***]	$	[***]	Existing manholes, valve covers, etc
2	Concrete Pads for Benches on Terraces (4 benches * 3 posts * $[***]/EA)	12	ea	$ [***]	$	[***]
2	Expansion Joint & Caulking at Curb & Gutter (550LF * $[***]/LF)	550	lf	$ [***]	$	[***]

02F	Hardscape Package	n/a	n/a	n/a	$	[***]	02F Bid Analysis
02F	VM #5 - Standard Shape Ext Granite	n/a	n/a	n/a		$—	Radiuses only at AA through KK
02F	Cobblestone Paving	n/a	n/a	n/a		$—
	Bio - Walk Art	n/a	n/a	n/a		$—	Etching by others
02F	Bio-Walk of Fame	n/a	n/a	n/a		$—
02F	Granite Steps	n/a	n/a	n/a		$—
02F	2" Granite Veneer on Retaining Walls	n/a	n/a	n/a		$—
02F	5" Granite Veneer on Retaining Walls	n/a	n/a	n/a		$—
	02F-COWR

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL		Comments

2	Additional Mobilization	1	ea	$ [***]	$	[***]	To complete pavers work at covered walkway
2	Temp Protection	6,600	sf	$ [***]		$—	Of Hard Scape - Transfer to Division 1

07A	Waterproof Retaining Walls for Planting Beds	n/a	n/a	n/a		$—
02F	Compacted Aggregate under pavers	n/a	n/a	n/a		$—
02F	Compacted Aggregate in Planting Beds	n/a	n/a	n/a		$—
02D	Landscaping	n/a	n/a	n/a	$	[***]	02D Bid Analysis
02D COWR
2	Additional mobilization(s) to install sleeves for irrigation ($[***]/EA)	4	ea	$ [***]	$	[***]
2	Soil Mock up	1	ea	$ [***]	$	[***]
2	Composite Cleanup Crew	—	hr	$—		$—	Transfer to Division 1
2	Perimeter excavation protection at soil panels (2 laborers * 2hr/day * 2 weeks +$[***] materials)	1	ls		$	[***]	Incl guardrails, signage
2	Attic Stocks / Parts	1	ls		$	[***]	Landscaping parts
2	Shop Drawings - Stone Cladding Final Stamped Dwgs	40	hr	$ [***]	$	[***]
2	Protection of Tree Boxes	2,500	sf	$ [***]	$	[***]

	Planting - Trees (2.5" - 3" cal.)	n/a	n/a	n/a		$—
02D	Honeylocust	n/a	n/a	n/a		$—
02D	Northern Red Oak	n/a	n/a	n/a		$—
02D	Planting - Trees (8' - 10' tall) Street Trees	n/a	n/a	n/a		$—
02D	Planting - Trees (12' - 14' tall) - River Birch	n/a	n/a	n/a		$—
	Planting - Seed/Sod	n/a	n/a	n/a		$—
07C	Planting - Bamboo - 5 gal size (at Roof Terraces)	n/a	n/a	n/a		$—
07C	Planting - Grasses	n/a	n/a	n/a		$—
02D	Japanese Sedge - 1 qt size	n/a	n/a	n/a		$—
02D	Oriental Fountain Grass - 1 qt size	n/a	n/a	n/a		$—
	Planting - Perennials	n/a	n/a	n/a		$—
02D	Daylily - 1 gal size	n/a	n/a	n/a		$—
02D	Siberian Iris “Caesar’s Brother” - 1 gal size	n/a	n/a	n/a		$—
02D	Siberian Iris “Cambridge” - 1 gal size	n/a	n/a	n/a		$—
02D	Siberian Iris “Butter and Sugar” - 1 gal size	n/a	n/a	n/a		$—
02D	Gayfeather/Blazing Star - 1 qt size	n/a	n/a	n/a		$—
07C	Perennials at 5th, 6th & 7th floor Terraces	n/a	n/a	n/a		$—
02D	Mulch	n/a	n/a	n/a		$—
02D	Irrigation system	n/a	n/a	n/a		$—
02D	Ground Level - PVC Piping for irrigation system	n/a	n/a	n/a		$—

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL		Comments

02D	Ground Level - Drip tubing for irrigation system	n/a	n/a	n/a		$—
15A	Backflow preventer, valves, water tap for irrigation	n/a	n/a	n/a		$—
02D	Hand Holes	n/a	n/a	n/a		$—
02D	Irrigation Controls and Conduit	n/a	n/a	n/a		$—
2	Additional Landscaper Mobilization for Planting Schedule.	n/a	n/a	n/a		$—
	Sculptural Seating Elements	n/a	n/a	n/a		$—
	Tables, Chairs, Benches	n/a	n/a	n/a		$—
	Site Amenities - Café Tables	n/a	n/a	n/a		$—
	Site Amenities - Dining Tables	n/a	n/a	n/a		$—
	Site Amenities - Dining Chair	n/a	n/a	n/a		$—
	Site Amenities - Low Tables	n/a	n/a	n/a		$—
	Site Amenities - 6' Benches	n/a	n/a	n/a		$—
	6th Floor Terrace Curved Benches	n/a	n/a	n/a		$—
2	Connections for Planter Drain Tile	10	ea	$ [***]	$	[***]
6A	6th Floor Terrace Benches with Backs	n/a	n/a	n/a		$—	06A Bid Analysis
02D	Ground Level Benches	n/a	n/a	n/a		$—	02D Bid Analysis
2	Site Amenities - Custom Curved Argentinean Benches	100	lf	$ [***]	$	[***]
07C	Planters - Small	n/a	n/a	n/a		$—	In 07C
07C	Planters - Medium	n/a	n/a	n/a		$—
07C	Planters - Large	n/a	n/a	n/a		$—
07C	Planters - Largest	n/a	n/a	n/a		$—
07C	VE #7 IAP Planters	n/a	n/a	n/a		$—	This was not realized
02G	Site Amenities - Water Feature	n/a	n/a	n/a	$	[***]	02G Bid Analysis
02G	SS Coping at Water Feature	n/a	n/a	n/a		$—	Fountain is Non Hobbs Equipment
02G	VM #6 - Water Feature Savings	n/a	n/a	n/a		$—
02G	Custom SS Curved Trench Drain and Grate as Shown	n/a	n/a	n/a		$—
02G	Bowl for Fountain	n/a	n/a	n/a	$	[***]	Hard Bid - Fountaincraft
02G	Install Bowl for Fountain	n/a	n/a	n/a	$	[***]	Hard Bid - Fountaincraft
02G	Foundation slab for Fountain	12	cy	$ [***]	$	[***]
02G	P&P Bond	n/a	n/a	n/a	$	[***]	Fountaincraft Bond
02G	Curved TrenchDrain at Fountain	40	lf	$ [***]	$	[***]

2	Granite Flooring in Elev 1 & 2	2	cabs	$ [***]	$	[***]	Granite for Elevator Floors
2	Site Amenities - Bike Rack	n/a	n/a	n/a		$—	02D Bid Analysis
2	Site Amenities - Trash Cans	n/a	n/a	n/a		$—	02D Bid Analysis
2	Final Cleaning	92760	sf	$ [***]	$	[***]

	Total Sitework				$	[***]
3 CONCRETE
	Foundation to 1st Level				$	[***]
03B	Caissons	820	cy	$ [***]	$	[***]	ARL #2 - Eastern
03B	Rebar for Caissons	n/a	n/a	n/a		$—
03B	Rock Excavation for Caissons	n/a	n/a	n/a	$	[***]	PCO #03
03B	Caisson Cans	n/a	n/a	n/a	$	[***]	PCO #01

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL			Comments

03B	Adjusted Caisson Depths	n/a	n/a	n/a	$	([***]	)	PCO #07
03B	100% Docs - Reduced Caissons	n/a	n/a	n/a	$	([***]	)	PCO #06-01
03A	Concrete Award	n/a	n/a	n/a	$	[***]		ARL #12 - M&L
03A	100% Drawings	n/a	n/a	n/a	$	[***]		PCO #06-02
03A	Fill under Ramp	n/a	n/a	n/a		$—
03A	Perimeter Foundation drain	n/a	n/a	n/a		$—		Previously in 15A
03A	Elevator #1 - Pit Walls	n/a	n/a	n/a		$—
03A	Elevator #1 - Mat Slab	n/a	n/a	n/a		$—
03A	Elevator #2 - Pit Walls	n/a	n/a	n/a		$—
03A	Elevator #2 - Mat Slab	n/a	n/a	n/a		$—
03A	Elevator #3 - Pit Walls	n/a	n/a	n/a		$—
03A	Elevator #3 - Mat Slab	n/a	n/a	n/a		$—
03A	Concrete Retaining wall @ perimeter 12"	n/a	n/a	n/a		$—
03A	Slab on grade - 5"	n/a	n/a	n/a		$—
03A	Elevated Slab - Drive and Pedestrian Ramps - 8"	n/a	n/a	n/a		$—
03A	Concrete Columns - 22" x 22" Square	n/a	n/a	n/a		$—
03A	Concrete Columns 12" x 24" Square	n/a	n/a	n/a		$—
03A	Concrete Columns - 8" x 18" Square	n/a	n/a	n/a		$—
03A	Concrete Columns - 24" Round	n/a	n/a	n/a		$—
03A	Walk Ramp Premium	n/a	n/a	n/a		$—
03A	Housekeeping Pads 4"	n/a	n/a	n/a		$—
07A	2" Geo Composite Drainage Panels	n/a	n/a	n/a		$—

	1st to Above PH					$—
03A	Concrete Retaining Walls - 8"	n/a	n/a	n/a		$—
03A	Concrete Shear Walls - 8"	n/a	n/a	n/a		$—
03A	Concrete Shear Walls - 12"	n/a	n/a	n/a		$—
03A	Concrete Beams - Straight	n/a	n/a	n/a		$—
03A	Concrete Beams - Curved	n/a	n/a	n/a		$—
03A	Concrete Columns - 8" x 18" Square	n/a	n/a	n/a		$—
03A	Concrete Columns - 12" x 24" Square	n/a	n/a	n/a		$—
03A	VM #2 - Reduce Concrete Finish	n/a	n/a	n/a		$—		Industrial Concrete Finish only
03A	Concrete Columns - 22" x 22" Square	n/a	n/a	n/a		$—
03A	Concrete Columns - 24" Round	n/a	n/a	n/a		$—
03A	Concrete - Drop Panels - 5"	n/a	n/a	n/a		$—
03A	Concrete - Elevated Deck - 8"	n/a	n/a	n/a		$—

	2nd to 3rd Level					$—
03A	Concrete Shear Walls - 8"	n/a	n/a	n/a		$—
03A	Concrete Shear Walls - 12"	n/a	n/a	n/a		$—
03A	Concrete Beams - Straight	n/a	n/a	n/a		$—
03A	Concrete Columns - 8" x 18" Square	n/a	n/a	n/a		$—

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL	Comments

03A	Concrete Columns - 12" x 24" Square	n/a	n/a	n/a	$—
03A	Concrete Columns - 22x 22" Square	n/a	n/a	n/a	$—
03A	Concrete Columns - 24" Round	n/a	n/a	n/a	$—
03A	Concrete - Drop Panels - 5"	n/a	n/a	n/a	$—
03A	Concrete - Elevated Deck - 8"	n/a	n/a	n/a	$—

	3rd to 4th Level				$—
03A	Concrete Shear Walls - 8"	n/a	n/a	n/a	$—
03A	Concrete Shear Walls - 12"	n/a	n/a	n/a	$—
03A	Concrete Beams - Straight	n/a	n/a	n/a	$—
03A	Concrete Beams - Curved	n/a	n/a	n/a	$—
03A	Concrete Columns - 8" x 18" Square	n/a	n/a	n/a	$—
03A	Concrete Columns - 12" x 24" Square	n/a	n/a	n/a	$—
03A	Concrete Columns - 22" x 22" Square	n/a	n/a	n/a	$—
03A	Concrete Columns - 24" Round	n/a	n/a	n/a	$—
03A	Concrete - Drop Panels - 5"	n/a	n/a	n/a	$—
03A	Concrete - Elevated Deck - 8"	n/a	n/a	n/a	$—
03A	Walk Ramp Premium	n/a	n/a	n/a	$—

	4th to 5th Level				$—
03A	Concrete Shear Walls - 8"	n/a	n/a	n/a	$—
03A	Concrete Shear Walls - 12"	n/a	n/a	n/a	$—
03A	Concrete Beams - Straight	n/a	n/a	n/a	$—
03A	Concrete Columns - 8" x 18" Square	n/a	n/a	n/a	$—
03A	Concrete Columns - 12" x 24" Square	n/a	n/a	n/a	$—
03A	Concrete Columns - 22" x 22" Square	n/a	n/a	n/a	$—
03A	Concrete Columns - 24" Round	n/a	n/a	n/a	$—
03A	Concrete - Drop Panels - 5"	n/a	n/a	n/a	$—
03A	Concrete - Elevated Deck - 8"	n/a	n/a	n/a	$—

	5th to 6th Level				$—
03A	Concrete Shear Walls - 8"	n/a	n/a	n/a	$—
03A	Concrete Shear Walls - 12"	n/a	n/a	n/a	$—
03A	Concrete Beams - Straight	n/a	n/a	n/a	$—
03A	Concrete Beams - Curved	n/a	n/a	n/a	$—
03A	Concrete Columns - 8" x 18" Square	n/a	n/a	n/a	$—
03A	Concrete Columns - 12" x 24" Square	n/a	n/a	n/a	$—
03A	Concrete Columns - 22" x 22" Square	n/a	n/a	n/a	$—
03A	Concrete Columns - 24" Round	n/a	n/a	n/a	$—
03A	Concrete - Drop Panels - 5"	n/a	n/a	n/a	$—
03A	Concrete - Elevated Deck - 8" & 9"	n/a	n/a	n/a	$—

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL	Comments

	6th to 7th Level				$—
03A	Concrete Shear Walls - 8"	n/a	n/a	n/a	$—
03A	Concrete Beams - Straight	n/a	n/a	n/a	$—
03A	Concrete Beams - Curved	n/a	n/a	n/a	$—
03A	Concrete Columns - 8"x 18" Square	n/a	n/a	n/a	$—
03A	Concrete Columns - 12" x 24" Square	n/a	n/a	n/a	$—
03A	Concrete Columns - 22" x 22" Square	n/a	n/a	n/a	$—
03A	Concrete Columns - 18" Round	n/a	n/a	n/a	$—
03A	Concrete Columns - 24" Round	n/a	n/a	n/a	$—
03A	Concrete - Drop Panels - 5"	n/a	n/a	n/a	$—
03A	Concrete - Elevated Deck - 8"	n/a	n/a	n/a	$—

	7th to PH				$—
03A	Concrete Shear Walls - 8"	n/a	n/a	n/a	$—
03A	Concrete Beams - Straight	n/a	n/a	n/a	$—
03A	Concrete Beams - Curved	n/a	n/a	n/a	$—
03A	Concrete Columns - 8" x 18" Square	n/a	n/a	n/a	$—
03A	Concrete Columns - 12" x 24" Square	n/a	n/a	n/a	$—
03A	Concrete Columns - 22" x 22" Square	n/a	n/a	n/a	$—
03A	Concrete Columns - 16" Round	n/a	n/a	n/a	$—
03A	Concrete - Drop Panels - 5"	n/a	n/a	n/a	$—
03A	Concrete - Elevated Deck - 9"	n/a	n/a	n/a	$—

	Penthouse to Penthouse Roof				$—
03A	Concrete Beams - Straight	n/a	n/a	n/a	$—
03A	Concrete Columns - 8" x 18" Square	n/a	n/a	n/a	$—
03A	Concrete Columns - 12" x 24" Square	n/a	n/a	n/a	$—
03A	Concrete Columns - 22" x 22" Square	n/a	n/a	n/a	$—
03A	Concrete - Elevated Deck - 8"	n/a	n/a	n/a	$—

	Above Penthouse Roof				$—
03A	Concrete Beams - Straight	n/a	n/a	n/a	$—
03A	Concrete Columns - 8" x 18" Square	n/a	n/a	n/a	$—
03A	Concrete Columns - 12" x 24" Square	n/a	n/a	n/a	$—
03A	Concrete Columns - 22" x 22" Square	n/a	n/a	n/a	$—
03A	Concrete - Elevated Deck - 8" 9' N - S extension 7th	n/a	n/a	n/a	$—
03A	Additional 8" Concrete @ 9' N - S extension 8th	n/a	n/a	n/a	$—

	Penthouse Roof to Top of Screenwall Level				$—
03A	Curbs	n/a	n/a	n/a	$—
03A	Concrete Beams - Straight	n/a	n/a	n/a	$—
03A	Concrete - Elevated Deck - 8"	n/a	n/a	n/a	$—

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL		Comments

	Miscellaneous Concrete				$	[***]
02C	Survey/ Grades/ Layout	n/a	n/a	n/a		$—
03A	Concrete Fills, Curbs & Toppings	n/a	n/a	n/a		$—
03A	Tower Crane - Erect, Rent, Operate, Dismantle	n/a	n/a	n/a		$—
3	Weather Protection - Admixtures/ Ice	2,750	cy	$ [***]	$	[***]
3	Traffic Control	—	hr	$—		$—	Transfer to Division 1
3	Flagmen	—	hr	$—		$—	Transfer to Division 1
3	Perimeter Protection/ Opening Protection	—	hr	$—		$—	Transfer to Division 1
3	Site / Final Cleaning	—	hr	$—		$—	Transfer to Division 1
03A	Stair Pan Fill	n/a	n/a	n/a		$—
03A	Precast Stairs	n/a	n/a	n/a		$—
03A	Tower Crane Foundation	n/a	n/a	n/a		$—
03A	Architectural Finishing of Concrete Columns	n/a	n/a	n/a		$—
3	Stair Protection	36	flights	$ [***]	$	[***]
3	Swing Radius Protection					$—	excluded
3	Concrete adjustments for CW tolerance conflicts	400	hrs	$ [***]	$	[***]
3	Water at floors for wet cure / clean-up	9	flrs	$ [***]	$	[***]
3	Protection of Industrial Concrete Surfaces	—	sf	$—		$—	Transfer to Division 1
3	Concrete Pit for Conduit Raceway @ Switchgear	120	sf	$ [***]	$	[***]
03A	PCO #26 North Wall Mods Ductbank Conflict	1	ls	$ [***]	$	[***]
03A	Finishing Exposed Concrete Beams/ Surfaces	n/a	n/a	n/a		$—

	Architectural Pre Cast				$	[***]
04B	Precast Concrete (Straight)	n/a	n/a	n/a	$	[***]	ARL 25R1
04B	Additional Precast @ 9' N - S extension 7th - 10th	n/a	n/a	n/a
04B	Additional Precast @ New Penthouse Higher Level	n/a	n/a	n/a
4	Temp Heat/Weather Protection	n/a	n/a	n/a		$—
4	Flashing/Caulking/Sealing around Panels	69	ea	$ [***]	$	[***]
4	Composite Cleanup Crew	—	wk	$—		$—	Transfer to Division 1
4	Patching of lifting lugs/touchup	138	ea	$ [***]	$	[***]
4	Final Cleaning	—	hr	$—		$—	Transfer to Division 1
	Total Concrete & Pre-Cast				$	[***]

4 MASONRY
02F	Granite Wall Panels	n/a	n/a	n/a		$—
04A	8" CMU walls at shafts, bathrooms, cellar partitions	n/a	n/a	n/a		$—
04A	8" CMU - interior partitions	n/a	n/a	n/a	$	[***]	04A Bid analysis
04A	8" CMU - exterior backup wall	n/a	n/a	n/a		$—
04A	Lintels	n/a	n/a	n/a		$—
04A- COWR

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL		Comments

4	Temp Heat/Weather Protection	4	mths	$ [***]	$	[***]
4	Grout Frames & Sills	70	ea	$ [***]	$	[***]
4	Additional Scaffolding	100	lf	$ [***]	$	[***]
4	Electric Hook-up	9	ea	$ [***]	$	[***]
4	Flagmen & Traffic Control	—	wk	$—		$—	Transfer to Division 1
4	Final Cleaning	—	hr	$—		$—	Transfer to Division 1
4	RFI # 194 - Wall Changes	50	SF	$ [***]	$	[***]
	Total Masonry				$	[***]

5 STEEL & METALS
	Structural Steel				$	[***]
02C	Survey/ Grades/ Layout	n/a	n/a	n/a
05A	Structural Steel Beams	n/a	n/a	n/a	$	[***]	ARL #24
05A	Structural Steel Connections	n/a	n/a	n/a
05A	Structural Steel Moment Connections	n/a	n/a	n/a
05A	VM #75 - Added support for Cooling Tower Height
05A	Structural Steel Miscellaneous Items	n/a	n/a	n/a
05A	Metal Roof Deck - 1-1/2"	n/a	n/a	n/a
05A - COWR
5	Burn Permit	2	ea	$ [***]	$	[***]
5	Fire Watch	—	wk	$—		$—	Transfer to Division 1
5	Flagmen	—	wk	$—		$—	Transfer to Division 1
5	Final Cleaning	n/a	n/a	n/a		$—
5	Black Iron for Wood Ceiling	15	tons	$ [***]	$	[***]
5	Framing around roof openings	5	tons	$ [***]	$	[***]
5	Misc. Skin Support Steel	5	tons	$ [***]	$	[***]
5	Misc. Steel at Slab Penetrations	7.5	tons	$ [***]	$	[***]
5	GC Fee on Direct Hire Work	n/a	n/a	n/a		$—	Included in Front
5	Safety Floor at Open Shafts / Maint.	230	ea	$ [***]	$	[***]
5	Misc. Steel for Equip. Lifting/Hoists	6	tons	$ [***]	$	[***]
	Miscellaneous Metals					$—
05A	Steps for Cooling Towers	n/a	n/a	n/a			3 shown
05A	Steel Support for Metal Panels	n/a	n/a	n/a
5	Support Steel for Mechanical Equipment	n/a	n/a	n/a		$—
16D	Grate for Transformer Vault	n/a	n/a	n/a		$—	Included in 16D
05A	Miscellaneous Steel - Masonry wall clips, angles	n/a	n/a	n/a
05A	Miscellaneous Steel - Bathroom Countertop Supports	n/a	n/a	n/a
5	Window Cleaning Anchors	n/a	n/a	n/a
05A	Roof Ladders	n/a	n/a	n/a
	Roof Hatch	n/a	n/a	n/a
05A	Shipmans’ Ladder	n/a	n/a	n/a
	Mezzanine steel and grating 4th floor	n/a	n/a	n/a
09A	Expansion Joint Cover Assemblies	n/a	n/a	n/a
05A	Elevator Pit Ladders	n/a	n/a	n/a
05A	Metal Stairs	n/a	n/a	n/a
05A	Flights with less than 10 risers	n/a	n/a	n/a
05A	Flights with 10 to 17 risers	n/a	n/a	n/a

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL		Comments

05A	Flights with more than 17 risers	n/a	n/a	n/a
05A	Handrails @ Stairs - Straight (Ptd. Steel)	n/a	n/a	n/a
05B	VM #9 - Wood At stairs in Lieu of S.S.	n/a	n/a	n/a
05B	Atrium Stair	n/a	n/a	n/a
05B	Atrium Stairs Stone Treads	n/a	n/a	n/a
5	Final Cleaning	n/a	n/a	n/a		$—	Included above
5	Flagmen & Traffic Control	n/a	n/a	n/a		$—	Included above
5	Firewatch	n/a	n/a	n/a		$—	Included above

	Ornamental Metals				$	[***]
05B	Ornamental Metals Package	n/a	n/a	n/a	$	[***]	ARL 18R2
05B	Sun Control Trellis	n/a	n/a	n/a
05B	6th Floor Terrace Trellis by “Green Screen”	n/a	n/a	n/a
05B	6th Floor Terrace Trellis Support	n/a	n/a	n/a
05B	7th Floor Gazebo	n/a	n/a	n/a
07D	Cladding on Trellis - Kanalco	n/a	n/a	n/a		$—	07D - Bid analysis
05B	SS Glazed Wall Lobby	n/a	n/a	n/a
05B	SS Column Cove Bases (Curved)	n/a	n/a	n/a
05B	VM #10 Reduce Quantities of S.S. Base	n/a	n/a	n/a			VM was not shown in docs
09A	VM #12A - Changed Column wraps to Covers in lieu of drywall	n/a	n/a	n/a		$—	Included in 09A Award
05B	VM #13 - Use Painted Steel hand rail in lieu of S.S.	n/a	n/a	n/a		$—
05B	SS Cove Base @ Lobby	n/a	n/a	n/a
05B - COWR
5	Caulking at SS Glass Walls at Lobby	430	sf	$ [***]	$	[***]
5	Concrete at SS Bollards	4	ea	$ [***]	$	[***]
5	Core Drilling for Embeds ($[***]/EA * 40)	40	ea	$ [***]	$	[***]
5	Composite Crew	—	hr	$—		$—	Transfer to Division 1
5	Blocking for Shoe Organizer	1	ls	$ [***]	$	[***]
5	Temp Guardrails at Stair #9 (2 carp *$[***]/hr * 2days + $[***] materials)	1	ls	$ [***]	$	[***]
5	Stair Protection - Stair #9	1	ls	$ [***]	$	[***]
5	Firewatch	—	wk	$—		$—	Transfer to Division 1
5	Final Cleaning	—	hr	$—		$—	Transfer to Division 1
5	Flagmen & Traffic Control	—	wk	$—		$—	Transfer to Division 1
5	16ga SS Gowning Benches (6) per A1.2F, (4) per A1.3F	10	ea	$ [***]	$	[***]	Hard Bid
5	16ga SS Shoe Organizer (1) per A1.2F	1	ea	$ [***]	$	[***]	Hard Bid
5	MoCo Burn Permit ($[***]/yr per trade)	2	ea	$ [***]	$	[***]
5	Escalation	—%		$—		$—

	Total Steel & Metals				$	[***]

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL		Comments

6 WOOD & PLASTICS
06A	Rough Blocking	n/a	n/a	n/a
09A	Plywood Backing in Tele/Data Room	n/a	n/a	n/a
06A	Custom wood Reception Desk with 1" Granite top	n/a	n/a	n/a
06A	Reception Desk Side Cabinet with 1" Granite top	n/a	n/a	n/a
06A	Wd Base Cab with 1" Gnte Top - at Conf Rooms	n/a	n/a	n/a
06A	Mail and Copy Room Millwork	n/a	n/a	n/a
06A	Kitchenette - Base Cabinets	n/a	n/a	n/a
06A	Kitchenette - Countertops	n/a	n/a	n/a
06A	Kitchenette - Wall Cabinets	n/a	n/a	n/a
06A	Bathroom Countertops	n/a	n/a	n/a
06A	Coat Closet Rod & Shelf ( Large )	n/a	n/a	n/a
06A	Coat Room Millwork - 6th Floor -	n/a	n/a	n/a
06A	Credenza - Built in	n/a	n/a	n/a
06A	Work Area Millwork - 5th floor- Allowance	n/a	n/a	n/a
06A	Curved Work Surface	n/a	n/a	n/a
	Library - Millwork	n/a	n/a	n/a
06A	High Density File Room - Millwork	n/a	n/a	n/a
06A	Millwork / DFH / Interior Glazing Award	n/a	n/a	n/a	$	[***]	ARL #27
06A	Wood Ceilings	n/a	n/a	n/a
6	Final Cleaning	n/a	n/a	n/a
06A	4" Thick Curved Wood Bench	n/a	n/a	n/a
06A COWR
6	Temporary Wall & Door Protection	142	ea	$ [***]	$	[***]	06A Bid Analysis
6	Composite Crew (2 laborers * $[***]/hr * 16hr/wk * 45wks)	—	hr	$—		$—	06A Bid Analysis - Transfer to Division 1
6	Support Steel for Granite Bench in Shower	0.125	ton	$ [***]	$	[***]	06A Bid Analysis
6	Cut Holes in Millwork for Elec/Sprinkler ($[***]/EA)	100	ea	$ [***]	$	[***]	06A Bid Analysis
6	Storage of Doors and Frames for 1 week delivery (includes storage and labor to shake out delivery trucks, stack material, and load on truck to deliver to site)	1	ls	$ [***]	$	[***]	06A Bid Analysis - Hard Bid
6	Construct Room for Hardware (Studs/plywood, shelving, door, labor) (2 carpenters @ 2 days + $[***] materials)	1	ls	$ [***]	$	[***]	06A Bid Analysis
6	Blocking/install for Owner Furnished TV’s, mounting bracket excluded. (8 total)	8	ea	$ [***]	$	[***]	06A Bid Analysis
6	Door #114	1	ea	$ [***]	$	[***]	06A Bid Analysis
6	RFI #199 - Back Painted Glass	1	ls	$ [***]	$	[***]	06A Bid Analysis
6	Countertops per A4.4F in rooms 357 and 417 (32LF * $[***]/LF)	n/a	n/a	n/a		$—	Incl in ARL #27
6	Removal of existing Phase I window wall at north side 1st floor lobby	80	sf	$ [***]	$	[***]	06A Bid Analysis

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL		Comments

6	Glass Markerboards (7 total incl alum tray)	7	ea	$ [***]	$	[***]	06A Bid Analysis
6	Support Steel for floating cabinets and shelving and SS tops in isolator Rm.	16	ea	$ [***]	$	[***]	06A Bid Analysis
6	Openings 007A and 707A	2	ea	$ [***]	$	[***]	06A Bid Analysis

	Total Wood & Plastics				$	[***]

7 THERMAL & MOISTURE PROTECTION
07A	Waterproofing @ Basement Foundation Walls	n/a	n/a	n/a	$	[***]	ARL #17
07A	VM #14 - Utilize Pre-Proof	n/a	n/a	n/a
07A	Waterproofing at Transformer Vault	n/a	n/a	n/a
	Insulation Board Basement Foundation Walls	n/a	n/a	n/a
07A	Waterproofing basement slab	n/a	n/a	n/a
07A	Waterproofing/Insulation 1st floor plaza	n/a	n/a	n/a
07A	Waterproofing @ Elevator Pits	n/a	n/a	n/a
07A	Waterproofing Skin Substrate	n/a	n/a	n/a
09A	Insulation at Garage Ceiling	n/a	n/a	n/a
07C	Roof - Membrane & Insulation	n/a	n/a	n/a	$	[***]	ARL #22
07C	Gravel at Terraces	n/a	n/a	n/a
07C	Wood Decking	n/a	n/a	n/a
07C	VM #15 - Concrete Paver in lieu of IPE	n/a	n/a	n/a
07C	VM #16 - Alternate Concrete Paver @ Roof	n/a	n/a	n/a
07C	Pavers on Roof at 7th Floor Terrace	n/a	n/a	n/a
07C	Green Roof	n/a	n/a	n/a		$—	07C Bid Analysis
07C	Flood Test Green Roofs	n/a	n/a	n/a

07D	Zinc Panels Award	n/a	n/a	n/a	$	[***]	ARL #21 - incl louvers
07D	Zinc Panels	n/a	n/a	n/a		$—	07D - Bid analysis
07D	VM #17A - Add for Composite Panels	n/a	n/a	n/a		$—	07D - Bid analysis
07E	Allowance for Flashings @ Roof	n/a	n/a	n/a
7	Temporary Roof Protection	n/a	n/a	n/a
07E	Gutters & Down spouts	n/a	n/a	n/a
15A	Flue Shroud-Stainless Steel exhaust pipe covers	n/a	n/a	n/a
07E	Terracotta Rain Screen system Award	n/a	n/a	n/a	$	[***]	ARL 23
07E	Terracotta Rain Screen system (Curved)	n/a	n/a	n/a
07E	VM #33 Terracotta Soffit	n/a	n/a	n/a
08A	Metal Panel Sun Screen	n/a	n/a	n/a
7	Final Cleaning	n/a	n/a	n/a
07F	Spray on Fire Proofing	n/a	n/a	n/a	$	[***]	Hard Bid
7	Interior Caulking	n/a	n/a	n/a

	DESCRIPTION	QTY	UNIT	UNIT COST		GMP TOTAL		Comments

7	Flagmen & Traffic Control	n/a	n/a	n/a
7	Fire Safing and Firestopping	200	crew hr	$	[***]	$	[***]
	07A COWR
7	Composite Crew Clean up	—	hr		$—		$—	Transfer to Division 1
7	OT (4 mechanics/1 foreman * 1 day/wk *14 wks)	140	Crew Hr	$	[***]	$	[***]	07A Bid Analysis
7	Temporary Weather Protection during curing for foundation w/p	n/a	n/a	n/a			$—
7	Patching of W/P for Penetrations ($[***]/EA)	50	ea	$	[***]	$	[***]	07A Bid Analysis
7	Pressure cleaning concrete prior to application of traffic coating. (2 mechanics * 2 days + pressure washer)	1	ls	$	[***]	$	[***]	07A Bid Analysis
7	Temporary Heat/Weather Protection to install product in winter for skin w/p (i.e. heaters, tenting, etc.)	3	mo	$	[***]	$	[***]	07A Bid Analysis
7	Patching of MEP Penetrations ($[***]/EA)	50	ea	$	[***]	$	[***]	07A Bid Analysis
7	Temporary Patching of Phase I W/P behind metal panels (2 mechanics for 1 week + $[***] materials)	1	ls	$	[***]	$	[***]	07A Bid Analysis
	07C COWR
7	Roof Protection on Completed Roofing at General Traffic Areas/Material Hoist	9,700	sf	$	[***]	$	[***]	07C Bid analysis
7	Floor Prep - Sweeping, cleanup prior to roofing	160	hrs	$	[***]	$	[***]	07C Bid analysis
7	Composite Crew Clean up	—	ea		$—		$—	Transfer to Division 1
7	OT (6 mechanics/1 foreman * 1 day/wk *20 wks) to get weathertight	20	Crew Day	$	[***]	$	[***]	07C Bid analysis
7	RFI #30 - Design Costs for SS Planters	80	hr	$	[***]	$	[***]	07C Bid analysis
7	Stainless Steel Planters	1	ls	$	[***]	$	[***]	Hard Bid
7	Exterior Caulking	12,320	sf	$	[***]	$	[***]	07C Bid analysis
7	Flashings at Roof	50	ea	$	[***]	$	[***]	07C Bid analysis
7	Flagmen & Traffic Control	—	wk		$—		$—	Transfer to Division 1
7	Final Cleaning	—	hr		$—		$—	Transfer to Division 1

	07D COWR
7	Penetrations thru Zinc Panels ($[***]/ea)	50	ea	$	[***]	$	[***]	07D Bid Analysis
7	Engineered Scaffolding at 6th Floor to reach Soffit Panels at PV roof R12-R13 if can’t reach with manlift from plaza	3	floors	$	[***]	$	[***]	07D Bid Analysis
7	Touchup	1,004	sf	$	[***]	$	[***]	07D Bid Analysis
7	Hookup Welders (2) (2 elec * 16hr)	32	hr	$	[***]	$	[***]	07D Bid Analysis
7	Stamped Final Zinc Panel Drawings	40	hr	$	[***]	$	[***]	07D Bid Analysis - Letter only to cover drawing
7	Composite Cleanup Crew	—	hr		$—		$—	Transfer to Division 1

	DESCRIPTION	QTY	UNIT	UNIT COST		GMP TOTAL		Comments

7	OT - 8 ironworkers + 1 Foreman * 1 day/wk * 15 weeks	1,350	hr	$	[***]	$	[***]	07D Bid Analysis
7	Escalation ([***]% escalation covered)	—%			$—		$—	not required
7	Cutouts in Louver Blankoff Panels for MEP Penetrations ($[***]/EA * 10)	10	ea	$	[***]	$	[***]	07D Bid Analysis
7	Exterior Caulking	12,320	sf	$	[***]	$	[***]	07D Bid Analysis
7	Final Cleaning	—	hr		$—		$—	Transfer to Division 1
7	Flagmen & Traffic Control	—	wk		$—		$—	Transfer to Division 1
7	VE Option 1a/b or different joint configuration	n/a	n/a	n/a			$—	Incl in ARL #21 Award
7	Curved Zinc wall panels at elevation AA at PV Array	1	ls	$	[***]	$	[***]
7	Louver for Garage Air intake	1	ea	$	[***]	$	[***]
7	Visual Mockup Zinc per Add #14	63	sf	$	[***]	$	[***]
7	Zinc Shopdrawings - Changes	1	ls	$	[***]	$	[***]	Excludes additional joints
7	Custom Color Louvers	1	ls	$	[***]	$	[***]	[***]% upcharge
	07E COWR
7	Cutouts for handrail on roof terraces	20	ea	$	[***]	$	[***]	07E Bid Analysis
7	Rainscreen Gaskets	n/a	n/a	n/a			$—	Silicone gaskets incl per ARL #23
7	Infill of hollow sections in Terracotta	n/a	n/a	n/a			$—	Excluded
7	Hookup Welders (2) (2 elec *16hr)	32	hr	$	[***]	$	[***]	07E Bid Analysis
7	Stamped Final Terracotta Drawings	40	hr	$	[***]	$	[***]	07E Bid Analysis
7	Composite Cleanup Crew	—	hr		$—		$—	Transfer to Division 1
7	OT - 8 ironworkers + 1 Foreman * 1 day/wk * 15 weeks	1,350	hr	$	[***]	$	[***]	07E Bid Analysis
7	Escalation	—	ls		$—		$—	Included in ARL #21 Award
7	Final Cleaning	—	hr		$—		$—	Transfer to Division 1
7	Exterior Caulking	12,320	sf	$	[***]	$	[***]	07E Bid Analysis
7	Flagmen & Traffic Control	—	wk		$—		$—	Transfer to Division 1

7	Box-Outs for Walers	36	ea	$	[***]	$	[***]
7	Waterproofing of Mock-up	235	sf	$	[***]	$	[***]

	Total Thermal & Moisture Protection					$	[***]

8 DOORS & WINDOWS
08A	Store Front Door ( Al Door w/Al Frame )	n/a	n/a	n/a			$—
08A	Alum. Storefront door with SS Cladding (@ Exteriors)	n/a	n/a	n/a			$—
08A	Alum. Storefront door with SS Cladding (@ Exteriors)	n/a	n/a	n/a			$—
08D	Fire Rated Won Doors	n/a	n/a	n/a		$	[***]	08D Bid Analysis
06A	2nd Floor labs 4x7 (1' and 3' leaves)	n/a	n/a	n/a			$—
06A	H.M Door w/ HM Frame ( Fire Rated ) - KD	n/a	n/a	n/a			$—
06A	3x7	n/a	n/a	n/a			$—
06A	6x7 (Double)	n/a	n/a	n/a			$—
	H.M Door w/ HM Frame ( Non Rated ) - KD

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL		Comments

06A	3x7	n/a	n/a	n/a		$—
06A	3x8	n/a	n/a	n/a		$—
06A	2x7	n/a	n/a	n/a		$—
06A	6x7 (Double)	n/a	n/a	n/a		$—
06A	5X7	n/a	n/a	n/a		$—
06A	3xTBD	n/a	n/a	n/a		$—
Wood Door/ HM Frame - KD
06A	3x7	n/a	n/a	n/a		$—
06A	2x7	n/a	n/a	n/a		$—
	6x7 (Double)	n/a	n/a	n/a		$—
	4x7 (1' and 3' leafs)	n/a	n/a	n/a		$—
	Wood Door/ HM Frame (Fire Rated) - KD	n/a	n/a	n/a		$—
06A	3x7	n/a	n/a	n/a		$—
06A	VM #26A - Changes on 90% Docs to Door Frames	n/a	n/a	n/a		$—
06A	VM #26B - Changes to door Sizes	n/a	n/a	n/a		$—
	Phase 1 large door at 1st floor	n/a	n/a	n/a		$—
08C	Overhead Coiling Doors	n/a	n/a	n/a	$	[***]	08C Bid Analysis
06A	Interior glass and glazing system - P3	n/a	n/a	n/a		$—	Included in 06A Award
06A	Interior SS glass and glazing system - P3	n/a	n/a	n/a		$—	Assume Alum.
08A	Flat Aluminum Punch Windows	n/a	n/a	n/a		$—
08A	Glass Curtain wall (Flat)	n/a	n/a	n/a		$—
08A	Curtainwall Award	n/a	n/a	n/a	$	[***]	ARL #13 - Pioneer
08A	VM #17 - Deduct for Segmented Glass	n/a	n/a	n/a		$—
08A	Channel Glass System (Straight)	n/a	n/a	n/a		$—
08A	Channel Glass System (Curved)	n/a	n/a	n/a		$—
6	Final Cleaning	n/a	n/a	n/a		$—
02C	Survey & Layout	n/a	n/a	n/a		$—
08A	Weather Protection for openings	360	sf	$ [***]	$	[***]
08A	Layout/Installation of Reglets for Glass Fins at Offices - Not required Since Surface applied at columns in lieu of reglets					$—
08A	Survey & Layout of Embeds for Installation by Concrete Sub	112	crew hr	$ [***]	$	[***]
08A	Window Sill Protection	1	ls	$ [***]	$	[***]	2 carp * $[***]/hr * 2 d/fl * 7fl + 1d/mth maint * 6mths + $[***]mat
08A	Final Adjustment of Doors after Air Balancing is complete	1	ls	$ [***]	$	[***]	1foreman/1carp * 8hr/Fl * 4 Fl
08A	Storefront Door Protection	24	ea	$ [***]	$	[***]
08A	Remob to install curtainwall that is left out for equipment					$—	Carried in FF
08A	Stamped Final Curtainwall Drawings	40	hr	$ [***]	$	[***]
08A	Composite Cleanup Crew	—	hr	$—		$—	Transfer to Division 1
08A	OT - 8 ironworkers + 1 Foreman * 1 day/wk * 16 weeks	1	ls	$ [***]	$	[***]

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL		Comments

08A	Replacement glass unassignable damages	n/a	n/a	n/a		$—
08A	100%CD Drawings - Change trellis design (added glass 504SF), change metal panels to spandrel glass (624SF).	n/a	n/a	n/a		$—	Below
08A	100% CD	1	ls	$ [***]	$	[***]	PCO #006-03
08A	Key Storage Cabinet per spec 08410-2.3.F,G	1	ea	$ [***]	$	[***]
08A	Sliding Door 714 Hardware - Unclear on dwgs	1	ea	$ [***]	$	[***]
08A	Security Wiring for Storefront Doors	24	ea	$ [***]	$	[***]

8	Sunshades for Units W, W1	1	ls	$ [***]	$	[***]	PCO #14
8	Perimeter Spray Foam Insulation	1	ls	$ [***]	$	[***]	Hard Bid Alternate
8	Two paint colors in lieu of 1	n/a	n/a	n/a		$—	Not Included
8	Radius window wall framing units @ K&L	1	ls	$ [***]	$	[***]	Hard Bid Alternate
8	Radius sunshade blades	1	ls	$ [***]	$	[***]	Hard Bid Alternate
8	Signage support brackets	n/a	n/a	n/a		$—	In Base Contract
8	radius sill extensions	n/a	n/a	n/a		$—	Not Included
8	In Plant structural testing.	n/a	n/a	n/a		$—	Not Included
8	Glass spandrels in lieu of Zinc at unit R	1	ls	$ [***]	$	[***]	Hard Bid Alternate
8	Curved Framing at Units I & Q	1	ls	$ [***]	$	[***]	Hard Bid Alternate
8	PCO #25 - Terrace Doors	1	ls	$ [***]	$	[***]

8	Peer review skin	—	hr	$ [***]		$—	by UT
8	Flagmen & Traffic Control	—	hr	$—		$—	Transfer to Division 1

	Total Doors & Windows				$	[***]

9 FINISHES
	Perimeter Walls				$	[***]
09A	Ext Studs/Sheathing/Drywall Award	n/a	n/a	n/a	$	[***]	ARL 19
09A	Insulation	n/a	n/a	n/a		$—	09A includes 09B

	Drywall COWR				$	[***]
09A	GWB - 1 layer 5/8" each side of 3 5/8" metal stud at 16" o.c. to underside of the deck above - P1	n/a	n/a	n/a		$—
09A	GWB - 2 layer 5/8" each side of 3 5/8" metal stud at 16" o.c. to underside of the deck above - P1 Fire Rated	n/a	n/a	n/a		$—
09A	GWB - 1 layer 5/8" (1) side on metal hat channel	n/a	n/a	n/a		$—
09A	GWB - 1 Layer 5/8" on studs	n/a	n/a	n/a		$—

	DESCRIPTION	QTY	UNIT	UNIT COST		GMP TOTAL		Comments

09A	GWB - 2 Layers 5/8" on studs above.	n/a	n/a	n/a			$—
09A	Shaft Wall (2 hr)	n/a	n/a	n/a			$—
09A	2nd Floor labs Skim Coat	n/a	n/a	n/a			$—
09A	2nd Layer of Drywall at Elev Lobbies	n/a	n/a	n/a			$—
09A	GWB - 1 layer 5/8" each side of 3 5/8" metal stud at 16" o.c. - wall 6ft high - type P5	n/a	n/a	n/a			$—
09A	Metal Strapping	n/a	n/a	n/a			$—
9	09A - COWR
9	Surveyor to layout radiuses) for drywall subcontractor ($[***]/hr*8 hrs/floor *7 floors)	56	crew hr	$	[***]	$	[***]
9	2x10 Cedar Rafters at Gazebo/Trellis	880	Bft	$	[***]	$	[***]
9	Composite Crew Clean up	—	hr		$—		$—	Transfer to Division 1
9	Patching at Phase I wall if required due to removal of metal panels to keep Phase I weathertight during construction. (2 carpenters for 1 week + $[***] materials)	1	ls	$	[***]	$	[***]
9	Patching/rework of Phase I ceilings at tie-ins (2 carpenters for 2 days per floor + $[***] materials)	1	ls	$	[***]	$	[***]
9	Curved Electrical column covers (6 ea * 18 * $[***]/EA)	108	ea	$	[***]	$	[***]
9	Material Escalation (i.e. [***]% Feb, [***]% Mar, [***]% April)	1	ls	$	[***]	$	[***]	Escalation thru April - Hard Bid
9	Drywall grid support framing/GWB for wood veneer ceiling ILO black iron framing	1	ls	$	[***]	$	[***]	Hard Bid
9	Acoustical Caulking at Drywall Partitions	38,268	sf	$	[***]	$	[***]	Acoustical caulking at all drywall partitions
9	RFI # 166 - Room Sealing	1	ls	$	[***]	$	[***]
9	RFI #166 - Run drywall full length at 214, acoustical caulking at required partitions	1	ls	$	[***]	$	[***]
9	75deg cants at ledge >2" in elevator shafts	300	lf	$	[***]	$	[***]
9	RCP Conflicts	5,000	sf	$	[***]	$	[***]
9	Fire rated partition conflicts	3,500	lf	$	[***]	$	[***]
9	Strapping in fire rated partitions	500	lf	$	[***]	$	[***]
9	Patching of phase 1 F.A. Devices	4,000	sf	$	[***]	$	[***]	patch 1ft wide strip where drywall is cut out, inc. painting of that strip only
9	Final Cleaning	—	hr		$—		$—	Transfer to Division 1
9	Flagmen & Traffic Control	—	hr		$—		$—	Transfer to Division 1
9	Protection of finishes	—	sf		$—		$—	Transfer to Division 1
9	Drywall/framing adjustments	3,500	sf	$	[***]	$	[***]
9	RFI # 208 - Blocking for Lat Files	390	LF	$	[***]	$	[***]
9	RFI # 213 - Added Ceiling and Lighting	1	LS	$	[***]	$	[***]

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL		Comments

09A	Metal Column Covers	n/a	n/a	n/a		$—

	Ceilings					$—
09A	ACT Ceilings	n/a	n/a	n/a		$—
09A	Lab ACT Ceilings	n/a	n/a	n/a		$—
09A	GWB Ceilings	n/a	n/a	n/a		$—
9	SS Panel in Front Lobby	n/a	n/a	n/a			Incl in Entry Vestibule Allow Div 22
09A	Bulkhead (Curved)	n/a	n/a	n/a		$—
09A	Bulkhead (Straight)	n/a	n/a	n/a		$—

	Interior Layout	n/a	n/a	n/a
02C	Survey/ Layout - Interior	n/a	n/a	n/a

	Paint				$	[***]
09G	Painting Award	n/a	n/a	n/a	$	[***]	09G Bid Analysis
09G	2nd Floor Labs latex paint hallway	n/a	n/a	n/a		$—
09G	Paint CMU walls	n/a	n/a	n/a		$—
09G	Paint GWB Walls	n/a	n/a	n/a		$—
09G	Paint GWB Ceilings	n/a	n/a	n/a		$—
09G	Paint HM Frames	n/a	n/a	n/a		$—
09G	Paint HM Doors/Frames	n/a	n/a	n/a		$—
09G	Paint Sprinkler Piping	n/a	n/a	n/a		$—
09G	Painted Concrete Ceilings at Garage	n/a	n/a	n/a		$—
09G	Painted Concrete & CMU walls at Garage	n/a	n/a	n/a		$—
09G	Painted Concrete Floors at Garage	n/a	n/a	n/a		$—
09G	Paint-Exposed Ceiling Areas	n/a	n/a	n/a		$—
09G	Striping	n/a	n/a	n/a		$—
09G	Painting of Concrete Stairs	n/a	n/a	n/a		$—
9	Attic Stock	n/a	n/a	n/a		$—

	Finish Materials				$	[***]
09f	Ceramic Tile Award	n/a	n/a	n/a	$	[***]	09F - Bid Analysis
09f	VM #20A - Ceramic Wall tile in lieu of Marble	n/a	n/a	n/a		$—
09f	V m#40A - Ceramic Wall partitions in lieu of marble	n/a	n/a	n/a		$—
09f	Stone on Walls at Main Lobby	n/a	n/a	n/a
09D	Carpet / VCT / Linol Award	n/a	n/a	n/a	$	[***]	09D Bid Analysis
09E	Epoxy Flooring Award	n/a	n/a	n/a	$	[***]	09E Bid Analysis
09D	2nd Floor Labs vinyl base	n/a	n/a	n/a
09D	Vinyl Base	n/a	n/a	n/a
09E	Painted/Sealed Concrete Floors	n/a	n/a	n/a
09f	Marble	n/a	n/a	n/a
09f	VM #70 - Change to Ceramic @ Bathroom	n/a	n/a	n/a
09C	Terrazzo Award	n/a	n/a	n/a	$	[***]	09C Bid Analysis
09C	VM #19 - Terrazzo in lieu of granite	n/a	n/a	n/a		$—
09C - COWR
9	Floor Protection Post Work	—	sf	$—		$—	Transfer to Division 1

	DESCRIPTION	QTY	UNIT	UNIT COST		GMP TOTAL		Comments

9	Composite Cleanup Crew	—	wk		$—		$—	Transfer to Division 1
9	Floor Preparation Prior to Work (excluding crack filling)	4,000	sf	$	[***]	$	[***]
9	100% Coverage Anti-Fracture Membrane	1	ls	$	[***]	$	[***]	Hard Bid
9	Moisture Barrier Primer	1	ls	$	[***]	$	[***]	Hard Bid
9	Overtime to maintain schedule	375	hr	$	[***]	$	[***]
	09D - COWR						$—
9	Moisture Test	3	ea	$	[***]	$	[***]
9	Composite Cleanup Crew	—	wk		$—		$—	Transfer to Division 1
9	Temporary Floor Protection	—	rolls		$—		$—	Transfer to Division 1
9	Final Cleaning	—	hr		$—		$—	Transfer to Division 1

	09E - COWR
9	Ventilation During Installation	6	wk	$	[***]	$	[***]
9	Floor Patch/Prep	9,961	sf	$	[***]	$	[***]
9	spec 09705 - epoxy in stairway						$—	Included in Div 22
9	Early application of epoxy “paint” for underneath process equipment - mobilization	1	ea	$	[***]	$	[***]
9	Composite Cleanup Crew	—	wk		$—		$—	Transfer to Division 1
9	Underlayment for Epoxy	9,961	sf	$	[***]	$	[***]

	09F - COWR
9	Floor Protection	—	sf		$—		$—	Transfer to Division 1
9	Flash Patching	6,500	sf	$	[***]	$	[***]
9	Composite Crew	—	wk		$—		$—	Transfer to Division 1
	09G - COWR
9	concrete sealer mechanical room floors	6,640	sf	$	[***]	$	[***]
9	Composite Crew	—	wk		$—		$—	Transfer to Division 1
9	Paint Color Schedule	1	ls	$	[***]	$	[***]

9	Additional Room Finishes	5	ea	$	[***]	$	[***]	RFI # 106
9	Finishes Repair and Relocation Work	1	ls	$	[***]	$	[***]	RFI # 109
09D	Linoleum	n/a	n/a	n/a			$—
	Additional office space @ 5th Floor	n/a	n/a	n/a
	Terrazzo	n/a	n/a	n/a

	Total Finishes					$	[***]

10 SPECIALTIES
06A	Fire Extinguishers	n/a	n/a	n/a			$—
10	Fire Extinguisher Signage	30	ea	$	[***]	$	[***]
07D	Louvers	n/a	n/a	n/a			$—	07D - Bid analysis
06A	Toilet Accessories - Single Bathroom	n/a	n/a	n/a			$—
06A	Toilet Accessories - Multi Bathroom	n/a	n/a	n/a			$—
06A	Mirrors - Single Bathroom	n/a	n/a	n/a			$—
06A	Mirrors - Multi Bathroom	n/a	n/a	n/a			$—
	Lockers	n/a	n/a	n/a
	Locker Bench	n/a	n/a	n/a

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL		Comments

06A	White Boards & Tack Boards	n/a	n/a	n/a		$—
10	Wall Bumpers	650	lf	$ [***]	$	[***]
10	Building Numbers	n/a	n/a	n/a		$—	Signage allowance
	Directory	n/a	n/a	n/a			Excluded
10A	Mecho Shades	n/a	n/a	n/a	$	[***]	10A Bid Analysis
10	VM #21A - Revised QTY of shades	n/a	n/a	n/a
10	Black Out Shades	n/a	n/a	n/a			Included in 10A
10	Awnings	n/a	n/a	n/a
	Impact Resistant Wall Panel System - P4	n/a	n/a	n/a
10	Glass Operable Partition at Conference Room	n/a	n/a	n/a		$—
10	VM #23 - Delete Glass Operable Partition	n/a	n/a	n/a		$—
10	Division Final Cleaning	—	hr	$—		$—	Transfer to Division 1
10	Knox Box Installation	1	ea	$ [***]	$	[***]	RFI # 149
10	Pit Cover Hatches	5	ea	$ [***]	$	[***]	RFI # 157
10	Angle for Davit	n/a	n/a	n/a		$—	Below in Div 22
10	Scaffolding for Davit installation	n/a	n/a	n/a		$—	Below in Div 22
10C	Davit	n/a	n/a	n/a		$—	Below in Div 22
	Total Specialties				$	[***]

11 EQUIPMENT
11	Kitchen Equipment	n/a	n/a	n/a		$—	By Owner
11	VM #24 - Reduce Kitchen Equipment	n/a	n/a	n/a		$—
	Vending Equipment	n/a	n/a	n/a		$—
	Dock Leveler & Bumpers	n/a	n/a	n/a		$—
	Trash Equipment	n/a	n/a	n/a		$—
	AV Projectors/ Projection Screens	n/a	n/a	n/a		$—
11	Photography - Professional	16	mo	$ [***]	$	[***]

	Total Equipment				$	[***]

12 FURNISHINGS
12	Entry Mat - Ground Level	300	sf	$ [***]	$	[***]	Re-work existing
12A	Casework	n/a	n/a	n/a	$	[***]	12A Bid Analysis
12	Air flow monitors for Fume Hoods	3	ea	$ [***]	$	[***]
12A	2nd Floor Lab Casework - Countertops	n/a	n/a	n/a		$—
12A	2nd Floor Lab Casework - wall cabinets	n/a	n/a	n/a		$—
12A	2nd Floor Lab Casework - Shelves	n/a	n/a	n/a		$—
12A	3rd Floor Lab Casework - Sink	n/a	n/a	n/a		$—
12A	Chemical Fume Hoods	n/a	n/a	n/a		$—
15A	Eye Wash Stations	n/a	n/a	n/a		$—
12A	Peg Boards	n/a	n/a	n/a		$—
12	Protection of Epoxy Tops	780	sf	$ [***]	$	[***]
12	Division Final Cleaning	—	hr	$—		$—	Transfer to Division 1
12	toe kick backer for cove	540	lf	$ [***]	$	[***]
12	vinyl base at casework	540	lf	$ [***]	$	[***]
	Total Furnishings				$	[***]

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL		Comments

13 SPECIAL CONSTRUCTION

	Total Special Construction					$—

14 CONVEYING SYSTEMS
14A	Elevator Award	n/a	n/a	n/a	$	[***]	ARL #10
14A	PE #1 - Cab Allowance	n/a	n/a	n/a		$—
14A	PE #2 - Elevator	n/a	n/a	n/a		$—
14A	PE #2 - Cab Allowance	n/a	n/a	n/a		$—
14A	FE #3 - Elevator	n/a	n/a	n/a		$—
14A	FE #3 - Cab Allowance	n/a	n/a	n/a		$—
14A	VM #62 - Use Holeless Hydro	n/a	n/a	n/a
14	Protection of Cabs	—	sf	$—		$—	Transfer to Division 1
14	Composite Crew	—	wks	$—		$—	Transfer to Division 1
14	Overtime - No LD’s	336	crew hrs	$ [***]	$	[***]	3 crews for 1 month
14	RFI #86 - Diamond Plate for Elevator Floor	1	ls	$ [***]	$	[***]	Hard Bid Alternate
14	Final Cleaning	—	hr	$—		$—	Transfer to Division 1

	Total Conveying System				$	[***]

15 MECHANICAL
	PLUMBING PIPING				$	[***]
	GENERAL CONDITIONS	n/a	n/a	n/a
15A	MECHANICAL & PLUMBING Award	n/a	n/a	n/a	$	[***]	ARL #15
15A	Secondary Roof Drain Overflow	n/a	n/a	n/a
15A	SANITARY PIPING	n/a	n/a	n/a
15A	VENT PIPING	n/a	n/a	n/a
15A	LAB/ACID WASTE PIPING	n/a	n/a	n/a
15A	DOMESTIC WATER PIPING	n/a	n/a	n/a
15A	VACUUM PIPING	n/a	n/a	n/a
15A	AIR PIPING	n/a	n/a	n/a
15A	NITROGEN PIPING	n/a	n/a	n/a
15A	INSULATION	n/a	n/a	n/a
15A	Piping Insulation	n/a	n/a	n/a
15A	Plumbing Fixtures and Rough-In	n/a	n/a	n/a
15A	Industrial Water - 4" Up and Capped @ Flrs	n/a	n/a	n/a
15A	Irrigation on Terraces	n/a	n/a	n/a
15A	Irrigation Supply Piping	n/a	n/a	n/a
15A	Heat Tracing	n/a	n/a	n/a
15A	MAKE-UP WATER PIPING	n/a	n/a	n/a
15A	Temporary Plumbing (Consumption)	n/a	n/a	n/a
15A	Trench Drains Mechanical Rooms	n/a	n/a	n/a
15A	Trench Drain at Bottom of Ramp	n/a	n/a	n/a
15A	Rework Existing Water	n/a	n/a	n/a

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL		Comments

	PLUMBING EQUIPMENT					$—
15A	General equipment - pumps, heaters	n/a	n/a	n/a
15	Evacuated Tube Assemblies	n/a	n/a	n/a		$—	Not included in GMP
15	VM #29A Reduction In Solar Hot Water System	n/a	n/a	n/a
	Lab waste neutralization skid	n/a	n/a	n/a
15A	Domestic Water Booster Pump	n/a	n/a	n/a
15A	Gas Piping	n/a	n/a	n/a
15A	VM #28 Delete Rain Water Storage System	n/a	n/a	n/a
15A	Rain Water Storage Tank and Piping	n/a	n/a	n/a

	HVAC PIPING					$—
HEATING WATER PIPING, VALVES, CONN.
15A	HWP - 4" SCH 40 CS	n/a	n/a	n/a
15A	HWRH - 3/4"	n/a	n/a	n/a
15A	CHILLED WATER PIPING, VALVES, CONN.	n/a	n/a	n/a
15A	CHWP - 8" SCH 40 CS	n/a	n/a	n/a
15A	Chiller Vent - 4" CI	n/a	n/a	n/a
15A	CONDENSER WATER PIPING 10"	n/a	n/a	n/a
15A	CONDENSATE DRAIN - 4" CI	n/a	n/a	n/a
15A	HVAC PIPING DISTRIBUTION	n/a	n/a	n/a
15A	Steam Supply - 8" SCH 40 CS	n/a	n/a	n/a
15A	Steam Condensate - 4" SCH 40 CS	n/a	n/a	n/a
15A	Refrigerant Piping for CRAC’s	n/a	n/a	n/a
15A	HVAC Piping Insulation	n/a	n/a	n/a
15	Firewatch	n/a	n/a	n/a

	HVAC AIR DISTRIBUTION				$	[***]
15A	Ductwork - Galvanized	n/a	n/a	n/a
15A	2nd Floor Lab ductwork - galvanized	n/a	n/a	n/a
15A	2nd Floor Lab disposable module HEPAs	n/a	n/a	n/a
15A	2nd Floor Lab Supply Air-flow Devices - VAV	n/a	n/a	n/a
15A	2nd Floor Lab exhaust air-flow devices	n/a	n/a	n/a
15A	2nd Floor Lab fume hood exhaust air-flow device	n/a	n/a	n/a
15A	Radial Ductwork Premium	n/a	n/a	n/a
15A	Ductwork - Aluminum	n/a	n/a	n/a
15A	Boiler Flue Piping	n/a	n/a	n/a
15A	Grilles, Registers, Diffusers	n/a	n/a	n/a
	15A COWR Unbought	n/a	n/a	n/a
15	Stainless Steel Duct Systems - Allowance - RFI 128	1	allow	$ [***]	$	[***]	ALLOWANCE - Material type to be determined by IPS
15	Fire Dampers Not Shown	15	ea	$ [***]	$	[***]	NIC RFI # 74

	DESCRIPTION	QTY	UNIT	UNIT COST		GMP TOTAL		Comments

15	Final Connections to Process Equipment	120	ea	$	[***]	$	[***]
15	BAS / WON Door Interface	1	PT	$	[***]	$	[***]
15	Additional Irrigation Supply Piping Not Shown	700	lf	$	[***]	$	[***]
15	Additional Heat Tracing (Irrig / Ftn / Rooftop, etc.)	375	lf	$	[***]	$	[***]
15	Additional Insulation (Irrig. / Ftn, etc.)	500	lf	$	[***]	$	[***]
15	Carbon Steel Vents Not Sized or Finalized on Z3.02/3	1	ls	$	[***]	$	[***]	Hard Bid Not in 17A
15	Temporary Facilities in Cellar Level (Mechanical Only)	—	ea		$—		$—	Transfer to Division 1
15	Temporary Heat / A/C Connections - Nat. Gas, etc.	9	ea	$	[***]	$	[***]
15	Temporary C.I. Or PVC for Garage Drain Piping	2	wk	$	[***]	$	[***]
15	Final C.I. And Supports of Garage Drain Piping	2	wk	$	[***]	$	[***]
15	WSSC Monitoring Port (at exterior grade)	1	ea	$	[***]	$	[***]
15	Completion of Deaerator Piping System	150	lf	$	[***]	$	[***]
15	Access Doors	50	ea	$	[***]	$	[***]
15	Room Pressure Testing	200	hr	$	[***]	$	[***]
15	HEPA Certification	240	hr	$	[***]	$	[***]
15	Mechanical Commissioning - ALLOWANCE	1	allow	$	[***]	$	[***]
15	BAS / PV Array Interface	1	PT	$	[***]	$	[***]
15	Core Drilling Existing for new work (DCW, Nat. Gas, etc.)	5	ea	$	[***]	$	[***]	Dual wall cores/link seals
15	Duct Offsets at AES System Supports and FP Supports	150	ea	$	[***]	$	[***]
15	Trapeze Hangers at AES System Supports and FP Supp.	50	ea	$	[***]	$	[***]
15	Spoils Removal	10	cy	$	[***]	$	[***]
15	Overtime - Off Hours Work / Shutdowns	365	crew hr	$	[***]	$	[***]
15	Coordinated DWGS Total Integration For All Trades	180	ea	$	[***]	$	[***]	20 dwgs per sub X 9 subs X 4 hrs per page x $[***]/hr
15	Crossover Fountain Piping Required	140	lf	$	[***]	$	[***]
15	Plumbing Fixture Caulking	60	ea	$	[***]	$	[***]
15	Slab Identification Prior to Coring	10	ea	$	[***]	$	[***]
15	HVAC Equipment connections	25	ea	$	[***]	$	[***]
15	Plumbing Equipment connections	15	ea	$	[***]	$	[***]
15	RFI # 55 - Add Planter Drains / Piping	330	lf	$	[***]	$	[***]
15	RFI # 57 - RHTP-2 Not Shown (HW Converter)	1	ea	$	[***]	$	[***]
15	RFI # 66 - Appliance Changes, Piping, BFP/VB’s	200	lf	$	[***]	$	[***]	4 additional appliance hookups - includes piping, valves, etc.
15	Ductwork equipment connections	10	ea	$	[***]	$	[***]
15	RFI # 82 - Walkable Ceiling - Addtn’l Conduit for BAS	1,400	lf	$	[***]	$	[***]

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL		Comments

15	Firewatch for Base Mechanical	—	wk	$—		$—	Transfer to Division 1
15	Firewatch for FF Mechanical	—	wk	$—		$—	Transfer to Division 1
15	Final Cleaning for Base Mechanical	—	hr	$—		$—	Transfer to Division 1
15	SCBA	1	ls	$ [***]	$	[***]
15	Flagmen / Traffic Control for Base Mechanical	—	wk	$—		$—	Transfer to Division 1
15	Flagmen / Traffic Control for Equipment / FF	—	wk	$—		$—	Transfer to Division 1
15	Final Cleaning for FF Mechanical	—	hr	$—		$—	Transfer to Division 1
15	EF-224, EF-47A, EF-47B Not Scheduled	3	ea	$ [***]	$	[***]
15A - COWR
15	RFI # 97 - Deaerators Spec. Completion	1	ls	$ [***]	$	[***]
15	RFI # 98 - RGD’s Spec. Completion	1	ls	$ [***]	$	[***]
15	RFI # 99 - Breechings, Chimneys, Stacks Spec. Compl.	1	ls	$ [***]	$	[***]
15	RFI # 100 - Chiller Spec. Completion	1	ls	$ [***]	$	[***]
15	RFI # 152.2 - Plumbing Fixtures	1	ls	$ [***]	$	[***]
15	RFI # 205 - Urinal Upgrade	4	ea	$ [***]	$	[***]
15	HEPA Replacements for Entire Job	75	ea	$ [***]	$	[***]
15	M/E Trailer Set-up	1	ls	$ [***]	$	[***]	(2 carp * 4days * $[***]/hr + 2 days removal + Carp truck)
15	M/E Trailer Set-Up Material	1	ls	$ [***]	$	[***]	Steps/Platforms to trailers
15	Evacuated Tubes Alternate	1	ls	$ [***]	$	[***]	ARL # 15 - Accepted ALT
15A	Duct Insulation	n/a	n/a	n/a

	HVAC EQUIPMENT					$—
15A	Air Handling Units	n/a	n/a	n/a
15A	Cooling Towers	n/a	n/a	n/a
15A	Exhaust Fans	n/a	n/a	n/a
15A	Chillers	n/a	n/a	n/a
15	SCBA	n/a	n/a	n/a
15A	Pumps (3 @ 20 HP, 15, 6 ea.)	n/a	n/a	n/a
15A	Air Conditioning Units	n/a	n/a	n/a
15A	Boilers	n/a	n/a	n/a
15A	Condensate Pump - Little Giant	n/a	n/a	n/a
15A	Computer Room Air Conditioners	n/a	n/a	n/a
15A	Air Terminal Units	n/a	n/a	n/a
15A	SSF-1	n/a	n/a	n/a
15A	VFD’s	n/a	n/a	n/a
15A	Motor Starters	n/a	n/a	n/a
15A	Disconnects	n/a	n/a	n/a
15A	Genset Piping / Mufflers	n/a	n/a	n/a
15A	Supplemental AC Units	n/a	n/a	n/a
15A	Stairwell Unit Heating Assemblies	n/a	n/a	n/a
15A	Air Door for Loading Area	n/a	n/a	n/a
15A	Oil Minder System	n/a	n/a	n/a
15A	HX	n/a	n/a	n/a

	DESCRIPTION	QTY	UNIT	UNIT COST		GMP TOTAL		Comments

15A	Electrical Unit Heaters for First Floor (Unocc.)	n/a	n/a	n/a
15A	Unit Heaters	n/a	n/a	n/a
15A	SAD’s / sound-lining,	n/a	n/a	n/a
15	Flagmen & Traffic Control	n/a	n/a	n/a
15A	Stair Pressurization System - allow	n/a	n/a	n/a

	CONTROLS						$—
15A	Building Management System and Controls	n/a	n/a	n/a
15A	Conduit	n/a	n/a	n/a
15A	Point of Use UPS	n/a	n/a	n/a

	TAB						$—
15A	TESTING AND BALANCING	n/a	n/a	n/a

	Fire Protection Piping					$	[***]
15B	Sprinkler Award	n/a	n/a	n/a		$	[***]	ARL #20R1
15B	Ordinary Hazard - Lab, FF, and M/E/P Spaces	n/a	n/a	n/a
15B	Dry Pipe - Garage (freeze areas)	n/a	n/a	n/a

15	Heat Tracing of Sprinkler Piping (Conn. By 16A)	100	lf	$	[***]	$	[***]	15B - Bid Analysis
15	Temporary Facilities in Cellar Level (Fire Prot. Only)	—	ls		$—		$—	15B - Bid Analysis - Transfer to Division 1
15	FM-200 Systems Interconnecting Conduit	4	ea	$	[***]	$	[***]	15B - Bid Analysis
15	Fire Marshal Time (Life Safety / Close-ins / Hydros)	200	hr	$	[***]	$	[***]	15B - Bid Analysis
15	Support steel above 3rd floor ceiling protection	7,500	lf	$	[***]	$	[***]
15	Trapeze Hangers / Support Steel at Fourth Floor Opening	50	ea	$	[***]	$	[***]	15B - Bid Analysis
15	Access Doors	15	ea	$	[***]	$	[***]	15B - Bid Analysis
15	Wet Pipe Systems (under coverage piping, minor relocations, etc.)	450	lf	$	[***]	$	[***]	15B - Bid Analysis
15	Wet Pipe Systems (3rd floor above ceiling protection & aesthetic changes to PEG layout, etc.)	4,660	lf	$	[***]	$	[***]
15	Dry Pipe Systems (under beam coverage - additional feeds per RFI)	1,375	lf	$	[***]	$	[***]
15	Core Drilling Existing for new work (Water Supply)	2	ea	$	[***]	$	[***]	15B - Bid Analysis
15	Overtime - Off Hours Work / Shutdowns	300	hr	$	[***]	$	[***]	15B - Bid Analysis
15	Slab Identification Prior to Coring	3	ea	$	[***]	$	[***]	15B - Bid Analysis
15	Final Cleaning for Fire Protection	—	hr		$—		$—	15B - Bid Analysis - Transfer to Division 1
15	Montgomery County Burn Permit	2	yr	$	[***]	$	[***]	15B - Bid Analysis

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL		Comments

15	Flagmen / Traffic Control for Fire Protection	—	wk	$—		$—	15B - Bid Analysis - Transfer to Division 1
15	Material Escalation	—%		$—		$—	not required
15B	FM-200/Pre-Action System	n/a	n/a	n/a

	Total Mechanical				$	[***]

16 ELECTRICAL
	Lighting & Branch				$	[***]
Interior lighting raceways and wiring
16A	ELECTRICAL	n/a	n/a	n/a	$	[***]	ARL #16
16A	1.5" Conduit	n/a	n/a	n/a
16A	2" Conduit	n/a	n/a	n/a
16A	MC Cable	n/a	n/a	n/a
16A	Junction boxes	n/a	n/a	n/a
16A	Install & Wire Interior Fixtures - 600V #10, #12	n/a	n/a	n/a
16A	Install Exterior Light Fixture	n/a	n/a	n/a
16A	F&I Light Pole Bases	n/a	n/a	n/a
16A	F&I Exterior underground conduit & Wire	n/a	n/a	n/a
16A	Light Fixtures - Furnish only	n/a	n/a	n/a
16A	Lighting Control System	n/a	n/a	n/a

	Wiring Devices & Branch					$—
Convenience Outlets & Branch Wiring
16A	1" Conduit	n/a	n/a	n/a
16A	1.5" Conduit	n/a	n/a	n/a
16A	2" Conduit	n/a	n/a	n/a
16A	MC Cable	n/a	n/a	n/a
16A	Conduit Premium	n/a	n/a	n/a
16A	Junction boxes	n/a	n/a	n/a
16A	Device wiring - 600V #10, #12	n/a	n/a	n/a
16A	Devices	n/a	n/a	n/a

	Tele/Data Communications					$—	16G is below
16A	Vertical & Horizontal Cabling	n/a	n/a	n/a
16A	Servers & Telephone Equipment	n/a	n/a	n/a
16A	Empty Raceways & String	n/a	n/a	n/a
16A	Cable tray / Basket	n/a	n/a	n/a
16A	1" Conduit	n/a	n/a	n/a
16A	2" Conduit	n/a	n/a	n/a

	Electrical Unbought Scope				$	[***]
16A	Vault Transformers	n/a	n/a	n/a
16A	Incoming Primary Cabling	n/a	n/a	n/a
16A	Secondary Cabling	n/a	n/a	n/a
16A	Utility Company Back charges	n/a	n/a	n/a
16A	4000amp, 460v Main Switchboard	n/a	n/a	n/a

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL		Comments

16A	Riser Equipment & Feeders	n/a	n/a	n/a
16A	Panel boards	n/a	n/a	n/a
16A	100A	n/a	n/a	n/a
16A	200A	n/a	n/a	n/a
16A	225A	n/a	n/a	n/a
16A	400A	n/a	n/a	n/a
16A	600A	n/a	n/a	n/a
16A	800A	n/a	n/a	n/a
16A	1600A	n/a	n/a	n/a
16A	Transformer 30KVA	n/a	n/a	n/a
16A	Transformer 45KVA	n/a	n/a	n/a
16A	Transformer 75KVA	n/a	n/a	n/a
16A	4"-6" Conduit	n/a	n/a	n/a
16A	2"-3" Conduit	n/a	n/a	n/a
16A	2" Conduit (Spare)	n/a	n/a	n/a
16A	2.5" Conduit (Spare)	n/a	n/a	n/a
16A	4" Conduit (Spare)	n/a	n/a	n/a
16A	A/V and LAN Rough-in	n/a	n/a	n/a
16A	Temporary Light & Power (By Owner)	n/a	n/a	n/a
	16A - COWR - Unbought
16	Security Distribution Conduit Required	4,300	lf	$ [***]	$	[***]	ARL #16
16	Data / Telecom Distribution Conduit Required	170	runs	$ [***]	$	[***]
16	AV / CCTV Distribution Conduit Required	2,000	lf	$ [***]	$	[***]
16	F/A Interconnecting Conduit Required	300	lf	$ [***]	$	[***]
16	Irrigation Distribution Conduit Required	700	lf	$ [***]	$	[***]
16	Sump Heater CKTS	3	ea	$ [***]	$	[***]
16	Shades CKTS	22	ea	$ [***]	$	[***]
16	Shades Low Voltage Wiring	22	ea	$ [***]	$	[***]
16	Maglock CKTS (Not on Siemens Low Voltage Power)	53	ea	$ [***]	$	[***]
16	Fire Dampers Not Shown (Wiring)	15	ea	$ [***]	$	[***]
16	Final Connections to Process Equipment	12	ea	$ [***]	$	[***]
16	WON Door Interconnecting Conduit	100	lf	$ [***]	$	[***]
16	Heat Tracing CKTS (Irrig / Ftn / Rooftop, etc.)	3	ea	$ [***]	$	[***]
16	Temporary Facilities in Cellar Level Electrical Only)	—	ls	$—		$—	Transfer to Division 1
16	Temporary Heat / A/C Connections - Electric, Brkrs, Disc	9	ea	$ [***]	$	[***]
16	Conduit for Oil Minder Systems	200	lf	$ [***]	$	[***]
16	Access Doors	30	ea	$ [***]	$	[***]
16	Receptacle Conflicts	50	ea	$ [***]	$	[***]
16	Electrical Equipment connections	25	ea	$ [***]	$	[***]
16	CIP Feed Not Scheduled (Feed, Breaker, Conduit)	1	ea	$ [***]	$	[***]

	DESCRIPTION	QTY	UNIT	UNIT COST		GMP TOTAL		Comments

16	Disconnects (Furnish and Install Loose)	5	ea	$	[***]	$	[***]
16	Interconnecting Sectional AHU (Power and Lighting)	12	ea	$	[***]	$	[***]
16	Power for Remote BAS Panels	8	ea	$	[***]	$	[***]
16	Power for Remote Security Panels	7	ea	$	[***]	$	[***]
16	Power for Remote XFMR Cans (BAS Controls)	4	ea	$	[***]	$	[***]
16	Blank-Off Remote Annunciator (Sheetmetal Cap)	1	ea	$	[***]	$	[***]
16	Electrical Commissioning - ALLOWANCE	1	allow	$	[***]	$	[***]
16	Core Drilling Existing for new work (F/A, Tele/Data, etc.)	3	ea	$	[***]	$	[***]
16	Spoils Removal	10	cy	$	[***]	$	[***]
16	Overtime - Off Hours Work / Shutdowns	530	hr	$	[***]	$	[***]
16	Crossover Fountain Wiring Required	100	lf	$	[***]	$	[***]
16	Slab Identification Prior to Coring	5	ea	$	[***]	$	[***]
16	Temporary Power for Specialty Equipment (Shot Blast)	32	hr	$	[***]	$	[***]
16	Connect to Schindler Elevator Security (F/A)	1	ls	$	[***]	$	[***]	2 pts at $[***]/ea
16	RFI # 65 - Isolator JB and Conduit Homerun (no power)	2	runs	$	[***]	$	[***]
16	RFI # 65 - Electric Feeds not shown	1,120	lf	$	[***]	$	[***]
16	RFI # 73 - LY0190A’s Location	60	lf	$	[***]	$	[***]
16	RFI # 85 - Power for Revised Door in SK	1	ckt	$	[***]	$	[***]
16	Final Cleaning for Base Electrical	—	hr		$—		$—	Transfer to Division 1
16	Flagmen / Traffic Control for Base Electrical	—	wk		$—		$—	Transfer to Division 1
16	Final Cleaning for FF Electrical	—	hr		$—		$—	Transfer to Division 1
16	EF-224, EF-47A, EF-47B Not Scheduled	3	ea	$	[***]	$	[***]
	16A - COWR
16	Conduit Scheduled for ENT - Run in EMT	12,000	lf	$	[***]	$	[***]
16	Loose Disconnects for VAV’s	37	ea	$	[***]	$	[***]
16	Control and FA Connection for H/T	2	pts	$	[***]	$	[***]	RFI # 132
16	RFI # 210 - Elec. Feeds Rev. # 3	1	ls	$	[***]	$	[***]
16	Additional PEPCO Lighting	2	ea	$	[***]	$	[***]	Addtn’l Pole and Bases (we have 9 total)
16	Trough Extension Due to PEPCO C/T	6	lf	$	[***]	$	[***]
16A	EPO Button in Phase 1	n/a	n/a	n/a
16A	Measurement and Verification System	n/a	n/a	n/a
16A	VM#1 - Delete Electrical Measurement Verification	n/a	n/a	n/a
16A	Sub-metering of future Tenant space	n/a	n/a	n/a

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL	Comments

	Emergency Generator & Distribution				$—
	275kva Natural Gas Generator	n/a	n/a	n/a
16A	880 kW Natural Gas Generation	n/a	n/a	n/a
16A	LS Transfer Switch (200amp) ATS-1	n/a	n/a	n/a
16A	LR Transfer Switch (400amp) ATS-2	n/a	n/a	n/a
16A	Automatic Transfer Switches	n/a	n/a	n/a
16A	ATS 4 & 5 (200 Amp)	n/a	n/a	n/a
16A	ATS-3 (800 Amp)	n/a	n/a	n/a
16A	UPS 60 KVA	n/a	n/a	n/a

	Lightning Protection & Grounding				$—
16A	Building Lightning Protection System	n/a	n/a	n/a
16A	Electric Service Grounding System	n/a	n/a	n/a
16A	Telephone Riser Grounding System	n/a	n/a	n/a
16A	TVSS Protection System	n/a	n/a	n/a

	Fire Alarm System				$—
16A	Modification / Expand Phase 1 FACP	n/a	n/a	n/a
16A	Smoke Control Panel	n/a	n/a	n/a
16A	Addressable Voice Evacuation System	n/a	n/a	n/a
16A	New Annunciator Panel	n/a	n/a	n/a
16A	Fire Alarm System Conduit	n/a	n/a	n/a

	Mechanical Equipment Wiring				$—
16A	250 Ton Chiller Connection	n/a	n/a	n/a
16A	20hp CHW Pump Connection	n/a	n/a	n/a
16A	275-Ton Cooling Tower Cell Connection	n/a	n/a	n/a
16A	Cooling Tower Sump Heater Connection	n/a	n/a	n/a
16A	Condenser Water Heat Tracing Connection	n/a	n/a	n/a
16A	15hp CW Pump Connection	n/a	n/a	n/a
16A	Heat Recovery Wheel Motor Connection	n/a	n/a	n/a
16A	Air Handler Unit Connection	n/a	n/a	n/a
16A	Fan Powered VAV Box Connection	n/a	n/a	n/a
16A	VAV Box Electric Reheat Coil Connection	n/a	n/a	n/a
16A	General and MEP Exhaust Fan Connections	n/a	n/a	n/a
16A	Misc. Unit Heaters	n/a	n/a	n/a
16A	Steam & Hot Water Boiler Connection	n/a	n/a	n/a
16A	Elevator Sump Pump Connection	n/a	n/a	n/a

	DESCRIPTION	QTY	UNIT	UNIT COST	GMP TOTAL		Comments

16A	Elevator Cab Light Connection	n/a	n/a	n/a
16A	Elevator Connection	n/a	n/a	n/a
16A	BAS Control Panel / Damper Connections	n/a	n/a	n/a
16A	Irrigation Pump Connection	n/a	n/a	n/a
16A	Air Compressor Connection	n/a	n/a	n/a
16A	Vacuum Pump Connection	n/a	n/a	n/a
16A	VFD Installation	n/a	n/a	n/a
16A	Starter Installation/ Disconnect	n/a	n/a	n/a
16A	5 HP HW Reheat Pump Connection	n/a	n/a	n/a
16A	ACU/CRAC Unit Connections	n/a	n/a	n/a
16A	Sidestream Filter Connection	n/a	n/a	n/a
16A	Effluent pH System Connection	n/a	n/a	n/a
16A	Sump Power Connections	n/a	n/a	n/a
16A	Domestic HW Pump Booster Connection	n/a	n/a	n/a
16A	Domestic Water Pump Booster Connection	n/a	n/a	n/a
16A	Motorized Roll Up Door Connection	n/a	n/a	n/a
16A	Motorized Lift Connection	n/a	n/a	n/a
16A	Triplex Motor Power Connection	n/a	n/a	n/a
16A	VM #56 - Reduce Quantity of Disconnects	n/a	n/a	n/a
16A	FRAC HP Re-Circ Pump Power Connection	n/a	n/a	n/a
16A	Duct Smoke Detectors Connection	n/a	n/a	n/a

	Temporary Power				$	[***]
16A	Temporary Power & Light	n/a	n/a	n/a
16B	Power to Tower Crane - Connect/Disconnect	1	ls	$ [***]	$	[***]	Mona
16C	Temporary Power from Phase 1 to Shed	1	ls	$ [***]	$	[***]	F.B.H
16C	Submetering of Phase 1	1	ls	$ [***]	$	[***]	PCO #04
16	Extension of Trailer Tele/Data Wiring	1	ls	$ [***]	$	[***]	Additional Stations

	Total Electrical				$	[***]

16G	Photovoltaic Array	1	ls	$ [***]	$	[***]	Includes VM #27A. Vermont Solar is not bondable and does not meet insurance req’ts.

16E	Security Controls	1	ls	$ [***]	$	[***]

16F	Data / Telecom	1	ls	$ [***]	$	[***]

	DESCRIPTION	QTY	UNIT	UNIT COST		GMP TOTAL		Comments

17	Phase 1 Modifications for Temporary Access
	Div 9 - Phase 1 Modifications					$	[***]
08B	Curtain Wall Mods					$	[***]	Service Glass
08B	Concrete Walkway					$	[***]	AMA - Concrete
17	Remaining Temp Mods in ARL #9					$	[***]

Div 16							$—
16	Fire Alarm Panel	1	ls	$	[***]	Incl Above		Included as Shown
16	Fire Alarm Annunciator Panel	1	ls	$	[***]	Incl Above		Included as Shown
16	Smoke Control Panel	1	ls	$	[***]	Incl Above		Included as Shown
16	Modify Phase 1 FA components	1	ls	$	[***]	Incl Above		Included as Shown
16	Duct Smoke Detectors						$—	None Shown

	Total Phase 1 Modifications					$	[***]

22 Allowances/Addenda
22	Bio-Wall Demo/Construction	1	allow	$	[***]	$	[***]	Demo, Power, HVAC, etc.
22	Light Fixtures - Furnish only	—					$—	Included in 16A
16G	Photovoltaic Array - Furnish and Install	—					$—	Included Above
22	Voice and Data - Cabling and Terminations	—					$—	Included Above in 16F
22	AV and TV systems - wiring, equipment, devices and screens	1	allow	$	[***]	$	[***]
	Security system - wiring and devices	—					$—	Included Above in 16E
22	Signage - Interior and Exterior - code req’d included	1	allow	$	[***]	$	[***]	Also Includes RFI #150, 169
22	VM #36 - Owner to Furnish Seat Elements	—					$—
22	Embeds / Bases for Site Art.	1	allow	$	[***]	$	[***]
22	Exterior site - Art Elements (Electronic and Physical)	—					$—	By Owner: UL Certification, Setting of Art, Purchase
22	Phase 1 Entrance Vestibule Modifications	1	allow	$	[***]	$	[***]	S.S. Panels, Cabling Re-work, Ductwork, rainleader work, Ceiling rework, etc.
22	Addendum #12 Issuance to Awarded Contracts	1	allow	$	[***]	$	[***]	PCO #13 - Alt B for stair towers is included
22	Addendum #13 Issuance to Awarded Contracts	1	allow	$	[***]	$	[***]	PCO #15
22	Addendum #14 - Mock-up	1	allow	$	[***]	$	[***]	PCO #16
22	Addendum #15	1	allow	$	[***]	$	[***]
22	WSSC - Modification to Drawings	1	allow	$	[***]	$	[***]
22	Signal Amplification System	1	allow	$	[***]	$	[***]	RFI # 88
22	Signal Amplification System Patching of Drywall	1	allow	$	[***]	$	[***]
22	Addendum #16	1	allow	$	[***]	$	[***]
22	RFI#65 - Electrical Feeds to be determined	—			$—		$—	Included in Division 16
22	ASK-001 DPS changes from IPS	—			$—		$—	Included with Addendum 16

	DESCRIPTION	QTY	UNIT	UNIT COST		GMP TOTAL		Comments

22	Fire Watch for Phase 1 FA Modifications	—			$—		$—	Included in Division 1
22	MD State sales tax increase	1	allow	$	[***]	$	[***]
22	RFI 93: Change in Clg tile grid	—			$—		$—	Included in award
22	Angle for Davit	1	allow	$	[***]	$	[***]
22	Scaffolding for Davit installation	1	allow	$	[***]	$	[***]
22	Davits	1	allow	$	[***]	$	[***]
22	Sound Testing - STC Ratings	1	allow	$	[***]	$	[***]
22	Insurance Related Deductibles	1	allow	$	[***]	$	[***]
22	Fire Rated wall conflicts	—			$—		$—	Included in Division 9
22	Independent Testing (Stone, Soils, Sealants, Landscaping, etc...)	1	allow	$	[***]	$	[***]
22	Ceiling conflicts	—			$—		$—	Included in Division 9
22	RFI # 238 thru end	—			$—		$—	Excluded, No responses included post 5/16/08
22	Process equipment start up, install, assembly, connections, delivery, rigging, etc...						$—	Separate Allowance - See Exhibit D and Summary
	Total Allowances/Addenda					$	[***]

United Therapeutics Phases 2A

10/14/2008 revised GMP

Fill Finish Detail

	DESCRIPTION	GMP QUANTITY	UNIT	GMP UNIT COST	GMP Total		COMMENTS

1 GENERAL REQUIREMENTS

2 SITEWORK

3 CONCRETE
03A	equipment pads	—	sf	$—		$—
3	locker bases	40	sf	$ [***]	$	[***]
3	dyke exterior of water room	170	lf	$ [***]	$	[***]
3	dyke interior of water room	130	lf	$ [***]	$	[***]
3	dyke exterior of mechanical floors	450	lf	$ [***]	$	[***]
3	dyke interior of mechanical floors	330	lf	$ [***]	$	[***]
3	inertia bases - pumps/fans	5	cy	$ [***]	$	[***]
3	misc grouting	160	hr	$ [***]	$	[***]
3	form pit for pit scale
3	site final cleaning	—	hr	$—		$—	Transfer to Division 1

	Total Concrete				$	[***]

4 MASONRY
15A	sleeves for shaft penetrations	n/a	n/a	n/a		$—

	Total Masonry					$—

5 STEEL & METALS
	elevator pit ladders	n/a	n/a	n/a
05A	stairs	n/a	n/a	n/a		$—
05A	handrail, stairs and landings/platforms	n/a	n/a	n/a		$—
05A	handrail, edge of opening to walkable ceiling, edge of raised mech area	n/a	n/a	n/a		$—
05B	rail inside glass exterior wall	n/a	n/a	n/a		$—
05A	steel grating	n/a	n/a	n/a		$—
05A	minor access platform at WFI tank - framing	n/a	n/a	n/a		$—
05A	ships ladder	n/a	n/a	n/a		$—
5	misc steel at slab penetrations	n/a	n/a	n/a			Carried in BB Div 5
5	safety floor openings / shafts	n/a	n/a	n/a		$—	Carried in BB Div 5
05A	pipe bollards	n/a	n/a	n/a		$—
5	misc steel for equipment lifting, hoists	n/a	n/a	n/a		$—	Carried in BB Div 5
17	heat exchanger supports	n/a	n/a	n/a		$—	In Div 17
13	Add’l supports for items mounted to MPS Panels	9	ea	$ [***]	$	[***]
15A	steel supports for LAFs	n/a	n/a	n/a		$—
5	embeds for pit scale	n/a	n/a	n/a		$—
5	site final cleaning	—	hr	$—		$—	Transfer to Division 1
5	fire watch	—	hr	$—		$—	Transfer to Division 1
5	Small tank platform at WFI tank	1	ls	$ [***]	$	[***]
5	Small tank platform at USB tank	1	ls	$ [***]	$	[***]
5	material fence	80	lf	$ [***]	$	[***]

	Total Steel & Metals				$	[***]

6 WOOD & PLASTICS

Total Wood & Plastics

7 THERMAL & MOISTURE PROTECTION
7	building skin openings for equipment installation	2	ea	$ [***]	$	[***]
7	interior caulking	26,580	sf	$ [***]	$	[***]
7	fire stopping / caulking	26,580	sf	$ [***]	$	[***]
7	site final cleaning	—	hr	$—		$—	Transfer to Division 1

Total Thermal & Moisture Protection					$	[***]

8 DOORS & WINDOWS
06A	metal doors, frames, hardware, single leaf	n/a	ea	n/a		$—
06A	metal doors, frames, hardware, double leaf	n/a	ea	n/a		$—
13A	panel system door, single leaf	n/a	ea	n/a		$—
13A	panel system door, double leaf	n/a	ea	n/a		$—
13	interlocks / maglocks	n/a	ea	n/a		$—
13	door position switches on panel system door leaves	n/a	ea	n/a		$—
16E	card key / security	n/a	ea	n/a		$—
13A	panel system window	n/a	ea	n/a		$—

	DESCRIPTION	GMP QUANTITY	UNIT	GMP UNIT COST		GMP Total		COMMENTS

6	site final cleaning	—	hr		$—		$—	Transfer to Division 1

	Total Doors & Windows						$—

9 FINISHES
	Walls					$	[***]
13A	panel system walls	n/a	ea	n/a			$—
13A	misc openings in panels (or premium for airwall)	n/a	ea	n/a
13	panel system access doors for condensate coolers	n/a	ea	n/a
09A	drywall partitions	n/a	ea	n/a
09A	drywall one side	n/a	ea	n/a
09A	drywall one side - perimeter mech areas	n/a	ea	n/a
09A	skim coat	n/a	ea	n/a
9	blocking/backing	200	lf	$	[***]	$	[***]	per foot of wall - three lines
9	site final cleaning	—	hr		$—		$—	Transfer to Division 1
9	protection of finishes	0	n/a		$—		$—	Transfer to Division 1

	Ceilings					$	[***]
13A	panel system ceilings	1	ls	$	[***]	$	[***]	13A Bid Analysis
	13A - COWR Contingency
13	additional recessed utility panels openings	5	ea	$	[***]	$	[***]
13	Access Doors	20	ea	$	[***]	$	[***]
13	panel-built pipe chases to enclose exposed pipe	6	ea	$	[***]	$	[***]
13	permanent fall protection at ceiling perimeter	150	lf	$	[***]	$	[***]
13	13A - COWR Unbought Scope
13	Revisions per ASK-001 3/5/2008					$	[***]
13	Low wall return at wrapping area 326	160	sf	$	[***]	$	[***]
13	Bulkhead/wall panels around terminal sterilizer	100	sf	$	[***]	$	[***]
13	Bulkhead/wall panels around component washer	160	sf	$	[***]	$	[***]
13	Bulkhead/wall panels around component sterilizer	50	sf	$	[***]	$	[***]
13	Bulkhead/wall panels around vial washer & tunnel	100	sf	$	[***]	$	[***]
13	Bulkhead/wall panels around lyo	20	sf	$	[***]	$	[***]
13	Bulkhead/wall panels around BFS	100	sf	$	[***]	$	[***]
13	Bulkhead/wall panels around face of cold room 318	50	sf	$	[***]	$	[***]
13	Bulkhead/wall panels around face of cold room 349	50	sf	$	[***]	$	[***]
13	face trim for LAFs to mate with ceiling panels	6	ea	$	[***]	$	[***]
13	LAF softwalls	90	lf	$	[***]	$	[***]
13	Additional power/conduit for interlocks	10	ea	$	[***]	$	[***]
13	HEPA housing mounting brackets	71	ea	$	[***]	$	[***]
13	SS Corner guards (low cost, not custom)	48	ea	$	[***]	$	[***]
13	Additional laminate for walls shown painted	600	sf	$	[***]	$	[***]
13	GWB wall prep/priming for plastic	5,880	sf	$	[***]	$	[***]
13	Curb/support for floor-standing control panels standing in MPS wall chase	100	sf	$	[***]	$	[***]
13	Door position switches	68	leaves	$	[***]	$	[***]
13	Cleanroom caulking of details by mechanical, electrical, sprinkler...	160	hrs	$	[***]	$	[***]
13	Fall protection for leading edge during equipment installation/partial ceiling period	100	lf	$	[***]	$	[***]
13	Overtime - Off Hours Work / Equipment Coordination 5x10x8x30 (premium only)	400	hrs	$	[***]	$	[***]
13	Final Cleaning	—	hrs		$—		$—	Transfer to Division 1
13	Flagmen / Traffic Control	—	hrs		$—		$—	Transfer to Division 1
13	Protection of Walls/Doors	—	sf		$—		$—
13A	HEPA/light openings in panels	n/a	ea	n/a
13A	isolator openings in ceiling panels	n/a	ea	n/a
13A	LAF openings in ceiling panels	n/a	ea	n/a
15B	panel ceiling sprinkler head assembly	n/a	ea	n/a
	cleanroom grid	n/a	ea	n/a
	drywall ceiling	n/a	ea	n/a
09A	ACT / grid ceiling	n/a	ea	n/a

	Paint						$—
09G	paint “ceiling” / underside of structure	n/a	ea	n/a
09G	paint structure columns, beams, etc	n/a	ea	n/a
09G	paint stairs, railings, platforms	n/a	ea	n/a
09G	epoxy paint (water based) - ceilings	n/a	ea	n/a
09G	epoxy paint (water based) - walls	n/a	ea	n/a

	DESCRIPTION	GMP QUANTITY	UNIT	GMP UNIT COST	GMP Total		COMMENTS

09G	block filler	n/a	ea	n/a
09G	paint - block walls	n/a	ea	n/a
09G	VM #8 - Cleanable Surface & Stairs - Block filler & Laytex Paint	n/a	ea	n/a
09G	paint - perimeter mech areas	n/a	ea	n/a
09G	paint exposed piping, mech, sprinkler	n/a	ea	n/a

	Wall covering					$—
13A	plastic sheet face for drywall -mtl/comp staging	n/a	ea	n/a
09G	primer for above	n/a	ea	n/a

	Flooring					$—
09C	floor preparation	n/a	ea	n/a
09C	epoxy flooring	n/a	ea	n/a
9	temporary floor protection	—	sf	$—		$—
09D	VCT	n/a	ea	n/a
09D	vinyl base	n/a	ea	n/a
09G	concrete sealer/paint	n/a	ea	n/a

	Total Finishes				$	[***]

10 SPECIALTIES
06A	lockers, stainless steel	n/a	ea	n/a
06A	fire extinguishers, ss cabinet	n/a	ea	n/a
06A	changing room mirrors	n/a	ea	n/a
10	interior signage	59	ea	$ [***]	$	[***]
05B	gowning benches	n/a	ea	n/a		$—	See 05B COWR base building
10	SS supply cabinet	1	ea	$ [***]	$	[***]
10	SS tables	2	ea	$ [***]	$	[***]
05B	stainless sani rail	n/a	ea	n/a
10	ss corner guards	4	ea	$ [***]	$	[***]
10	Changing room stalls	2	ea	$ [***]	$	[***]
10	site final cleaning	—	hr	$—		$—	Transfer to Division 1

	Total Specialties				$	[***]

11 EQUIPMENT
15A	LAF 1	n/a	ea	n/a		$—	All Equipment in FFEA - See Exhibit D
15A	LAF 2	n/a	ea	n/a		$—	All Equipment in FFEA - See Exhibit D
15A	LAF 3	n/a	ea	n/a		$—	All Equipment in FFEA - See Exhibit D
15A	LAF 4 not yet shown	n/a	ea	n/a		$—	All Equipment in FFEA - See Exhibit D
11	process equipment	n/a	n/a	n/a			All Equipment in FFEA - See Exhibit D
11	process equipment delivery and rigging	n/a	n/a	n/a		$—	All Equipment in FFEA - See Exhibit D
11	Additional Cooling/ Heating for equipment	n/a	n/a	n/a			All Equipment in FFEA - See Exhibit D
11	Landing Platform for Equipment	n/a	n/a	n/a		$—	All Equipment in FFEA - See Exhibit D
11	Process Equipment Set by 17B	n/a	n/a	n/a		$—	All Equipment in FFEA - See Exhibit D
11	Security Services	8	months	$ [***]	$	[***]	Assumed 8 Mos, at non occupied times, unarmed
11	process equipment installation, assembly, connections	n/a	n/a	n/a			All Equipment in FFEA - See Exhibit D
15	Mechanical Connections to Process Equipment	n/a	n/a	n/a		$—	All Equipment in FFEA - See Exhibit D
15	Duct Connections to Isolators	n/a	n/a	n/a		$—	All Equipment in FFEA - See Exhibit D
17	Process Piping Connections to Equipment	n/a	n/a	n/a		$—	All Equipment in FFEA - See Exhibit D
11	Installation & assembly of WT Procured Equipment Unassigned	n/a	n/a	n/a		$—	All Equipment in FFEA - See Exhibit D
17	Installation & assembly of WT Procured Equipment in div 17	n/a	n/a	n/a			All Equipment in FFEA - See Exhibit D
17C	process equipment controls	1	ls	$ [***]	$	[***]	CP 343 only (WFI & USP controls & instruments)
11	process equipment startup for UT Supplied Equipment	n/a	n/a	n/a			All Equipment in FFEA - See Exhibit D

	DESCRIPTION	GMP QUANTITY	UNIT	GMP UNIT COST	GMP Total	COMMENTS

15	Process Equipment Start-up for Mech Systems for WT Procured Equip	n/a	n/a	n/a	$—	All Equipment in FFEA - See Exhibit D
17	Process Equipment Start-up for WT Procured Equipment	n/a	n/a	n/a	$—	All Equipment in FFEA - See Exhibit D
	process equipment validation	n/a	n/a	n/a		All Equipment in FFEA - See Exhibit D
11	photography & video	8	mo	$ [***]	$ [***]
15	site final cleaning	—	ls	$—	$—	Transfer to Division 1
15	flagmen	—	hr	$—	$—	Transfer to Division 1
15	traffic control	—	hr	$—	$—	Transfer to Division 1
	2nd Floor Lab Equipment not included (fume hoods, laminar flow hoods, flammable storage cabinets, autoclaves, refrigerators, incubators, free-standing shelving and cabinets)	0				All Equipment in FFEA - See Exhibit D
02C	Additional surveying for Critical equipment	48	crew hrs	$ [***]	$ [***]

	Total Equipment				$ [***]

12 FURNISHINGS
12A	casework, ss base and countertop, no wall cabinets or shelving	—	lf	$—	$—	All Equipment in FFEA - See Exhibit D
12A	ss sinks in countertop	—	ea	$—	$—	All Equipment in FFEA - See Exhibit D
12A	ss sinks freestanding with drainboard	—	ea	$—	$—	All Equipment in FFEA - See Exhibit D

	Total Furnishings				$—

13 SPECIAL CONSTRUCTION
	coldrooms	0	ea		$—	All Equipment in FFEA - See Exhibit D
	fume hoods	0	ea		$—	All Equipment in FFEA - See Exhibit D
	security systems, card readers, cctv	0	ea		$—	By Owner
13	RFI # 163 - Additional Plastic Wall Partitions	1	ls	$ [***]	$ [***]
	Total Special Construction				$ [***]

14 CONVEYING SYSTEMS
	FE #3 - elevator					Included in Base Building
14A	special elevator security	n/a	ea	n/a	$—
14A	special elevator security	n/a	ea	n/a	$—
14A	upgrade cab finishes for cleanability	n/a	ea	n/a	$—
14	1st floor hydraulic lift	n/a	ea	n/a	$—	Removed from Project
14	Elevator Operator	1040	hr	$ [***]	$ [***]
14	site final cleaning	—	hr	$—	$—	Transfer to Division 1
14	watchmen/security	n/a	ea	n/a	$—	Included in Div 11

	Total Conveying System				$ [***]

15 MECHANICAL
	PLUMBING PIPING				$—
15A	sanitary waste, cast iron	n/a	lf	n/a	$—
15A	sanitary vent	n/a	lf	n/a	$—
15A	sanitary waste connections / drains	n/a	lf	n/a	$—
15A	trap priming	n/a	lf	n/a	$—
15A	process waste	n/a	lf	n/a	$—
15A	process waste - vent	n/a	lf	n/a	$—
15A	process waste and vent	n/a	lf	n/a	$—
15A	2nd Floor Lab process waste behind sinks	n/a	lf	n/a	$—
15A	process waste connection/drain	n/a	lf	n/a	$—
15A	trap priming	n/a	lf	n/a	$—
15A	clearwater waste AHU condensate	n/a	lf	n/a	$—
15A	clearwater waste AHU condensate	n/a	lf	n/a	$—
15A	clearwater waste connections	n/a	lf	n/a	$—
15A	quench pots for hot discharge small	n/a	lf	n/a	$—
15A	quench pots for hot discharge large	n/a	lf	n/a	$—
15A	tempered water	n/a	lf	n/a	$—
15A	tempered water - thermostatic valve	n/a	lf	n/a	$—
15A	tempered water - pump	n/a	lf	n/a	$—
15A	tempered water - small tank	n/a	lf	n/a	$—
15A	cold potable / non-potable water	n/a	lf	n/a	$—
15A	cold water connections	n/a	lf	n/a	$—

	DESCRIPTION	GMP QUANTITY	UNIT	GMP UNIT COST	GMP Total	COMMENTS

15A	hot potable / non-potable water	n/a	lf	n/a	$—
15A	hot water connections	n/a	lf	n/a	$—
15A	water heater	n/a	lf	n/a	$—
15A	hot Water Circulation Pump	n/a	lf	n/a	$—
15A	backflow preventors	n/a	lf	n/a	$—
15A	small backflow preventors	n/a	lf	n/a	$—
15A	vacuum	n/a	lf	n/a	$—
15A	vacuum exhaust	n/a	lf	n/a	$—
15A	BFS Vacuum System	n/a	lf	n/a	$—
15A	Compressed Air, brazed copper	n/a	lf	n/a	$—
17B	compressed air point of use filter station (Z2.11F)	n/a	lf	n/a
15A	air compressor system	n/a	lf	n/a
15A	nitrogen, brazed copper	n/a	lf	n/a
15A	nitrogen manifold / regulator / rack assembly	n/a	lf	n/a
17B	nitrogen point of use station (Z2.13F)	n/a	lf	n/a
15	Firewatch	n/a	lf	n/a		Included in B.B. award
15	site / final cleaning	n/a	lf	n/a		Included in B.B. award
15	temporary plumbing (consumption)	n/a	lf	n/a	$—	By Owner

	PLUMBING EQUIPMENT				$—
15A	shower / eyewash, lab / mech space	n/a	lf	n/a	$—
15A	shower / eyewash, cleanroom	n/a	lf	n/a	$—
15A	Lab waste neutralization skid	n/a	lf	n/a	$—

	HVAC PIPING				$—
15A	reheat, large approx 4"	n/a	lf	n/a
15A	reheat, med approx 2 & 1 1/2"	n/a	lf	n/a
15A	reheat, small approx 1" and smaller	n/a	lf	n/a
15A	reheat connections	n/a	lf	n/a
15A	chilled water, main approx 8"	n/a	lf	n/a
15A	chilled water, large approx 4"	n/a	lf	n/a
15A	chilled water, small approx 1 1/2"	n/a	lf	n/a
15A	chilled water connections	n/a	lf	n/a
15A	steam and condensate, large approx 4"	n/a	lf	n/a
15A	steam and condensate, approx 2"	n/a	lf	n/a
15A	steam and condensate, 1" sch 80 thrd	n/a	lf	n/a
15A	prv for low pressure preheat	n/a	lf	n/a
15A	steam/cond connections	n/a	lf	n/a
15	Firewatch	n/a	lf	n/a	$—	Included in B.B. award

	Piping Insulation - HVAC, Plumbing, Process				$—
15A	2" and smaller insulation	n/a	lf	n/a
15A	3" and 4" insulation	n/a	lf	n/a
15A	6" and 8" insulation	n/a	lf	n/a
15A	cleanroom grade insulation	n/a	lf	n/a

	HVAC AIR DISTRIBUTION				$—
15A	ductwork - galvanized	n/a	lf	n/a
15A	ductwork - stainless	n/a	lf	n/a
15A	duct insulation	n/a	lf	n/a
15	autoclave / canopy Hoods	n/a	lf	n/a	$—
15A	disposable module HEPAs	n/a	lf	n/a
15A	Supply Air-flow Devices - VAV w/ RHC	n/a	lf	n/a
15A	Supply Air-flow Devices - VAV box	n/a	lf	n/a
15A	exhaust air-flow devices	n/a	lf	n/a
15A	autoclave/washer/fume hood exhaust air-flow devices	n/a	lf	n/a
15A	separate reheat coils	n/a	lf	n/a
15A	separate AMD	n/a	lf	n/a

	HVAC EQUIPMENT				$—
15A	MAU 4-1	n/a	cfm	n/a
15A	AHU 4-2	n/a	lf	n/a
15A	AHU 4-3	n/a	lf	n/a
15A	AHU 4-4	n/a	lf	n/a
15A	AHU 4-5	n/a	lf	n/a
15A	AHU 4-6	n/a	lf	n/a
15A	AHU 4-7	n/a	lf	n/a
15A	FCUs for mechanical areas	n/a	lf	n/a
15A	AHU 4-9	n/a	lf	n/a

	DESCRIPTION	GMP QUANTITY	UNIT	GMP UNIT COST	GMP Total		COMMENTS

15A	Duct Smoke Detectors	n/a	lf	n/a
15A	RAF - 4 - 2	n/a	lf	n/a
15A	RAF - 4 - 3	n/a	lf	n/a
15A	RAF - 4 - 4	n/a	lf	n/a
15A	RAF - 4 - 5	n/a	lf	n/a
15A	RAF - 4 - 6	n/a	lf	n/a
15A	RAF - 4 - 7	n/a	lf	n/a
15A	RAF - 4 - 9	n/a	lf	n/a
15A	EF - 4 - 2	n/a	lf	n/a
15A	EF - 4 - 4	n/a	lf	n/a
15A	EF - 4 - 6	n/a	lf	n/a
15A	EF 1	n/a	lf	n/a
15A	EF 2	n/a	lf	n/a
15A	EF 3	n/a	lf	n/a
15A	EF 4	n/a	lf	n/a
15A	EF 5	n/a	lf	n/a
15A	EF 6	n/a	lf	n/a
15A	EF 7	n/a	lf	n/a
15A	EF 8	n/a	lf	n/a
15A	EF 9	n/a	lf	n/a
15A	EF 10	n/a	lf	n/a
15A	EF 11	n/a	lf	n/a
15A	EF 12	n/a	lf	n/a
15A	Sound Attenuators	n/a	lf	n/a
15A	process chilled water system - secondary chiller / economizer heat exchanger for low load	n/a	lf	n/a
15A	Variable Frequency Drives	n/a	lf	n/a
15A	Misc motor Starters and Disconnects	n/a	lf	n/a
15A	Vibration Isolation	n/a	lf	n/a
15A	mechanical equipment rigging	n/a	lf	n/a
15A	Core Drilling/Sawcutting	n/a	lf	n/a
15A	spill containment, special fire protection for lyo	n/a	lf	n/a			not included at this time
15A	Coordination Drawings	n/a	lf	n/a
15A	heat recovery system - coils, pipe, and pump	n/a	lf	n/a			none

	CONTROLS					$—
15A	BAS for cleanrooms	n/a	lf	n/a
15A	BAS for cleanroom support	n/a	lf	n/a
15A	BAS for remainder of FF	n/a	lf	n/a

	TAB					$—
15A	Test & Balance	n/a	lf	n/a
15	isolator exhaust duct leak testing	n/a	lf	n/a		$—	Included in B.B. award
15	Room Pressure Testing	n/a	lf	n/a		$—	Included in B.B. award
15	HEPA certification	n/a	lf	n/a		$—	Included in B.B. award
15	mechanical commissioning	n/a	lf	n/a		$—	Included in B.B. award

	Process Piping				$	[***]
17B	Process Piping Award	n/a	lf	n/a	$	[***]	17A Bid Analysis
17B	USP use points	n/a	lf	n/a		$—
17B	USP valves, instruments	n/a	lf	n/a		$—
	USP generation	n/a	lf	n/a		$—	All Equipment in FFEA - See Exhibit D
17B	WFI orbitally welded sanitary tube	n/a	lf	n/a		$—
17B	WFI use points	n/a	lf	n/a		$—
17B	WFI inline and sample valves	n/a	lf	n/a		$—
17B	WFI coolers (assembly with HX and 4 valves)	n/a	lf	n/a		$—
17B	WFI cooler controllers	n/a	lf	n/a		$—
	WFI generation (still, tank, pump, loop heater HX…)	n/a	lf	n/a		$—	All Equipment in FFEA - See Exhibit D
17B	clean steam orbitally welded sanitary tube	n/a	lf	n/a		$—
17B	clean steam use point	n/a	lf	n/a		$—
17B	clean steam condensate points	n/a	lf	n/a		$—
17B	clean steam condensate	n/a	lf	n/a		$—
17B	misc drains, rupture disk vents	n/a	lf	n/a		$—
17B	clean steam regulators	n/a	lf	n/a		$—
	clean steam generation	n/a	lf	n/a		$—	All Equipment in FFEA - See Exhibit D
17B	process transfer orbitally welded sanitary tube	n/a	lf	n/a		$—
17B	process transfer line valves	n/a	lf	n/a		$—

	DESCRIPTION	GMP QUANTITY	UNIT	GMP UNIT COST	GMP Total		COMMENTS

17B	utility panels	n/a	lf	n/a		$—
17B	CIP system piping	n/a	lf	n/a		$—
17B	CIP valves	n/a	lf	n/a		$—
17B	CIP hoses	n/a	lf	n/a		$—
17	CIP system return pumps	n/a	lf	n/a		$—	All Equipment in FFEA - See Exhibit D
17B	process vents to roof	n/a	lf	n/a
17	equipment & tank trim and connections drain, vent, filter etc lines field-built (probably not included in vendor/equipment installation budget)	n/a	lf	n/a		$—
17B	sample point drain funnel assemblies	n/a	lf	n/a		$—
	17B - COWR Contingency
17	Techlite insulation in clean rooms	1	ea	$ [***]	$	[***]
17	additional hose length 44 hoses x 2+ ft	100	lf	$ [***]	$	[***]
17	add sample valve to XV20504	1	ea	$ [***]	$	[***]
17	add stainless/clean details to chilled water/drain connections at 3 POU heat exchangers	3	ea	$ [***]	$	[***]
17	Potential revised/additional venting to roof	1,000	lf	$ [***]	$	[***]
	17B - COWR Unbought Scope
17	Recessed utility panels stainless assembly	3	ea	$ [***]	$	[***]
17	Clean steam use point plate stainless assembly	1	ea	$ [***]	$	[***]
17	Clean gas/filter use point plate stainless assembly	8	ea	$ [***]	$	[***]
17	Additional clean regulators (3 scheduled, 8 shown)	5	ea	$ [***]	$	[***]
17	compressed air and nitrogen drop from above ceiling 8 locations	80	lf	$ [***]	$	[***]
17	misc steel stands for HXs (for 3 major process heat exchangers)	3	ea	$ [***]	$	[***]
17	roofing (for vents)	20	ea	$ [***]	$	[***]
17	fab shop setup - garage level 80lf x 10ft x $[***] mtl + 2x5days x 8hrs x [***] + 5truck x [***]	1	ls	$ [***]	$	[***]
17	fab shop setup - 4th level 30lf x 12ft x $[***] mtl + 2x3days x 8hrs x [***] + 3truck x [***]	1	ls	$ [***]	$	[***]
17	material/equipment security area locked cage $[***] cage $[***] install	1	ls	$ [***]	$	[***]
17	temporary fabrication shop heat	5	mo	$ [***]	$	[***]
17	temp electric for passivation boiler 100A (setup close to panel)	20	lf	$ [***]	$	[***]
17	temp electric for orbital welding	80	lf	$ [***]	$	[***]
17	equipment landing pad - 3rd floor platform for major equipment	5	mo	$ [***]	$	[***]
17	commissioning support 2 x 4wks x 40hrs x $[***]	320	hrs	$ [***]	$	[***]
17	Overtime - Off Hours Work / Equipment Coordination 5 x 10days x 10hrs x $[***] (differential only)	500	hrs	$ [***]	$	[***]
17	Final Cleaning	—	hrs	$—		$—	Transfer to Division 1
17	GC Fee on Process Piping					$—	Included On Front Page
17	Flagmen / Traffic Control	—	hrs	$—		$—	Transfer to Division 1

	FIRE PROTECTION					$—
15B	sprinkler, cleanrooms	n/a	lf	n/a		$—
15B	sprinkler, cleanroom support areas	n/a	lf	n/a		$—
15B	sprinkler, mechanical areas	n/a	lf	n/a		$—

	Total Mechanical				$	[***]

16 ELECTRICAL						$—
16A	power panels, mechanical panels, process panels, and feeders	n/a		n/a	Incl
16A	Conduit and Raceways	n/a		n/a	Incl
16A	Penetrations and Sealants	n/a		n/a	Incl
16A	Motor Starters, Motor Control Center & Mech Equip Feeds	n/a		n/a	Incl
15A	Variable Frequency Drives (mech eqpt)	n/a		n/a
16A	motor starters (mech eqpt)	n/a		n/a	Incl
16A	disconnects (mech eqpt)	n/a		n/a	Incl
16A	Lighting Panels and wire	n/a		n/a	Incl
16A	C fixture cleanroom light (mostly 2x4)	n/a		n/a	Incl
16A	A1 fixture 2x4	n/a		n/a	Incl
16A	B1 fixture 2x4	n/a		n/a	Incl
16A	F fixture 4' 2 lamp mechanical rooms	n/a		n/a	Incl
16A	battery ballasts	n/a		n/a	Incl
16A	lamps	n/a		n/a	Incl
16A	Devices and Outlets	n/a		n/a	Incl
16A	additional construction power & light	n/a		n/a	Incl
16A	Fire Alarm Voice Evacuation System	n/a		n/a	Incl
16A	Fire Alarm Conduit	n/a		n/a	Incl
16A	Telecom Cabletray and conduit	n/a		n/a	Incl

	DESCRIPTION	GMP QUANTITY	UNIT	GMP UNIT COST	GMP Total	COMMENTS

16A	Labeling and Painting	n/a		n/a	Incl
16A	Testing and inspection	n/a		n/a	Incl
16	Commissioning/Testing	n/a		n/a	Incl
16A	airlock and security door power wiring	n/a		n/a	Incl
	Security Piping	n/a		n/a		separate budget
16A	Coordination Drawings	n/a		n/a	Incl
16	site / final cleaning	n/a		n/a	Incl
16	temporary light & power	n/a		n/a	Incl

	Total Electrical				$—

	SUBTOTAL				$ [***]

United Therapeutics Phase 2A

10/14/2008 rev GMP

Exhibit D-WT FFEA Detail

DESCRIPTION	QTY	UNIT	UNIT COST		WT FFEA in 10-14-08 rev GMP		UT FFEA not in 10-14-08 rev GMP		TOTAL		COMMENTS
2°C to 8°C COLD BOX					$	[***]			$	[***]	no purchase cost - deleted (postponed) from project
Wall panels to hide future coldbox space	100	sf	$	[***]	$	[***]			$	[***]	100sf @$[***]
									$	[***]
Purified Water Pretreatment Skid (USP)					$	[***]	$	[***]	$	[***]	purchase cost based on Siemens cost saving ALTERNATE; THIS EQUIPMENT DOES NOT MATCH THE SPECIFICATIONS
additional features not included in base price					$	[***]	$	[***]	$	[***]	hardness, TOC, vent filter, addl carbon
escalation					$	[***]	$	[***]	$	[***]
documentation					$	[***]	$	[***]	$	[***]	Jim’s
warrantee					$	[***]	$	[***]	$	[***]	in purchase cost
sales tax					$	[***]	$	[***]	$	[***]
FAT					$	[***]	$	[***]	$	[***]
delivery / freight FOB jobsite					$	[***]	$	[***]	$	[***]
temporary storage / staging	5	days	$	[***]	$	[***]	$	[***]	$	[***]
vendor supervision/guidance during installation	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
uncrating / prep	48	hrs	$	[***]	$	[***]			$	[***]
rigging	1	crew day	$	[***]	$	[***]			$	[***]
assembly	160	hrs	$	[***]	$	[***]	$	[***]	$	[***]
interconnecting piping	160	hrs	$	[***]	$	[***]	$	[***]	$	[***]
misc / materials	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
utility terminations					$	[***]			$	[***]	included in process piping
special utility connections / revisions					$	[***]	$	[***]	$	[***]
revisions to floors/walls/ceilings to coordinate with equipment trim/housing					$	[***]			$	[***]	in mechanical room
field/infrastructure requirements (like controls cable tray)					$	[***]			$	[***]
UL inspection / certification					$	[***]	$	[***]	$	[***]	EDI option plus testing
temporary enclosures					$	[***]			$	[***]
temporary protection	80	hr	$	[***]	$	[***]			$	[***]
temporary heating/cooling/humidity control					$	[***]			$	[***]
temporary utility service					$	[***]			$	[***]
startup	1	ls	$	[***]	$	[***]	$	[***]	$	[***]	10 days
on site training	1	ls	$	[***]	$	[***]	$	[***]	$	[***]	2 days
SAT documents/procedure					$	[***]			$	[***]	in IQ/OQ
SAT execution					$	[***]			$	[***]	in IQ/OQ
IQ/OQ documents/procedure					$	[***]	$	[***]	$	[***]
IQ/OQ execution					$	[***]	$	[***]	$	[***]
misc costs					$	[***]	$	[***]	$	[***]	Jim’s
					$	[***]			$	[***]
Multiple Effect WFI Still					$	[***]	$	[***]	$	[***]	purchase cost based on Steris T5
additional features not included in base price					$	[***]	$	[***]	$	[***]	chart recorder, discharge pressure, Pure steam option
escalation					$	[***]	$	[***]	$	[***]
documentation					$	[***]	$	[***]	$	[***]	Jim’s
warrantee					$	[***]	$	[***]	$	[***]	in purchase cost
sales tax					$	[***]	$	[***]	$	[***]
FAT					$	[***]	$	[***]	$	[***]
delivery / freight FOB jobsite					$	[***]	$	[***]	$	[***]
temporary storage / staging	5	days	$	[***]	$	[***]	$	[***]	$	[***]
vendor supervision/guidance during installation	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
uncrating / prep	48	hrs	$	[***]	$	[***]			$	[***]
rigging	1	crew day	$	[***]	$	[***]			$	[***]
assembly	160	hrs	$	[***]	$	[***]	$	[***]	$	[***]
misc / materials	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
utility terminations					$	[***]			$	[***]	included in process piping
special utility connections / revisions	20	lf	$	[***]	$	[***]	$	[***]	$	[***]
revisions to floors/walls/ceilings to coordinate with equipment trim/housing					$	[***]			$	[***]	in mechanical room
field/infrastructure requirements (like controls cable tray)					$	[***]			$	[***]
UL inspection / certification	8	hr	$	[***]	$	[***]	$	[***]	$	[***]	not quoted by Steris
temporary enclosures					$	[***]	$	[***]	$	[***]
temporary protection	40	hr	$	[***]	$	[***]			$	[***]
temporary heating/cooling/humidity control					$	[***]	$	[***]	$	[***]
temporary utility service					$	[***]	$	[***]	$	[***]
startup	1	ls	$	[***]	$	[***]	$	[***]	$	[***]	Jim’s
on site training	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
SAT documents/procedure					$	[***]			$	[***]	covered by IQ OQ
SAT execution					$	[***]			$	[***]	covered by IQ OQ
IQ/OQ documents/procedure					$	[***]	$	[***]	$	[***]
IQ/OQ execution					$	[***]	$	[***]	$	[***]
misc costs					$	[***]	$	[***]	$	[***]	Jim’s
					$	[***]			$	[***]
Clean Steam Generator					$	[***]	$	[***]	$	[***]	purchase cost based on Steris
additional features not included in base price					$	[***]	$	[***]	$	[***]
escalation					$	[***]	$	[***]	$	[***]
documentation					$	[***]	$	[***]	$	[***]
warrantee					$	[***]	$	[***]	$	[***]	in purchase cost
sales tax					$	[***]	$	[***]	$	[***]

DESCRIPTION	QTY	UNIT	UNIT COST		WT FFEA in 10-14-08 rev GMP		UT FFEA not in 10-14-08 rev GMP		TOTAL		COMMENTS
FAT					$	[***]	$	[***]	$	[***]
delivery / freight FOB jobsite					$	[***]	$	[***]	$	[***]
temporary storage / staging	5	days	$	[***]	$	[***]	$	[***]	$	[***]
vendor supervision/guidance during installation	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
uncrating / prep	48	hrs	$	[***]	$	[***]			$	[***]
rigging	1	crew day	$	[***]	$	[***]			$	[***]
assembly	160	hrs	$	[***]	$	[***]	$	[***]	$	[***]
misc / materials	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
utility terminations					$	[***]			$	[***]	included in process piping
special utility connections / revisions	20	lf	$	[***]	$	[***]	$	[***]	$	[***]
revisions to floors/walls/ceilings to coordinate with equipment trim/housing					$	[***]			$	[***]	in mechanical room
field/infrastructure requirements (like controls cable tray)					$	[***]			$	[***]
UL inspection / certification	8	hr	$	[***]	$	[***]	$	[***]	$	[***]	not quoted by Steris
temporary enclosures					$	[***]			$	[***]
temporary protection	40	hr	$	[***]	$	[***]			$	[***]
temporary heating/cooling/humidity control					$	[***]			$	[***]
temporary utility service					$	[***]			$	[***]
startup	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
on site training	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
SAT documents/procedure					$	[***]			$	[***]	covered by IQ OQ
SAT execution					$	[***]			$	[***]	covered by IQ OQ
IQ/OQ documents/procedure					$	[***]	$	[***]	$	[***]
IQ/OQ execution					$	[***]	$	[***]	$	[***]
misc costs					$	[***]	$	[***]	$	[***]
					$	[***]			$	[***]
Tank package for the 4 fixed vessels including the following:					$	[***]	$	[***]	$	[***]	ITEMS THAT DO NOT MATCH THE SPECIFICATIONS: MAG DRIVE AGITATORS, NO TOP HEAD INSULATION ON SMALL TANKS.
Formulation Vessel TK2111 with agitator					$	[***]			$	[***]	included above
Formulation Vessel TK2241 with agitator					$	[***]			$	[***]	included above
2500 Gallon WFI Storage Vessel TK2041					$	[***]			$	[***]	included above
1500 Gallon USP Storage Vessel TK2221					$	[***]			$	[***]	included above
VFD panels					$	[***]	$	[***]	$	[***]	to be priced in Bulletin 6
escalation					$	[***]	$	[***]	$	[***]
documentation					$	[***]	$	[***]	$	[***]	in purchase cost
warrantee					$	[***]	$	[***]	$	[***]	in purchase cost
sales tax					$	[***]	$	[***]	$	[***]
FAT					$	[***]			$	[***]
delivery / freight FOB jobsite					$	[***]	$	[***]	$	[***]
temporary storage / staging	5	days	$	[***]	$	[***]	$	[***]	$	[***]
vendor supervision/guidance during installation	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
uncrating / prep	48	hrs	$	[***]	$	[***]			$	[***]
rigging	1	crew day	$	[***]	$	[***]			$	[***]
assembly	96	hrs	$	[***]	$	[***]	$	[***]	$	[***]
misc / materials	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
utility terminations					$	[***]			$	[***]
special utility connections / revisions	—	lf		$—	$	[***]			$	[***]
revisions to floors/walls/ceilings to coordinate with equipment trim/housing	60	sf	$	[***]	$	[***]	$	[***]	$	[***]	added load cell stands
field/infrastructure requirements (like controls cable tray)					$	[***]			$	[***]
UL inspection / certification					$	[***]			$	[***]
temporary enclosures					$	[***]			$	[***]
temporary protection	40	hr	$	[***]	$	[***]			$	[***]
temporary heating/cooling/humidity control					$	[***]			$	[***]
temporary utility service					$	[***]			$	[***]
startup	1	ls		$—	$	[***]			$	[***]
on site training	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
SAT documents/procedure					$	[***]			$	[***]
SAT execution					$	[***]			$	[***]
IQ/OQ documents/procedure					$	[***]			$	[***]
IQ/OQ execution					$	[***]			$	[***]
					$	[***]			$	[***]
					$	[***]			$	[***]
Autoclave/Sterilizer SS2141					$	[***]	$	[***]	$	[***]	purchase price base on prometco
additional features not included in base price					$	[***]	$	[***]	$	[***]	6 pen, stopper cycle, filter sterilization, weld docs, test ports, steam quality
escalation					$	[***]	$	[***]	$	[***]
documentation					$	[***]	$	[***]	$	[***]
warrantee					$	[***]	$	[***]	$	[***]	in purchase cost
sales tax					$	[***]	$	[***]	$	[***]
FAT					$	[***]	$	[***]	$	[***]
delivery / freight FOB jobsite					$	[***]	$	[***]	$	[***]
temporary storage / staging	5	days	$	[***]	$	[***]	$	[***]	$	[***]
vendor supervision/guidance during installation	1	ls	$	[***]	$	[***]			$	[***]	[***]/day added for expenses
uncrating / prep	24	hrs	$	[***]	$	[***]	$	[***]	$	[***]
rigging	1	crew day	$	[***]	$	[***]			$	[***]
assembly	240	hrs	$	[***]	$	[***]	$	[***]	$	[***]

DESCRIPTION	QTY	UNIT	UNIT COST		WT FFEA in 10-14-08 rev GMP		UT FFEA not in 10-14-08 rev GMP		TOTAL		COMMENTS
misc / materials	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
utility terminations					$	[***]			$	[***]
special utility connections / revisions	20	lf	$	[***]	$	[***]	$	[***]	$	[***]
revisions to floors/walls/ceilings to coordinate with equipment trim/housing	200	sf	$	[***]	$	[***]	$	[***]	$	[***]
field/infrastructure requirements (like controls cable tray)					$	[***]			$	[***]
UL inspection / certification	8	hr	$	[***]	$	[***]	$	[***]	$	[***]
temporary enclosures					$	[***]			$	[***]
temporary protection	40	hr	$	[***]	$	[***]			$	[***]
temporary heating/cooling/humidity control					$	[***]			$	[***]
temporary utility service					$	[***]			$	[***]
startup	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
on site training	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
SAT documents/procedure					$	[***]			$	[***]	covered by IQ OQ
SAT execution					$	[***]			$	[***]	covered by IQ OQ
IQ/OQ documents/procedure					$	[***]	$	[***]	$	[***]
IQ/OQ execution					$	[***]	$	[***]	$	[***]	[***]/day, 10 days added for expenses
misc costs					$	[***]	$	[***]	$	[***]	assume this covers loading carts, trolleys, parking stands, shelves
					$	[***]			$	[***]
Lab AutoClave SS2161					$	[***]	$	[***]	$	[***]	Steris
additional features not included in base price					$	[***]	$	[***]	$	[***]	panel 3 sides for free-standing location
escalation					$	[***]	$	[***]	$	[***]
documentation					$	[***]	$	[***]	$	[***]
warrantee					$	[***]	$	[***]	$	[***]	in purchase cost
sales tax					$	[***]	$	[***]	$	[***]
FAT					$	[***]	$	[***]	$	[***]
delivery / freight FOB jobsite					$	[***]	$	[***]	$	[***]
temporary storage / staging	5	days	$	[***]	$	[***]	$	[***]	$	[***]
vendor supervision/guidance during installation	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
uncrating / prep	16	hrs	$	[***]	$	[***]			$	[***]
rigging	0.5	crew day	$	[***]	$	[***]			$	[***]
assembly	80	hrs	$	[***]	$	[***]	$	[***]	$	[***]
misc / materials	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
utility terminations					$	[***]	$	[***]	$	[***]
special utility connections / revisions	20	lf	$	[***]	$	[***]	$	[***]	$	[***]
revisions to floors/walls/ceilings to coordinate with equipment trim/housing					$	[***]			$	[***]	assumes no requirements for lab area
field/infrastructure requirements (like controls cable tray)					$	[***]			$	[***]
UL inspection / certification					$	[***]			$	[***]
temporary enclosures					$	[***]			$	[***]
temporary protection	40	hr	$	[***]	$	[***]			$	[***]
temporary heating/cooling/humidity control					$	[***]			$	[***]
temporary utility service					$	[***]			$	[***]
startup	1	ls		$—	$	[***]			$	[***]
on site training	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
SAT documents/procedure					$	[***]			$	[***]	covered by IQ OQ
SAT execution					$	[***]			$	[***]	covered by IQ OQ
IQ/OQ documents/procedure					$	[***]	$	[***]	$	[***]
IQ/OQ execution					$	[***]	$	[***]	$	[***]
					$	[***]			$	[***]
Pharmaceutical Parts Washer WASH2171					$	[***]	$	[***]	$	[***]	Belimed MODEL 860: 33”X33”X39” CHAMBER
additional features not included in base price					$	[***]	$	[***]	$	[***]	see options list
escalation					$	[***]	$	[***]	$	[***]
documentation					$	[***]	$	[***]	$	[***]
warrantee					$	[***]	$	[***]	$	[***]	in purchase cost
sales tax					$	[***]	$	[***]	$	[***]
FAT					$	[***]	$	[***]	$	[***]	riboflavin test
delivery / freight FOB jobsite					$	[***]	$	[***]	$	[***]
temporary storage / staging	5	days	$	[***]	$	[***]	$	[***]	$	[***]
vendor supervision/guidance during installation	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
uncrating / prep	24	hrs	$	[***]	$	[***]			$	[***]
rigging	1	crew day	$	[***]	$	[***]			$	[***]
assembly	240	hrs	$	[***]	$	[***]	$	[***]	$	[***]
misc / materials	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
utility terminations					$	[***]	$	[***]	$	[***]
special utility connections / revisions	20	lf	$	[***]	$	[***]	$	[***]	$	[***]
revisions to floors/walls/ceilings to coordinate with equipment trim/housing	200	sf	$	[***]	$	[***]	$	[***]	$	[***]
field/infrastructure requirements (like controls cable tray)					$	[***]			$	[***]
UL inspection / certification	8	hr	$	[***]	$	[***]	$	[***]	$	[***]
temporary enclosures					$	[***]			$	[***]
temporary protection	40	hr	$	[***]	$	[***]			$	[***]
temporary heating/cooling/humidity control					$	[***]			$	[***]
temporary utility service					$	[***]			$	[***]
startup	1	ls	$	[***]	$	[***]	$	[***]	$	[***]

DESCRIPTION	QTY	UNIT	UNIT COST		WT FFEA in 10-14-08 rev GMP		UT FFEA not in 10-14-08 rev GMP		TOTAL		COMMENTS
on site training	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
SAT documents/procedure					$	[***]			$	[***]
SAT execution					$	[***]			$	[***]
IQ/OQ documents/procedure					$	[***]	$	[***]	$	[***]
IQ/OQ execution					$	[***]			$	[***]
misc costs					$	[***]	$	[***]	$	[***]	assume this is allowance for racks/carts

Undercounter Pharma Parts Washer WASH2181					$	[***]	$	[***]	$	[***]	purchase cost based on Belimed standard undercounter THIS EQUIPMENT DOES NOT MATCH THE CURRENT SPECIFICATIONS for a GMP unit
Modifications to control WFI and DI system valves					$	[***]	$	[***]	$	[***]	assumed a standard unt, not modified per pre-bulletin one control of GMP valves
additional features not included in base price					$	[***]	$	[***]	$	[***]	condenser, misc racks, baskets
escalation					$	[***]	$	[***]	$	[***]
documentation					$	[***]	$	[***]	$	[***]
warrantee					$	[***]	$	[***]	$	[***]	in purchase cost
sales tax					$	[***]	$	[***]	$	[***]
FAT					$	[***]	$	[***]	$	[***]
delivery / freight FOB jobsite					$	[***]	$	[***]	$	[***]
temporary storage / staging	5	days	$	[***]	$	[***]	$	[***]	$	[***]
vendor supervision/guidance during installation	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
uncrating / prep	8	hrs	$	[***]	$	[***]			$	[***]
rigging	0.5	crew day	$	[***]	$	[***]			$	[***]
assembly	40	hrs	$	[***]	$	[***]	$	[***]	$	[***]
misc / materials	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
utility terminations					$	[***]	$	[***]	$	[***]
special utility connections / revisions	20	lf	$	[***]	$	[***]	$	[***]	$	[***]	current design doesn’t address above-counter utilities to undercounter washer
revisions to floors/walls/ceilings to coordinate with equipment trim/housing	80	sf	$	[***]	$	[***]	$	[***]	$	[***]
field/infrastructure requirements (like controls cable tray)					$	[***]			$	[***]
UL inspection / certification	8	hr	$	[***]	$	[***]	$	[***]	$	[***]
temporary enclosures					$	[***]			$	[***]
temporary protection	8	hr	$	[***]	$	[***]			$	[***]
temporary heating/cooling/humidity control					$	[***]			$	[***]
temporary utility service					$	[***]			$	[***]
startup	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
on site training	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
SAT documents/procedure					$	[***]			$	[***]	NA???
SAT execution					$	[***]			$	[***]	NA???
IQ/OQ documents/procedure					$	[***]			$	[***]	NA???
IQ/OQ execution					$	[***]			$	[***]	NA???
misc costs					$	[***]	$	[***]	$	[***]

Undercounter Glass Washer WASH2191					$	[***]	$	[***]	$	[***]	purchase cost based on Belimed standard undercounter
additional features not included in base price					$	[***]	$	[***]	$	[***]	condenser, misc racks, baskets
escalation					$	[***]	$	[***]	$	[***]
documentation					$	[***]	$	[***]	$	[***]
warrantee					$	[***]	$	[***]	$	[***]	in purchase cost
sales tax					$	[***]	$	[***]	$	[***]
FAT					$	[***]	$	[***]	$	[***]
delivery / freight FOB jobsite					$	[***]	$	[***]	$	[***]
temporary storage / staging	5	days	$	[***]	$	[***]	$	[***]	$	[***]
vendor supervision/guidance during installation	1	ls	$	[***]	$	[***]			$	[***]
uncrating / prep	8	hrs	$	[***]	$	[***]			$	[***]
rigging	0.5	crew day	$	[***]	$	[***]			$	[***]
assembly	40	hrs	$	[***]	$	[***]	$	[***]	$	[***]
misc / materials	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
utility terminations					$	[***]	$	[***]	$	[***]
special utility connections / revisions	5	lf	$	[***]	$	[***]	$	[***]	$	[***]
revisions to floors/walls/ceilings to coordinate with equipment trim/housing					$	[***]			$	[***]
field/infrastructure requirements (like controls cable tray)					$	[***]			$	[***]
UL inspection / certification	8	hr	$	[***]	$	[***]	$	[***]	$	[***]
temporary enclosures					$	[***]			$	[***]
temporary protection	8	hr	$	[***]	$	[***]			$	[***]
temporary heating/cooling/humidity control					$	[***]			$	[***]
temporary utility service					$	[***]			$	[***]
startup	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
on site training	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
SAT documents/procedure					$	[***]			$	[***]	NA
SAT execution					$	[***]			$	[***]	NA
IQ/OQ documents/procedure					$	[***]			$	[***]	NA
IQ/OQ execution					$	[***]			$	[***]	NA

DESCRIPTION	QTY	UNIT	UNIT COST		WT FFEA in 10-14-08 rev GMP		UT FFEA not in 10-14-08 rev GMP		TOTAL		COMMENTS
misc costs					$	[***]	$	[***]	$	[***]
									$	[***]
									$	[***]
									$	[***]
Clean In Place Skid (for Lyo, and Tank Wash) with:					$	[***]			$	[***]	all purchase costs through delivery by UT
CIP return pumps					$	[***]			$	[***]	all purchase costs through delivery by UT
CIP remote control panels					$	[***]			$	[***]	all purchase costs through delivery by UT
temporary storage / staging	5	days	$	[***]	$	[***]	$	[***]	$	[***]
uncrating / prep	48	hrs	$	[***]	$	[***]			$	[***]
rigging	1	crew day	$	[***]	$	[***]			$	[***]
rigging / assembly	160	hrs	$	[***]	$	[***]	$	[***]	$	[***]
misc / materials	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
vendor assembly					$	[***]			$	[***]	Most of the on-site assembly is by the equipment vendor, some reconnection of machine sections disconnected for shipping and rigging is covered by the above line “rigging / assembly”
utility terminations					$	[***]			$	[***]	covered elsewhere
special utility connections / revisions	20	lf	$	[***]	$	[***]	$	[***]	$	[***]
revisions to floors/walls/ceilings to coordinate with equipment trim/housing	120	sf	$	[***]	$	[***]	$	[***]	$	[***]	2 remote panels
field/infrastructure requirements (like controls cable tray)	100		$	[***]	$	[***]	$	[***]	$	[***]
UL inspection / certification					$	[***]			$	[***]	included in UT equipment purchase
temporary enclosures					$	[***]			$	[***]
temporary protection	80	hr	$	[***]	$	[***]			$	[***]
temporary heating/cooling/humidity control					$	[***]			$	[***]
temporary utility service					$	[***]			$	[***]
startup					$	[***]			$	[***]	included in UT equipment purchase
on site training					$	[***]			$	[***]	included in UT equipment purchase
SAT documents/procedure					$	[***]			$	[***]	included in UT equipment purchase
SAT execution					$	[***]			$	[***]	included in UT equipment purchase
IQ/OQ documents/procedure					$	[***]			$	[***]	included in UT equipment purchase
IQ/OQ execution					$	[***]			$	[***]	included in UT equipment purchase
									$	[***]
Filling Line					$	[***]			$	[***]	all purchase costs through delivery by UT
temporary storage / staging	5	days	$	[***]	$	[***]	$	[***]	$	[***]
uncrating / prep	96	hrs	$	[***]	$	[***]			$	[***]
rigging	2	crew day	$	[***]	$	[***]			$	[***]
rigging / assembly	160	hrs	$	[***]	$	[***]	$	[***]	$	[***]
misc / materials	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
vendor assembly					$	[***]			$	[***]	Most of the on-site assembly is by the equipment vendor, some reconnection of machine sections disconnected for shipping and rigging is covered by the above line “rigging / assembly”
utility terminations					$	[***]			$	[***]	covered elsewhere
special utility connections / revisions	20	lf	$	[***]	$	[***]	$	[***]	$	[***]
revisions to floors/walls/ceilings to coordinate with equipment trim/housing	400	sf	$	[***]	$	[***]	$	[***]	$	[***]
field/infrastructure requirements (like controls cable tray)	50	lf	$	[***]	$	[***]	$	[***]	$	[***]	unknown scope
UL inspection / certification					$	[***]			$	[***]	included in UT equipment purchase
temporary enclosures					$	[***]			$	[***]
temporary protection	160	hr	$	[***]	$	[***]			$	[***]
temporary heating/cooling/humidity control					$	[***]			$	[***]
temporary utility service					$	[***]			$	[***]
startup					$	[***]			$	[***]	included in UT equipment purchase
on site training					$	[***]			$	[***]	included in UT equipment purchase
SAT documents/procedure					$	[***]			$	[***]	included in UT equipment purchase
SAT execution					$	[***]			$	[***]	included in UT equipment purchase
IQ/OQ documents/procedure					$	[***]			$	[***]	included in UT equipment purchase
IQ/OQ execution					$	[***]			$	[***]	included in UT equipment purchase
									$	[***]
Lyophilizer & Lyophilizer Mechanical Skid					$	[***]			$	[***]	all purchase costs through delivery by UT
temporary storage / staging	5	days	$	[***]	$	[***]	$	[***]	$	[***]
uncrating / prep	96	hrs	$	[***]	$	[***]			$	[***]
rigging	2	crew day	$	[***]	$	[***]	$	[***]	$	[***]
rigging / assembly	160	hrs	$	[***]	$	[***]	$	[***]	$	[***]
misc / materials	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
vendor assembly					$	[***]			$	[***]	Most of the on-site assembly is by the equipment vendor, some reconnection of machine sections disconnected for shipping and rigging is covered by the above line “rigging / assembly”
utility terminations					$	[***]			$	[***]	covered elsewhere
special utility connections / revisions	20	lf	$	[***]	$	[***]	$	[***]	$	[***]
revisions to floors/walls/ceilings to coordinate with equipment trim/housing	100	sf	$	[***]	$	[***]	$	[***]	$	[***]	minor trim
field/infrastructure requirements (like controls cable tray)	50	lf	$	[***]	$	[***]	$	[***]	$	[***]	unknown scope

DESCRIPTION	QTY	UNIT	UNIT COST		WT FFEA in 10-14-08 rev GMP		UT FFEA not in 10-14-08 rev GMP		TOTAL		COMMENTS
UL inspection / certification					$	[***]			$	[***]	included in UT equipment purchase
temporary enclosures	1,000	sf	$	[***]	$	[***]			$	[***]
temporary protection	80	hr	$	[***]	$	[***]			$	[***]
temporary heating/cooling/humidity control	4	mo	$	[***]	$	[***]			$	[***]
temporary utility service	1	ls	$	[***]	$	[***]			$	[***]
startup					$	[***]			$	[***]	included in UT equipment purchase
on site training					$	[***]			$	[***]	included in UT equipment purchase
SAT documents/procedure					$	[***]			$	[***]	included in UT equipment purchase
SAT execution					$	[***]			$	[***]	included in UT equipment purchase
IQ/OQ documents/procedure					$	[***]			$	[***]	included in UT equipment purchase
IQ/OQ execution					$	[***]			$	[***]	included in UT equipment purchase
									$	[***]
Lyophilizer loader/unloader					$	[***]			$	[***]	all purchase costs through delivery by UT
temporary storage / staging	5	days	$	[***]	$	[***]	$	[***]	$	[***]
uncrating / prep	48	hrs	$	[***]	$	[***]			$	[***]
rigging	1	crew day	$	[***]	$	[***]			$	[***]
rigging / assembly	80	hrs	$	[***]	$	[***]	$	[***]	$	[***]
misc / materials	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
vendor assembly					$	[***]			$	[***]	Most of the on-site assembly is by the equipment vendor, some reconnection of machine sections disconnected for shipping and rigging is covered by the above line “rigging / assembly”
utility terminations					$	[***]			$	[***]	covered elsewhere
special utility connections / revisions	10	lf	$	[***]	$	[***]	$	[***]	$	[***]
revisions to floors/walls/ceilings to coordinate with equipment trim/housing					$	[***]			$	[***]
field/infrastructure requirements (like controls cable tray)					$	[***]			$	[***]
UL inspection / certification					$	[***]			$	[***]	included in UT equipment purchase
temporary enclosures					$	[***]			$	[***]	included in lyo
temporary protection	80	hr	$	[***]	$	[***]			$	[***]
temporary heating/cooling/humidity control					$	[***]			$	[***]	included in lyo
temporary utility service					$	[***]			$	[***]	included in lyo
startup					$	[***]			$	[***]	included in UT equipment purchase
on site training					$	[***]			$	[***]	included in UT equipment purchase
SAT documents/procedure					$	[***]			$	[***]	included in UT equipment purchase
SAT execution					$	[***]			$	[***]	included in UT equipment purchase
IQ/OQ documents/procedure					$	[***]			$	[***]	included in UT equipment purchase
IQ/OQ execution					$	[***]			$	[***]	included in UT equipment purchase

Isolator over Filling Line and Lyophilizer Loading					$	[***]			$	[***]	all purchase costs through delivery by UT
temporary storage / staging	5	days	$	[***]	$	[***]	$	[***]	$	[***]
uncrating / prep	96	hrs	$	[***]	$	[***]			$	[***]
rigging	2	crew day	$	[***]	$	[***]			$	[***]
rigging / assembly	160	hrs	$	[***]	$	[***]	$	[***]	$	[***]
misc / materials	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
vendor assembly					$	[***]			$	[***]	Most of the on-site assembly is by the equipment vendor, some reconnection of machine sections disconnected for shipping and rigging is covered by the above line “rigging / assembly”
utility terminations					$	[***]			$	[***]	covered elsewhere
special utility connections / revisions	20	lf	$	[***]	$	[***]	$	[***]	$	[***]
revisions to floors/walls/ceilings to coordinate with equipment trim/housing	400	sf	$	[***]	$	[***]	$	[***]	$	[***]
field/infrastructure requirements (like controls cable tray)	50	lf	$	[***]	$	[***]	$	[***]	$	[***]	unknown scope
UL inspection / certification					$	[***]			$	[***]	included in UT equipment purchase
temporary enclosures					$	[***]			$	[***]	assume none needed
temporary protection	80	hr	$	[***]	$	[***]			$	[***]
temporary heating/cooling/humidity control					$	[***]			$	[***]	none needed
temporary utility service					$	[***]			$	[***]	none needed
startup					$	[***]			$	[***]	included in UT equipment purchase
on site training					$	[***]			$	[***]	included in UT equipment purchase
SAT documents/procedure					$	[***]			$	[***]	included in UT equipment purchase
SAT execution					$	[***]			$	[***]	included in UT equipment purchase
IQ/OQ documents/procedure					$	[***]			$	[***]	included in UT equipment purchase
IQ/OQ execution					$	[***]			$	[***]	included in UT equipment purchase

Blow Fill Seal Machine					$	[***]			$	[***]	all purchase costs through delivery by UT
temporary storage / staging	5	days	$	[***]	$	[***]	$	[***]	$	[***]
uncrating / prep	96	hrs	$	[***]	$	[***]			$	[***]
rigging	2	crew day	$	[***]	$	[***]			$	[***]
rigging / assembly	160	hrs	$	[***]	$	[***]	$	[***]	$	[***]
misc / materials	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
vendor assembly					$	[***]			$	[***]	Most of the on-site assembly is by the equipment vendor, some reconnection of machine sections disconnected for shipping and rigging is covered by the above line “rigging / assembly”

DESCRIPTION	QTY	UNIT	UNIT COST		WT FFEA in 10-14-08 rev GMP		UT FFEA not in 10-14-08 rev GMP		TOTAL		COMMENTS
utility terminations					$	[***]			$	[***]	covered elsewhere
special utility connections / revisions	20	lf	$	[***]	$	[***]	$	[***]	$	[***]
revisions to floors/walls/ceilings to coordinate with equipment trim/housing	400	sf	$	[***]	$	[***]	$	[***]	$	[***]
field/infrastructure requirements (like controls cable tray)					$	[***]			$	[***]	assume none needed
UL inspection / certification					$	[***]			$	[***]	included in UT equipment purchase
temporary enclosures					$	[***]			$	[***]	assume none needed
temporary protection	80	hr	$	[***]	$	[***]			$	[***]
temporary heating/cooling/humidity control					$	[***]			$	[***]	none needed
temporary utility service					$	[***]			$	[***]	none needed
startup					$	[***]			$	[***]	included in UT equipment purchase
on site training					$	[***]			$	[***]	included in UT equipment purchase
SAT documents/procedure					$	[***]			$	[***]	included in UT equipment purchase
SAT execution					$	[***]			$	[***]	included in UT equipment purchase
IQ/OQ documents/procedure					$	[***]			$	[***]	included in UT equipment purchase
IQ/OQ execution					$	[***]			$	[***]	included in UT equipment purchase

Terminal Sterilizer					$	[***]			$	[***]	all purchase costs through delivery by UT
temporary storage / staging	5	days	$	[***]	$	[***]	$	[***]	$	[***]
uncrating / prep	48	hrs	$	[***]	$	[***]			$	[***]
rigging	1	crew day	$	[***]	$	[***]			$	[***]
rigging / assembly	160	hrs	$	[***]	$	[***]	$	[***]	$	[***]
misc / materials	1	ls	$	[***]	$	[***]	$	[***]	$	[***]
vendor assembly					$	[***]			$	[***]	Most of the on-site assembly is by the equipment vendor, some reconnection of machine sections disconnected for shipping and rigging is covered by the above line “rigging / assembly”
utility terminations					$	[***]			$	[***]	covered elsewhere
special utility connections / revisions	20	lf	$	[***]	$	[***]	$	[***]	$	[***]
revisions to floors/walls/ceilings to coordinate with equipment trim/housing	200	sf	$	[***]	$	[***]	$	[***]	$	[***]
field/infrastructure requirements (like controls cable tray)					$	[***]			$	[***]	assume none needed
UL inspection / certification					$	[***]			$	[***]	included in UT equipment purchase
temporary enclosures					$	[***]			$	[***]	assume none needed
temporary protection	80	hr	$	[***]	$	[***]			$	[***]
temporary heating/cooling/humidity control					$	[***]			$	[***]	none needed
temporary utility service					$	[***]			$	[***]	none needed
startup					$	[***]			$	[***]	included in UT equipment purchase
on site training					$	[***]			$	[***]	included in UT equipment purchase
SAT documents/procedure					$	[***]			$	[***]	included in UT equipment purchase
SAT execution					$	[***]			$	[***]	included in UT equipment purchase
IQ/OQ documents/procedure					$	[***]			$	[***]	included in UT equipment purchase
IQ/OQ execution					$	[***]			$	[***]	included in UT equipment purchase

Misc equipment (like refrigerators)					$	[***]			$	[***]	all purchase, startup costs by UT
receiving	25	ea	$	[***]	$	[***]	$	[***]	$	[***]
uncrating	25	ea	$	[***]	$	[***]	$	[***]	$	[***]
rigging/placement	25	ea	$	[***]	$	[***]	$	[***]	$	[***]
assembly	25	ea	$	[***]	$	[***]	$	[***]	$	[***]
connections	25	ea	$	[***]	$	[***]	$	[***]	$	[***]

			Sub-Totals		$	[***]	$	[***]	$	[***]
			RemainingFFEA		$	[***]	$	[***]	$	[***]
			Totals		$	[***]	$	[***]	$	[***]

 THE WHITING - TURNER CONTRACTING COMPANY

United Therapeutics Phase 2A

10/14/2008 rev GMP

GENERAL CONDITIONS, BB & FF, Detail

DESCRIPTION	QUANT.	CONST. DURATION	UNITS	UNIT PRICE		TOTAL		COMMENTS

General Expenses						$	[***]
Office Equipment Furniture	1	1	Ea.	$	[***]	$	[***]	Drawing Tables, Racks, etc...
Computer Systems	1	1	Ea.	$	[***]	$	[***]	Server: Office Set up
Computer Systems	0	0	Ea.		$—		$—	Computers/Printers w/staff
Office Supplies	1	24	Mo.	$	[***]	$	[***]
Postage	1	24	Mo.	$	[***]	$	[***]
Express Mail	1	24	Mo.	$	[***]		$—	Incl Above
Delivery	1	24	Mo.	$	[***]		$—	Incl Above
Telephones & Service Charges	1	24	Mo.	$	[***]	$	[***]
Telephones & Service Charges	0	0	Mo.		$—		$—	Cell Phones: Included w/staff
Print-Plot Paper / Repro / Copier Service	1	1	Ea.	ALLOW		$	[***]
Job Offices for Contractor	1	23	Mo.	$	[***]	$	[***]	Quad Complex
Setup / De-Mob Trailers	1	1	Ea.	$	[***]	$	[***]
Job Offices for Owner	0	0	Mo.		$—		$—	none included
Job Offices for Architect	0	0	Mo.		$—		$—	none included
Scheduling Consultant	1	832	Hr.	$	[***]	$	[***]	(1) day/week for (2) years
Travel & Expenses	0	0	Wk.		$—		$—	Included in Staff Costs
Jobsite Vehicles	0	0	Wk.		$—		$—	Included in Staff Costs
Photography & Video	0	0	Mo.		$—		$—	Included in Sub Cost
Preconstruction Damage Survey	0	0	Ea.		$—		$—	Included in Sub Cost
Surveying (2 Man Crew)	0	0	Mo.		$—		$—	Include in Sub Costs
Replacement of Meters (removed)	6	1	ea.	$	[***]	$	[***]
Bagging of Meters	1	22	Mo.	$	[***]	$	[***]	10 @ Spring/Cameron
Staff Parking	1	24	Mo.	$	[***]	$	[***]
Reimburseables	1	24	Mo.	$	[***]	$	[***]

Staffing: 2008 Rates						$	[***]
Senior Project Manager: JJ	1	1300	Hr.	$	[***]	$	[***]	50% 7/28/08 - 10/30/09
Construction Manager: MD	1	2600	Hr.	$	[***]	$	[***]	7/28/08 - 10/30/09
Architectural/Structural/FF Manager: TB	1	2600	Hr.	$	[***]	$	[***]	7/28/08 - 10/30/09
Fill Finish Technical Assistance: GC	1	1300	Hr.	$	[***]	$	[***]	50% 7/28/08 - 10/30/09
CW & Div 2 - 5 PM: BH	1	1400	Hr.	$	[***]	$	[***]	7/28/08 - 3/30/09
CW & Div 2 - 5 PE: PB	1	2760	Hr.	$	[***]	$	[***]	7/28/08 - 11/27/09
MEP Manager: J Santamont	1	2880	Hr.	$	[***]	$	[***]	7/28/08 - 12/18/09
MEP Engineer: J Swain	1	2760	Hr.	$	[***]	$	[***]	7/28/08 - 11/27/09
Divisions 6, 7, 8, 9, 12 APM: BG	1	2600	Hr.	$	[***]	$	[***]	7/28/08 - 10/30/09
Divisions 6, 7, 8, 9, PE: CC	1	880	Hr.	$	[***]	$	[***]	7/28/08 - 11/28/08
Superintendent: WS	1	2600	Hr.	$	[***]	$	[***]	7/28/08 - 10/30/09
Superintendent: DD	1	2760	Hr.	$	[***]	$	[***]	7/28/08 - 11/27/09
Office Manager	1	2760	Hr.	$	[***]	$	[***]	7/28/08 - 11/27/09
Staff Billings up to 7/27/08	1	1	Ea.	$	[***]	$	[***]
Division 9 & 12 PE: RK	1	2960	Hr.	$	[***]		$—	To be reimbursed from cont. if $ is remaining

SUBTOTAL GC’s						$	[***]

 THE WHITING - TURNER CONTRACTING COMPANY

United Therapeutics Phase 2A

10/14/2008 rev GMP

VE List

Item #	Description	Estimated VM Amount			Notes	Direction Req’d By
1	Integration of Coordinated Drawings	$	([***]	)	Delete requirement in specifications. Note:VE amount reduces daily!	immediately
2	Davits and Equipment Scope Reduction	$	([***]	)	Anchors Only - No monorail or Equipment	8/1/2008
3	Commissioning Assistance				Allowance amount of $[***] - Need scope to better define.	8/1/2008
4	Stainless versus PVC Duct	$	([***]	)	credit off of allowance of $[***] (50/50 mix of PVC coated galvanized and SS duct assumed)	7/21/2008
5	Custom Concrete Bench - Alternate designers	$	([***]	)	Local Supplier and Designer	9/1/2008
6	Mill Work - Delete M2.1, M2.2, M5.7, M5.8, M5.9, M6.4, M7.13, M7.14	$	([***]	)	Scope Reduction	7/21/2008
7	Stainless Steel Planters -		$—		VE not available at this time
8	HEPA Filters @ 2nd Floor - Second Set	$	([***]	)		9/1/2008
9	Epoxy @ Stair #4	$	([***]	)	Epoxy Paint Included Only, No Troweled Included Anywhere	9/1/2008
10	Light Fixtures		$—		VE not available at this time
11	Security Services	$	([***]	)	To be provided by Owner	9/1/2008
12	Conduit versus MC cable for FA / Power	$	([***]	)	ENT Utilized and MC per Spec utilized to the fullest already. Exposed areas are still EMT. Limited ENT to MC options exist.	7/21/2008
13	Utilize MC Cable for Phase 1 FA Work	$	([***]	)		8/1/2008
14	Siemens Controls	$	([***]	)	Change Controls types to match phase 1A	8/1/2008
15	Concrete Pavers at current IPE / Bluestone locations	$	([***]	)		8/1/2008
16	PV Array - Open to multiple bidders / Vendors	$	([***]	)		8/1/2008
17	PV Array - Alternate Technologies	$	([***]	)	Alternate mounting method reduces upfront cost and reduces roofing penetrations at stanchions.	8/1/2008
18	Telecomm - Open to multiple Bidders	$	([***]	)		9/1/2008
19	Delete or Reduce Attic Stock	$	([***]	)		9/1/2008

	Totals	$	([***]	)

Unither - Agreement Paragraph 5.3.2 Understanding

Sample Change Order Scenarios

a) Work performed by Construction Manager;

CONSTRUCTION MANAGER	($[***] Labor/$[***] Matl)

Direct Cost:	$	[***]

OH @ [***]%:	$	[***]

Fee @ [***]%:	$	[***]

Subtotal:	$	[***]

b) Work performed by a Subcontractor;

SUBCONTRACTOR	($[***] Labor/$[***] Matl)

Direct Cost:	$	[***]

OH @ [***]%:	$	[***]

Fee @ [***]%:	$	[***]

Subtotal:	$	[***]

CONSTRUCTION MANAGER	(i.e. dumpsters, temp stairs, storage etc. as justified)

Actual Out of Pocket GCs:	$	[***]

O/H, Profit & Fee @ [***]%:	$	[***]

Bond	$	[***]

Total:	$	[***]

c) Work Performed by a Sub-Subcontractor;

SUB- SUBCONTRACTOR	($[***] Labor/$[***] Matl)

Direct Cost:	$	[***]

OH @ [***]%:	$	[***]

Fee @ [***]%:	$	[***]

Subtotal:	$	[***]

SUB- CONTR.

O/H, Profit & Fee @ [***]%:	$	[***]

Subtotal:	$	[***]

CONSTRUCTION MANAGER	(i.e. dumpsters, temp stairs, storage etc. as justified)

Actual Out of Pocket GCs:	$	[***]

O/H, Profit & Fee @ [***]%:	$	[***]

Bond	$	[***]

Total:	$	[***]

1

ANNEX 2 TO EXHIBIT G

Unither - Agreement Paragraph 5.3.2 Understanding

Sample Change Order Scenarios

a) Work performed by Construction Manager;

CONSTRUCTION MANAGER	($[***] Labor/$[***] Matl)

Direct Cost:	$	[***]

OH & Fee@ [***]%:	$	[***]

included		$—

Subtotal:	$	[***]

b) Work performed by a Subcontractor;

SUBCONTRACTOR	($[***] Labor/$[***] Matl)

Direct Cost:	$	[***]

OH @ [***]%:	$	[***]

Fee @ [***]%:	$	[***]

Subtotal:	$	[***]

CONSTRUCTION MANAGER	(i.e. dumpsters, temp stairs, storage etc. as justified)

Actual Out of Pocket GCs:	$	[***]

O/H, Profit & Fee @ [***]%:	$	[***]

Bond	$	[***]

Total:	$	[***]

c) Work Performed by a Sub-Subcontractor;

SUB- SUBCONTRACTOR	($[***] Labor/$[***] Matl)

Direct Cost:	$	[***]

OH @ [***]%:	$	[***]

Fee @ [***]%:	$	[***]

Subtotal:	$	[***]

SUB- CONTR.

O/H, Profit & Fee @ [***]%:	$	[***]

Subtotal:	$	[***]

CONSTRUCTION MANAGER	(i.e. dumpsters, temp stairs, storage etc. as justified)

Actual Out of Pocket GCs:	$	[***]

O/H, Profit & Fee @ [***]%:	$	[***]

Bond	$	[***]

Total:	$	[***]

2

ATTACHMENT B

Notes Qualifications & Assumptions dated 10/14/08

 THE WHITING-TURNER CONTRACTING COMPANY

United Therapeutics — Phase IIA

10/14/08 revised GMP

NQA REVSION 11/4/08

NOTES, QUALIFICATIONS & ASSUMPTIONS

Base Building

1.               GENERAL

1.1.

This GMP budget is based upon the United Therapeutics Project 100% Construction Documents by Schick Goldstein Architects P.C. dated December 12, 2007, inclusive of SGA addenda #1-11. Addenda #12, 13, 14, 15 & 16 are included as allowances as described in the GMP. The attached document log lists all of the documents included within this GMP. References made to “the documents” within this GMP are understood to be the document log defined above.

1.2.

Allowances: Once the item listed as an allowance is defined, that item will be analyzed from a schedule/cost standpoint and represented to the owner for comparison to what has been included in the GMP. The allowances identified within the GMP are not subject to shared savings.

1.3.

Construction contingency shall be used to address contract scope of work gaps, construction manager faults, and overages of buy out in any particular contract package. Construction contingency shall not be used for owner changes, unknown conditions, or design contingency items.

1.4.	Design contingency is excluded. Design contingency shall be used to address code issues and errors/omissions.

1.5.	Not used.

1.6.	Not used.

1.7.

The project’s scheduled completion date is 11/16/09 as defined within Schedule Revision UT-04 dated 5/27/08. We have assumed that a 2 week flush period is not required to meet the requirement of LEED Construction Indoor Air Quality Management Plan EQ 3.2.

1.8.	Not used

1.9.	Not used

1.10.	Not used.

1.11.	Phase I areas will be shutdown when modifications are being completed to those areas. WT will notify Owner and coordinate area closure at least 2 weeks in advance.

1.12.	Not used

1.13.	Attic stock per NQA Exhibit A is included.

1.14.	Not Used.

1.15.	UL listing of items furnished and / or installed by others are excluded.

1.16.	All drawings and sketches, including RFI responses, addenda, bulletins, , etc must be issued to WT as a hard copy.

1.17.	We have included access for construction adjacent to the Montgomery County Parking Garage 21 per the 3rd Right of Entry Agreement.

1.18.	Not used.

1

1.19.

No retail fit out work is included in the GMP. To reduce offsite storage and double handling costs, WT will utilize this space for laydown/storage for the project. If fit-out of this space is awarded by the Owner prior to substantial completion of Phase 2A, impacts to the project will be assessed at that time. .

1.20.

WT will provide 2 week notice, at minimum, prior to commencing any work in Phase 1 space. Completely removing, salvaging, protecting, and storing all furnishings, fixtures and equipment from these spaces prior to work commencing will be by others. Additionally, moving or managing the Owner’s move back into these spaces or into phase 2A after substantial completion is excluded.

1.21.

Relocation, removal or demolition of equipment, appliances, materials, wall furnishings, etc from lunch room 262/room 203 is excluded. Only point up of walls and painting is included. Utility modifications are not included, since no demo drawings of the area are provided.

1.22.	All testing & inspections services (i.e. Concrete testing, weld inspections, material inspections) are assumed to be by owner, unless otherwise indicated.

1.23.	Not used.

1.24.	Not used.

1.25.	WSSC/SDC/Impact fees are by the owner.

1.26.	Usage charges of temporary power, water, & gas are by owner.

1.27.	All Permit fees and expediting fees are excluded. Our subcontractors have included trade permits for their work.

1.28.	Not used.

1.29.

We have included LEED requirements only as specified within the contract documents. If LEED scorecard has items not in design drawings and specifications, these items have not been included. W-T will coordinate with the project team to help meet the LEED goals for the project.

1.30.

Temporary Heating/Cooling - It is assumed that WT will temporarily connect the new gas riser to portable heating units to provide temporary heating during construction. When the new HVAC equipment is up and running, we will utilize these systems for temporary heating/cooling.

1.31.

Temporary heating, cooling, filtered HVAC, humidity controls, temporary enclosures, and equipment protection as required during process equipment installation (for example: as may be required for early startup of the lyophilizer) is not included in the GMP. These costs must be covered by the separate equipment budget.

1.32.	The 16G — PV Array package does not include liquidated damages

1.33.	The following packages do not have a Payment & Performance Bond.

	1.33.1.	02C — Surveying,

	1.33.2.	16E — Security,

	1.33.3.	16F — Telecom/Data,

	1.33.4.	16G — PV Array.

2

1.34.	The following packages have included the UT required insurance limits. No allowance has been carried for additional costs associated with meeting UT required insurances.

	1.34.1.	02D — Landscaping,

	1.34.2.	03A — Concrete *,

	1.34.3.	02C — Surveying*,

	1.34.4.	03B — Caissons*,

	1.34.5.	04A — Masonry,

	1.34.6.	04B — Precast Panels,

	1.34.7.	05A — Structural/Misc. Steel,

	1.34.8.	05B — Ornamental Metals,

	1.34.9.	07C — Roofing,

	1.34.10.	07E — Terracotta,

	1.34.11.	08C — Overhead Doors,

	1.34.12.	09A — Drywall,

	1.34.13.	09C — Terrazzo,

	1.34.14.	09D — Carpet/VCT/Sheet Vinyl,

	1.34.15.	09E — Epoxy Flooring,

	1.34.16.	09F — Ceramic Tile,

	1.34.17.	10C — Davits,

	1.34.18.	12A — Casework,

	1.34.19.	13A — Clean Room,

	1.34.20.	14A — Elevators,

	1.34.21.	15A — Mechanical,

	1.34.22.	15B — Sprinkler,

	1.34.23.	16A — Electrical (within allowance),

	1.34.24.	17A — Process Piping.

All remaining packages to carry WT standard insurance limits.

1.35.	Not used.

1.36.

It is agreed that WT will have access to $[***] of construction contingency to cover additional general conditions costs which may arise. The $[***] of this amount is only available for use by WT if savings exist at the end of the project.  The use of contingency for this last $[***] increment is subservient to all other uses of Contingency as defined within the UT/W-T Contract for project purposes.

3

1.37.	All parking meter reinstallation is by Montgomery County. All fees for such are by the owner.

1.38.	Bottled water coolers, coffee makers, printers, fax machines, recycling containers, microwaves, furniture are assumed to be owner furnished, owner installed.

1.39.	Not used

1.40.	01820-1.6.A.8 — Owner training on rainwater collection system is not included since the equipment was deleted from the contract documents.

1.41.	WT is not responsible for delays incurred to project schedule due to work performed by PEPCO, Verizon, Comcast, RCN, Montgomery County, etc. as applicable.

1.42.	Not used.

1.43.	Drawings issued with RFI #84 are assumed to be superceded by drawings issued in SGA Addendum #12.

1.44.	An allowance of $[***] has been included in the GMP for modifications within phase 1 that are not indicated in the contract documents.

1.45.

Additional acoustical requirements/acoustic control devices indicated by Shen, Milson & Wilke’s analysis and Vanderweil’s memo dated 12/21/07, that are above and beyond the documents have not been included. STC testing of in place construction to ensure compliance to specific levels referenced in the contract documents is not included beyond what is required by specifications section 15950. Testing per specification section 16231 is excluded.

1.46.

Start-up and testing requirements for equipment per each equipment specification is included in the GMP. Overall building and system commissioning is undefined at this time. We have included mechanical and electrical commissioning allowances totaling $[***] for the scope of this work to be determined later.

1.47.	Commissioning is not linked to substantial completion. All guarantees and warranties shall commence upon date of substantial completion.

1.48.	Any work required for procurement and validation beyond what is specifically shown to be included within the WT FFEA per exhibit D of this GMP, is excluded.

1.49.	Not used

1.50.

Submittals (product data and shop drawings) are to be returned to WT within ten (10)  working days of A/E receipt for submittals of divisions 1, 4, 6, 7, 8, 10, 11, 12, 13, and17. Submittals (product data and shop drawings) are to be returned to WT within fifteen (15) working days of receipt for submittals of divisions 2, 3, 5, 9, 14, 15, and 16.

1.51.

Responses to future RFI’s will be expected to be received back by WT within three to five (3-5) working days (including consultant review time and shipping durations). Whiting-Turner reserves the right to request quicker review periods if necessary to recover lost time due to design related issues.

1.52.

24hr — 7 days a week service, warranty calls, guarantee, and maintenance is not included. Next business day callback will be provided. This does not include lead times for replacement parts or equipment. Next business day call back is included during warranty period, however, timeframe for remediation is handled on a case by case basis.

1.53.	Not used

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1.54.	It is the A/E of Record’s professional responsibility to confirm that named/specified products meet the specification and intent of the design.

1.55.	01130-1.4A — Retention of LEED-Accredited Professional for the project shall be by Others.

1.56.	Not used.

1.57.	No “seismic” requirements / provisions have been included.

1.58.	Not used

1.59.	Not used

1.60.

The contractors listed below were awarded prior to the change in MD state sales tax from 5% to 6%. We have carried an allowance of $[***] for additional costs associated with the sales tax increase to cover these items:

1.60.1. 02A — Accubid

1.60.2. 02B — Superior

1.60.3. 02C — Macris Hendricks & Glascock.

1.60.4. 03A — Miller & Long

1.60.5. 03B — Eastern Caisson

1.60.6. 08A — Pioneer

1.60.7. 14A — Schindler

1.60.8. 16B — Mona

1.60.9. 16C — F.B. Harding

1.61

Reference the attached Exhibit D: WT Fill Finish Equipment Allowance dated 8/27/08. The exhibit itemizes the Fill Finish Process Equipment Allowance and the scope (WT FFEA) carried within the WT 8/27/08 revised GMP

1.62	This GMP is based upon the notes, qualifications, & assumptions proposed in each individual ARL letter that has been submitted or approved prior to 5/27/08.

1.63	NQA Exhibit B, current RFI log dated 6/11/08 is attached. See notes written on log for RFIs included and excluded from the GMP. Additionally, here are further clarifications the following RFIs:

•

RFI 23.1: The resolution of this RFI is included in Addendum 12. There is an allowance for Addendum 12 included in the GMP. The hardware changes per this RFI will be reconciled with the Addendum 12 Allowance.

•	RFI 45: The Process Equipment List included in this RFI has been superceded with Exhibits C and D of this GMP.

•	RFI 74: The fire damper issue was resolved in Bulletin 1. Cost changes for this issue will be addressed in Bulletin 1 PCO.

•

RFI 180: The resolution of this RFI is included in Addendum 12. There is an allowance for Addendum 12 included in the GMP. The trellis modifications per this RFI will be reconciled with the Addendum 12 Allowance.

5

•	RFI 197.1: The Fireman’s receptacles added per this RFI have not been included in this GMP. These costs will be submitted in a PCO.

•

RFI 200: Insulation shown per wall type detail is included. Insulation for wall types incorrectly noted on the floor plans is not included. A detailed review of floor plans and wall types with the Architect is suggested in lieu of the global RFI answer. At the conclusion of the detailed review, the cost impact, if any, will be assessed and submitted in PCO form.

•	RFI 203 and 203.1: These RFIs are unanswered. When the response is received, it will be evaluated for cost and schedule impact.

•	RFI 213: There are multiple conflicts with MEP, structure, and architectural elements. Ceiling heights will have to be addressed with the resolution of these conflicts.

•	RFI 233: The side stream filter costs have not been included in the GMP. These costs will be submitted in a PCO.

1.64	Bulletin #1 and any sketches/bulletins after Addendum #16 have not been included.

1.65	GMP does not include work associated with Miscellaneous invoices 11635 — Misc — 01 through 11635 — Misc — 08.

DIVISION 2

GENERAL

2.1	Permanent paving/striping and concrete sidewalk/apron repair for Comcast and Montgomery County/Pepco work is included within the disturbed areas only.

2.2	Not used.

2.3	It is assumed that the existing concrete pad and handrail at the south side entrance to Phase I building shall remain per RFI #41. Pavers/stone are not included in these areas.

2.4	Not used.

2.5	Preconstruction damage survey is by the owner.

02A         SITEWORK & UTILITIES

1.	Removal and disposal of hazardous or contaminated material is excluded. (This applies to all subcontracts)

2.	Spec 02300-3.H.2 - Cannot proof-roll with dump truck in excavation per specs due to limited size and access issues. Will utilize roller ILO dump truck to proof-roll for compaction.02300-3.2.A.

3.	02300-3.2.C.4 — 24-hr maintenance of dewatering pumps is not deemed necessary and has not been included.

4.	02300-3.2.C.8 — Additional utility fees if pumping water into sewers have not been included.

5.	02300-3.2.F.4.d — WT will provide lean concrete mudmat at their discretion when rain is imminent. Placing a mudmat when an excavation is left overnight is not included.

6.	02300-3.3.D.4.b — All alternate methods of drying wet subgrade other than toothing up with equipment are excluded. (i.e. using hydrated lime)

6

7.	Not used.

8.	Not used.

9.	No additional utility meter work has been included.

10.	No gas piping (meter and upstream) has been included. Work by WGL, cost borne by owner. WT will only core drill, link seal, and dig at vent area for WGL.

02B         SHEETING & SHORING

1.	Superior Foundation only has included $[***] professional liability insurance.

2.

Tiebacks and sheeting/shoring located in public spaces are assumed to be left in place in accordance with right of way agreement. Soldier piles on property line will be cut approximately 4’ below grade and remainder left in place.

02C         SURVEY

02D         LANDSCAPING

1.	Not used.

2.	Café Terrace Tables/Seating at Plaza is excluded.

3.	02625-2.1.A — Drain lines and perforated drain lines — WT reserves the right to use an approved equal to the sole sourced mfg.

4.	02800-2.1.E/F - WT reserves the right to use an approved equal to the sole sourced mfg.

5.

02800-2.1.I.2 — Irrigation subcontractor will connect irrigation piping to water supplies in the locations shown on drawings LI2.1, LI2.2, LI2.3 (11/26/07). Backflow prevention by 15A will be installed only as shown.

6.	02800-2.1.L — WT reserves the right to use approved equals to the single source manufacturers for the irrigation system.

7.	02800-3.9.B — Adjustment, winterization, start-up of irrigation system after turnover, shall be by the owner.

8.	02910-1.3.D — WT will submit soil samples for analysis to the architect. Testing of soil samples is excluded.

9.	Not used.

10.	Not used.

11.	Not used.

12.	02910-3.15.A.6 — Mulch is excluded. None is specified.

13.

Six (6) wooden benches, two (2) trash receptacles, and two (2) bike racks have been included in the plaza area. One (1) bike rack has been included in the parking garage. All of these items are not labeled on the contract drawings.

02E         SITE CONCRETE

1.

The Argentinean concrete benches will have to be produced in 2m sections for shipping purposes. These benches require prepayment of preliminary design services ($[***]), and 50% prepayment for fabrication of benches.

2.	Granite curb is assumed to be around street tree planting boxes only per RFI #31.

7

3.	All perimeter curb and gutter except as detailed above is assumed to be concrete.

4.	03200-2.1.D - Epoxy WWF is not included for concrete topping slab. Assume standard WWF per L5.1.1 (11/26/07).

02F         HARDSCAPE/STONE

1.	No granite cladding has been included at the existing concrete planter box on the west side of Phase I building along Cameron St. per RFI #41.

2.	Radius pavers are only included at radius AA through KK. All remaining pavers are included as segmented.

3.	Bio-Wall is not included. An allowance for the Bio-Wall has been included.

4.	Etching “Bio-Walk of Fame” is not included.

5.	Sculptural seating elements are not included. Conduit shown for infrastructure has been included as shown on E3.01 dated 11/26/07.

6.	Not used.

7.	04400-2.3.F — Location and quantity of weep and vent tubes shall be determined by the subcontractor designing the granite wall panels, since no locations are shown on the drawings.

8.	04400-2.3.G — Crack suppression membrane is only being supplied in the elevator cabs per direction given by Ramon Santos of SGA.

9.	Not used.

10.	04400 — Elevator Floor Stone — 3/8” thick standard granite tile, 12”x12” has been included.

11.	04065-2.2.D.2 — Stone mortar/grout color must be non-custom color.

12.	Stone flooring in retail space shown on 2/A5.7 (12/5/07) is excluded. The retail space is assumed to be unfinished.

02G         FOUNTAIN

1.	GMP Price is based upon Fountaincraft being utilized for the fountain equipment.

2.	Not used.

3.	Not used.

4.	Not used.

5.	Not used.

DIVISION 3

03A         CONCRETE

1.	Not used.

2.	It is assumed that the overhead power lines are removed or de-energized prior to second floor concrete work. No delays to accommodate these lines have been included.

3.	Excludes all impacts (condition & location) of existing caissons.

4.	03310-1.6A - Field mockups shall be in place.

8

5.	03200-2.1.D - Epoxy WWF is not included for concrete topping slab. Assume standard WWF as per L.5.1.1.

6.	Items included in Shemro’s letter dated 9/17/07 regarding Concrete outstanding issues are excluded. If these items have been included/incorporated into the documents, they are included.

7.	Not used.

8.	Winter weather protection has been excluded by Miller and Long. Summer weather protection is included as a cost of work remaining.

9.	Not used.

10.	03310-3.2.A — Vapor barrier is excluded. Preprufe shall be used ILO, as per Div 7.

11.	Not used.

12.	LEED certified wood for concrete formwork is not included.

03B         CAISSONS

1.	Not used.

2.	Not used.

DIVISION 4

04A         MASONRY

1.	Masonry lintels have been assumed for the door openings throughout the building.

2.	Not used.

3.	Not used.

4.	Colored mortar excluded (04060-2.1C F & G and as noted in Note 3/Drawing G2).

5.	Weather protection has been excluded by the bidders; it has been included as a cost of work remaining.

6.	Not used.

04B         PRE-CAST CONCRETE

1.	03450-2.1.C — Pigment for concrete shall be same as Phase 1. Color variations may be present.

2.	VE options regarding precast panels per SGA Option #2 on memo (3/10/08) is not included.

DIVISION 5

05A         STEEL — STRUCTURAL & MISCELLANEOUS

1.	Not used.

2.	Not used.

3.	05500-2.1.A.10 — Gray iron castings, in reference to nosings have been excluded, as there are none on the project.

4.	Not used.

9

5.	Stair # 1 and Stair # 2 are cast in place per General Note 11a in 100% Design Development Project Manual.

6.	Spec 05080 calls for flouropolymer resin and is not included. This should be for shop finished materials only.

7.	All interior stairs and platforms in the fill finish area are assumed to be painted steel.

8.	All interior handrail in the fill finish area is assumed to be painted steel.

9.	WT direct hire structural/misc steel bid is a lump sum price received in a competitively bid process.

10.	Not used.

05B         ORNAMENTAL METALS

1.	Stainless steel planters are assumed to be design build by the subcontractor.

2.	Numbers #2-4 not used.

5.	Mock-ups are excluded.

6.	Numbers #6-8 not used.

9.	05700-1.1.A.7/2.5.F — Gazebo and trellis structures are assumed to have zinc cladding.

10.	Numbers #10-11 not used.

12.

05700-1.7/2.5D — Sample installations shall be completed where feasible, and not necessarily prior to the pre-installation conference.  WT shall submit samples of finish materials to the architect for approval.

13.	Numbers #13-17 not used.

DIVISION 6

06A         MILLWORK/DOORS-FRAMES-HARDWARE/INTERIOR GLAZING

1.	Not used.

2.	Plywood backing has been included behind the A/V displays at typical locations per 1/A10.1 (11/26/07). No other type of backing is included. It is not clear on the drawings what is required.

3.	The 5/4” hardwood cap has been included per 1/A10.1 (11/26/07), but it does not meet LEED requirements due to the width of the cap.

4.

WT reserves the right to buy specific door/security hardware from either the door subcontractor or the security subcontractor based on what is best for the project, not as listed in notes on security drawings.

5.	Not used.

6.	Not used.

7.	Not used.

8.	RFI #23.1 is not included, no response given by SGA.

9.	Numbers #9-11 not used.

12.	Fire extinguishers and cabinets are assumed to be fire-rated where fire-rated partitions are shown per the floor plans.

10

13.	Numbers #13-15 not used.

16.	06600-3.2.A.7 – Blocking for owner furnished equipment is excluded, unless specifically called for on the contract drawings for OFCI equipment.

17.	06400-1.3.F – All millwork will be built to meet or exceed AWI specifications per contract documents. The millwork supplier/subcontractor does not participate in the AWI certification program.

18.	06400-1.6.A.2 – Woodwork will not be installed by the manufacturer.

19.	Numbers #19-20 not used.

21.	08110-2.2.E /2.3C – Vertical bracing is included where feasible, in some instances it is not possible due to overhead ductwork conflicts.

22.	08110-2.3.B.5.b – Not included. There are no double exterior doors on the project.

23.	08115-2.4.A – Not included. Locations not shown on drawings where required.

24.	08710-1.7.D – Warranty period manual closers: 10 years is included.

25.

08710-2.24 – The manufacturer will not guarantee that there will be zero pass through of light through the automatic door bottoms. There is usually a small gap between the door/sweep & frame that will let small amount of light pass through. Specific light-tight doors and associated hardware would need to be specified to make that guarantee.

26.	08710-2.24.C/D/E – Testing is not included.

27.	08805-1.5.B – Glass & glazing will not be single sourced. Glass & glazing will be purchased under separate contracts.

28.	Not used.

29.	08805-3.4 – Timing of cleaning is to be completed at WT discretion.

30.	Numbers #30-35 not used.

36.	4x4 welded tube steel frames are only assumed at 1st floor lobby per details on A10.1. They are not referenced at other locations.

37.	Standard wood blocking is assumed acceptable for structural supports for wall art work by the owner. No detail provided. Refer to 1/A4.11.

38.	RFI #48 response is excluded. Door hardware to be as specified per door schedule A7.4 (12/5/07).

39.	Hold open devices on stair gates are excluded. Spring gates shall be provided per RFI #44.

40.	The low successful bidder is required to have the packages broken up into materials and labor in order to keep the award(s) under $[***] each to obtain bonding on each package.

41.	Not used.

42.

Note on 1/A10.8 (1/11/08) states “Tel/Data/Power outlets to be located in millwork by Systems furniture installer”. Locations must be provided by the systems furniture vendor/owner during the millwork submittal phase.

43.	Numbers #43-44 not used.

11

45.

Openings 007A and 707A are not shown on the door schedule in Addendum # 15. We have assumed 3’0x7’0 HM doors and corresponding welded frames with standard locksets and hinges. No security/electric locks provisions are assumed.

DIVISION 7

GENERAL

	1.	07810-1.9 – Coordination and sequencing of work by WT. WT will sequence work as needed to complete the work in a neat and timely manner and in compliance with the authority having jurisdiction.

	2.	07810-3.4 – Costs for Independent Testing Agency have not been included.

3.

07840-1.5B – Structural requirements for firestopping have been excluded. Concrete will be used to infill large gaps and firestopping via conventional methods will be utilized in compliance with the authority having jursidiction.

	4.	07840-3.4A – Identify through penetration firestop systems with preprinted metal or plastic labels on both sides of penetrations. This is excluded.

	5.	07900-1.4.D – FDA approved caulk is assumed for joints that come in contact with, or are used in areas of drug manufacturing.

	6.	Not used

7.

WT and relevant subcontractors (i.e. curtainwall, roofing, metal panel, terracotta, etc) reserve the right to modify details on contract drawings to utilize industry standard design details at terminations, curbs, intersections, etc. of skin systems in order to maintain a weathertight system. Coordination will take place during the shopdrawing phase.

	8.	RFI #74 is unanswered and provisions to complete have not been included.

9.

Field testing for visual mockup, providing and install of testing chamber are by others. Cost and schedule impacts due to design changes as a result of the mockup testing are not included. Materials included in the mockup will be released upon receipt of approved shopdrawings, regardless of the pending results of the mockup testing performed by the owner.

	10.	The aluminum extrusions will be design/build while attempting to mimic the design intent on the contract drawings but the connection details may differ from what is included on the contract drawings.

11.

07210-2.1.A – Insulation is provided in locations noted in the spec and on the contract drawings. Locations not shown on these documents to have insulation are not included. RFI #200 is unanswered and therefore not included.

07A	WATERPROOFING

	1.	07130-2.1.A – Low temperature materials are not a viable alternative from Grace. Costs have been included for temp heat/protection.

	2.	07130 – Waterproofing details shall be as detailed on approved submittals and per manufacturer’s standard details.

	3.	Not used.

12

	4.	07130 – Standard 5-yr manufacturer’s warranty is included.

	5.	07270-3.4.B – Allowable air barrier exposure to UV light shall be determined by manufacturer’s recommendations.

	6.	Not used.

07C	ROOFING

	1.	Numbers #1-3 not used.

	4.	Arrays and connector is assumed to be same as system Phase I building system. No metal/zinc closure pieces are assumed between or under arrays.

	5.	Numbers #5-9 not used.

	10.	Custom colors for roofing membranes, stone mixes, soils, etc. are excluded.

	11.	Not used.

12.

07560-1.5.A/B – Manufacturer’s sample for green roof assembly will be provided during submittal phase. Proposal is based on TectaGreen product by TectaAmerica Company, LLC. Mockups are excluded. Roof area per SGA mockup sketches dated 1/22/08 is not a green roof area.

	13.	Numbers #13-14 not used.

07D	METAL PANELS/LOUVERS

	1.	Not used.

	2.	Multiple caulk joints are excluded.

	3.	Numbers #3-27 not used.

07E	TERRACOTTA PANELS

	1.	Numbers #1-21 not used.

DIVISION 8

08A	CURTAINWALL

	1.	Numbers #1-58 not used.

59.

Stainless steel sign boxes at retail spaces excluded. These are assumed to be provided by the owner per curtainwall shopdrawing review meeting on 1/17/08. Stainless steel support for stainless steel sign boxes are included.

	60.	Fritting and frosting on single side of glass only is included (08900-3.04.L).

	61.	Not used.

	62.	Aluminum framing and extrusions per 2/A6.7 and 1/A5.15 (addendum #15) around louvers are included in the Addendum #15 allowance.

	63.	Addendum # 15 pricing does not include any Biowall work.

13

64.	Not used.

65.	Building envelope peer review is not included in the GMP. Owner has retained services of consultant outside of GMP.

DIVISON 9

09A – EXTERIOR STUDS/SHEATHING & DRYWALL

	1.	Not used.

	2.	Not used.

	3.	Not used.

	4.	09100-2.2.B – Metal stud framing gage shall be as indicated on per wall types designated on the contract drawings.

	5.	09100-3.3.B.11 – Wood blocking has not been included for owner supplied items, with the exception of mounting the owner supplied TV’s and wall hung artwork.

	6.	09100-3.3.E – Shaftwall will be sealed in accordance with referenced UL listing and according to the authorities having jurisdiction.

	7.	09250-3.3.A.7 – Ceiling GWB boards will not be applied before GWB ceilings and walls occur due to sequence of activities and fire marshal inspections of above ceiling work.

	8.	09250-3.4.C.6 – Sealing of sides and backs of electrical boxes to completely close off openings and joints is not included.

	9.	Level 5 finishes are excluded. Level 4 finishes are included at painted surfaces.

	10.	Numbers #10-24 not used.

	25.	Walls that are specified as full height may conflict with ductwork above. Fire-rated walls shall be full height but other walls may need to be framed around ductwork.

	26.	09510-2.3.C – Grid attachment devices shall be as recommended by the manufacturer.

	27.	Not used.

	28.	Not used - see item 1.20 under GENERAL section.

	29.	Not used.

	30.	Not used.

	31.	Horizontal shaftwall detail per A4.2 (11/26/07) is only included at top of stair shafts as indicated.

	32.	Mockups are excluded, except for the Exterior Visual Mockup and benchmarks as required by specifications.

09C	TERRAZZO

	1.	Terrazzo pattern assumed to be as delineated per RFI #33. No other special pattern or design is included.

	2.	Not used.

	3.	Custom color glass chips/terrazzo is not included.

14

4.	Not used.

5.	Crack suppression membrane is included for 5% of area. $[***] in cost of work of remaining has been included for 100% crack suppression membrane.

6.	Not used.

7.	09440-1.5.A – Sample installation is excluded. In-place benchmark has been included.

8.	Not used.

09D	FLOORING (VCT/SEAMLESS VINYL/CARPET/TERRAZZO TILE)

	1.	It is assumed that Armstrong Medintech Sheet Vinyl and Johnsite Cap and Cove Stick are acceptable products.

	2.	09650-2.2.B.4 – Architect to specify non-custom color for terrazzo tile.

	3.	09650-1.3.E – WT will submitted test reports previously conducted by the manufacturer. New testing is not included.

	4.	09650-2.2.A – Sheet linoleum is not included. Per spec 09652 sent via email from Jim Hirt of IPS dated 2/20/08 sheet vinyl flooring is required in these areas.

	5.	09650 – All items pertaining to sheet linoleum flooring is excluded since it is not being provided.

	6.	09650-3.4.E/F – Two coats of polishing is included.

	7.	09680-1.6.D/3.5.A – Manufacturer’s inspections are not included.

	8.	09680-1.7.B – Sample installations are excluded.

9.

01735-2.1.E – Terrazzo tile – WT will match existing terrazzo based on color product number designated by architect. New terrazzo tile will look slightly different than existing due to the fact that terrazzo tile darkens as it ages.

09E	EPOXY FLOORING

	1.	09310-1.5.B – Mockup is not included. In-place benchmark has been included. This is a material/quality/performance in-place sample that will be part of the finished product.

	2.	09402-2.1.A – Modify to state Stonhard or equal is acceptable.

09F	CERAMIC TILE

	1.	Shop drawings are not included; they are not required per the specifications.

	2.	Sample installation is not included.

	3.	Grout sealer is not included, not required per spec.

	4.	09310-2.5.C – Metal trim – Aluminum edge trim is included per contract drawings. Stainless steel edge trim per referenced spec section is not included.

09G	PAINTING & WALLCOVERINGS

	1.	09720-1.9.B/3.1.B – Testing of substrates for wall coverings is not included.

	2.	Not used.

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3.

09900-1.5.C – The following items are not shop primed and therefore will not be field painted: Metal decking (galvanized), architectural woodwork (shop painted), fire extinguishers and valve cabinets (shop painted with SS doors and trim), mechanical and electrical equipment and accessories (shop painted).

4.	09900-1.7.B – Samples are not included, benchmarks can be provided.

5.	09900-3.4.C – Painting of MEP equipment, ductwork, piping, and related accessories is not included. Painting of exposed sprinkler pipe and gas pipe is included.

6.	09900-3.4.E – Painting of back sides of access panels and removable or hinged covers to match exposed surfaces is not included.

7.	09900-3.8/09905 – Epoxy paint is included in areas as described on the finish legends and finish schedule A7.6F (1/11/08).

8.

Striping of garage includes parking space lines and handicap spaces only. Painting of arrows on ramp and painting of curb at median is not included. The question was not addressed on constructability comments. Additional garage signage has not been included. Preferred Parking signs required by LEED are assumed to be by the owner.

9.	Concrete sealer is included in all mechanical rooms above the cellar per email from E. Jayne dated 1/8/08.

10.	Numbering of parking spaces is not included.

DIVISION 10

General

	1.	No corner guards, except the two (2) exterior included in 05B, are included in the base building. Corner guards for the fill finish area are included in the fill finish breakdown.

10A	CURTAIN RODS/MECHOSHADES/BLACKOUT SHADES

	1.	Curtain rods are included per Addendum #1; curtains are not included.

10C	WINDOW WASHING EQUIPMENT/ROOF ANCHORS

	1.	An allowance has been provided for design/build window washing equipment, davits, roof anchors, window washing monorails, and testing.

DIVISION 11

	1.	Signage for building and garage is included in the GMP as an allowance.

	2.	Numbers #2-4 not used.

	5.	Aluminum angle per detail 11/A7.5 (11/26/07) for signage is to be included in the signage allowance.

	6.	Kitchen appliances are not included.

	7.	A/V equipment is included within a line item allowance. (Displays, mounts, screens, projectors, video conferencing, etc.).

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DIVISION 12

GENERAL

	1.	Exclude all furniture other than millwork listed in Division 6. Furniture whips to be turned over to electrician prior to them starting trim-out work on the floors.

12A	CASEWORK

	1.	Only built-in case work and shelving, and fume hoods are included. All freestanding components such as lab furniture, equipment, and laminar flow hoods are not included.

	2.	12356-1.4.E – Full size samples are not included.

	3.	12356 – Acid storage cabinets are included. In some locations it is unclear on the contract documents which (acid, flammable, etc) is required.

	4.	Not used.

	5.	12536 – RFI #067 – A sheetmetal utility carrier is not included. Deck mounted fixtures will be provided.

6.

12356-2.10 – Stamped or etched labeling on stainless steel cover plates at receptacles, switches, terminal posts, and other locations is not included. Labeling per spec 16140 is included and will be performed by 16A subcontractor.

	7.	Laminar flow hoods are by the owner.

DIVISION 13

GENERAL

	1.	13100-3 Section 3.3-A and B – Field Quality Control – Owner to provide WT Phase I UL Master Label Certificate. No inspections, rework, or certification has been included for Phase I.

	2.	13267-1 Section 1.4-A – Raised floor is excluded. None is shown.

	3.	13267-7 Section 2.13-A – Reference to division 26 is excluded, no division 26 exists.

13700-29 Section 2.6-K.1 – Wire and Cable - All references to government work is excluded.

	4.	13700-34 Section 3.4-E.1 – Testing – Siemens proprietary system shall be installed as an extension to Phase I. Standard Siemens testing has been included.

	5.	13930-16 Section 3.3-C- Piping Installation – No seismic requirements have been included.

	6.	13930-22 - No labeling of sprinkler piping is included. Exposed sprinkler pipe shall be painted under division 9 per MCDPS, FM standard.

	7.	13967 Section: Clean-Agent Fire Extinguishing System – Spec 13967 is excluded, as spec 13267 takes precedence.

	8.	Numbers #8-11 not used.

	12.	Reserve containers of clean agent is not included.

	13.	Numbers #13-14 not used.

	15.	WT/sprinkler subcontractor neither supplies nor maintains the water supply. WT/sprinkler subcontractor recommends that the water be tested and then treated, if necessary, for

17

any microbiological organisms that may influence corrosion. Testing and treatment of the water supply and costs associated therewith, is the sole responsibility of the owner.

16.

All areas with ceilings will be protected by quick-response concealed pendent sprinklers. In addition, the areas indicated as process will be protected by special concealed pendent sprinklers with a clean room gasket. All concealed pendent sprinklers will have factory white cover plates. All areas exposed to the structure will be protected by brass upright sprinklers.

	17.	Fumehoods – no fire protection has been included inside laboratory fumehoods.

	18.	Not used.

	19.	Assume no sprinkler coverage above suspended wood ceilings. (Sprinkler heads will penetrate wood ceiling panels)

	20.	Not used.

	21.	We have carried an allowance for support steel above the 3rd floor ceiling. System is currently not shown or designed and will require these additional supports.

22.

An allowance has been carried for wet pipe systems if deemed necessary, not currently shown in the design. This is for protection above the 3rd floor ceiling and any aesthetic changes to the PEG layout.

	23.	An allowance has been carried for dry pipe systems. This is for coverage under beams and additional feeds as deemed necessary.

13B	COLD ROOMS

	1.	The cold room is excluded. See Exhibit D for Fill Finish Equipment scope included in GMP..

14A	ELEVATOR

	1.	Not used.

	2.	Elevator #3 will be a holeless dual jack hydraulic elevator in lieu of the specified overhead traction elevator as per VM #62 and ARL #10.

	3.	Not used.

	4.	Schindler will not name other parties as additional insured on their insurance policies. They will provide OCPL insurance in lieu of above.

	5.	14210-23 Section 3.08-A.5 – Standard O&M manuals will be provided.

	6.	If there are discrepancies between Schindler’s standard products and the project specifications Schindler’s standard products shall prevail.

	7.	14210-4 Section 1.05 – Document Verification is excluded. This is assumed by SGA at submittals.

	8.	14210-8 Section 2.01-A – Summary No Visible Company Name or Logo. This is excluded – Schindler Items as per Quote (std. Cabs, etc.)

	9.	14210-10 Section 2.03-H – Car Performance Airborne Noise criteria is excluded.

	10.	14210-16 Section 2.08-F.1 and 2 – Car Equipment

1 .Cars 1 and 2: No allowances have been carried for elevator flooring as specified. Granite flooring has been carried in another division (9).

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2. Per RFI 86/86.1, stainless steel floor in elevator #3 is provided by others. This is carried under the base building division 14.

	11.	14210-22 Section 3.07-C – Acceptance Review and Tests

Furnish labor, materials, and equipment necessary for Consultant’s review. Notify Consultant a minimum of five (5) working days in advance when ready for final review of elevator or group. This statement is excluded.

12.

Specification 14210-13 section 2.05 B 6&7 – Monitor system interface and providing the controller to be lockable “open” is excluded. The BAS specification does not call for wiring or graphics to accommodate this.

	13.	Adjusting will be in accordance with industry standard.

	14.	Overhead sheave beams cannot be isolated. Hoistway equipment to be standard.

	15.	Standard vandal resistant push buttons are included.

	16.	Large stainless steel frame headers have been included to achieve the transom look. 8'-0" door heights with 9" extended head jambs on cars # 1 and 2 have been included.

	17.	As per RFI 8, we have not included any tie ins to the phase 1 elevator / fire alarm recall. These elevators will not be interlocking.

15A	MECHANICAL

	1.	Not used.

	2.	Not used.

	3.	Not used.

	4.	Not used.

	5.	Not used.

6.

Pits are assumed to be cast in place by division 3. Pit basins and lids have not been included and are assumed not required. Roadable / gasketed hatches as per spec section 08310 will be installed to cover these pits.

7.

Stainless steel duct, including Jacobs Specialty, has not been carried as per ARL #15. At that time, we figured 15,000 lbs of type 304 SS SMACNA duct with $[***] for pickling and $[***] for additional pressure testing. We have reduced the allowance to $[***] due to recent meetings, as we believe the scope is not as extensive (less expensive materials and fewer runs). Hence, RFI #128 is included as defined above.

	8.	Not used.

	9.	Not used.

	10.	It is assumed that it is acceptable to locate VAV boxes in areas with no ceilings as shown per mechanical drawings.

	11.	Not used.

	12.	Not used.

	13.	15010-5 Section 1.8-C – Coordination and Fabrication Drawings - Drawings will be signed and dated by WT and relevant subcontractors. No engineering stamps are included.

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14.           15010-5 Section 1.10-C – Submittals – Sepia copies are not included.

15.           15010-6 Section 1.10-E.1 and 3 – Submittals - WT:  We will use standard WT submittal processing sheets, AIAG810 is excluded.  See below submittal stamp language.  Note this stamp applies to all submittals in all divisions.

RECEIVED AND REVIEWED FOR GENERAL DESIGN, ARRANGEMENT & APPEARANCE ONLY BY  WHITING-TURNER CONTRACTING.

Job No.	11635	No Exception Taken	☐

Sub No.		Reviewed w/Comment	☐

Date		Rev & Resubmit	☐

Target Date:		Rejected	☐

Review is only for the conformance with the design of the project and compliance with the information given in the contract documents.  Contractor is responsible for: dimensions to be confirmed and corrected at the jobsite, information that pertains solely to the fabrication processes or to techniques of construction, and the coordination of the work of all trades.

By	Date
Whiting-Turner Contracting Company

16.           15010-7 Section 1.11-A –Substitutions – This statement is excluded.

17.           15010-9 Section 3.1-A.7 – Special Responsibilities

Make reasonable modifications in the work as required by normal structural interferences, pay all expenses to the General Contractor for additional openings or relocating or enlarging existing openings through concrete floors, walls, beams and roof provided for the HVAC work.  WT note - Changes to the structure after approval and coordination are not included.

18.           15010-10 Section 3.1-C.2 – Special Responsibilities

Prior to interruption of essential services, obtain the Architect’s/Engineer’s approval of the method proposed for minimizing service interruption.

Change “Architect/Engineer” to Owner.

19.           15010-10 Section 3.1-D – Special Responsibilities

Instructions given to such a representative by the Architect/Engineer shall be binding on the Contractor.  WT – This statement is excluded.

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20.           15020-3 Section 3.2-B – Work Prior to Commissioning

Contractor may be obligated to compensate the Commissioner to test the revised product, or confirm the suitability/unsuitability of the substitution or revision.  WT - This statement is excluded.  See previous note #14 on substitutions.

21.           Not used.

22.           15050-12 Section 3.6-A – Painting – Painting only included for gas and exposed sprinkler lines.  Painting included in division 9.

23.           15075-8 Section 3.6-A – Valve-Schedule Installation

Mount valve schedule on wall in accessible location in each major equipment room.

Note – locations must be given by owner.

24.           15080-3 Section 1.5-C – Quality Assurance

Mockups - A/E Approve Rep. Sample of in Place Work

No Destructive Testing is included.

25.           Insulation materials standards will be provided per RFI #P-0087, revised spec 15080.

26.           15121-1 Section 1.4-B – Submittals

Shop Drawings: Signed and sealed by a qualified professional engineer.  This statement is excluded.  Cut sheets will be provided.

27.           15140-2 Section 1.6-A – Project Conditions

Interruption of Existing Water Service:  Shutdowns will be coordinated with the owner. No additional monies have been included to provide temporary water to the Phase 1 building.

28.           15145-15 Section 3.3-A – Labeling and Identifying

Factory attached plates are included.  All other labeling is excluded.

29.           15185-7 Section 3.2-A.2 – Concrete Bases - For supported equipment, install epoxy-coated anchor bolts that extend through concrete base and anchor into structural concrete floor.  WT Note:  If anchor bolts are required, we shall provide standard non-epoxy bolts.

30.           15189-15 Section 3.3-A and B : Water Softener Installation

Install water softener equipment on concrete bases.   Anchor mineral and brine tanks and floor-mounting accessories to substrate.

Anchoring is assumed not necessary or desired.  Mineral and brine tanks are moved for rebedding / refilling and cleaning / maintenance periodically.

31.           15189-17 Section 3.5-E and F: Field Quality Control - Sample water at four-week intervals. . .Note – The duration of this activity is assumed to be from the point when system is ready until substantial completion.

32.           15194-2 Section 1.7-A.1 and 2:  Fuel Gas Piping Coordination – Gas shutdown are not assumed by WT.

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33.           15194-8 Section 3.11-B: Fuel Gas Piping Painting - Paint service meters, pressure regulators, and specialty valves. Color grey

W-T Note: This is assumed by WGL, WT will paint exposed gas piping in phase 2A yellow per WSSC.

34.           15410-3 Section 1.5-H and H.1 – Quality Assurance - Comply with the following applicable standards and other requirements specified for lavatory and sink faucets:

WT Note: Backflow Protection Devices for faucets, vacuum breakers, backflow prevention shall only be provided when specified or shown.

35.           15445-6 Section 3.5-E – Start-Up Service – Normal occupancy hours are assumed to end at 4pm.

36.           15471-8 Section 3.11-Part 4 – Demonstration - Piping Data Sheet SS3 and CU2 are excluded, they are not listed in the spec.  WT does not have these sheets.

37.           15481-10 Section 3.10-Part 4 – Demonstration - Piping Data Sheet SS3 and CU2 are excluded, they are not listed in the spec.  WT does not have these sheets.

38.           15485-14 Attachment 02, Attachment 03– Piping Data Sheet - Piping Data Sheet SS3 and CU2 are excluded; they are not listed in the spec.  WT does not have these sheets.

39.           Exclude Boiler Inspectors Requests Not Specifically Shown on
Contract Docs.

40.           15513-9 Section 3.4-E.7 and 8 - Performance Tests – WT will notify Engineer as required.

41.           15550-2 Section 1.6-A.1 – Warranty

Warranty Period: [10] [15] [25] <Insert number> years from date of Substantial Completion.   WT Note - Manufacturer’s standard warranty included since no duration is specified.

42.           15625-4 Section 1.9-A.1 and 2 – Warranty - Extended warranties include, but are not limited to, the following: W-T: Exclude “but are not limited to”.

43.           15625-22 Section 3.6-A – Demonstration - Engage a factory-authorized service representative to train Owner’s maintenance personnel to adjust, operate, and maintain chillers.  WT Note – We assume no video recording provided for this training session, as no other sections require.

44.           15635-2 Section 2.2-F.1 – Products – No leak detection system is included for chilled water.

45.           15734-2 Section 1.5-D – Submittals – Standard color will be provided.

46.           15815-3 Section 1.5-E – Quality Assurance – In-place mockups are included only.

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47.           Where ducts pass through fire-rated interior partitions and exterior walls, install fire dampers. Comply with requirements in Division 15 Section “Duct Accessories” for fire and smoke dampers.  W-T: Only includes FD’s where Shown, Per SMACNA. We have included fifteen (15) additional that will be required and are not shown. This is not inclusive of the fourth floor.  We have not included any costs for fire dampers or fire-rated assemblies related to openings in the 4th floor.

48.           15815-15 Section 3.8-A – Painting of interior of metal ducts is not included.

49.           Ducts for future connection to Dishwasher Hoods: Type 304, stainless-steel sheet – This is excluded.  WT to provide aluminum duct per M2.02.

50.           15815-19 Section 3.12-F – Duct Schedule

Liners for ducts – Included providing only where denoted on drawings.

51.           15855-2 Section 1.3-B through D – Submittals

B. Samples for Initial Selection: For diffusers, registers, and grilles with factory-applied color finishes, WT will submit factory color chart for color selection.  No custom colors are included.

C. Samples for Verification: For diffusers, registers, and grilles, in manufacturer’s standard sizes to verify color selected W-T:  This is excluded, WT will provide cut sheets for approval.

D. Coordination Drawings: Reflected ceiling plans, drawn to scale, on which the following items are shown and coordinated with each other, using input from Installers of the items involved:  WT - Industry standard coordinated drawings are provided.

52.           Not used.

53.           15905-5 Section 3.6 - Systems Documentation – This is not included.  SGA to update contract documents.  WT will submit legible red-line as-builts for coordination.

54.           15910-7 Section 3.4-A, B and C – Training – Training is assumed to be at one (1) session.

55.           15950-4 Section 1.6-A and B – Project Conditions

A.    Full Owner Occupancy: Owner will occupy the site and existing building during entire TAB period. Cooperate with Owner during TAB operations to minimize conflicts with Owner’s operations.  WT Note – This is not included.  No occupancy during construction phase.

B.    Partial Owner Occupancy: Owner may occupy completed areas of building before Substantial Completion. Owner to coordinate with WT so as not to adversely impact construction activities.

56.           15950-5 Section 1.8-B – Excluded. TAB, Inc. will provide their standard package.

57.           15950-18 Section 3.25 – Assumed by Montgomery County Fire Marshall Standards.

58.           15955-3 Section 3.3-B – Work to Resolve Deficiencies – WT has included no experimental work.

23

59.           Not used.

60.           15980-2 Section 1.2-G.3.b – Description of Work – Division 16 specifications shall dictate MC cable usage.

61.           15980-2 Section 1.2-G.6 – Description of Work – This shall be provided under Division 16.

62.           15980-40 Section 3.10-A, D, F and G – Warranty – Maintenance is not included.

W-T: 24 Hour Callback

1.     On-line support services shall allow the local BAS subcontractor to dial out over telephone lines to monitor and control the facility’s building automation system. This remote connection to the facility shall be within 2 hours of the time that the problem is reported. This coverage shall be extended to include normal business hours, after business hours, weekends and holidays.  WT Note:  Connection to existing building networks and UT building security shall be by the owner.

63.           Not used.

64.           Elevator oil minder system will be provided.  No expander cables have been included to remotely locate the control module.  The control module will be located in the nearest adjacent room.

65.           WT will provide neat, legible red-lined as-built drawings to the A/E.  Creating new drawings is excluded.

66.           Coordinated drawings are included. Approval by A/E will release for fabrication. Changes in coordination drawings for aesthetics, ergonomics etc. may result in additional costs to the GMP.

67.           The fill finish AHU’s were purchased based on the 15725 specification included within the 100% CD’s.  Spec section 15727 was issued for construction with Bulletin # 1.  Additional modifications were made in submittal review as well as Bulletins 10 & 12.  The added cost to modify the AHUs for all these changes is in the $[***] range.  As agreed on 10-6-08, once the final add cost is determined with the subcontractor, we will identify and separate the Add to GMP amount for changes due to submittal modifications and Bulletins 10 & 12 from the total AHU change cost.  The remaining costs are to be split 50/50, Add to GMP vs. In GMP.

68.           RFI # 233 is not included.  We have the scheduled 100 GPM filter.

69.           RFI # 236 is not included.  There is an error in the specifications (we believe a typo).

70.           RFI # 237 is included within the allowance for the WSSC added “bubblers.”

71.           RFI #225 is not included.

72.           RFI #235 is not included.

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15B         FIRE PROTECTION – See division 13 general for NQA’s.

16A         ELECTRICAL

1.             Wiring and terminations of 0A fixtures are by others.  (PEPCO)

2.             Primary and secondary cabling is by PEPCO up to the C/T.

3.             Comcast, Montgomery County, RCN, and Verizon cabling is not included.

4.             No painting of conduit is included.

5.             Any references to NECA shall be evaluated with the NECA Checklist.  Depending on the score this shall determine whether it is Col. 1, 2, or 3 work.

6.             UL listing of oil minder systems are excluded.  WT is purchasing and installing scheduled equipment and UL listing is assumed not required as pumps have UL508 and UL778 approval standards.

7.             Fire alarm work is based on providing a Simplex Grinnell addressable fire alarm system per the fire alarm drawings.  Standard fire alarm devices shall be used and all fire alarm circuits shall be two-wire (Class “B”).

8.             All wiring in the slab and/or in the ground shall be installed in PVC and/or ENT conduit.

9.             Not used.

10.           Repairs, not resulting from WT construction activities, to existing electrical systems and fixtures are not included.

11.           P.E. stamped/NICET drawings are not included. Sole-sourced Simplex drawings will be provided.

12.           Not used.

13.           16010-1 Section 1.2-F.2, 3 and 4 – Summary

Paragraph record drawings - WT will turn over a set of red-line as-builts or SGA to update contract drawings as necessary.  WT will transmit a CD-R of all jobsite photographs at the end of the project.

Paragraph SUBMITTALS. Submittal durations and processing time are as defined in WT schedule. This is inclusive of all consultant review and coordination.

14.           16010-2 Section 1.4-G – Contract Documents

Exact location of receptacles, light fixtures, exit signs, fire alarm devices, etc., shall be coordinated with the architectural drawings and shall not be scaled from location indicated on the electrical drawings.  WT note:  If not shown, the WT will install items at scaled or industry standard locations.

15.           16010-3 Section 1.5-A – CAD Files – It is assumed that CAD files will be turned over to WT/subcontractors at no additional cost after waiver is executed.

16.           16010-3 Section 1.6-D – Discrepancies in Documents – Conduits shall be installed in a workmanlike manner within the decks as permitted.  Any conduits that are unable to be installed in the deck shall be surface-mounted, exposed, or concealed above accessible ceilings.

25

17.           16010-4 Section 1.7-B – Modifications in Layout – Conduit layout shall be as close to coordinated drawings as possible.  Conduits may be exposed or concealed.  Review of coordinated drawings shall verify acceptance of the proposed routing/layout.

18.           16010-4 Section 1.9-A.6 – Related Work in Other Sections

Painting, except as specified herein

W-T: No Paint of Electrical Systems Has Been Included.

19.          16010-7 Section 1.14-A – Record Drawings – Excluded.  Red-line as-builts with separate photo CD-R will be provided.

20.          16010-7 Section 1.14-E.1 – Record Drawings – As-builts should be updated by SGA after turnover to the owner.

21.          16010-7 Section 1.14-F – Excluded.

22.          16010-8 Section 1.15-C – Bulletins, Manuals, and Operating Instructions – If owner determines that certain systems require additional instructions this will provided at additional cost.

23.           16010-9 Section 1.17-C.1 Submittals – Cover sheets will be submitted as requested. Each cover sheet shall be evaluated on a case by case basis.  Incompleteness or mislabeling on cover sheets shall not constitute reason for rejection.

24.           16010-10 Section 3.6-B.2 – Shop Drawing Cover Sheet – WT will submit shop drawings/submittals with standard WT submittal stamp (see 15A-13) and RGV electrical submittal sheet.  Inclusion of this cover sheet shall not release the design team of any obligations.  RGV shall be the code and UL verifying authority.

25.           16010-11 Section 1.17-D.2, 6 and 7 – Submittals – Excluded.

6. Faxes shall not constitute a shop drawing and will not be reviewed as such. Proper submittals shall be made in a timely fashion.

W-T note:  Strike both “not” within the aforementioned statement.

7. General catalog cuts without identifying the proposed product will not be reviewed.  Options included shall be appropriately marked on the submittal.

26.           16010-12 Section 1.17-F.1 – Submittals - W-T: Substitutions That Benefit Owner/Project may be proposed.

27.           16010-12 Section 1.17-G.1-3 – Submittals  – Excluded.  A/E shall approve and be responsible for deviations, substitutions, as submitted.  Substitutions shall be submitted and marked as necessary.

28.           16010-13 Section 1.17-J – Submittals - W-T: Duration as Per the Schedule.

29.           16010-13 Section 1.17-K.1 – Submittals – Excluded.  See specifications for required submittals.

26

30.           16010-14 Section 1.18-I – Coordination Drawings – Mylars are excluded.

31.           16010-14 Section 1.18-K.2 – Coordination Drawings:

Minor field adjustments shall be made and red-lined on drawings.  Major changes by Archited/Engineer to coordination drawings shall be issued by Bulletin.  Major changes by contractor to coordination drawings shall be proposed in writing.

32.           16010-19 Section 3.5-E – Selective Demolition

Shutdowns and interruptions of existing utilities will be required to complete the work.  WT will establish a work plan and coordinate shutdowns with Owner.  Temporary services (generator, water tank, etc..) are not included.

33.           16010-19 Section 3.6-B.1 – Project Close-Out Procedure

Items included on the specified Project Close-Out checklist are included.  All other items are excluded.

34.           Not used.

35.           Not used.

36.           16050-2 Section 3.1-B – Execution – See item #5 above.

37.           Measurement and verification system is excluded per Value Management.

38.           16075-8 Section 3.2-I – Installation – WT:  Nothing to receive field painting.

39.           16130-7 Section 3.2-G – Installation – EMT may be exposed in areas that do not facilitate concealment.

40.           16130-8 Section 3.3-A.6 – Installation of Underground Conduit – This is excluded.

41.           16269-2 Section 1.4-C – Submittals – Coordinated drawings for VFD’s are not included.

42.           MCLA General Notes to Lighting Fixture Schedule dated 10/4/07:  All notes and references from this document are excluded.

43.           Not used.

44.           01510-1.4.D.2 – Re-lamping of entire building is excluded.  WT will replace lamps that are burned out up to and at the time of substantial completion.

45.           An allowance of $[***] for UT insurance requirements has been carried.

46.           Coordinated drawings are included. Approval by A/E will release for fabrication. Changes in coordination drawings for aesthetics, ergonomics etc. may result in additional costs to the GMP.

47.           Not used.

48.           RFI 197.1 is excluded.  More time to evaluate and price is needed.

49.           RFI # 203.1 are excluded.  No info has been provided on the outstanding SSE issues.

50.           RFI # 224 is excluded.  Phase 1 lightning protection work is not included.

51.           Not used.

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16C         TEMPORARY ELECTRIC

1.             Not used.

16D         PEPCO INFRASTRUCTURE / MC-COMCAST INFRASTRUCTURE

1.             A change order will be written to BFJ for the amount in excess of the PEPCO work ARL allowance as shown within the line item GMP.

2.             Not used.

3.             Not used.

4.             Not used.

16E          SECURITY

1.             New ACS and CCT devices will be connected to existing hardware located in Phase I building.

16F          DATA & TELECOM

1.             Exposed conduit for data/telecom work may occur.  All conduit for this work may not fit in the slab and allow for industry standard / manufacturer approved installations.

16G         PHOTOVOLTAIC ARRAY

1.             The PV Array is assumed as a design build by Vermont Solar.

Fill Finish Notes/ Qualifications/ Assumptions

GENERAL NOTES

1.             The following notes are specific to the fill/finish portion of the project. The base building shell notes are also applicable.

2.             Not used.

3.             Not used.

4.             Impacts due to late deliveries of owner-furnished equipment are excluded.

5.             Standard construction cleaning and wipe-down cleaning is included inside the cleanrooms, however in-production-grade cleaning appropriate for particle counting or sterility testing is not included.

6.             Specification 17040-1.4.A.2: Guarantees and warranties commence at substantial completion (not at acceptance of commissioning and validation)

7.             WT direct hire process piping bid is a lump sum price received in a competitively bid process.

8.             Not used.

FINISHES

1.             Not used.

2.             The epoxy floor is specified to have a 4” cove in 13036-2.2.H.1. The MPS wall base is specified to be 6”. We have included matching 4” MPS wall base and 4” epoxy cove.

28

3.             The epoxy floor does not include the expansion joint noted in detail 4 and 5 on A6.2F.

4.             Not used.

EQUIPMENT

1.             See GENERAL section, item 1.61.

2.             Not used.

3.             Not used.

4.             Utilities shown in the design drawings are included in the GMP. However final connection details/locations and potential changes are not. Revised and/or additional utilities required for the specific equipment purchased are also not included in the GMP.

5.             Conduit and/or cable tray as may be needed for equipment interconnections and/or controls are not included in the GMP.

6.             Not used.

7.             Not used.

8.             No work associated with the vacuum system shown in Z2.12F is included.

MECHANICAL

1.             Not used

2.             HEPA filter housings are tested at the factory per the manufacturer’s standard procedures. Field pressure testing of the housings is excluded.  Onsite HEPA testing and certification is included.

3.             The controls set point list “attachment A to 15980” is referenced in the drawings M7.04F but not included in the current document set. Any additional work specified or implied by the controls setpoint list is excluded.

4.             Stainless steel atmospheric vents and drains (for example CLC starting from the dirty side of the trap) are non-documented; without borescoping, material certifications, weld maps, or passivation.

5.             Clean process piping (USP, WFI, CLS, P, and CIP) is passivated. All other stainless steel pipe and tube is not passivated.

6.             Additional ports or sampling assemblies, as may be used for clean steam quality sampling, have not been added to the clean steam system.

7.             Vents to the roof and building face are included only as shown in the piping and ductwork plans.

8.             Pipes labeled “CS” are assumed to mean pipe specification “CS-1.”

9.             Process pipe hanger requirements in the specifications are unclear. We confirm that we will use “sanitary” hangers that support the stainless steel tube directly (not saddle hangers and insert as noted in some specifications). In the cleanroom all exposed hanger assemblies will eliminate exposed threaded rod.

10.           Material inspection, welding procedures, inspection, and documentation of process piping systems will be in accordance with Whiting-Turner’s Quality Assurance Manual for Sanitary Stainless Steel Tube Systems.

11.           Not used

29

12.           Quality control will be performed by process piping personnel; true 3rd party inspection is not included.

13.           Specification 17040-1.5.B and 17150-1.9.B: Only one original (not two as requested by the specifications) will be available for many process piping documents such as signed welding logs.

14.           Specification 17150-3.9.E: hand tack welding using argon shielded TIG may be used on any size tubing.

15.           Specification 17150-3.10: passivation and cleaning will be performed by a professional firm specializing in the work.  Passivation and cleaning procedures, based on citric acid as specified, will be submitted for approval. The passivation procedure may not comply with the specific chemicals, brands, and concentrations listed in 17150.

16.           Specification 17162 is excluded; there are no pipe expansion joints shown.  Per meeting on 6/11/08 with IPS, it is understood that no expansion joints are needed.

17.           Specification 17165 is excluded. All stainless steel process piping requiring insulation is insulated with 1 ½” thick fiberglass with ASJ. Insulation in the cleanrooms only will use techlite insulation with  a PVC jacket.

18.           Specification 17410 2.3.B&C: pump motors will be non-overloading at the designed operating point; they will not necessarily be non-overloading to the end of the pump curve.

ELECTRICAL

1.             Phone and intercom systems are not included.

2.             Not used.

3.             Specification 17195 “electrical identification”: if there is any conflict between this and the division 16 specifications, the division 16 specifications govern.

CONTROLS/INSTRUMENTATION

1.             The instrument list 17951 shall govern over specification 17950 (sections 1.4, 2.2, 2.3, and 2.4) where there is any conflict between the manufacturer’s construction details and factory calibration defined by the instrument model number, and any requirements listed in 17950.

2.             Control panel CP343 will be built from a housing rated NEMA 4X (as required by 179701.4), however the completed assembly will be de-rated due to the specified chart recorders IP54 rating.

3.             Two additional pressure sensors not listed in instrument list 17951 have been added to provide the WFI and USP loop return pressures called for in 17980 2.3.B.1&2.

4.             Control panel CP343 has no connection to or from the USP and WFI users. There are no central control functions to coordinate utilities and users (for example to keep USP users from using the water when it is in sanitization mode, or out of acceptable quality).

30

ATTACHMENT C

Project Schedule UT-04 dated 5/28/08

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
Task							
Design							
1000	50% Design Development	40	0	100	30APR07A	30APR07A	
1030	50% Design Development Review / Comments	20	0	100	01MAY07A	25MAY07A	
1060	50% Design Development - Cost Estimate	20	0	100	01MAY07A	25MAY07A	
1090	100% Design Development	48	0	100	01MAY07A	01JUN07A	
1120	100% Design Development Review / Comments	20	0	100	11JUL07A	11JUL07A	
1150	100% Design Development - Cost Estimate	20	0	100	11JUL07A	11JUL07A	
1240	SGA Develops/Issues Bldg Permit Drawings	20	0	100	07AUG07A	21SEP07A	
1270	SGA Develops/Issues 90% CD's	40	0	100	07AUG07A	17OCT07A	
1180	50% CDs - Site Work and Caissons	44	0	100	20AUG07A	20AUG07A	
1210	50% CDs Review / Comments / Cost Estimate	20	0	100	20AUG07A	10SEP07A	
1300	SGA Develops/Issues 100% CD's	23	0	100	18OCT07A	12DEC07A	
10160	Bid Remaining Packages	15	0	100	12DEC07A	11FEB08A	
10140	Develop GMP	25	0	100	12DEC07A	10APR08A	
10150	Approve GMP	5	5	0	01MAY08	07MAY08	2
Permitting							
1200	MCPS Sediment & Erosion Control Permit Rev / App	40	0	100	06AUG07A	28NOV07A	
1190	MCPS Site / Foundation Permit Review / Approval	40	0	100	06AUG07A	21DEC07A	
1310	DPWT-Traffic Control Plan	60	0	100	29AUG07A	14JAN08A	
1250	MCPS Bldg Permit Review / Approval	40	3	93	24SEP07A	05MAY08	12
1290	Montgomery County Approve Traffic Control Plan	16	0	100	25SEP07A	14JAN08A	
1260	WSSC Permit Review / Approve	20	0	100	19NOV07A	18JAN08A	
1280	Revision to Foundation Permit (Waterline)	10	0	100	21DEC07A	03JAN08A	
1320	MHG - Traffic Control Plan for PEPCO Work	23	0	100	07JAN08A	26FEB08A	
Bid / Award							
2450	Bid / Award Elevator Package	40	0	100	15AUG07A	01FEB08A	
2010	Bid / Award Sheeting/Shoring Package	25	0	100	27AUG07A	28SEP07A	
2000	Bid / Award Site Work Package	25	0	100	27AUG07A	08OCT07A	
2060	Bid / Award Caissons Package	25	0	100	27AUG07A	08OCT07A	
2030	Bid / Award Site Piping Utilities Package	25	0	100	27AUG07A	12NOV07A	
2090	Bid / Award Concrete Superstructure Package	30	0	100	17SEP07A	06DEC07A	
2120	Bid / Award CW / Windows / Channel Glass Package	45	0	100	01OCT07A	07JAN08A	
2040	Bid / Award Temp Elec / Grounding Package	25	0	100	02NOV07A	03DEC07A	
2610	Award U/G MEP Package	25	0	100	12DEC07A	06MAR08A	
2470	Bid / Award Waterproofing	20	0	100	12DEC07A	10MAR08A	
2460	Bid / Award Site Electrical (PEPCO Work)	30	0	100	21DEC07A	15JAN08A	
2600	Award Electrical Package	15	0	100	25FEB08A	04MAR08A	
2540	Award Mechanical Package	15	0	100	25FEB08A	06MAR08A	
2570	Award Fire Sprinkler Package	15	0	100	25FEB08A	07APR08A	
2180	Award Zinc Wall Panel Package	5	0	100	07APR08A	07APR08A	

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N

Start Date 27JUL07
Finish Date 16NOV09
Data Date 01MAY08
Run Date 28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 1 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
2210	Award Terracotta Rainscreen Sys Package	5	0	100	11APR08A	18APR08A	
2670	Award Studs & Sheathing Package	30	5	83	23APR08A	07MAY08	20
2095	Award Structural Steel Package	5	5	0	24APR08A	14MAY08	23
2240	Award Precast Package	5	5	0	01MAY08	07MAY08	5
2100	Award Masonry Package	5	5	0	08MAY08	14MAY08	83
2110	Award Misc Metals Package (Embeds)	5	5	0	08MAY08	14MAY08	53
2510	Award Process Piping Package	5	5	0	08MAY08	14MAY08	2
2330	Award Photovoltaic Roof Panels Package	15	15	0	08MAY08	29MAY08	75
2360	Award Roofing Package	15	15	0	08MAY08	29MAY08	72
2390	Award Doors / Frames / Hardware Package	15	15	0	08MAY08	29MAY08	101
2480	Award Process Utility Equipment Package	20	20	0	08MAY08	05JUN08	9
2520	Award Process Instrumentation Package	20	20	0	08MAY08	05JUN08	9
2150	Award Louvers Package	30	30	0	08MAY08	19JUN08	137
2400	Award Overhead Door Package	30	30	0	08MAY08	19JUN08	229
2430	Award Casework Package	30	30	0	08MAY08	19JUN08	137
2630	Award Landscape Package	30	30	0	08MAY08	19JUN08	172
2660	Award Hardscape Package	30	30	0	08MAY08	19JUN08	82
2420	Award Finishes Package	60	60	0	08MAY08	01AUG08	116
Submittals							
5000	A/E App. - Sheeting / Shoring	15	0	100	26JUL07A	13NOV07A	
3090	Submittals - Caisson Shop Drawings	5	0	100	07NOV07A	12NOV07A	
5090	A/E App. - Caisson Shop Drawings	15	0	100	12NOV07A	26NOV07A	
3096	Submittals - Lvl 3 Concrete Superstructure Rebar	10	0	100	07DEC07A	11MAR08A	
3098	Submittals - Lvl 4 Concrete Superstructure Rebar	10	0	100	07DEC07A	14MAR08A	
3100	Submittals - Lvl 5 Concrete Superstructure Rebar	10	0	100	07DEC07A	24MAR08A	
3102	Submittals - Lvl 6 Concrete Superstructure Rebar	10	0	100	07DEC07A	24MAR08A	
3104	Submittals - Lvl 7 Concrete Superstructure Rebar	10	0	100	07DEC07A	15APR08A	
3060	Submittals - Temp Elec / Grounding	5	0	100	15DEC07A	31DEC07A	
3458	Submittals - Formwork & Shoring	30	0	100	17DEC07A	02JAN08A	
3548	Submittals - Stripping Plan	30	0	100	17DEC07A	02JAN08A	
5158	A/E App. - Formwork & Shoring	15	0	100	03JAN08A	29JAN08A	
5248	A/E App. - Stripping Plan	15	0	100	03JAN08A	29JAN08A	
55	Submittals - Glazing	1	0	100	01FEB08A	29FEB08A	
3550	Submittals - Hydro Elevator	20	10	50	01FEB08A	14MAY08	125
5091	A/E App. - Foundation Pits and Walls SDs	15	0	100	11FEB08A	27FEB08A	
5330	A/E App. Glazing	20	5	75	01MAR08A	05MAY08	73
3092	Submittals - Lvl 1 Concrete Superstructure Rebar	10	0	100	02MAR08A	02MAR08A	
5092	A/E App. - Lvl 1 Concrete Superstructure Rebar	10	0	100	02MAR08A	20MAR08A	
3890	Submittals - Develop Coordinated Sleeve GRND	10	0	100	07MAR08A	16APR08A	
3178	Submittals- U/G Piping	10	0	100	07MAR08A		
3094	Submittals - Lvl 2 Concrete Superstructure Rebar	10	0	100	12MAR08A	12MAR08A	

2007
M J J A S O N D
2008
J F M A M J J A S O N D
2009
J F M A M J J A S O N

Start Date 27JUL07
Finish Date 16NOV09
Data Date 01MAY08
Run Date 28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 2 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
5094	A/E App. - Lvl 2 Concrete Superstructure Rebar	10	0	100	12MAR08A	27MAR08A	
5096	A/E App. - Lvl 3 Concrete Superstructure Rebar	10	0	100	12MAR08A	02APR08A	
5098	A/E App. - Lvl 4 Concrete Superstructure Rebar	10	0	100	17MAR08A	02APR08A	
45	Final Submission CW Shop Drawings (1,2,3 Flr)	10	0	100	21MAR08A	21MAR08A	
29	A/E App-Final Submission CW Shop Dwgs(1,2,3 Flr)	15	0	100	21MAR08A	09APR08A	
5100	A/E App. - Lvl 5 Concrete Superstructure Rebar	10	0	100	25MAR08A	11APR08A	
5102	A/E App. - Lvl 6 Concrete Superstructure Rebar	10	0	100	25MAR08A	11APR08A	
3930	Submittals - Develop Coordinated Sleeve 4	15	12	20	25MAR08A	30JUN08	8
3101	Submittals - Foundation Waterproofing	10	0	100	28MAR08A	28MAR08A	
56	Owner Rejects CW/CHAN GL Shop Dwgs (3,4 Flr)	1	0	100	29MAR08A	21APR08A	
5010	A/E App. - Foundation Waterproofing	10	2	80	31MAR08A	02MAY08	6
3280	Submittals - Strip Windows	2	0	100	02APR08A	02APR08A	
5280	A/E App. - Strip Windows	10	10	0	02APR08A	14MAY08	31
5104	A/E App. - Lvl 7 Concrete Superstructure Rebar	10	10	0	16APR08A	19AUG08	18
66	WT Resubmits CW/CHAN GL Shop Dwgs (3,4 Flr)	15	9	40	22APR08A	09MAY08	47
3910	Submittals - Develop Coordinated Sleeve 1st Fl	10	5	50	29APR08A	07MAY08	7
3000	Submittals - Sheeting / Shoring	5	0	100		25JUL07A	
5060	A/E App. - Temp Elec / Grounding	15	0	100		07JAN08A	
3091	Submittals - Foundation Pits and Walls SDs	10	0	100		11FEB08A	
5910	A/E App.- U/G Piping	10	0	100			
3030	Submittals - Site Piping Utilities	5	5	0	01MAY08	07MAY08	257
46	Submittals - Doors & Frames CW	10	10	0	01MAY08	14MAY08	46
3148	Submittals - Deaerotor	10	10	0	01MAY08	14MAY08	44
3900	Submittals - Develop Coordinated Drawings - C	10	10	0	01MAY08	14MAY08	11
6190	A/E App. - Develop Coordinated Sleeve Shop GRND	10	10	0	01MAY08	14MAY08	11
3560	Submittals - Traction Elevator	20	20	0	01MAY08	28MAY08	230
3138	Submittals - Pumps	15	15	0	01MAY08	21MAY08	157
3208	Submittals- BFP's	15	15	0	01MAY08	21MAY08	193
3238	Submittals- AHU FF	15	15	0	01MAY08	21MAY08	202
3248	Submittals- AHU's	15	15	0	01MAY08	21MAY08	202
3118	Submittals- Chillers	20	20	0	01MAY08	29MAY08	40
3128	Submittals - Boilers	20	20	0	01MAY08	29MAY08	56
3158	Submittals- De-Airation	20	20	0	01MAY08	29MAY08	224
3168	Submittals- Cooling Tower	20	20	0	01MAY08	29MAY08	158
3218	Submittals- Ejector Pumps	20	20	0	01MAY08	29MAY08	178
3228	Submittals- Oil Grit	20	20	0	01MAY08	29MAY08	178
3258	Submittals- Exhaust Fans	20	20	0	01MAY08	29MAY08	120
3268	Submittals- VAV's	20	20	0	01MAY08	29MAY08	178
3670	Submittals - Mechanical Equipment	20	20	0	01MAY08	29MAY08	139
3760	Submittals - Fire Sprinkler Equipment	20	20	0	01MAY08	29MAY08	187
3820	Submittals - Electrical Equipment	20	20	0	01MAY08	29MAY08	111

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N
5094 A/E App. - Lvl 2 Concrete Superstructure Rebar
5096 A/E App. - Lvl 3 Concrete Superstructure Rebar
5098 A/E App. - Lvl 4 Concrete Superstructure Rebar
45 Final Submission CW Shop Drawings (1,2,3 Flr)
29 A/E App-Final Submission CW Shop Dwgs(1,2,3 Flr)
5100 A/E App. - Lvl 5 Concrete Superstructure Rebar
5102 A/E App. - Lvl 6 Concrete Superstructure Rebar
3930 Submittals - Develop Coordinated Sleeve 4
3101 Submittals - Foundation Waterproofing
56 Owner Rejects CW/CHAN GL Shop Dwgs (3,4 Flr)
5010 A/E App. - Foundation Waterproofing
3280 Submittals - Strip Windows
5280 A/E App. - Strip Windows
5104 A/E App. - Lvl 7 Concrete Superstructure Rebar
66 WT Resubmits CW/CHAN GL Shop Dwgs (3,4 Flr)
3910 Submittals - Develop Coordinated Sleeve 1st Fl
3000 Submittals - Sheeting / Shoring
5060 A/E App. - Temp Elec / Grounding
3091 Submittals - Foundation Pits and Walls SDs
5910 A/E App.- U/G Piping
3030 Submittals - Site Piping Utilities
46 Submittals - Doors & Frames CW
3148 Submittals - Deaerotor
3900 Submittals - Develop Coordinated Drawings - C
6190 A/E App. - Develop Coordinated Sleeve Shop GRND
3560 Submittals - Traction Elevator
3138 Submittals - Pumps
3208 Submittals- BFP's
3238 Submittals- AHU FF
3248 Submittals- AHU's
3118 Submittals- Chillers
3128 Submittals - Boilers
3158 Submittals- De-Airation
3168 Submittals- Cooling Tower
3218 Submittals- Ejector Pumps
3228 Submittals- Oil Grit
3258 Submittals- Exhaust Fans
3268 Submittals- VAV's
3670 Submittals - Mechanical Equipment
3760 Submittals - Fire Sprinkler Equipment
3820 Submittals - Electrical Equipment

Start Date 27JUL07
Finish Date 16NOV09
Data Date 01MAY08
Run Date 28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 3 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
17	Final Submission CW Shop Dwgs (5, 6, 7 Flr)	25	25	0	01MAY08	05JUN08	2
3188	Submittals- PH Equip. Tank & Skid	25	25	0	01MAY08	05JUN08	59
3198	Submittals- Hot Water Equip (Solar)	25	25	0	01MAY08	05JUN08	130
3278	Submittals- SAD's	25	25	0	01MAY08	05JUN08	208
3288	Submittals- HEPA	30	30	0	01MAY08	12JUN08	203
3308	Submittals- Switch Gear	30	30	0	01MAY08	12JUN08	115
3318	Submittals- Panel Boards	30	30	0	01MAY08	12JUN08	155
3328	Submittals- ATS	30	30	0	01MAY08	12JUN08	134
3338	Submittals- MCC	30	30	0	01MAY08	12JUN08	154
3730	Submittals - Building Controls	30	30	0	01MAY08	12JUN08	117
3298	Submittals- Emergency Generator	40	40	0	01MAY08	26JUN08	111
570	Fabrication of CW Mock-Up Material	75	75	0	01MAY08	15AUG08	56
5030	A/E App. - Site Piping Utilities	15	15	0	08MAY08	29MAY08	257
6200	A/E App. - Develop Coordinated Sleeve Shop 1st	15	15	0	08MAY08	29MAY08	10
750	Procure Terra Cotta for Mock-Up	25	25	0	08MAY08	12JUN08	86
3310	Submittals - Terracotta Rainscreen system	30	30	0	08MAY08	19JUN08	33
3320	Submittals - Precast Panel	40	40	0	08MAY08	03JUL08	5
740	Procure Zinc for Mock-up	50	50	0	08MAY08	18JUL08	45
3120	Submittals - Ext Studs & Sheathing Shop Drawings	50	50	0	08MAY08	18JUL08	20
3300	Submittals - Preformed Zinc Wall Panel	70	70	0	08MAY08	15AUG08	45
3960	Submittals - Develop Coordinated Drawings - 1st	10	10	0	15MAY08	24MAY08	18
43	A/E App. - Doors & Hardware CW	10	10	0	15MAY08	29MAY08	46
3106	Submittals - Lvl 8 Concrete Superstructure Rebar	10	10	0	15MAY08	29MAY08	87
3150	Submittals - CMU Block	10	10	0	15MAY08	29MAY08	83
5148	A/E App. - Deaerotor	15	15	0	15MAY08	05JUN08	44
5550	A/E App. - Hydro Elevator	15	15	0	15MAY08	05JUN08	125
3180	Submittals - Granite	20	20	0	15MAY08	12JUN08	202
3210	Submittals - Misc Metals	20	20	0	15MAY08	12JUN08	53
3240	Submittals - Architectural Stairs	20	20	0	15MAY08	12JUN08	183
3920	Submittals - Develop Coordinated Sleeve 2, 3	20	20	0	15MAY08	12JUN08	2
3130	Submittals - Structural Steel	30	30	0	15MAY08	26JUN08	23
36	Final Submission CW Shop Dwgs (3, 4 Flr)	10	10	0	19MAY08	02JUN08	32
5560	A/E App. - Traction Elevator	15	15	0	21MAY08	04JUN08	230
5138	A/E App. - Pumps	15	15	0	22MAY08	12JUN08	157
5940	A/E App.- BFP's	15	15	0	22MAY08	12JUN08	193
5970	A/E App.- AHU FF	15	15	0	22MAY08	12JUN08	202
5980	A/E App.- AHU's	15	15	0	22MAY08	12JUN08	202
3970	Submittals - Develop Coordinated Drawings - 2nd	15	15	0	25MAY08	08JUN08	18
34	Final Submittals - Doors & Hardware CW	10	10	0	30MAY08	12JUN08	46
3108	Submittals - PH Concrete Superstructure Rebar	10	10	0	30MAY08	12JUN08	87
5150	A/E App. - CMU Block	10	10	0	30MAY08	12JUN08	83

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N
Final Submission CW Shop Dwgs (5, 6, 7 Flr)
Submittals- PH Equip. Tank & Skid
Submittals- Hot Water Equip (Solar)
Submittals- SAD's
Submittals- HEPA
Submittals- Switch Gear
Submittals- Panel Boards
Submittals- ATS
Submittals- MCC
Submittals - Building Controls
Submittals- Emergency Generator
Fabrication of CW Mock-Up Material
A/E App. - Site Piping Utilities
A/E App. - Develop Coordinated Sleeve Shop 1st
Procure Terra Cotta for Mock-Up
Submittals - Terracotta Rainscreen system
Submittals - Precast Panel
Procure Zinc for Mock-up
Submittals - Ext Studs & Sheathing Shop Drawings
Submittals - Preformed Zinc Wall Panel
Submittals - Develop Coordinated Drawings - 1st
A/E App. - Doors & Hardware CW
Submittals - Lvl 8 Concrete Superstructure Rebar
Submittals - CMU Block
A/E App. - Deaerotor
A/E App. - Hydro Elevator
Submittals - Granite
Submittals - Misc Metals
Submittals - Architectural Stairs
Submittals - Develop Coordinated Sleeve 2, 3
Submittals - Structural Steel
Final Submission CW Shop Dwgs (3, 4 Flr)
A/E App. - Traction Elevator
A/E App. - Pumps
A/E App.- BFP's
A/E App.- AHU FF
A/E App.- AHU's
Submittals - Develop Coordinated Drawings - 2nd
Final Submittals - Doors & Hardware CW
Submittals - PH Concrete Superstructure Rebar
A/E App. - CMU Block

Start Date 27JUL07
Finish Date 16NOV09
Data Date 01MAY08
Run Date 28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 4 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
3360	Submittals - Ductwork Shop Drawings - C	15	15	0	30MAY08	13JUN08	17
5118	A/E App. - Chillers	15	15	0	30MAY08	19JUN08	40
5128	A/E App. - Boilers	15	15	0	30MAY08	19JUN08	56
5670	A/E App. - Mechanical Equipment	15	15	0	30MAY08	19JUN08	139
5760	A/E App. - Fire Sprinkler Equipment	15	15	0	30MAY08	19JUN08	187
5820	A/E App. - Electrical Equipment	15	15	0	30MAY08	19JUN08	111
5890	A/E App.- De-Airation	15	15	0	30MAY08	19JUN08	224
5900	A/E App.- Cooling Tower	15	15	0	30MAY08	19JUN08	158
5950	A/E App.- Ejector Pumps	15	15	0	30MAY08	19JUN08	178
5960	A/E App.- Oil Grit	15	15	0	30MAY08	19JUN08	178
5990	A/E App.- Exhaust Fans	15	15	0	30MAY08	19JUN08	120
6000	A/E App.- VAV's	15	15	0	30MAY08	19JUN08	178
3370	Submittals - Photovoltaic Roof Panels	30	30	0	30MAY08	11JUL08	75
3400	Submittals - Roofing	30	30	0	30MAY08	11JUL08	72
3650	Submittals - Lighting Package	30	30	0	30MAY08	11JUL08	129
3260	Submittals - Ductwork Shop Drawings - Riser	40	40	0	30MAY08	25JUL08	99
3430	Submittals - Doors / Frames / Hardware	40	40	0	30MAY08	25JUL08	101
3790	Submittals - Fire Sprinkler Shop Drawings 1,2,5	40	40	0	30MAY08	25JUL08	44
3800	Submittals - Fire Sprinkler Shop Drawings C,3,6	40	40	0	30MAY08	25JUL08	74
3810	Submittals - Fire Sprinkler Shop Drawings 4,7,PH	40	40	0	30MAY08	25JUL08	90
3700	Submittals - Mechanical Piping Shop Drawings	50	50	0	30MAY08	08AUG08	107
40	A/E App.- Final Submission CW Shop Dwgs (3,4)	15	15	0	03JUN08	23JUN08	32
31	A/E App.-Final Submission CW Shop Dwgs (6,7 Fl)	15	15	0	06JUN08	26JUN08	2
5920	A/E App. - pH Equip. Tank & Skid	15	15	0	06JUN08	26JUN08	59
5930	A/E App.- Hot Water Equip. (Solar)	15	15	0	06JUN08	26JUN08	130
6010	A/E App.- SAD's	15	15	0	06JUN08	26JUN08	208
3368	Submittals - WT USP/WFI Pumps	20	20	0	06JUN08	03JUL08	139
3580	Submittals - Process Utility Equipment	20	20	0	06JUN08	03JUL08	34
3428	Submittals - WT HX	30	30	0	06JUN08	18JUL08	149
3640	Submittals - Process Instrumentation	30	30	0	06JUN08	18JUL08	9
3348	Submittals - WT Tanks	40	40	0	06JUN08	01AUG08	49
3358	Submittals - Laminar Flow Hood	40	40	0	06JUN08	01AUG08	144
3378	Submittals - WT USP Equipment	40	40	0	06JUN08	01AUG08	29
3388	Submittals - WT WFI Equipment	40	40	0	06JUN08	01AUG08	9
3398	Submittals - WT Cold Room	40	40	0	06JUN08	01AUG08	69
3448	Submittals - WT Auto Claves	40	40	0	06JUN08	01AUG08	29
3408	Submittals - WT CS Gen	50	50	0	06JUN08	15AUG08	19
3418	Submittals - WT Parts Washer	50	50	0	06JUN08	15AUG08	19
3980	Submittals - Develop Coordinated Drawings - 3rd	15	15	0	09JUN08	23JUN08	28
53	A/E App. - Final Submission Doors & Hardware CW	10	10	0	13JUN08	26JUN08	46
5180	A/E App. - Granite	10	10	0	13JUN08	26JUN08	202

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N

Start Date 27JUL07
Finish Date 16NOV09
Data Date 01MAY08
Run Date 28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 5 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
5210	A/E App. - Misc Metals	15	15	0	13JUN08	03JUL08	53
5240	A/E App. - Architectural Stairs	15	15	0	13JUN08	03JUL08	183
5730	A/E App. - Building Controls	15	15	0	13JUN08	03JUL08	117
6020	A/E App.- HEPA	15	15	0	13JUN08	03JUL08	203
6040	A/E App.- Switch Gear	15	15	0	13JUN08	03JUL08	115
6050	A/E App.- Panel Boards	15	15	0	13JUN08	03JUL08	155
6060	A/E App.- ATS	15	15	0	13JUN08	03JUL08	134
6070	A/E App. - MCC	15	15	0	13JUN08	03JUL08	154
6210	A/E App. - Develop Coordinated Sleeve Shop 2,3	15	15	0	13JUN08	03JUL08	2
760	Terra Cotta Details	20	20	0	13JUN08	11JUL08	86
3610	Submittals - Process Piping Shop Drawings	50	50	0	13JUN08	22AUG08	54
3250	Submittals - Ductwork Shop Drawings - 1st	15	15	0	16JUN08	07JUL08	11
5270	A/E App. - Ductwork Shop Drawings - C	15	15	0	16JUN08	07JUL08	182
5310	A/E App. - Terracotta Rainscreen system	10	10	0	20JUN08	03JUL08	33
3558	Submittals - Hardscape Concrete	15	15	0	20JUN08	11JUL08	197
3568	Submittals - Hardscape Waterproofing	15	15	0	20JUN08	11JUL08	197
3578	Submittals - Hardscape Site Lighting	15	15	0	20JUN08	11JUL08	197
3588	Submittals - Hardscape Fountain	15	15	0	20JUN08	11JUL08	197
3608	Submittals - Hardscape Pavers	15	15	0	20JUN08	11JUL08	197
3618	Submittals - Hardscape Handrails	15	15	0	20JUN08	11JUL08	197
3460	Submittals - Overhead Doors	20	20	0	20JUN08	18JUL08	229
3290	Submittals - Louvers	30	30	0	20JUN08	01AUG08	137
3520	Submittals - Casework	40	40	0	20JUN08	15AUG08	137
3598	Submittals - Hardscape Benches & Seating	60	60	0	20JUN08	15SEP08	82
3850	Submittals - Landscape	60	60	0	20JUN08	15SEP08	172
3880	Submittals - Hardscape	60	60	0	20JUN08	15SEP08	132
3990	Submittals - Develop Coordinated Drawings - 4th	15	15	0	24JUN08	08JUL08	28
5130	A/E App. - Structural Steel	15	15	0	27JUN08	18JUL08	23
6030	A/E App. - Emergency Generator	15	15	0	27JUN08	18JUL08	111
3940	Submittals - Develop Coordinated Sleeve 5,6,7	10	10	0	01JUL08	15JUL08	8
6220	A/E App. - Develop Coordinated Sleeve Shop 4	15	15	0	01JUL08	22JUL08	8
5320	A/E App. - Precast Panel	10	10	0	07JUL08	18JUL08	5
5580	A/E App. - Process Utility Equipment	10	10	0	07JUL08	18JUL08	34
6100	A/E App. - WT USP/WFI Pumps	15	15	0	07JUL08	25JUL08	139
590	Terracotta Rainscreen System Mock-up / Approve	40	40	0	07JUL08	29AUG08	33
5250	A/E App. - Ductwork Shop Drawings - 1st	15	15	0	08JUL08	28JUL08	47
3330	Submittals - Ductwork Shop Drawings - 2nd	25	25	0	08JUL08	01AUG08	15
4000	Submittals - Develop Coordinated Drawings - 5th	10	10	0	09JUL08	18JUL08	30
5370	A/E App. - Photovoltaic Roof Panels	10	10	0	14JUL08	25JUL08	75
5400	A/E App. - Roofing	10	10	0	14JUL08	25JUL08	72
5258	A/E App. - Hardscape Concrete	15	15	0	14JUL08	01AUG08	197

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N

Start Date	27JUL07
Finish Date	16NOV09
Data Date	01MAY08
Run Date	28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

© Primavera Systems, Inc.

UT04

Sheet 6 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
5268	A/E App. - Hardscape Waterproofing	15	15	0	14JUL08	01AUG08	197
5278	A/E App. - Hardscape Site Lighting	15	15	0	14JUL08	01AUG08	197
5288	A/E App. - Hardscape Fountain	15	15	0	14JUL08	01AUG08	197
5308	A/E App. - Hardscape Pavers	15	15	0	14JUL08	01AUG08	197
5318	A/E App. - Hardscape Handrails	15	15	0	14JUL08	01AUG08	197
5650	A/E App. - Lighting Package	15	15	0	14JUL08	01AUG08	129
3950	Submittals - Develop Coordinated Sleeve PH/MR	10	10	0	16JUL08	29JUL08	30
6230	A/E App. - Develop Coordinated Sleeve Shop 5,6,7	15	15	0	16JUL08	05AUG08	8
4010	Submittals - Develop Coordinated Drawings - 6th	10	10	0	19JUL08	28JUL08	35
5460	A/E App. - Overhead Doors	10	10	0	21JUL08	01AUG08	229
5020	A/E App. - Studs & Sheathing	15	15	0	21JUL08	08AUG08	74
5640	A/E App. - Process Instrumentation	15	15	0	21JUL08	08AUG08	9
6160	A/E App. - WT HX	15	15	0	21JUL08	08AUG08	149
580	Mock Up Details (Zinc)	20	20	0	21JUL08	15AUG08	45
620	Precast Mock-up / Approve	40	40	0	21JUL08	15SEP08	58
5430	A/E App. - Doors / Frames / Hardware	10	10	0	28JUL08	08AUG08	101
5260	A/E App. - Ductwork Shop Drawings - Riser	20	20	0	28JUL08	22AUG08	99
5790	A/E App. - Fire Sprinkler Shop Drawings 1,2,5	20	20	0	28JUL08	22AUG08	44
5800	A/E App. - Fire Sprinkler Shop Drawings C,3,6	20	20	0	28JUL08	22AUG08	74
5810	A/E App. - Fire Sprinkler Shop Drawings 4,7,PH	20	20	0	28JUL08	22AUG08	90
5830	Fire Marshall Approval Sprinkler Shops 1,2,5	20	20	0	28JUL08	22AUG08	44
5840	Fire Marshall Approval Sprinkler Shops C,3,6	20	20	0	28JUL08	22AUG08	74
5860	Fire Marshall Approval Sprinkler Shops 4,7,PH	20	20	0	28JUL08	22AUG08	90
4020	Submittals - Develop Coordinated Drawings - 7th	10	10	0	29JUL08	07AUG08	39
6240	A/E App. - Develop Coordinated Sleeve Shop PH/MR	15	15	0	30JUL08	19AUG08	30
5350	A/E App. - Ductwork Shop Drawings - 2nd	15	15	0	02AUG08	16AUG08	43
3350	Submittals - Ductwork Shop Drawings - 3rd	25	25	0	02AUG08	26AUG08	15
5290	A/E App. - Louvers	10	10	0	04AUG08	15AUG08	137
6090	A/E App. - Laminar Flow Hood	10	10	0	04AUG08	15AUG08	144
6080	A/E App.- WT Tanks	15	15	0	04AUG08	22AUG08	49
6110	A/E App. - WT USP Equipment	15	15	0	04AUG08	22AUG08	29
6120	A/E App. - WT WFI Equipment	15	15	0	04AUG08	22AUG08	9
6130	A/E App. - WT Cold Room	15	15	0	04AUG08	22AUG08	69
6180	A/E App. - WT Auto Claves	15	15	0	04AUG08	22AUG08	29
3490	Submittals - Finishes	60	60	0	04AUG08	28OCT08	188
4030	Submittals - Develop Coordinated Drawings - PH	10	10	0	08AUG08	17AUG08	43
5700	A/E App. - Mechanical Piping Shop Drawings	15	15	0	11AUG08	29AUG08	107
600	Pour Concrete Base for Mock-Up	5	5	0	18AUG08	22AUG08	45
730	Install Zinc for Mock-Up	5	5	0	18AUG08	22AUG08	61
5300	A/E App. - Preformed Zinc Wall Panel	10	10	0	18AUG08	29AUG08	45
5520	A/E App. - Casework	10	10	0	18AUG08	29AUG08	137

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N
5268 A/E App. - Hardscape Waterproofing
5278 A/E App. - Hardscape Site Lighting
5288 A/E App. - Hardscape Fountain
5308 A/E App. - Hardscape Pavers
5318 A/E App. - Hardscape Handrails
5650 A/E App. - Lighting Package
3950 Submittals - Develop Coordinated Sleeve PH/MR
6230 A/E App. - Develop Coordinated Sleeve Shop 5,6,7
4010 Submittals - Develop Coordinated Drawings - 6th
5460 A/E App. - Overhead Doors
5020 A/E App. - Studs & Sheathing
5640 A/E App. - Process Instrumentation
6160 A/E App. - WT HX
580 Mock Up Details (Zinc)
620 Precast Mock-up / Approve
5430 A/E App. - Doors / Frames / Hardware
5260 A/E App. - Ductwork Shop Drawings - Riser
5790 A/E App. - Fire Sprinkler Shop Drawings 1,2,5
5800 A/E App. - Fire Sprinkler Shop Drawings C,3,6
5810 A/E App. - Fire Sprinkler Shop Drawings 4,7,PH
5830 Fire Marshall Approval Sprinkler Shops 1,2,5
5840 Fire Marshall Approval Sprinkler Shops C,3,6
5860 Fire Marshall Approval Sprinkler Shops 4,7,PH
4020 Submittals - Develop Coordinated Drawings - 7th
6240 A/E App. - Develop Coordinated Sleeve Shop PH
5350 A/E App. - Ductwork Shop Drawings - 2nd
3350 Submittals - Ductwork Shop Drawings - 3rd
5290 A/E App. - Louvers
6090 A/E App. - Laminar Flow Hood
6080 A/E App.- WT Tanks
6110 A/E App. - WT USP Equipment
6120 A/E App. - WT WFI Equipment
6130 A/E App. - WT Cold Room
6180 A/E App. - WT Auto Claves
3490 Submittals - Finishes
4030 Submittals - Develop Coordinated Drawings - PH
5700 A/E App. - Mechanical Piping Shop Drawings
600 Pour Concrete Base for Mock-Up
730 Install Zinc for Mock-Up
5300 A/E App. - Preformed Zinc Wall Panel
5520 A/E App. - Casework

Start Date	27JUL07
Finish Date	16NOV09
Data Date	01MAY08
Run Date	28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 7 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
6140	A/E App. - WT CS Gen	15	15	0	18AUG08	08SEP08	19
6150	A/E App. - WT Parts Washer	15	15	0	18AUG08	08SEP08	19
5106	A/E App. - Lvl 8 Concrete Superstructure Rebar	10	10	0	20AUG08	03SEP08	30
610	Install Studs & Sheathing	3	3	0	25AUG08	27AUG08	45
5610	A/E App. - Process Piping Shop Drawings	15	15	0	25AUG08	15SEP08	54
5360	A/E App. - Ductwork Shop Drawings - 3rd	15	15	0	27AUG08	10SEP08	50
3270	Submittals - Ductwork Shop Drawings - 4th	25	25	0	27AUG08	01OCT08	10
630	Install Waterproofing Membrane	3	3	0	28AUG08	02SEP08	45
560	Preformed Zinc Wall Panel Mock-up / Approve	1	1	0	02SEP08	02SEP08	45
640	Install CW Mock-Up	5	5	0	03SEP08	09SEP08	45
5108	A/E App. - PH Concrete Superstructure Rebar	10	10	0	04SEP08	17SEP08	30
660	Install Terra Cotta	5	5	0	10SEP08	16SEP08	45
5298	A/E App. - Hardscape Benches & Seating	15	15	0	16SEP08	06OCT08	82
5850	A/E App. - Landscape	15	15	0	16SEP08	06OCT08	172
5880	A/E App. - Hardscape	15	15	0	16SEP08	06OCT08	132
670	Install Zinc Panels	2	2	0	17SEP08	18SEP08	45
690	Install Roof	3	3	0	19SEP08	23SEP08	45
700	Install Sealers	2	2	0	24SEP08	25SEP08	45
710	Install Handrails	1	1	0	26SEP08	26SEP08	45
720	On Site Testing & A/E Mock-Up Approval	15	15	0	29SEP08	20OCT08	45
5380	A/E App. - Ductwork Shop Drawings - 4th	15	15	0	02OCT08	16OCT08	90
3340	Submittals - Ductwork Shop Drawings - 5th	15	15	0	02OCT08	23OCT08	10
3380	Submittals - Ductwork Shop Drawings - 6th	15	15	0	24OCT08	07NOV08	26
5390	A/E App. - Ductwork Shop Drawings - 5th	15	15	0	24OCT08	07NOV08	16
5490	A/E App. - Finishes	15	15	0	29OCT08	20NOV08	188
3390	Submittals - Ductwork Shop Drawings - 7th	15	15	0	08NOV08	22NOV08	31
5340	A/E App. - Ductwork Shop Drawings - 6th	15	15	0	10NOV08	02DEC08	16
3410	Submittals - Ductwork Shop Drawings - PH	15	15	0	23NOV08	07DEC08	55
5410	A/E App. - Ductwork Shop Drawings - 7th	15	15	0	23NOV08	07DEC08	31
5420	A/E App. - Ductwork Shop Drawings - PH	15	15	0	08DEC08	22DEC08	55
Material Procurements							
7000	Procure Mat. - Sheeting / Shoring	5	0	100	13NOV07A	04FEB08A	
7425	Procure Mat. - New Temporary Doors at PH 1	35	0	100	17DEC07A	06JAN08A	
7090	Procure Mat. - Caisson Rebar	10	0	100	03JAN08A	28JAN08A	
7158	Procure Mat. - Formwork & Shoring	10	10	0	30JAN08A	14MAY08	30
8100	UT Procure LYO (3/1/09)	273	207	24	05FEB08A	02MAR09	2
8090	UT Procure BFS-334 (5/1/09)	317	251	21	05FEB08A	01MAY09	13
8110	UT Procures Vial Filler FIL-332 (5/1/09)	317	251	21	05FEB08A	01MAY09	13
8120	UT Procures Terminal Sterilizer (5/1/09)	317	251	21	05FEB08A	01MAY09	13
7091	Procure Mat. - Foundation Pits and Walls Rebar	10	0	100	28FEB08A	03APR08A	
7092	Procure Mat. - Lvl 1 Superstructure Rebar	10	10	0	21MAR08A	12JUN08	10

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N

Start Date	27JUL07
Finish Date	16NOV09
Data Date	01MAY08
Run Date	28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 8 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
8040	Procure- Emergency Generator	135	135	0	28MAR08A	04FEB09	111
7010	Procure Mat. - Foundation Waterproofing	10	0	100	31MAR08A	03APR08A	
7096	Procure Mat. - Lvl 3 Superstructure Rebar	10	10	0	03APR08A	18JUL08	12
7098	Procure Mat. - Lvl 4 Superstructure Rebar	10	10	0	03APR08A	05AUG08	8
7060	Procure Mat. - Grounding Cable / Breaker	5	5	0	01MAY08	07MAY08	12
57	Procure Mat. - CW Release #2	80	80	0	01MAY08	22AUG08	66
8210	UT Procures CIP System (3/2/09)	229	207	10	01MAY08	02MAR09	2
83	Procure Mat - Glazing	60	60	0	06MAY08	04JUL08	73
7110	Procure Mat. - Electrical Vault	40	40	0	12MAY08	08JUL08	162
7280	Procure Mat. - Strip Windows	75	75	0	15MAY08	29AUG08	31
7910	Procure Mat.- U/G Piping	10	0	100			
7030	Procure Mat. - Site Piping / Structures	15	15	0	30MAY08	19JUN08	257
7560	Procure Mat. - Traction Elevator	100	100	0	05JUN08	12SEP08	230
7148	Procure Mat. - Deaerotor	100	100	0	06JUN08	28OCT08	44
7550	Procure Mat. - Hydro Elevator	100	100	0	06JUN08	28OCT08	125
47	Fabrication - CW Release #1	70	70	0	12JUN08	19SEP08	17
7150	Procure Mat. - CMU Block	10	10	0	13JUN08	26JUN08	83
7940	Procure Mat.- BFP's	50	50	0	13JUN08	22AUG08	193
7970	Procure Mat- AHU FF	50	50	0	13JUN08	22AUG08	202
7980	Procure Mat.- AHU	50	50	0	13JUN08	22AUG08	202
7138	Procure Mat. - Pumps	60	60	0	13JUN08	08SEP08	157
7890	Procure Mat. - De-Airation	20	20	0	20JUN08	18JUL08	224
8010	Procure Mat.- VAV's	40	40	0	20JUN08	15AUG08	178
7950	Procure Mat.- Ejector Pumps	50	50	0	20JUN08	29AUG08	178
7960	Procure Mat.- Oil Grit	50	50	0	20JUN08	29AUG08	178
7760	Procure Mat. - Fire Sprinkler Equipment	60	60	0	20JUN08	15SEP08	187
7900	Procure Mat.-Cooling Tower	60	60	0	20JUN08	15SEP08	158
7990	Procure Mat.- Exhaust Fans	60	60	0	20JUN08	15SEP08	120
7128	Procure Mat. - Boilers	80	80	0	20JUN08	14OCT08	56
7118	Procure Mat. - Chillers	100	100	0	20JUN08	13NOV08	40
7670	Procure Mat. - Mechanical Equipment	100	100	0	20JUN08	13NOV08	139
7820	Procure Mat. - Electrical Equipment	100	100	0	20JUN08	13NOV08	111
63	Procure Mat. - Fabrication Dwgs for CW 2	45	45	0	24JUN08	26AUG08	32
73	Procure Mat. - Fabrication Dwgs for CW 3	45	45	0	27JUN08	29AUG08	2
7180	Procure Mat. - Granite	50	50	0	27JUN08	08SEP08	202
7920	Procure Mat. - pH Equip. Tank & Skid	80	80	0	27JUN08	21OCT08	59
8020	Procure Mat.- SAD's	80	80	0	27JUN08	21OCT08	208
7930	Procure Mat.- Hot Water Equip. (Solar)	100	100	0	27JUN08	20NOV08	130
7094	Procure Mat. - Lvl 2 Superstructure Rebar	10	10	0	07JUL08	18JUL08	2
7210	Procure Mat. - Misc Metals	30	30	0	07JUL08	15AUG08	53
7730	Procure Mat. - Building Controls	40	40	0	07JUL08	29AUG08	117

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N

Start Date 27JUL07
Finish Date 16NOV09
Data Date 01MAY08
Run Date 28MAY08 11:44

© Primavera Systems, Inc.

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 9 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
8060	Procure- Panel Boards	60	60	0	07JUL08	29SEP08	155
8030	Procure Mat.- HEPA	80	80	0	07JUL08	28OCT08	203
8080	Procure- MCC	80	80	0	07JUL08	28OCT08	154
8050	Procure- Switch Gear	100	100	0	07JUL08	28NOV08	115
8070	Procure- ATS	100	100	0	07JUL08	28NOV08	134
7270	Fabricate and Deliver Mat. - Ductwork - C	25	25	0	08JUL08	11AUG08	182
7350	Procure Mat. - Precast Embeds	15	15	0	21JUL08	08AUG08	5
7130	Procure Mat. - Structural Steel (Mill Order/Fab)	50	50	0	21JUL08	29SEP08	23
7580	Procure Mat. - Process Utility Equipment	120	120	0	21JUL08	13JAN09	34
7400	Procure Mat. - Roofing	15	15	0	28JUL08	15AUG08	72
7370	Procure Mat. - Photovoltaic Roof Panels	60	60	0	28JUL08	21OCT08	75
8150	Procure Mat. - WT USP/WFI Pumps	80	80	0	28JUL08	20NOV08	139
7250	Fabricate and Deliver - Ductwork - 1st	25	25	0	29JUL08	02SEP08	47
7248	Procure Mat. - Hardscape Concrete	30	30	0	04AUG08	15SEP08	197
7258	Procure Mat. - Hardscape Waterproofing	30	30	0	04AUG08	15SEP08	197
7268	Procure Mat. - Hardscape Site Lighting	30	30	0	04AUG08	15SEP08	197
7278	Procure Mat. - Hardscape Fountain	30	30	0	04AUG08	15SEP08	197
7298	Procure Mat. - Hardscape Pavers	30	30	0	04AUG08	15SEP08	197
7308	Procure Mat. - Hardscape Handrails	30	30	0	04AUG08	15SEP08	197
7460	Procure Mat. - Overhead Doors	30	30	0	04AUG08	15SEP08	229
7650	Procure Mat. - Lighting Package	60	60	0	04AUG08	28OCT08	129
7100	Procure Mat. - Lvl 5 Superstructure Rebar	10	10	0	06AUG08	19AUG08	8
7020	Procure Mat. - Studs & Sheathing	20	20	0	11AUG08	08SEP08	74
7430	Procure Mat. - Door Frames	40	40	0	11AUG08	06OCT08	116
7440	Procure Mat. - Doors and Hardware	50	50	0	11AUG08	21OCT08	101
8220	Procure Mat. - WT HX	60	60	0	11AUG08	05NOV08	149
7640	Procure Mat. - Process Instrumentation	80	80	0	11AUG08	05DEC08	9
7340	Fabricate and Deliver - Ductwork - 2nd	35	35	0	18AUG08	06OCT08	29
7290	Procure Mat. - Louvers	50	50	0	18AUG08	28OCT08	137
8140	Procure Mat. - Laminar Flow Hood	60	60	0	18AUG08	13NOV08	144
7102	Procure Mat. - Lvl 6 Superstructure Rebar	10	10	0	20AUG08	03SEP08	8
7790	Procure Mat. - Fire Sprinkler Piping 1,2,5	30	30	0	25AUG08	06OCT08	44
7800	Procure Mat. - Fire Sprinkler Piping C,3,6	30	30	0	25AUG08	06OCT08	74
7810	Procure Mat. - Fire Sprinkler Piping 4,7,PH	30	30	0	25AUG08	06OCT08	90
7260	Procure Mat. - Ductwork - Riser	50	50	0	25AUG08	05NOV08	99
8130	Procure Mat. - WT Tanks	80	80	0	25AUG08	19DEC08	49
8180	Procure Mat. - WT Cold Room	80	80	0	25AUG08	19DEC08	69
8160	Procure Mat. - WT USP Equipment	100	100	0	25AUG08	21JAN09	29
8230	Procure Mat. - WT Auto Claves	100	100	0	25AUG08	21JAN09	29
8170	Procure Mat. - WT WFI Equipment	120	120	0	25AUG08	19FEB09	9
77	Procure Mat - Channel Glass CW2	50	50	0	27AUG08	15OCT08	47

2007
M J J A S O N D
2008
J F M A M J J A S O N D
2009
J F M A M J J A S O N
8060 Procure- Panel Boards
8030 Procure Mat.- HEPA
8080 Procure- MCC
8050 Procure- Switch Gear
8070 Procure- ATS
7270 Fabricate and Deliver Mat. - Ductwork - C
7350 Procure Mat. - Precast Embeds
7130 Procure Mat. - Structural Steel (Mill Order/Fa
7580 Procure Mat. - Process Utility Equ
7400 Procure Mat. - Roofing
7370 Procure Mat. - Photovoltaic Roof Panels
8150 Procure Mat. - WT USP/WFI Pumps
7250 Fabricate and Deliver - Ductwork - 1st
7248 Procure Mat. - Hardscape Concrete
7258 Procure Mat. - Hardscape Waterproofing
7268 Procure Mat. - Hardscape Site Lighting
7278 Procure Mat. - Hardscape Fountain
7298 Procure Mat. - Hardscape Pavers
7308 Procure Mat. - Hardscape Handrails
7460 Procure Mat. - Overhead Doors
7650 Procure Mat. - Lighting Package
7100 Procure Mat. - Lvl 5 Superstructure Rebar
7020 Procure Mat. - Studs & Sheathing
7430 Procure Mat. - Door Frames
7440 Procure Mat. - Doors and Hardware
8220 Procure Mat. - WT HX
Procure Mat. - Process Instrumentation 7640
7340 Fabricate and Deliver - Ductwork - 2nd
7290 Procure Mat. - Louvers
8140 Procure Mat. - Laminar Flow Hood
7102 Procure Mat. - Lvl 6 Superstructure Rebar
7790 Procure Mat. - Fire Sprinkler Piping 1,2,5
7800 Procure Mat. - Fire Sprinkler Piping C,3,6
7810 Procure Mat. - Fire Sprinkler Piping 4,7,PH
7260 Procure Mat. - Ductwork - Riser
8130 Procure Mat. - WT Tanks
8180 Procure Mat. - WT Cold Room
Procure Mat. - WT USP Equipment 8160
8230 Procure Mat. - WT Auto Claves
Procure Mat. - WT WFI Equipment 8170
77 Procure Mat - Channel Glass CW2

Start Date 27JUL07
Finish Date 16NOV09
Data Date 01MAY08
Run Date 28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

© Primavera Systems, Inc.

UT04

Sheet 10 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
7700	Procure Mat. - Mechanical Piping	10	10	0	02SEP08	15SEP08	107
7310	Procure Mat. - Terracotta Rainscreen System	60	60	0	02SEP08	28NOV08	33
7520	Procure Mat. - Casework	60	60	0	02SEP08	28NOV08	137
67	Procure Mat. - CW Release #3	80	80	0	02SEP08	29DEC08	2
7300	Procure Mat. - Preformed Zinc Wall Panel	100	100	0	03SEP08	29JAN09	45
7104	Procure Mat. - Lvl 7 Superstructure Rebar	10	10	0	04SEP08	17SEP08	8
8190	Procure Mat. - WT CS Gen	100	100	0	09SEP08	04FEB09	19
8200	Procure Mat. - WT Part Washer	100	100	0	09SEP08	04FEB09	19
7360	Fabricate and Deliver - Ductwork - 3rd	35	35	0	11SEP08	15OCT08	50
7610	Procure Mat. - Process Piping	10	10	0	16SEP08	29SEP08	54
7320	Procure Mat. - Precast Panel	100	100	0	16SEP08	11FEB09	58
7106	Procure Mat. - Lvl 8 Superstructure Rebar	10	10	0	18SEP08	01OCT08	20
7108	Procure Mat. - PH Superstructure Rebar	10	10	0	02OCT08	16OCT08	20
7850	Procure Mat. - Landscape	10	10	0	07OCT08	21OCT08	172
7880	Procure Mat. - Hardscape	50	50	0	07OCT08	19DEC08	132
7288	Procure Mat. - Hardscape Benches & Seating	100	100	0	07OCT08	05MAR09	82
7380	Fabricate and Deliver - Ductwork - 4th	35	35	0	17OCT08	20NOV08	90
7390	Fabricate and Deliver - Ductwork - 5th	25	25	0	08NOV08	02DEC08	16
7490	Procure Mat. - Finishes	20	20	0	21NOV08	19DEC08	188
7410	Fabricate and Deliver - Ductwork - 6th	26	26	0	03DEC08	28DEC08	23
7420	Fabricate and Deliver - Ductwork - 7th	27	27	0	08DEC08	03JAN09	31
7450	Fabricate and Deliver - Ductwork - PH	25	25	0	23DEC08	16JAN09	55
7240	Procure Mat. - Architectural Stairs	80	80	0	12MAR09	02JUL09	14
Sitework							
12000	Investigate/Resolve Temp/Perm Power Issues	93	0	100	13APR07A	22AUG07A	
1800	Design Approval of PEPCO Work - Including ROW	177	1	99	13APR07A	01MAY08	0
11000	Test Pits for Gas & Water Utilities	1	0	100	13JUN07A	13JUN07A	
20900	UT Directs WT - Layout Test Pits - Ex. Caissons	1	0	100	15JUN07A	15JUN07A	
20920	UT / MC Finalize ROE Docs for Test Pits	10	10	0	16JUN07A	15MAY08	322
11500	WT Submits Price to UT to Demo House	1	0	100	26JUN07A	26JUN07A	
11520	UT Approves Demo of House	40	0	100	27JUN07A	09NOV07A	
11020	On-site Mtg to Discuss Utility Relocation	1	0	100	24JUL07A	24JUL07A	
11080	Vanderwiel Design Water Service in Ex. Meter Rm	30	0	100	25JUL07A	01NOV07A	
11030	On-site Mtg w/WGL to Discuss Gas Util Relocation	1	0	100	02AUG07A	02AUG07A	
11100	2Civil Engineer Receives HIS Report	1	0	100	21AUG07A	21AUG07A	
12020	PEPCO Proc / Schedules 1.5KVA Xfrmr Change-out	40	0	100	23AUG07A	08JAN08A	
11540	Permitting / Utility Disconnect (by Utilities)	40	0	100	02OCT07A	12NOV07A	
11560	Demo House	10	0	100	17NOV07A	21NOV07A	
10130	MCPS Pre-Con SEC Meeting	1	0	100	19NOV07A	19NOV07A	
11580	WT Trailer Mobilization	10	0	100	26NOV07A	21DEC07A	
12060	WT Releases Order for 800A Breaker	19	0	100	30NOV07A	19DEC07A	

2007
2008
2009

Start Date 27JUL07
Finish Date 16NOV09
Data Date 01MAY08
Run Date 28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 11 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
10030	Sediment & Erosion Controls	4	0	100	07DEC07A	10DEC07A	
10000	Earthwork Subcontractor Mobilization	20	0	100	07DEC07A	15JAN08A	
10120	MCPS On Site SEC Meeting	1	0	100	11DEC07A	11DEC07A	
15000	Excavate 3 to 4' - Building Footprint	10	0	100	18DEC07A	27DEC07A	
21000	Layout Caissons (A-C) / Drill Test Holes	2	0	100	02JAN08A	03JAN08A	
11140	WSSC Int. Plumbing Permit R/A	117	0	100	02JAN08A	25FEB08A	
21040	Caissons (A-C)	6	0	100	03JAN08A	16JAN08A	
10070	Construction Fence(Primary) & Walk Way @ Street	2	0	100	07JAN08A	10JAN08A	
10060	Rework Entry @ Existing Building	5	0	100	07JAN08A	16JAN08A	
12080	Install 800A Breaker	1	0	100	08JAN08A	08JAN08A	
12100	Temporary Elec Conduit and Shed	10	0	100	09JAN08A	05FEB08A	
22010	Moblize Underpinning/Remove Dirt	2	0	100	16JAN08A	17JAN08A	
22000	Underpinning/Remove Dirt - East Elevation	30	0	100	16JAN08A	26FEB08A	
12040	PEPCO Installs New Transformers	2	0	100	17JAN08A	21JAN08A	
21060	Layout / Install Caisson (C-H) North	6	0	100	17JAN08A	23JAN08A	
10040	Concrete Sidewalk Along Phase 1	5	0	100	18JAN08A	21JAN08A	
21080	Layout / Install Caisson (C-H) South	5	0	100	24JAN08A	28JAN08A	
20000	Drill Soldier Beams for Sheeting (South)	4	0	100	04FEB08A	08FEB08A	
20200	Drill Soldier Beams for Sheeting (West)	4	0	100	11FEB08A	13FEB08A	
20220	Drill Soldier Beams for Sheeting (North)	4	0	100	14FEB08A	18FEB08A	
21020	Drill & Install Dewatering System	0	0	100	15FEB08A	15FEB08A	
20030	Excavate/Lagging to Tie-back Elevation (S)	7	0	100	18FEB08A	25FEB08A	
20230	Excavate/Lagging to Subgrade (West)	4	0	100	19FEB08A	21FEB08A	
20090	Excavate/Lagging to Tie-back Elevation (W)	7	0	100	20FEB08A	26FEB08A	
20100	Excavate/Lagging to Tie-back Elevation (N)	7	0	100	20FEB08A	27FEB08A	
20120	Drill, Grout & Test Tie-backs (North)	9	0	100	26FEB08A	14MAR08A	
20210	Drill, Grout & Test Tie-backs (West)	9	0	100	27FEB08A	14MAR08A	
20400	Drill, Grout & Test Tie-backs (South)	9	0	100	28FEB08A	14MAR08A	
20150	Excavate/Lagging to Subgrade (North)	4	0	100	15MAR08A	23MAR08A	
20060	Excavate/Lagging to Subgrade (South)	4	0	100	15MAR08A	25MAR08A	
11120	SGA Preps/Submits for Water Util Rel. Permit	3	3	0	01MAY08	05MAY08	17
11040	WGL Designs, Fab, Install PH2 Meters in PH1	20	20	0	01MAY08	29MAY08	258
3110	Site Electrical Work Mobilze & Procurement	5	5	0	02MAY08	09MAY08	0
10240	Saw Cut Asphalt West	1	1	0	12MAY08	12MAY08	0
10270	Excavate for Ductbank to Pull Box West	2	2	0	13MAY08	14MAY08	0
10280	Install Conduit to Pull Box West	2	2	0	15MAY08	16MAY08	0
20940	UT's Surveyor Est. Baseline for MCPG	1	1	0	16MAY08	16MAY08	322
10290	Inspect Trench to Pull Box West	1	1	0	19MAY08	19MAY08	0
33060	Excavate & Install New Water Line (to 5' of bldg	1	1	0	19MAY08	19MAY08	240
33080	Excavate & Install New Gas Line (to 5' of bldg)	1	1	0	19MAY08	19MAY08	233
33040	Excavate & Install new Sanitary Line	5	5	0	19MAY08	27MAY08	36

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N

Start Date	27JUL07
Finish Date	16NOV09
Data Date	01MAY08
Run Date	28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 12 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
20960	Dig Test Pits for Ex. Garage Caissons	10	10	0	19MAY08	04JUN08	322
10295	Pour Concrete for Ductbank West	1	1	0	21MAY08	21MAY08	0
33070	Tie In New Domestic Water Line	1	1	0	21MAY08	21MAY08	240
10300	BackFill & Compact Trench to Pull Box West	2	2	0	22MAY08	23MAY08	0
10380	Replace Asphalt West	2	2	0	27MAY08	28MAY08	0
33050	Tie In New Sanitary Line	1	1	0	28MAY08	28MAY08	236
10320	Saw Cut Asphalt East	1	1	0	29MAY08	29MAY08	0
10330	Excavate for Ductbank to Pull Box East	2	2	0	30MAY08	02JUN08	0
10340	Install Conduit to Pull Box East	2	2	0	04JUN08	05JUN08	0
10350	Inspect Trench to Pull Box East	1	1	0	06JUN08	06JUN08	0
10355	Pour Concrete for Ductbank East	1	1	0	09JUN08	09JUN08	0
10360	BackFill & Compact Trench to Pull Box East	2	2	0	10JUN08	11JUN08	0
10460	PEPCO inspect conduit installation	1	1	0	12JUN08	12JUN08	0
10370	Replace Asphalt East	2	2	0	12JUN08	13JUN08	9
10470	PEPCO Schedule Pull Crew for Feeders	10	10	0	13JUN08	27JUN08	0
10390	PEPCO Pull & Connect Feeders for Garage & Lights	10	10	0	30JUN08	14JUL08	0
10110	Covered Walk Way @ Street	10	10	0	10JUL08	23JUL08	9
10400	PEPCO to Denergize Overhead Power Lines	5	5	0	15JUL08	22JUL08	0
10190	Backfill / Bring to Grade	15	15	0	28AUG08	19SEP08	94
10410	PEPCO to Remove Overhead Lines & Other Utilities	5	5	0	29DEC08	05JAN09	40
33090	Tie In New Gas Line	1	1	0	06JAN09	06JAN09	94
10220	Electrical Vault / Ductbank	25	25	0	23JAN09	06MAR09	23
10420	PEPCO to pull feeders to Phase 2A	15	15	0	09MAR09	01APR09	23
10250	Hardscape North	30	30	0	12MAR09	28APR09	70
10260	Hardscape South	30	30	0	13JUL09	25AUG09	24
Foundations/Hoists/Slabs							
30000	Layout Tower Crane Foundation	1	0	100	23MAR08A	23MAR08A	
30020	Excavate Tower Crane Foundation	2	0	100	24MAR08A	25MAR08A	
31060	Grade Beams & Sleeves - East	5	0	100	26MAR08A	26MAR08A	
31560	Grade Beams & Sleeves - West	5	0	100	27MAR08A	24APR08A	
30027	Cure Tower Crane Foundation	7	0	100	29MAR08A	13APR08A	
30060	Pull/Term Power Feeder / Test	2	0	100	12APR08A	12APR08A	
30030	Erect Tower Crane	3	0	100	14APR08A	14APR08A	
31590	Waterproofing Foundation Walls East	3	1	60	18APR08A	05MAY08	11
31080	Foundation Walls - East	10	6	40	24APR08A	21MAY08	5
31500	Excavate Sump Pits - West	3	0	100	29APR08A	29APR08A	
31600	Waterproofing Foundation Walls West	3	1	67	30APR08A	19MAY08	11
30025	Pour Tower Crane Foundation	3	0	100		28MAR08A	
31000	Excavate Elevator and Sump Pits - East	2	2	0	01MAY08	02MAY08	7
31620	Waterproof Sump Pits East	1	1	0	05MAY08	05MAY08	6
31610	Waterproof Sump Pits - West	1	1	0	06MAY08	06MAY08	11

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N
20960 Dig Test Pits for Ex. Garage Caissons
10295 Pour Concrete for Ductbank West
33070 Tie In New Domestic Water Line
10300 BackFill & Compact Trench to Pull Box West
10380 Replace Asphalt West
33050 Tie In New Sanitary Line
10320 Saw Cut Asphalt East
10330 Excavate for Ductbank to Pull Box East
10340 Install Conduit to Pull Box East
10350 Inspect Trench to Pull Box East
10355 Pour Concrete for Ductbank East
10360 BackFill & Compact Trench to Pull Box East
10460 PEPCO inspect conduit installation
10370 Replace Asphalt East
10470 PEPCO Schedule Pull Crew for Feeders
10390 PEPCO Pull & Connect Feeders for Garage & Lights
10110 Covered Walk Way @ Street
10400 PEPCO to Denergize Overhead Power Lines
10190 Backfill / Bring to Grade
PEPCO to Remove Overhead Lines & Other Utilities 10410
33090 Tie In New Gas Line
10220 Electrical Vault / Ductbank
PEPCO to pull feeders to Phase 2A 10420
10250 Hardscape North
Hardscape South 10260
30000 Layout Tower Crane Foundation
30020 Excavate Tower Crane Foundation
31060 Grade Beams & Sleeves - East
31560 Grade Beams & Sleeves - West
30027 Cure Tower Crane Foundation
30060 Pull/Term Power Feeder / Test
30030 Erect Tower Crane
31590 Waterproofing Foundation Walls East
31080 Foundation Walls - East
31500 Excavate Sump Pits - West
31600 Waterproofing Foundation Walls West
30025 Pour Tower Crane Foundation
31000 Excavate Elevator and Sump Pits - East
31620 Waterproof Sump Pits East
31610 Waterproof Sump Pits - West

Start Date	27JUL07
Finish Date	16NOV09
Data Date	01MAY08
Run Date	28MAY08 11:44

© Primavera Systems, Inc.

Early Bar
Progress Bar
Critical Activity

JT04

Sheet 13 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
31020	Rebar/Pour Pit Bottoms - East	2	2	0	07MAY08	08MAY08	5
31520	Rebar/Pour Sump Pit Bottoms - West	2	2	0	09MAY08	12MAY08	11
31040	F/R/P Elevator and Sump Pit Walls - East	3	3	0	09MAY08	13MAY08	5
31540	F/R/P Sump Pit Walls - West	4	4	0	13MAY08	16MAY08	11
31580	Foundation Walls - West	10	10	0	20MAY08	03JUN08	10
33000	U/G Plumbing/Elec Ground Grid Column Line A - D	5	5	0	22MAY08	29MAY08	5
33030	U/G Plumbing/Elec Ground Grid Column Line D - H	5	5	0	30MAY08	05JUN08	8
35000	SOG - Prep / Stone - Column Line A - D	5	5	0	30MAY08	05JUN08	5
35040	Waterproofing SOG Column Line A - D	3	3	0	06JUN08	10JUN08	5
35060	SOG - Pour Column Line A - D	4	4	0	11JUN08	16JUN08	8
35030	SOG - Prep / Stone - Column Line D - H	5	5	0	11JUN08	17JUN08	5
35050	Waterproofing SOG Column Line D - H	3	3	0	18JUN08	20JUN08	5
35070	SOG - Pour Column Line D - H	4	4	0	23JUN08	26JUN08	5
30150	Hoist Erection	5	5	0	29OCT08	05NOV08	61
30090	Tower Crane Removal	10	10	0	14JAN09	28JAN09	122
30170	Hoist Removal	5	5	0	06JUL09	10JUL09	26
Structure							
40000	Concrete Superstructure - Basement to Lvl 1	30	25	17	16APR08A	25JUL08	5
60010	Stair #3 - Erect / Pour - Cellar to Lvl 1	5	5	0	18JUN08	24JUN08	19
60230	Stair #4 - Erect / Pour - Cellar to Lvl 1	5	5	0	18JUN08	24JUN08	19
60020	Stair #3 - Erect / Pour - Lvl 1 to Lvl 2	5	5	0	20JUN08	26JUN08	27
60130	Misc Stairs 1st Floor	5	5	0	20JUN08	26JUN08	27
60240	Stair #4 - Erect / Pour - Lvl 1 to Lvl 2	5	5	0	20JUN08	26JUN08	27
40030	Concrete Superstructure - Lvl 1 to Lvl 2	15	15	0	23JUL08	12AUG08	0
40010	Cure Concrete @ Lvl 1	28	28	0	26JUL08	22AUG08	26
60040	Stair #3 - Erect / Pour - Lvl 2 to Lvl 3	5	5	0	06AUG08	12AUG08	3
60250	Stair #4 - Erect / Pour - Lvl 2 to Lvl 3	5	5	0	06AUG08	12AUG08	3
40060	Concrete Superstructure - Lvl 2 to Lvl 3	15	15	0	06AUG08	26AUG08	0
40040	Cure Concrete @ Lvl 2	28	28	0	13AUG08	09SEP08	23
60050	Stair #3 - Erect / Pour - Lvl 3 to Lvl 4	5	5	0	18AUG08	22AUG08	5
60260	Stair #4 - Erect / Pour - Lvl 3 to Lvl 4	5	5	0	18AUG08	22AUG08	5
40090	Concrete Superstructure - Lvl 3 to Lvl 4	15	15	0	18AUG08	08SEP08	0
40070	Cure Concrete @ Lvl 3	28	28	0	27AUG08	23SEP08	21
60070	Stair #3 - Erect / Pour - Lvl 4 to Lvl 5	5	5	0	02SEP08	08SEP08	5
60270	Stair #4 - Erect / Pour - Lvl 4 to Lvl 5	5	5	0	02SEP08	08SEP08	5
40120	Concrete Superstructure - Lvl 4 to Lvl 5	15	15	0	02SEP08	22SEP08	0
40100	Cure Concrete @ Lvl 4	28	28	0	09SEP08	06OCT08	3
40020	Remove Shoring @ Cellar	5	5	0	15SEP08	19SEP08	3
60080	Stair #3 - Erect / Pour - Lvl 5 to Lvl 6	5	5	0	16SEP08	22SEP08	5
60280	Stair #4 - Erect / Pour - Lvl 5 to Lvl 6	5	5	0	16SEP08	22SEP08	5
40150	Concrete Superstructure - Lvl 5 to Lvl 6	15	15	0	16SEP08	06OCT08	0

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N
31020 Rebar/Pour Pit Bottoms - East
31520 Rebar/Pour Sump Pit Bottoms - West
31040 F/R/P Elevator and Sump Pit Walls - East
31540 F/R/P Sump Pit Walls - West
31580 Foundation Walls - West
33000 U/G Plumbing/Elec Ground Grid Column Line A - D
33030 U/G Plumbing/Elec Ground Grid Column Line D - H
35000 SOG - Prep / Stone - Column Line A - D
35040 Waterproofing SOG Column Line A - D
35060 SOG - Pour Column Line A - D
35030 SOG - Prep / Stone - Column Line D - H
35050 Waterproofing SOG Column Line D - H
35070 SOG - Pour Column Line D - H
30150 Hoist Erection
30090 Tower Crane Removal
Hoist Removal 30170
40000 Concrete Superstructure - Basement to Lvl 1
60010 Stair #3 - Erect / Pour - Cellar to Lvl 1
60230 Stair #4 - Erect / Pour - Cellar to Lvl 1
60020 Stair #3 - Erect / Pour - Lvl 1 to Lvl 2
60130 Misc Stairs 1st Floor
60240 Stair #4 - Erect / Pour - Lvl 1 to Lvl 2
40030 Concrete Superstructure - Lvl 1 to Lvl 2
40010 Cure Concrete @ Lvl 1
60040 Stair #3 - Erect / Pour - Lvl 2 to Lvl 3
60250 Stair #4 - Erect / Pour - Lvl 2 to Lvl 3
40060 Concrete Superstructure - Lvl 2 to Lvl 3
40040 Cure Concrete @ Lvl 2
60050 Stair #3 - Erect / Pour - Lvl 3 to Lvl 4
60260 Stair #4 - Erect / Pour - Lvl 3 to Lvl 4
40090 Concrete Superstructure - Lvl 3 to Lvl 4
40070 Cure Concrete @ Lvl 3
60070 Stair #3 - Erect / Pour - Lvl 4 to Lvl 5
60270 Stair #4 - Erect / Pour - Lvl 4 to Lvl 5
40120 Concrete Superstructure - Lvl 4 to Lvl 5
40100 Cure Concrete @ Lvl 4
40020 Remove Shoring @ Cellar
60080 Stair #3 - Erect / Pour - Lvl 5 to Lvl 6
60280 Stair #4 - Erect / Pour - Lvl 5 to Lvl 6
40150 Concrete Superstructure - Lvl 5 to Lvl 6

Start Date	27JUL07
Finish Date	16NOV09
Data Date	01MAY08
Run Date	28MAY08 11:44

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Progress Bar
Critical Activity

UT04

Sheet 14 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
40130	Cure Concrete @ Lvl 5	28	28	0	23SEP08	20OCT08	3
40050	Remove Shoring @ Lvl 1	5	5	0	30SEP08	06OCT08	3
60100	Stair #3 - Erect / Pour - Lvl 6 to Lvl 7	5	5	0	30SEP08	06OCT08	21
60290	Stair #4 - Erect / Pour - Lvl 6 to Lvl 7	5	5	0	30SEP08	06OCT08	21
40180	Concrete Superstructure - Lvl 6 to Lvl 7	15	15	0	30SEP08	21OCT08	0
40160	Cure Concrete @ Lvl 6	28	28	0	07OCT08	03NOV08	1
40080	Remove Shoring @ Lvl 2	5	5	0	14OCT08	20OCT08	1
40210	Concrete Superstructure - Lvl 7 to Roof	5	5	0	22OCT08	28OCT08	11
60110	Stair #3 - Erect / Pour - Lvl 7 to Roof	5	5	0	22OCT08	28OCT08	12
60300	Stair #4 - Erect / Pour - Lvl 7 to Roof	5	5	0	22OCT08	28OCT08	12
45000	Structural Steel Beams / Grating - Lvl 4	15	15	0	22OCT08	17NOV08	7
40190	Cure Concrete @ Lvl 7	28	28	0	22OCT08	18NOV08	0
40110	Remove Shoring @ Lvl 3	5	5	0	29OCT08	05NOV08	0
40240	Concrete Superstructure - Roof to Mech PH	5	5	0	29OCT08	05NOV08	12
60120	Stair #3 - Erect / Pour - Roof to PH	5	5	0	29OCT08	05NOV08	44
60310	Stair #4 - Erect / Pour - Roof to PH	5	5	0	29OCT08	05NOV08	44
40220	Cure Concrete @ Roof	28	28	0	29OCT08	25NOV08	19
40140	Remove Shoring @ Lvl 4	5	5	0	06NOV08	13NOV08	11
40250	Cure Concrete @ PH	28	28	0	06NOV08	03DEC08	19
40170	Remove Shoring @ Lvl 5	5	5	0	14NOV08	20NOV08	11
45030	Structural Steel / Roof Deck - 8th Fl Roof	15	15	0	18NOV08	12DEC08	27
40200	Remove Shoring @ Lvl 6	5	5	0	21NOV08	28NOV08	22
40230	Remove Shoring @ Lvl 7	3	3	0	01DEC08	03DEC08	26
40260	Remove Shoring @ PH	3	3	0	04DEC08	08DEC08	26
Building Enclosure							
55000	Masonry Lvl Cellar East Wall	10	10	0	22SEP08	07OCT08	2
55010	Masonry Lvl 1 North & East Wall	10	10	0	08OCT08	22OCT08	2
50000	Curtainwall - North/West Elev. Lvls 1-2	10	10	0	15OCT08	28OCT08	1
58300	Photovoltaic Panels - Lvl 8	36	36	0	22OCT08	23DEC08	63
52100	Masonry Lvl 2 East Wall	10	10	0	23OCT08	07NOV08	2
50030	Curtainwall - West/South Elev. Lvl 1	10	10	0	29OCT08	13NOV08	1
58000	Roof Insulation / Membrane - Lvl 5 (A to R5)	5	5	0	06NOV08	13NOV08	13
52110	Masonry Lvl 3 East Wall	10	10	0	10NOV08	28NOV08	2
50060	Curtain Wall - West/South Elev. Lvl 2	10	10	0	14NOV08	28NOV08	1
58060	Roof Insulation / Membrane - Lvl 6 (R6 to R12.5)	5	5	0	17NOV08	25NOV08	13
52000	Studs/Sheathing- N/W Elev. Lvls 1-4	10	10	0	17NOV08	04DEC08	24
58120	Roof Insulation / Membrane - Lvl 7 (A to R6)	5	5	0	26NOV08	04DEC08	13
58390	Roof Insulation / Membrane - Lvl 3	2	2	0	01DEC08	03DEC08	49
50160	Str Steel for Trellis - North Lvl 6	5	5	0	01DEC08	08DEC08	108
50120	Curtainwall - North/West Elev. Lvls 5-6	10	10	0	01DEC08	12DEC08	29
52130	Masonry Lvl 4 East Wall	10	10	0	01DEC08	15DEC08	2

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N
40130 Cure Concrete @ Lvl 5
40050 Remove Shoring @ Lvl 1
60100 Stair #3 - Erect / Pour - Lvl 6 to Lvl 7
60290 Stair #4 - Erect / Pour - Lvl 6 to Lvl 7
40180 Concrete Superstructure - Lvl 6 to Lvl 7
40160 Cure Concrete @ Lvl 6
40080 Remove Shoring @ Lvl 2
40210 Concrete Superstructure - Lvl 7 to Roof
60110 Stair #3 - Erect / Pour - Lvl 7 to Roof
60300 Stair #4 - Erect / Pour - Lvl 7 to Roof
45000 Structural Steel Beams / Grating - Lvl 4
40190 Cure Concrete @ Lvl 7
40110 Remove Shoring @ Lvl 3
Concrete Superstructure - Roof to Mech PH 40240
60120 Stair #3 - Erect / Pour - Roof to PH
60310 Stair #4 - Erect / Pour - Roof to PH
40220 Cure Concrete @ Roof
40140 Remove Shoring @ Lvl 4
40250 Cure Concrete @ PH
40170 Remove Shoring @ Lvl 5
Structural Steel / Roof Deck - 8th Fl Roof 45030
40200 Remove Shoring @ Lvl 6
40230 Remove Shoring @ Lvl 7
40260 Remove Shoring @ PH
55000 Masonry Lvl Cellar East Wall
55010 Masonry Lvl 1 North & East Wall
50000 Curtainwall - North/West Elev. Lvls 1-2
58300 Photovoltaic Panels - Lvl 8
52100 Masonry Lvl 2 East Wall
50030 Curtainwall - West/South Elev. Lvl 1
Roof Insulation / Membrane - Lvl 5 (A to R5) 58000
52110 Masonry Lvl 3 East Wall
50060 Curtain Wall - West/South Elev. Lvl 2
Roof Insulation / Membrane - Lvl 6 (R6 to R12.5) 58060
52000 Studs/Sheathing- N/W Elev. Lvls 1-4
Roof Insulation / Membrane - Lvl 7 (A to R6) 58120
58390 Roof Insulation / Membrane - Lvl 3
50160 Str Steel for Trellis - North Lvl 6
Curtainwall - North/West Elev. Lvls 5-6 50120
52130 Masonry Lvl 4 East Wall

Start Date	27JUL07
Finish Date	16NOV09
Data Date	01MAY08
Run Date	28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 15 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
50090	Channel Glass - West/South Elev. Lvls 3-4	15	15	0	01DEC08	19DEC08	1
52010	Membrane - N/W Elev. Lvls 1-4	5	5	0	05DEC08	09DEC08	41
58330	Roof Sheathing/Membrane - Lvl 8 (PH)	5	5	0	05DEC08	11DEC08	13
52090	Terracotta Panels - North/West Elev Lvls 1-4	25	25	0	10DEC08	22JAN09	23
58240	Roof Insulation / Membrane - Lvl 8	8	8	0	15DEC08	26DEC08	29
52140	Masonry Lvl 5 East Wall	10	10	0	17DEC08	02JAN09	2
58420	Roof Terminations - Lvl 3	3	3	0	22DEC08	24DEC08	38
50100	Channel Glass - South Elev. Lvls 3-4	15	15	0	22DEC08	13JAN09	1
50180	Curtainwall - West/South Elev. Lvls 5-6	10	10	0	30DEC08	13JAN09	2
52150	Masonry Lvl 6 East Wall	10	10	0	05JAN09	20JAN09	2
52030	Studs/Sheathing - South Elev. Lvls 1-4	5	5	0	14JAN09	22JAN09	1
50210	Curtainwall - West/South Elev. Lvl 7-8	10	10	0	14JAN09	28JAN09	2
58030	Roof Terminations - Lvl 5 (A to R5)	10	10	0	14JAN09	29JAN09	18
58090	Roof Terminations - Lvl 6 (R6 to R12.5)	10	10	0	14JAN09	29JAN09	8
52160	Masonry Lvls 7-PH East Wall	10	10	0	22JAN09	05FEB09	2
52040	Membrane - South Elev. Lvls 1-4	5	5	0	23JAN09	27JAN09	31
52060	Studs/Sheathing - S/W Elev. Lvls 5-7	5	5	0	23JAN09	29JAN09	1
54000	Louvers - North/West Elev. Lvls 2-4	10	10	0	23JAN09	09FEB09	70
53020	Install Structral Supports for Pre-Cast	10	10	0	26JAN09	10FEB09	2
50150	Curtainwall - North/West Elev. Lvls 7-8	10	10	0	29JAN09	11FEB09	2
52070	Membrane - S/W Elev. Lvls 5-7	5	5	0	30JAN09	03FEB09	29
53080	Zinc at 1st Floor	10	10	0	30JAN09	12FEB09	190
53070	Zinc Soffit Panels -- 2,3 & 5	20	20	0	30JAN09	27FEB09	119
54090	Studs / Sheathing - North Elev. Lvls 5 - 6	10	10	0	02FEB09	18FEB09	1
10490	Cladding at Trellis & Gazebo	15	15	0	02FEB09	26FEB09	137
52120	Terracotta Panels - West Elev Lvls 1-7	20	20	0	04FEB09	10MAR09	70
52170	Masonry Lvls 7- PH N,S,W	15	15	0	06FEB09	20FEB09	6
54030	Louvers - North Elev. Mech PH	2	2	0	10FEB09	12FEB09	70
58270	Roof Terminations - Lvl 8	8	8	0	12FEB09	25FEB09	4
53010	Waterproof East Wall Lvl 3-PH	10	10	0	12FEB09	27FEB09	2
58150	Roof Terminations - Lvl 7 (A to R6)	10	10	0	12FEB09	27FEB09	2
54060	Louvers - South Elev. Lvls 3-4	5	5	0	13FEB09	20FEB09	70
54150	Studs / Sheathing - South Elev Lvls 7	5	5	0	19FEB09	26FEB09	1
54120	Preformed Zinc Wall Panel -North Elev Lvl 5,6,7	40	40	0	19FEB09	24APR09	67
58360	Roof Terminations - Lvl 8 (PH)	3	3	0	23FEB09	26FEB09	3
54160	Membrane - South Elev Lvls 7	5	5	0	27FEB09	03MAR09	1
53000	Precast Panels - East Elev. Lvls 4-PH	20	20	0	02MAR09	02APR09	41
54180	Preformed Zinc Wall Panel - South Elev. Lvls 7-8	5	5	0	05MAR09	12MAR09	19
54070	Terracotta Panels - South Elec 1- 7	15	15	0	05MAR09	30MAR09	89
10480	Zinc Panels @ Radius U - 7th Flr	25	25	0	05MAR09	14APR09	74
54210	Zinc Soffit @ PV Array - Lvl 8 Roof	75	75	0	13MAR09	10JUL09	19

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N

Start Date 27JUL07
Finish Date 16NOV09
Data Date 01MAY08
Run Date 28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

© Primavera Systems, Inc.

UT04

Sheet 16 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
53030	Metal Panels - Tower	75	75	0	03APR09	30JUL09	41
58180	Roof Pavers - Lvls 5-7	20	20	0	13JUL09	11AUG09	19
58210	Green Roof / Roof Landscaping - Lvls 5-7	15	15	0	12AUG09	02SEP09	19
Risers							
67420	Dom. Water & Sanitary Risers - Cellar	1	1	0	06FEB09	06FEB09	82
67430	Dom. Water & Sanitary Risers - 1	1	1	0	06FEB09	06FEB09	85
67000	Boiler Flue - Cellar	2	2	0	06FEB09	09FEB09	11
67080	Boiler Flue - 1	2	2	0	06FEB09	09FEB09	11
67510	CWS & R & Condensate - Cellar	2	2	0	06FEB09	09FEB09	51
67520	CWS & R & Condensate - 1	2	2	0	06FEB09	09FEB09	51
67310	Steam & Gas Risers - Cellar	3	3	0	06FEB09	10FEB09	56
67320	Steam & Gas Risers - 1	3	3	0	06FEB09	10FEB09	56
67440	Dom. Water & Sanitary Risers - 2	1	1	0	09FEB09	09FEB09	85
67450	Dom. Water & Sanitary Risers - 3	1	1	0	09FEB09	09FEB09	85
67460	Dom. Water & Sanitary Risers - 4	1	1	0	10FEB09	10FEB09	85
67470	Dom. Water & Sanitary Risers - 5	1	1	0	10FEB09	10FEB09	85
67090	Boiler Flue - 2	2	2	0	10FEB09	11FEB09	11
67100	Boiler Flue - 3	2	2	0	10FEB09	11FEB09	11
67530	CWS & R & Condensate - 2	2	2	0	10FEB09	11FEB09	51
67540	CWS & R & Condensate - 3	2	2	0	10FEB09	11FEB09	51
67410	Dom. Water & Sanitary Risers - 7	1	1	0	11FEB09	11FEB09	85
67480	Dom. Water & Sanitary Risers - 6	1	1	0	11FEB09	11FEB09	85
67330	Steam & Gas Risers - 2	3	3	0	11FEB09	13FEB09	56
67340	Steam & Gas Risers - 3	3	3	0	11FEB09	13FEB09	56
67490	Dom. Water & Sanitary Risers - PH	1	1	0	12FEB09	12FEB09	85
67110	Boiler Flue - 4	2	2	0	12FEB09	13FEB09	11
67120	Boiler Flue - 5	2	2	0	12FEB09	13FEB09	11
67550	CWS & R & Condensate - 4	2	2	0	12FEB09	13FEB09	60
67560	CWS & R & Condensate - 5	2	2	0	12FEB09	13FEB09	61
67500	Test & Inspect Dom. Water & Sanitary Risers	5	5	0	13FEB09	20FEB09	85
67130	Boiler Flue - 6	2	2	0	17FEB09	18FEB09	11
67140	Boiler Flue - 7	2	2	0	17FEB09	18FEB09	11
67570	CWS & R & Condensate - 6	2	2	0	17FEB09	18FEB09	61
67580	CWS & R & Condensate - 7	2	2	0	17FEB09	18FEB09	61
67350	Steam & Gas Risers - 4	3	3	0	17FEB09	19FEB09	56
67360	Steam & Gas Risers - 5	3	3	0	17FEB09	19FEB09	56
67010	Boiler Flue - Mech PH	2	2	0	19FEB09	20FEB09	11
67590	CWS & R & Condensate - PH	2	2	0	19FEB09	20FEB09	61
67370	Steam & Gas Risers - 6	3	3	0	20FEB09	24FEB09	56
67380	Steam & Gas Risers - 7	3	3	0	20FEB09	24FEB09	56
67050	Test & Inspect Boiler Flue	2	2	0	23FEB09	24FEB09	11

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N
Metal Panels - Tower 53030
Roof Pavers - Lvls 5-7 58180
Green Roof / Roof Landscaping - Lvls 5-7 58210
Dom. Water & Sanitary Risers - Cellar 67420
Dom. Water & Sanitary Risers - 1 67430
67000 Boiler Flue - Cellar
67080 Boiler Flue - 1
CWS & R & Condensate - Cellar 67510
67520 CWS & R & Condensate - 1
67310 Steam & Gas Risers - Cellar
67320 Steam & Gas Risers - 1
Dom. Water & Sanitary Risers - 2 67440
Dom. Water & Sanitary Risers - 3 67450
Dom. Water & Sanitary Risers - 4 67460
Dom. Water & Sanitary Risers - 5 67470
67090 Boiler Flue - 2
67100 Boiler Flue - 3
67530 CWS & R & Condensate - 2
67540 CWS & R & Condensate - 3
Dom. Water & Sanitary Risers - 7 67410
Dom. Water & Sanitary Risers - 6 67480
67330 Steam & Gas Risers - 2
67340 Steam & Gas Risers - 3
Dom. Water & Sanitary Risers - PH 67490
67110 Boiler Flue - 4
67120 Boiler Flue - 5
67550 CWS & R & Condensate - 4
67560 CWS & R & Condensate - 5
Test & Inspect Dom. Water & Sanitary Risers 67500
67130 Boiler Flue - 6
67140 Boiler Flue - 7
67570 CWS & R & Condensate - 6
67580 CWS & R & Condensate - 7
67350 Steam & Gas Risers - 4
67360 Steam & Gas Risers - 5
67010 Boiler Flue - Mech PH
67590 CWS & R & Condensate - PH
67370 Steam & Gas Risers - 6
67380 Steam & Gas Risers - 7
67050 Test & Inspect Boiler Flue

Start Date	27JUL07
Finish Date	16NOV09
Data Date	01MAY08
Run Date	28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 17 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
67600	CWS & R & Condensate Test & Inspect	3	3	0	23FEB09	25FEB09	61
67650	Condenser Water - Cellar	2	2	0	25FEB09	26FEB09	11
67660	Condenser Water - 1	2	2	0	25FEB09	26FEB09	11
67390	Steam & Gas Risers - PH	3	3	0	25FEB09	27FEB09	56
67610	CWS & R & Condensate Insulate	7	7	0	26FEB09	06MAR09	61
67670	Condenser Water - 2	2	2	0	27FEB09	02MAR09	11
67680	Condenser Water - 3	2	2	0	27FEB09	02MAR09	11
67400	Test & Inspect Steam Pipe	10	10	0	02MAR09	13MAR09	56
67690	Condenser Water - 4	2	2	0	03MAR09	04MAR09	11
67700	Condenser Water - 5	2	2	0	03MAR09	04MAR09	11
67060	Electrical Infrastructure - Cellar to Lvl 3	20	20	0	04MAR09	31MAR09	24
67710	Condenser Water - 6	2	2	0	05MAR09	06MAR09	11
67720	Condenser Water - 7	2	2	0	05MAR09	06MAR09	11
67730	Condenser Water - PH	2	2	0	09MAR09	10MAR09	11
67740	Test & Inspect Condenser Water	2	2	0	11MAR09	12MAR09	11
67750	Insulate Condenser Water	3	3	0	13MAR09	17MAR09	11
67020	Ductwork Risers - Cellar	2	2	0	18MAR09	19MAR09	11
67150	Ductwork Risers - 1	2	2	0	18MAR09	19MAR09	11
67190	Ductwork Risers - 2	2	2	0	20MAR09	23MAR09	11
67200	Ductwork Risers - 3	2	2	0	20MAR09	23MAR09	11
67160	Ductwork Risers - 5	2	2	0	24MAR09	25MAR09	11
67210	Ductwork Risers - 4	2	2	0	24MAR09	25MAR09	11
67170	Ductwork Risers - 6	2	2	0	26MAR09	27MAR09	11
67180	Ductwork Risers - 7	2	2	0	26MAR09	27MAR09	11
67030	Ductwork Risers - Mech PH	2	2	0	30MAR09	31MAR09	11
67035	Test & Inspect Duct Riser	2	2	0	01APR09	02APR09	11
67070	Electrical Infrastructure - Lvl 3 to Mech PH	20	20	0	01APR09	28APR09	24
67045	Insulate Duct Riser	4	4	0	03APR09	08APR09	11
67230	Install Fire-Rated Shaft - 1	2	2	0	09APR09	10APR09	11
67240	Install Fire-Rated Shaft - 2	2	2	0	09APR09	10APR09	11
67250	Install Fire-Rated Shaft - 3	2	2	0	09APR09	10APR09	11
67260	Install Fire-Rated Shaft - 4	2	2	0	13APR09	14APR09	21
67270	Install Fire-Rated Shaft - 5	2	2	0	13APR09	14APR09	21
67280	Install Fire-Rated Shaft - 6	2	2	0	13APR09	14APR09	21
67290	Install Fire-Rated Shaft - 7	2	2	0	13APR09	14APR09	21
67640	Flush Steam	2	2	0	16APR09	17APR09	38
67620	Flush Domestic Water	2	2	0	23APR09	24APR09	42
67630	Flush CWS&R	5	5	0	27APR09	01MAY09	42
Cellar							
90130	Cel - Layout Survey	3	3	0	22SEP08	24SEP08	60
90140	Cel - Layout & Pour Equipment Pads	7	7	0	25SEP08	03OCT08	60

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N
CWS & R & Condensate Test & Inspect
67600
67650 Condenser Water - Cellar
67660 Condenser Water - 1
67390 Steam & Gas Risers - PH
CWS & R & Condensate Insulate
67610
67670 Condenser Water - 2
67680 Condenser Water - 3
67400 Test & Inspect Steam Pipe
67690 Condenser Water - 4
67700 Condenser Water - 5
Electrical Infrastructure - Cellar to Lvl 3
67060
67710 Condenser Water - 6
67720 Condenser Water - 7
67730 Condenser Water - PH
Test & Inspect Condenser Water
67740
67750 Insulate Condenser Water
67020 Ductwork Risers - Cellar
67150 Ductwork Risers - 1
67190 Ductwork Risers - 2
67200 Ductwork Risers - 3
67160 Ductwork Risers - 5
67210 Ductwork Risers - 4
67170 Ductwork Risers - 6
67180 Ductwork Risers - 7
Ductwork Risers - Mech PH
67030
Test & Inspect Duct Riser
67035
Electrical Infrastructure - Lvl 3 to Mech PH
67070
67045 Insulate Duct Riser
Install Fire-Rated Shaft - 1
67230
Install Fire-Rated Shaft - 2
67240
Install Fire-Rated Shaft - 3
67250
Install Fire-Rated Shaft - 4
67260
Install Fire-Rated Shaft - 5
67270
Install Fire-Rated Shaft - 6
67280
Install Fire-Rated Shaft - 7
67290
67640 Flush Steam
67620 Flush Domestic Water
67630 Flush CWS&R
90130 Cel - Layout Survey
90140 Cel - Layout & Pour Equipment Pads

Start Date	27JUL07
Finish Date	16NOV09
Data Date	01MAY08
Run Date	28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

© Primavera Systems, Inc.

UT04

Sheet 18 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
90310	Cel - Set Deaerotor	2	2	0	29OCT08	30OCT08	44
90180	Cel - Set Boilers (2)	4	4	0	31OCT08	06NOV08	44
90210	Cel - Set Chilled Water Pumps (3)	3	3	0	07NOV08	12NOV08	116
90240	Cel - Set Hot Water Pumps (3)	3	3	0	13NOV08	17NOV08	120
90150	Cel - Set Chillers (2)	4	4	0	14NOV08	19NOV08	40
90270	Cel - Set Condensed Water Pumps (3)	3	3	0	18NOV08	20NOV08	120
90300	Cel - Install Door Frames	5	5	0	20NOV08	26NOV08	82
90020	Cel - Overhead Mech. Piping (CW/CHW/Steam/Gas)	30	30	0	20NOV08	05JAN09	40
90000	Cel - CMU Block Walls	20	20	0	28NOV08	26DEC08	82
90440	Cel - Frame Hard Ceiling & Bulkheads	5	5	0	29DEC08	05JAN09	136
90070	Cel - Pressure Test & Flush Mech. Piping.	10	10	0	06JAN09	20JAN09	94
90010	Cel - Overhead Ductwork	15	15	0	06JAN09	27JAN09	84
90100	Cel - Pour Slab Holes Lower/Upper @ TC	10	10	0	29JAN09	11FEB09	122
90110	Cel - Survey Crane Shaft	1	1	0	12FEB09	12FEB09	122
90360	Cel - Layout & Pour Equipment Pads @ Water Room	1	1	0	13FEB09	13FEB09	122
90370	Cel - Set pH Skid	2	2	0	17FEB09	18FEB09	122
90400	Cel - Set Connections pH Skid	3	3	0	19FEB09	23FEB09	122
90380	Cel - Set Door Frames	1	1	0	24FEB09	24FEB09	122
90410	Cel - Electrical Rough-in and Connections	3	3	0	24FEB09	26FEB09	125
90390	Cel - CMU Walls @ Water Room	5	5	0	25FEB09	03MAR09	122
64100	Cel - Set Switchgear	8	8	0	04MAR09	13MAR09	38
90160	Cel - Connect Chillers & Insulate	10	10	0	04MAR09	17MAR09	32
90040	Cel - Overhead Plumbing	10	10	0	05MAR09	18MAR09	0
64110	Cel - Inspect Switchgear	1	1	0	16MAR09	16MAR09	38
90220	Cel - Connect Chilled Water Pumps & Insulate	10	10	0	18MAR09	31MAR09	32
90080	Cel - Pressure Test & Insulate Plumbing	5	5	0	19MAR09	25MAR09	55
90190	Cel - Connect Boilers & Insulate	10	10	0	19MAR09	01APR09	31
90050	Cel - Overhead Electrical	15	15	0	19MAR09	08APR09	33
90030	Cel - Presure Test & Insulate Duct.	5	5	0	20MAR09	26MAR09	48
90060	Cel - Overhead Sprinkler	20	20	0	26MAR09	22APR09	58
90280	Cel - Connect Condensed Water Pumps & Insulate	10	10	0	01APR09	14APR09	32
64130	Cel - Connect Main Electrical Feeders	4	4	0	02APR09	07APR09	26
90250	Cel - Connect Hot Water Pumps & Insulate	10	10	0	02APR09	15APR09	31
64140	Cel - Energize Switchgear	1	1	0	08APR09	08APR09	26
90230	Cel - Start-Up Chilled Water Pumps	3	3	0	09APR09	13APR09	33
90290	Cel - Start-Up Condensed Water Pumps	3	3	0	15APR09	17APR09	32
90320	Cel - Connect Deaerotor	5	5	0	15APR09	21APR09	33
90260	Cel - Start-Up Hot Water Pumps	3	3	0	16APR09	20APR09	31
90170	Cel - Start-Up Chillers	3	3	0	21APR09	23APR09	31
90420	Cel - Hydro Test	1	1	0	23APR09	23APR09	58
90430	Cel - Close in Ceiling Inspection	2	2	0	24APR09	27APR09	58

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N

Start Date 27JUL07
Finish Date 16NOV09
Data Date 01MAY08
Run Date 28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

© Primavera Systems, Inc.

JT04

Sheet 19 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
90330	Cel - Start-Up Deaerator	3	3	0	24APR09	28APR09	31
90450	Cel - Drywall & Finish Hard Ceilings & Bulkheads	10	10	0	28APR09	11MAY09	58
90200	Cel - Start-Up Boilers	3	3	0	29APR09	01MAY09	31
90090	Cel - Lighting	15	15	0	12MAY09	02JUN09	58
90340	Cel - Pressure Wash & Clean	7	7	0	30JUN09	09JUL09	39
90480	Cel - Insulate Under Parking Garage	2	2	0	10JUL09	13JUL09	48
90120	Cel - Paint	8	8	0	14JUL09	23JUL09	48
90350	Cel - Signage	2	2	0	24JUL09	27JUL09	48
90460	Cel - Set Doors & Hardware	2	2	0	28JUL09	29JUL09	49
90470	Cel - Punchout	1	1	0	30JUL09	30JUL09	73
First Floor Fit-Out							
A1000	1F - Layout - Survey	3	3	0	07OCT08	09OCT08	13
A1360	1F - Layout & Pour Equipment Pads	2	2	0	10OCT08	14OCT08	13
A1530	1F MR - Set Mechanical Equipment	5	5	0	15OCT08	21OCT08	13
A1010	1F - Overhead Ductwork & Mechanical	20	20	0	22OCT08	20NOV08	13
A1020	1F - Overhead Plumbing Rough-In	15	15	0	29OCT08	20NOV08	14
A1030	1F - Overhead Electrical Rough-In	15	15	0	06NOV08	28NOV08	24
A1040	1F - Overhead Sprinkler Rough-In	15	15	0	06NOV08	28NOV08	24
A1370	1F MR - Overhead Mechanical Piping Rough-In	10	10	0	21NOV08	05DEC08	59
A1050	1F - Install Door Frames	5	5	0	01DEC08	05DEC08	25
A1380	1F ER - Overhead Electrical Rough-In	10	10	0	08DEC08	19DEC08	59
A1320	1F - Interior CMU Partitions	15	15	0	08DEC08	29DEC08	25
A1060	1F - Metal Stud Walls & Furing Channels	10	10	0	22DEC08	06JAN09	25
A1390	1F ER - In-Wall/Surface Electrical Rough-In	10	10	0	22DEC08	06JAN09	96
A1330	1F - Frame Hard Ceilings & Bulkheads	7	7	0	07JAN09	15JAN09	75
A1080	1F - In-Wall Plumbing Rough-In	15	15	0	07JAN09	28JAN09	25
A1180	1F - Turn Downs & Sprinkler Heads	10	10	0	16JAN09	30JAN09	75
A1090	1F - In-Wall Electrical Rough-In	10	10	0	22JAN09	04FEB09	30
A1100	1F - In-Wall Controls Rough-In	10	10	0	22JAN09	04FEB09	42
A1420	1F LD - Overhead Doors (Qty. 3)	10	10	0	23JAN09	05FEB09	143
A1540	1F - Hydro Test	1	1	0	02FEB09	02FEB09	75
A1430	1F LD - Bollards	3	3	0	06FEB09	10FEB09	143
A1110	1F - One Side Drywall	5	5	0	04MAR09	10MAR09	24
A1130	1F - Insulate/Second Side Drywall & Finish	10	10	0	04MAR09	17MAR09	40
A1120	1F - In-Wall Close-In Inspections	2	2	0	11MAR09	12MAR09	51
A1520	1F MR - Close Off MEP Shafts	5	5	0	13MAR09	19MAR09	51
A1150	1F - Pull Electrical Wire/Cable	5	5	0	18MAR09	24MAR09	40
A1160	1F - Pull Controls Wire/Cable	5	5	0	18MAR09	24MAR09	40
A1400	1F ER - Set Electrical Panels/Transformer/Equip	5	5	0	20MAR09	26MAR09	51
A1350	1F - Overhead Close-In Inspection	1	1	0	25MAR09	25MAR09	40
A1340	1F - Drywall & Finish Hard Ceiling & Bulkheads	15	15	0	26MAR09	15APR09	40

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N

Start Date	27JUL07
Finish Date	16NOV09
Data Date	01MAY08
Run Date	28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 20 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
A1410	1F ER - Pull & Terminate Electrical Wire/Cable	5	5	0	27MAR09	02APR09	51
A1570	1F MR - Mechanical Equipment Start-Up	1	1	0	09APR09	09APR09	47
A1140	1F - Prime Paint	3	3	0	18APR09	20APR09	40
A1170	1F - Ceiling Grid	10	10	0	21APR09	04MAY09	43
A1550	1F - Ceramic Tile	10	10	0	21APR09	04MAY09	45
A1190	1F - Lighting - Hang/Set/Connect	10	10	0	28APR09	11MAY09	43
A1230	1F - Casework/Millwork	15	15	0	17JUN09	08JUL09	0
A1200	1F - Final Paint	10	10	0	09JUL09	22JUL09	0
A1270	1F - Install Misc. Equipment Finishes	10	10	0	09JUL09	22JUL09	38
A1280	1F - Flooring	10	10	0	09JUL09	22JUL09	0
A1440	1F LD - Presure Wash & Clean	7	7	0	10JUL09	20JUL09	39
A1210	1F - RGD's Set/Connect	5	5	0	23JUL09	29JUL09	41
A1290	1F - Plumbing Fixtures & Trim	5	5	0	23JUL09	29JUL09	33
A1220	1F - Ceiling Tile	10	10	0	23JUL09	05AUG09	31
A1240	1F - Controls - Thermostats & Trim	10	10	0	23JUL09	05AUG09	36
A1250	1F - Electrical Trim	10	10	0	23JUL09	05AUG09	36
A1490	1F LBY - Terrazzo Flooring	15	15	0	23JUL09	12AUG09	0
A1260	1F - Sprinkler Head Adjustments & Trim	5	5	0	06AUG09	12AUG09	31
A1450	1F LD - Paint	5	5	0	13AUG09	19AUG09	22
A1500	1F LBY - Wood Wall Panels	15	15	0	13AUG09	02SEP09	0
A1460	1F LD - Traffic Coatings	3	3	0	20AUG09	24AUG09	22
A1470	1F LD - Signage	1	1	0	25AUG09	25AUG09	22
A1510	1F LBY - Glass Wall Panel Walls	8	8	0	03SEP09	15SEP09	0
A1300	1F - Wall Touch-Ups	5	5	0	16SEP09	22SEP09	0
A1580	1F - Set Doors & Hardware	3	3	0	23SEP09	25SEP09	0
A1310	1F - Floor Punch-Out	5	5	0	28SEP09	02OCT09	0
Second Floor Fit-Out							
A2000	2F - Layout - Survey	3	3	0	21OCT08	23OCT08	13
A2020	2F - Layout & Pour Equipment Pads	2	2	0	24OCT08	27OCT08	13
A2510	2F MR - Set AHU	2	2	0	28OCT08	29OCT08	13
A2010	2F - Overhead Ductwork & Mechanical	20	20	0	30OCT08	01DEC08	13
A2030	2F - Overhead Plumbing Rough-In	20	20	0	07NOV08	08DEC08	13
A2520	2F MR - Set Misc. Mechanical Equipment	2	2	0	14NOV08	17NOV08	139
A2060	2F MR - Overhead Mechanical Piping Rough-In	5	5	0	08DEC08	12DEC08	64
A2035	2F - Process Piping Installation	30	30	0	08DEC08	21JAN09	9
A2090	2F ER - Overhead Electrical Rough-In	10	10	0	22DEC08	06JAN09	59
A2040	2F - Overhead Electrical Rough-In	20	20	0	22DEC08	21JAN09	9
A2050	2F - Overhead Sprinkler Rough-In	20	20	0	22DEC08	21JAN09	9
A2110	2F ER - In-Wall/Surface Electrical Rough-In	10	10	0	07JAN09	21JAN09	84
A2070	2F - Install Door Frames	5	5	0	22JAN09	28JAN09	15
A2055	2F - Install MPS (Clean Room) Hanger System	15	15	0	22JAN09	11FEB09	68

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N
1F ER - Pull & Terminate Electrical Wire/Cable A1410
1F MR - Mechanical Equipment Start-Up A1570
A1140 1F - Prime Paint
A1170 1F - Ceiling Grid
A1550 1F - Ceramic Tile
1F - Lighting - Hang/Set/Connect A1190
1F - Casework/Millwork A1230
1F - Final Paint A1200
1F - Install Misc. Equipment Finishes A1270
A1280 1F - Flooring
1F LD - Presure Wash & Clean A1440
1F - RGD's Set/Connect A1210
1F - Plumbing Fixtures & Trim A1290
1F - Ceiling Tile A1220
1F - Controls - Thermostats & Trim A1240
1F - Electrical Trim A1250
1F LBY - Terrazzo Flooring A1490
1F - Sprinkler Head Adjustments & Trim A1260
1F LD - Paint A1450
1F LBY - Wood Wall Panels A1500
1F LD - Traffic Coatings A1460
1F LD - Signage A1470
1F LBY - Glass Wall Panel Walls A1510
1F - Wall Touch-Ups A1300
1F - Set Doors & Hardware A1580
1F - Floor Punch-Out A1310
A2000 2F - Layout - Survey
A2020 2F - Layout & Pour Equipment Pads
A2510 2F MR - Set AHU
2F - Overhead Ductwork & Mechanical A2010
A2030 2F - Overhead Plumbing Rough-In
2F MR - Set Misc. Mechanical Equipment A2520
2F MR - Overhead Mechanical Piping Rough-In A2060
A2035 2F - Process Piping Installation
2F ER - Overhead Electrical Rough-In A2090
2F - Overhead Electrical Rough-In A2040
2F - Overhead Sprinkler Rough-In A2050
2F ER - In-Wall/Surface Electrical Rough-In A2110
A2070 2F - Install Door Frames
2F - Install MPS (Clean Room) Hanger System A2055

Start Date 27JUL07
Finish Date 16NOV09
Data Date 01MAY08
Run Date 28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 21 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
A2080	2F - Interior CMU Partitions	10	10	0	29JAN09	11FEB09	15
A2100	2F - Metal Stud Walls & Furing Channels	10	10	0	05FEB09	19FEB09	15
A2120	2F - In-Wall Plumbing Rough-In	15	15	0	12FEB09	05MAR09	15
A2065	2F - Install MPS (Clean Room) Walls	20	20	0	12FEB09	12MAR09	68
A2075	2F - Install MPS (Clean Room) Lighting	20	20	0	12FEB09	12MAR09	68
A2130	2F - In-Wall Electrical Rough-In	10	10	0	27FEB09	12MAR09	15
A2140	2F - In-Wall Controls Rough-In	10	10	0	06MAR09	19MAR09	29
A2150	2F - One Side Drywall	5	5	0	13MAR09	19MAR09	22
A2095	2F - Install MPS (Clean Room) Flooring	10	10	0	13MAR09	26MAR09	68
A2160	2F - In-Wall Close-In Inspections	2	2	0	20MAR09	23MAR09	29
A2530	2F MR - Mechanical Equipment Connections	3	3	0	24MAR09	26MAR09	54
A2180	2F MR - Close Off MEP Shafts	5	5	0	24MAR09	30MAR09	42
A2170	2F - Insulate/Second Side Drywall & Finish	10	10	0	24MAR09	06APR09	29
A2185	2F - Install MPS (Clean Room) Border Tile	10	10	0	27MAR09	09APR09	68
A2190	2F ER - Set Electrical Panels/Transformer/Equip	5	5	0	31MAR09	06APR09	42
A2200	2F - Pull Electrical Wire/Cable	5	5	0	07APR09	13APR09	37
A2210	2F - Pull Controls Wire/Cable	5	5	0	07APR09	13APR09	42
A2220	2F - Frame Hard Ceilings & Bulkheads	7	7	0	07APR09	15APR09	29
A2195	2F - Install MPS (Clean Room) Casework	10	10	0	10APR09	23APR09	68
A2230	2F ER - Pull & Terminate Electrical Wire/Cable	5	5	0	14APR09	20APR09	37
A2240	2F - Turn Downs & Sprinkler Heads	10	10	0	16APR09	29APR09	29
A2540	2F MR - Mechanical Equipment Start-Up	3	3	0	21APR09	23APR09	37
A2205	2F - Install HEPAS & Remaining Ceiling Tile	5	5	0	24APR09	30APR09	83
A2245	2F - MPS (Clean Room) MEP Trim-Out	20	20	0	24APR09	21MAY09	68
A2560	2F - Hydro Sprinkler	1	1	0	30APR09	30APR09	29
A2250	2F - Overhead Close-In Inspection	2	2	0	01MAY09	04MAY09	29
A2260	2F - Drywall & Finish Hard Ceiling & Bulkheads	10	10	0	05MAY09	18MAY09	29
A2270	2F - Prime Paint	3	3	0	19MAY09	21MAY09	29
A2460	2F - Ceramic Tile	7	7	0	22MAY09	02JUN09	64
A2215	2F - Test & Balance (Clean Room)	10	10	0	22MAY09	05JUN09	68
A2280	2F - Ceiling Grid	10	10	0	22MAY09	05JUN09	29
A2290	2F - Lighting - Hang/Set/Connect	10	10	0	01JUN09	12JUN09	29
A2470	2F - Metal Column Covers	5	5	0	08JUN09	12JUN09	49
A2225	2F - Integrety/Test/Certify HEPA (Clean Room)	10	10	0	08JUN09	19JUN09	68
A2340	2F - Casework/Millwork/Countertops	15	15	0	17JUN09	08JUL09	17
A2370	2F LBY - Flooring (Terrazzo)	15	15	0	17JUN09	08JUL09	27
A2300	2F - Final Paint	10	10	0	09JUL09	22JUL09	17
A2410	2F - Flooring (Linoleum/Capret/Base)	15	15	0	09JUL09	29JUL09	24
A2390	2F - Install Misc. Equipment Finishes	20	20	0	09JUL09	05AUG09	29
A2320	2F - RGD's Set/Connect	5	5	0	23JUL09	29JUL09	41
A2330	2F - Ceiling Tile	10	10	0	23JUL09	05AUG09	22

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N

Start Date	27JUL07
Finish Date	16NOV09
Data Date	01MAY08
Run Date	28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

JT04

Sheet 22 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
A2350	2F - Controls - Thermostats & Trim	10	10	0	23JUL09	05AUG09	36
A2360	2F - Electrical Trim	10	10	0	23JUL09	05AUG09	36
A2400	2F LBY - Wood Wall Panels	15	15	0	23JUL09	12AUG09	17
A2490	2F - Appliances	2	2	0	30JUL09	31JUL09	32
A2430	2F - Plumbing Fixtures & Trim	5	5	0	30JUL09	05AUG09	24
A2380	2F - Sprinkler Head Adjustments & Trim	5	5	0	06AUG09	12AUG09	31
A2480	2F - Toilet Partitions & Accessories	5	5	0	06AUG09	12AUG09	24
A2500	2F - Markerboards & Projection Screens	7	7	0	06AUG09	14AUG09	22
A2420	2F LBY - Glass Wall Panel Walls	7	7	0	13AUG09	21AUG09	17
A2440	2F - Wall Touch-Ups	5	5	0	24AUG09	28AUG09	17
A2570	2F - Set Doors & Hardware	2	2	0	31AUG09	01SEP09	17
A2450	2F - Floor Punch-Out	5	5	0	02SEP09	09SEP09	17
Third Floor Fit-Out							
A3000	3F - Layout -Survey	3	3	0	06NOV08	10NOV08	0
A3030	3F - Layout & Pour Equipment Pads	10	10	0	12NOV08	25NOV08	0
A3130	3F - Seal Floors @ Equipment	5	5	0	26NOV08	03DEC08	0
A3310	3F - Set Mechanical Equipment	1	1	0	04DEC08	04DEC08	0
A3040	3F - Overhead Ductwork & Mechanical Rough-In	20	20	0	05DEC08	05JAN09	0
A3050	3F - Overhead Plumbing Rough-In	20	20	0	12DEC08	12JAN09	10
A3060	3F - Process Piping Installation	30	30	0	19DEC08	03FEB09	10
A3070	3F - Overhead Sprinkler Rough-In	20	20	0	14JAN09	11FEB09	9
A3080	3F - Overhead Electrical MC Cable	20	20	0	22JAN09	19FEB09	9
A3010	3F - Install Door Frames	2	2	0	20FEB09	23FEB09	20
A3020	3F - Install CMU Partitions	5	5	0	24FEB09	02MAR09	20
A3240	3F - Metal Stud Walls & Furing Channels	3	3	0	03MAR09	05MAR09	20
A3090	3F - Rig USP/CSG/TANKS/WFI/LYO	5	5	0	04MAR09	10MAR09	1
A3320	3F - Frame Hard Ceilings & Bulkheads	2	2	0	06MAR09	09MAR09	22
A3330	3F - Turn Downs & Sprinkler Heads	10	10	0	10MAR09	23MAR09	22
A3100	3F - MPS Hangers System	15	15	0	11MAR09	31MAR09	1
A3250	3F - In-wall Electrical Rough-In	2	2	0	13MAR09	16MAR09	15
A3260	3F - In-Wall Close-in Inspections	1	1	0	17MAR09	17MAR09	24
A3370	3F - Pull Wire	1	1	0	17MAR09	17MAR09	115
A3400	3F - Close off MEP Shafts	1	1	0	18MAR09	18MAR09	28
A3270	3F - Drywall & Finish	5	5	0	20MAR09	26MAR09	22
A3110	3F - MPS Walls System 1st 90%	15	15	0	01APR09	21APR09	1
A3140	3F - Sprinkler Hydro	1	1	0	22APR09	22APR09	1
A3510	3F - Set Autoclaves & Sterilizers	5	5	0	22APR09	28APR09	31
A3360	3F - Final Equipment Set (WFI, USP, Clean Steam)	15	15	0	22APR09	12MAY09	21
A3340	3F - Ceiling Close In Inspections	1	1	0	23APR09	23APR09	1
A3350	3F - Drywall & Finish Ceilings & Bulkheads	1	1	0	24APR09	24APR09	1
A3280	3F - Prime Paint	5	5	0	27APR09	01MAY09	1

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N

Start Date	27JUL07
Finish Date	16NOV09
Data Date	01MAY08
Run Date	28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 23 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
A3530	3F - Elec Connection to Autoclaves & Sterilizers	2	2	0	29APR09	30APR09	98
A3520	3F - Mech Connection to Autoclaves & Sterilizers	5	5	0	29APR09	05MAY09	95
A3290	3F - Standard Ceiling Grid	2	2	0	04MAY09	05MAY09	1
A3120	3F - Lighting	10	10	0	06MAY09	19MAY09	1
A3420	3F - Connect Electrical to USP	2	2	0	13MAY09	14MAY09	33
A3410	3F - Connect Controls/CWS&R/San/Water to USP	5	5	0	13MAY09	19MAY09	30
A3430	3F - Start-UP & Pretreat USP	10	10	0	20MAY09	03JUN09	30
A3150	3F - Rig Vial/BFS Equipment/Terminal Sterilizer	15	15	0	20MAY09	10JUN09	1
A3450	3F - Electrical Connections to WFI	2	2	0	04JUN09	05JUN09	33
A3440	3F - Controls/CWS&R/San/Water/Steam to WFI	5	5	0	04JUN09	10JUN09	30
A3160	3F - MPS Wall System Final 10%	10	10	0	11JUN09	24JUN09	1
A3460	3F - Start-Up WFI	10	10	0	11JUN09	24JUN09	30
A3470	3F - Connect WFI System Pieces	5	5	0	25JUN09	01JUL09	30
A3560	3F - Epoxy Flooring Troweled	20	20	0	25JUN09	23JUL09	1
A3480	3F - WFI Control System	10	10	0	02JUL09	16JUL09	30
A3540	3F - Electrical Connections to Clean Steam	2	2	0	17JUL09	20JUL09	33
A3490	3F - Connect Controls/CWS&R/San/Steam to CS	5	5	0	17JUL09	23JUL09	30
A3300	3F - Final Paint	1	1	0	24JUL09	24JUL09	14
A3170	3F - Casework	7	7	0	24JUL09	03AUG09	1
A3500	3F - Start-Up Clean Steam	10	10	0	24JUL09	06AUG09	30
A3390	3F - Set Doors & Hardware	2	2	0	04AUG09	05AUG09	16
A3180	3F - MEP Trim-Out	7	7	0	04AUG09	12AUG09	1
A3550	3F - Start-Up Autoclaves & Sterilizers	5	5	0	07AUG09	13AUG09	30
A3190	3F - Drop Tiles (Standard & Clean Rm)	5	5	0	13AUG09	19AUG09	1
A3200	3F - HEPAS	5	5	0	20AUG09	26AUG09	1
A3210	3F - Test & Balance	10	10	0	27AUG09	10SEP09	1
A3220	3F - Integrity/Testing/Certify HEPA	10	10	0	11SEP09	24SEP09	1
A3230	3F - Floor Punch-Out	5	5	0	25SEP09	01OCT09	1
Fourth Floor Fit-Out							
A4000	4F - Layout - Survey	4	4	0	14NOV08	19NOV08	25
A4010	4F - Layout & Pour Equipment Pads	10	10	0	20NOV08	04DEC08	25
A4410	4F - Cure Equipment Pads	5	5	0	05DEC08	11DEC08	25
A4380	4F - Seal Floors	5	5	0	12DEC08	18DEC08	25
A4020	4F - Set AHU's 2,3,5	5	5	0	19DEC08	26DEC08	32
A4040	4F - Install Walkable Ceiling Rough In	15	15	0	19DEC08	12JAN09	25
A4230	4F - Set AHU's 7,4, MAU1	5	5	0	29DEC08	05JAN09	32
A4240	4F - Set AHU's 1, 6, RAF's & EF's	5	5	0	06JAN09	12JAN09	32
A4030	4F - Install Door Frames	5	5	0	13JAN09	20JAN09	32
A4090	4F - Overhead Ductwork & Mechanical Rough-In	20	20	0	13JAN09	10FEB09	25
A4050	4F - Interior CMU Partitions	10	10	0	21JAN09	03FEB09	32
A4100	4F - Process Piping Installation	20	20	0	28JAN09	25FEB09	25

2007
M J J A S O N D
2008
J F M A M J J A S O N D
2009
J F M A M J J A S O N
3F - Elec Connection to Autoclaves & Sterilizers A3530
3F - Mech Connection to Autoclaves & Sterilizers A3520
3F - Standard Ceiling Grid A3290
A3120 3F - Lighting
3F - Connect Electrical to USP A3420
3F - Connect Controls/CWS&R/San/Water to USP A3410
3F - Start-UP & Pretreat USP A3430
3F - Rig Vial/BFS Equipment/Terminal Sterilizer A3150
3F - Electrical Connections to WFI A3450
3F - Controls/CWS&R/San/Water/Steam to WFI A3440
3F - MPS Wall System Final 10% A3160
3F - Start-Up WFI A3460
3F - Connect WFI System Pieces A3470
3F - Epoxy Flooring Troweled A3560
3F - WFI Control System A3480
3F - Electrical Connections to Clean Steam A3540
3F - Connect Controls/CWS&R/San/Steam to CS A3490
3F - Final Paint A3300
3F - Casework A3170
3F - Start-Up Clean Steam A3500
3F - Set Doors & Hardware A3390
3F - MEP Trim-Out A3180
3F - Start-Up Autoclaves & Sterilizers A3550
3F - Drop Tiles (Standard & Clean Rm) A3190
3F - HEPAS A3200
3F - Test & Balance A3210
3F - Integrity/Testing/Certify HEPA A3220
3F - Floor Punch-Out A3230
A4000 4F - Layout - Survey
A4010 4F - Layout & Pour Equipment Pads
A4410 4F - Cure Equipment Pads
A4380 4F - Seal Floors
A4020 4F - Set AHU's 2,3,5
4F - Install Walkable Ceiling Rough In A4040
A4230 4F - Set AHU's 7,4, MAU1
A4240 4F - Set AHU's 1, 6, RAF's & EF's
A4030 4F - Install Door Frames
4F - Overhead Ductwork & Mechanical Rough-In A4090
A4050 4F - Interior CMU Partitions
4F - Process Piping Installation A4100

Start Date	27JUL07
Finish Date	16NOV09
Data Date	01MAY08
Run Date	28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 24 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
A4080	4F - Install MCC	5	5	0	04FEB09	10FEB09	32
A4060	4F - In-Wall Electrical Rough-In	13	13	0	20FEB09	10MAR09	32
A4070	4F - Metal Stud Walls & Furing Channels	3	3	0	11MAR09	13MAR09	32
A4160	4F - Frame Hard Ceiling	3	3	0	16MAR09	18MAR09	77
A4200	4F - Set Electrical Panels/Transformers/Equip	5	5	0	16MAR09	20MAR09	41
A4110	4F - Overhead Plumbing Rough-In	15	15	0	19MAR09	08APR09	0
A4190	4F - Mechanical Equipment Connections	15	15	0	26MAR09	15APR09	33
A4120	4F - Overhead Electrical Rough-In	15	15	0	30MAR09	17APR09	0
A4130	4F - Overhead Sprinkler Rough-In	15	15	0	08APR09	28APR09	0
A4210	4F - Pull Wire & Cable	10	10	0	20APR09	01MAY09	21
A4140	4F - Wall Close-In Inspection	2	2	0	29APR09	30APR09	0
A4350	4F - Turn Downs & Sprinkler Heads	5	5	0	29APR09	05MAY09	42
A4150	4F - Hang & Finish Drywall Walls	2	2	0	01MAY09	04MAY09	0
A4400	4F - Close off MEP Shafts	1	1	0	04MAY09	04MAY09	49
A4260	4F - Mechanical Equipment Start-Up	10	10	0	04MAY09	15MAY09	21
A4220	4F - Install Misc Metals	10	10	0	05MAY09	18MAY09	39
A4360	4F - Hydro Test	1	1	0	06MAY09	06MAY09	42
A4170	4F - Ceiling Close-In Inspection	2	2	0	07MAY09	08MAY09	42
A4180	4F - Hang & Finish Hard Ceilings	3	3	0	11MAY09	13MAY09	42
A4245	4F - Prime Paint	3	3	0	19MAY09	21MAY09	39
A4250	4F - Turn Downs & Sprinkler Heads	5	5	0	22MAY09	29MAY09	41
A4270	4F - Lighting - Hang/Set/Connect	10	10	0	22MAY09	05JUN09	39
A4280	4F - Final Paint	10	10	0	03JUN09	16JUN09	39
A4290	4F - RGD's Set/Connect	5	5	0	17JUN09	23JUN09	39
A4300	4F - Controls - Thermostats & Trim	10	10	0	17JUN09	30JUN09	61
A4310	4F - Electrical Trim	10	10	0	17JUN09	30JUN09	61
A4320	4F - Flooring (Sealed Concrete)	20	20	0	24JUN09	22JUL09	39
A4330	4F - Wall Touch-Ups	5	5	0	23JUL09	29JUL09	39
A4390	4F - Set Doors & Hardware	2	2	0	30JUL09	31JUL09	39
A4340	4F - Floor Punch-Out	5	5	0	03AUG09	07AUG09	39
Fifth Floor Fit-Out							
A5000	5F - Layout - Survey	3	3	0	21NOV08	25NOV08	11
A5020	5F - Layout & Pour Equipment Pads	2	2	0	26NOV08	28NOV08	11
A5620	5F MR - Seal Floors	1	1	0	01DEC08	01DEC08	11
A5510	5F MR - Set AHU	2	2	0	02DEC08	03DEC08	11
A5520	5F MR - Set Misc. Mechanical Equipment	5	5	0	04DEC08	10DEC08	11
A5010	5F - Overhead Ductwork & Mechanical	20	20	0	19DEC08	20JAN09	0
A5030	5F - Overhead Plumbing Rough-In	15	15	0	06JAN09	27JAN09	10
A5040	5F - Overhead Electrical Rough-In	15	15	0	06JAN09	27JAN09	21
A5050	5F - Overhead Sprinkler Rough-In	15	15	0	06JAN09	27JAN09	6
A5060	5F MR - Overhead Mechanical Piping Rough-In	5	5	0	21JAN09	27JAN09	45

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N

Start Date	27JUL07
Finish Date	16NOV09
Data Date	01MAY08
Run Date	28MAY08 11:44

© Primavera Systems, Inc.

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 25 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
A5070	5F - Install Door Frames	5	5	0	28JAN09	03FEB09	6
A5090	5F ER - Overhead Electrical Rough-In	10	10	0	28JAN09	10FEB09	45
A5080	5F - Interior CMU Partitions	15	15	0	04FEB09	25FEB09	6
A5110	5F ER - In-Wall/Surface Electrical Rough-In	10	10	0	11FEB09	25FEB09	60
A5100	5F - Metal Stud Walls & Furing Channels	10	10	0	19FEB09	04MAR09	6
A5550	5F MON - Install Stair #9 Tube Steel	4	4	0	26FEB09	03MAR09	14
A5560	5F MON - Install Stringer Steel	4	4	0	04MAR09	09MAR09	14
A5220	5F - Frame Hard Ceilings & Bulkheads	7	7	0	05MAR09	13MAR09	52
A5120	5F - In-Wall Plumbing Rough-In	15	15	0	05MAR09	25MAR09	6
A5570	5F MON - Field Measure Monumental Stair #9	2	2	0	10MAR09	11MAR09	14
A5240	5F - Turn Downs & Sprinkler Heads	10	10	0	16MAR09	27MAR09	52
A5130	5F - In-Wall Electrical Rough-In	10	10	0	19MAR09	01APR09	13
A5140	5F - In-Wall Controls Rough-In	10	10	0	19MAR09	01APR09	28
A5530	5F MR - Mechanical Equipment Connections	3	3	0	26MAR09	30MAR09	52
A5590	5F - Hydro Test	1	1	0	30MAR09	30MAR09	52
A5150	5F - One Side Drywall	5	5	0	05MAY09	11MAY09	0
A5160	5F - In-Wall Close-In Inspections	2	2	0	12MAY09	13MAY09	0
A5180	5F MR - Close Off MEP Shafts	5	5	0	14MAY09	20MAY09	5
A5170	5F - Insulate/Second Side Drywall & Finish	10	10	0	14MAY09	28MAY09	0
A5190	5F ER - Set Electrical Panels/Transformer/Equip	5	5	0	21MAY09	28MAY09	5
A5200	5F - Pull Electrical Wire/Cable	5	5	0	29MAY09	04JUN09	0
A5210	5F - Pull Controls Wire/Cable	5	5	0	29MAY09	04JUN09	5
A5250	5F - Overhead Close-In Inspection	2	2	0	05JUN09	08JUN09	5
A5230	5F ER - Pull & Terminate Electrical Wire/Cable	5	5	0	05JUN09	11JUN09	0
A5260	5F - Drywall & Finish Hard Ceiling & Bulkheads	10	10	0	09JUN09	22JUN09	5
A5540	5F MR - Mechanical Equipment Start-Up	3	3	0	12JUN09	16JUN09	0
A5270	5F - Prime Paint	3	3	0	23JUN09	25JUN09	5
A5460	5F - Ceramic Tile	7	7	0	26JUN09	07JUL09	40
A5280	5F - Ceiling Grid	10	10	0	26JUN09	10JUL09	5
A5600	5F - Wood Panel Ceilings	10	10	0	26JUN09	10JUL09	15
A5340	5F - Casework/Millwork/Countertops	15	15	0	26JUN09	17JUL09	10
A5290	5F - Lighting - Hang/Set/Connect	10	10	0	06JUL09	17JUL09	5
A5580	5F MON - Install Monumental Stair #9 & Finishes	30	30	0	06JUL09	14AUG09	14
A5470	5F - Metal Column Covers	5	5	0	13JUL09	17JUL09	25
A5300	5F - Final Paint	10	10	0	20JUL09	31JUL09	10
A5370	5F LBY - Flooring (Terrazzo)	15	15	0	20JUL09	07AUG09	5
A5410	5F - Flooring (Linoleum/Carpet/Base)	15	15	0	20JUL09	07AUG09	17
A5390	5F - Install Misc. Equipment Finishes	20	20	0	20JUL09	14AUG09	22
A5320	5F - RGD's Set/Connect	5	5	0	03AUG09	07AUG09	34
A5330	5F - Ceiling Tile	10	10	0	03AUG09	14AUG09	15
A5350	5F - Controls - Thermostats & Trim	10	10	0	03AUG09	14AUG09	29

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N
A5070 5F - Install Door Frames
5F ER - Overhead Electrical Rough-In A5090
A5080 5F - Interior CMU Partitions
5F ER - In-Wall/Surface Electrical Rough-In A5110
5F - Metal Stud Walls & Furing Channels A5100
5F MON - Install Stair #9 Tube Steel A5550
5F MON - Install Stringer Steel A5560
5F - Frame Hard Ceilings & Bulkheads A5220
5F - In-Wall Plumbing Rough-In A5120
5F MON - Field Measure Monumental Stair #9 A5570
5F - Turn Downs & Sprinkler Heads A5240
5F - In-Wall Electrical Rough-In A5130
5F - In-Wall Controls Rough-In A5140
5F MR - Mechanical Equipment Connections A5530
A5590 5F - Hydro Test
5F - One Side Drywall A5150
5F - In-Wall Close-In Inspections A5160
5F MR - Close Off MEP Shafts A5180
5F - Insulate/Second Side Drywall & Finish A5170
5F ER - Set Electrical Panels/Transformer/Equip A5190
5F - Pull Electrical Wire/Cable A5200
5F - Pull Controls Wire/Cable A5210
5F - Overhead Close-In Inspection A5250
5F ER - Pull & Terminate Electrical Wire/Cable A5230
5F - Drywall & Finish Hard Ceiling & Bulkheads A5260
5F MR - Mechanical Equipment Start-Up A5540
A5270 5F - Prime Paint
5F - Ceramic Tile A5460
5F - Ceiling Grid A5280
5F - Wood Panel Ceilings A5600
5F - Casework/Millwork/Countertops A5340
5F - Lighting - Hang/Set/Connect A5290
5F MON - Install Monumental Stair #9 & Finishes A5580
5F - Metal Column Covers A5470
5F - Final Paint A5300
5F LBY - Flooring (Terrazzo) A5370
5F - Flooring (Linoleum/Carpet/Base) A5410
5F - Install Misc. Equipment Finishes A5390
5F - RGD's Set/Connect A5320
5F - Ceiling Tile A5330
5F - Controls - Thermostats & Trim A5350

Start Date	27JUL07
Finish Date	16NOV09
Data Date	01MAY08
Run Date	28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 26 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
A5360	5F - Electrical Trim	10	10	0	03AUG09	14AUG09	29
A5490	5F - Appliances	2	2	0	10AUG09	11AUG09	25
A5430	5F - Plumbing Fixtures & Trim	5	5	0	10AUG09	14AUG09	17
A5400	5F LBY - Wood Wall Panels	15	15	0	10AUG09	28AUG09	5
A5380	5F - Sprinkler Head Adjustments & Trim	5	5	0	17AUG09	21AUG09	24
A5480	5F - Toilet Partitions & Accessories	5	5	0	17AUG09	21AUG09	17
A5500	5F - Markerboards & Projection Screens	7	7	0	17AUG09	25AUG09	15
A5640	5F MON - Install Wood Panel	15	15	0	17AUG09	04SEP09	14
A5420	5F LBY - Glass Wall Panel Walls	7	7	0	31AUG09	09SEP09	5
A5440	5F - Wall Touch-Ups	5	5	0	10SEP09	16SEP09	5
A5630	5F - Set Doors & Hardware	2	2	0	17SEP09	18SEP09	5
A5450	5F - Floor Punch-Out	5	5	0	21SEP09	25SEP09	5
Sixth Floor Fit-Out							
A6000	6F - Layout - Survey	3	3	0	01DEC08	03DEC08	25
A6020	6F - Layout & Pour Equipment Pads	2	2	0	04DEC08	05DEC08	25
A6140	6F MR - Set AHU	2	2	0	08DEC08	09DEC08	25
A6150	6F MR - Set Misc. Mechanical Equipment	2	2	0	10DEC08	11DEC08	25
A6010	6F - Overhead Ductwork & Mechanical	20	20	0	21JAN09	18FEB09	0
A6050	6F - Overhead Plumbing Rough-In	15	15	0	04FEB09	25FEB09	21
A6060	6F - Overhead Electrical Rough-In	15	15	0	04FEB09	25FEB09	21
A6070	6F - Overhead Sprinkler Rough-In	15	15	0	04FEB09	25FEB09	6
A6080	6F MR - Overhead Mechanical Piping Rough-In	5	5	0	19FEB09	25FEB09	35
A6090	6F - Install Door Frames	5	5	0	26FEB09	04MAR09	6
A6110	6F ER - Overhead Electrical Rough-In	10	10	0	26FEB09	11MAR09	35
A6100	6F - Interior CMU Partitions	15	15	0	05MAR09	25MAR09	6
A6130	6F ER - In-Wall/Surface Electrical Rough-In	10	10	0	12MAR09	25MAR09	40
A6120	6F - Metal Stud Walls & Furing Channels	10	10	0	19MAR09	01APR09	6
A6170	6F - In-Wall Plumbing Rough-In	15	15	0	26MAR09	15APR09	6
A6160	6F MR - Mechanical Equipment Connections	3	3	0	30MAR09	01APR09	50
A6280	6F - Frame Hard Ceilings & Bulkheads	7	7	0	02APR09	10APR09	32
A6180	6F - In-Wall Electrical Rough-In	10	10	0	09APR09	22APR09	8
A6300	6F - Turn Downs & Sprinkler Heads	10	10	0	13APR09	24APR09	32
A6190	6F - In-Wall Controls Rough-In	10	10	0	16APR09	29APR09	8
A6200	6F - One Side Drywall	5	5	0	23APR09	29APR09	8
A6360	6F - Hydro Test	1	1	0	27APR09	27APR09	32
A6210	6F - In-Wall Close-In Inspections	2	2	0	30APR09	01MAY09	8
A6240	6F MR - Close Off MEP Shafts	5	5	0	04MAY09	08MAY09	13
A6230	6F - Insulate/Second Side Drywall & Finish	10	10	0	04MAY09	15MAY09	8
A6250	6F ER - Set Electrical Panels/Transformer/Equip	5	5	0	11MAY09	15MAY09	13
A6260	6F - Pull Electrical Wire/Cable	5	5	0	18MAY09	22MAY09	8
A6270	6F - Pull Controls Wire/Cable	5	5	0	18MAY09	22MAY09	13

2007
M J J A S O N D
2008
J F M A M J J A S O N D
2009
J F M A M J J A S O N

Start Date	27JUL07
Finish Date	16NOV09
Data Date	01MAY08
Run Date	28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 27 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
A6320	6F - Overhead Close-In Inspection	2	2	0	26MAY09	27MAY09	13
A6290	6F ER - Pull & Terminate Electrical Wire/Cable	5	5	0	26MAY09	01JUN09	8
A6330	6F - Drywall & Finish Hard Ceiling & Bulkheads	10	10	0	28MAY09	10JUN09	13
A6310	6F MR - Mechanical Equipment Start-Up	3	3	0	02JUN09	04JUN09	8
A6340	6F - Prime Paint	3	3	0	11JUN09	15JUN09	13
A6350	6F - Ceramic Tile	7	7	0	16JUN09	24JUN09	48
A6370	6F - Ceiling Grid	10	10	0	16JUN09	29JUN09	13
A6590	6F - Wood Panel Ceilings	15	15	0	16JUN09	07JUL09	18
A6430	6F - Casework/Millwork/Countertops	10	10	0	17JUN09	30JUN09	22
A6380	6F - Lighting - Hang/Set/Connect	10	10	0	23JUN09	07JUL09	13
A6520	6F - Metal Column Covers	5	5	0	30JUN09	07JUL09	33
A6500	6F - Flooring (Linoleum/Capret/Base)	10	10	0	01JUL09	15JUL09	34
A6480	6F - Install Misc. Equipment Finishes	20	20	0	01JUL09	29JUL09	34
A6390	6F - Final Paint	10	10	0	08JUL09	21JUL09	18
A6460	6F LBY - Flooring (Terrazzo)	15	15	0	08JUL09	28JUL09	13
A6530	6F - Appliances	2	2	0	16JUL09	17JUL09	42
A6550	6F - Plumbing Fixtures & Trim	5	5	0	16JUL09	22JUL09	34
A6410	6F - RGD's Set/Connect	5	5	0	22JUL09	28JUL09	42
A6420	6F - Ceiling Tile	10	10	0	22JUL09	04AUG09	23
A6440	6F - Controls - Thermostats & Trim	10	10	0	22JUL09	04AUG09	37
A6450	6F - Electrical Trim	10	10	0	22JUL09	04AUG09	37
A6560	6F - Toilet Partitions & Accessories	5	5	0	23JUL09	29JUL09	34
A6490	6F LBY - Wood Wall Panels	15	15	0	29JUL09	18AUG09	13
A6470	6F - Sprinkler Head Adjustments & Trim	5	5	0	05AUG09	11AUG09	32
A6540	6F - Markerboards & Projection Screens	7	7	0	05AUG09	13AUG09	23
A6510	6F LBY - Glass Wall Panel Walls	7	7	0	19AUG09	27AUG09	13
A6570	6F - Wall Touch-Ups	5	5	0	28AUG09	03SEP09	13
A6610	6F - Set Doors & Hardware	2	2	0	04SEP09	08SEP09	13
A6580	6F - Floor Punch-Out	5	5	0	09SEP09	15SEP09	13
Seventh Floor Fit-Out							
A7000	7F - Layout - Survey	3	3	0	04DEC08	08DEC08	34
A7020	7F - Layout & Pour Equipment Pads	2	2	0	09DEC08	10DEC08	34
A7120	7F MR - Set AHU	2	2	0	11DEC08	12DEC08	121
A7130	7F MR - Set Misc. Mechanical Equipment	2	2	0	11DEC08	12DEC08	34
A7010	7F - Overhead Ductwork & Mechanical	20	20	0	04FEB09	04MAR09	0
A7030	7F - Overhead Plumbing Rough-In	15	15	0	11FEB09	04MAR09	0
A7040	7F - Overhead Electrical Rough-In	15	15	0	19FEB09	11MAR09	16
A7050	7F - Overhead Sprinkler Rough-In	15	15	0	19FEB09	11MAR09	1
A7060	7F MR - Overhead Mechanical Piping Rough-In	5	5	0	05MAR09	11MAR09	30
A7070	7F - Install Door Frames	5	5	0	12MAR09	18MAR09	1
A7090	7F ER - Overhead Electrical Rough-In	10	10	0	12MAR09	25MAR09	30

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N

Start Date 27JUL07
Finish Date 16NOV09
Data Date 01MAY08
Run Date 28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

JT04

Sheet 28 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
A7080	7F - Interior CMU Partitions	15	15	0	19MAR09	08APR09	1
A7110	7F ER - In-Wall/Surface Electrical Rough-In	10	10	0	26MAR09	08APR09	30
A7140	7F MR - Mechanical Equipment Connections	3	3	0	30MAR09	01APR09	50
A7100	7F - Metal Stud Walls & Furing Channels	10	10	0	02APR09	15APR09	1
A7150	7F - In-Wall Plumbing Rough-In	10	10	0	09APR09	22APR09	1
A7160	7F - In-Wall Electrical Rough-In	7	7	0	23APR09	01MAY09	1
A7170	7F - In-Wall Controls Rough-In	10	10	0	23APR09	06MAY09	3
A7180	7F - One Side Drywall	5	5	0	04MAY09	08MAY09	1
A7190	7F - In-Wall Close-In Inspections	2	2	0	11MAY09	12MAY09	1
A7210	7F MR - Close Off MEP Shafts	5	5	0	13MAY09	19MAY09	6
A7200	7F - Insulate/Second Side Drywall & Finish	10	10	0	13MAY09	27MAY09	1
A7220	7F ER - Set Electrical Panels/Transformer/Equip	5	5	0	20MAY09	27MAY09	6
A7230	7F - Pull Electrical Wire/Cable	5	5	0	28MAY09	03JUN09	1
A7240	7F - Pull Controls Wire/Cable	5	5	0	28MAY09	03JUN09	11
A7250	7F - Frame Hard Ceilings & Bulkheads	5	5	0	28MAY09	03JUN09	5
A7260	7F ER - Pull & Terminate Electrical Wire/Cable	5	5	0	04JUN09	10JUN09	1
A7270	7F - Turn Downs & Sprinkler Heads	5	5	0	04JUN09	10JUN09	5
A7550	7F - Hydro Test	1	1	0	11JUN09	11JUN09	5
A7280	7F MR - Mechanical Equipment Start-Up	3	3	0	11JUN09	15JUN09	1
A7290	7F - Overhead Close-In Inspection	2	2	0	12JUN09	15JUN09	5
A7300	7F - Drywall & Finish Hard Ceiling & Bulkheads	10	10	0	16JUN09	29JUN09	5
A7310	7F - Prime Paint	3	3	0	30JUN09	02JUL09	5
A7330	7F - Ceiling Grid	5	5	0	06JUL09	10JUL09	5
A7320	7F - Ceramic Tile	7	7	0	06JUL09	14JUL09	37
A7390	7F - Casework/Millwork/Countertops	10	10	0	06JUL09	17JUL09	12
A7340	7F - Lighting - Hang/Set/Connect	10	10	0	08JUL09	21JUL09	5
A7480	7F - Metal Column Covers	5	5	0	13JUL09	17JUL09	22
A7560	7F - Wood Panel Ceilings	15	15	0	13JUL09	31JUL09	7
A7460	7F - Flooring (Linoleum/Capret/Base)	10	10	0	20JUL09	31JUL09	22
A7440	7F - Install Misc. Equipment Finishes	15	15	0	20JUL09	07AUG09	29
A7420	7F LBY - Flooring (Terrazzo)	15	15	0	22JUL09	11AUG09	5
A7350	7F - Final Paint	10	10	0	27JUL09	07AUG09	7
A7490	7F - Appliances	2	2	0	03AUG09	04AUG09	32
A7510	7F - Plumbing Fixtures & Trim	5	5	0	03AUG09	07AUG09	24
A7370	7F - RGD's Set/Connect	5	5	0	10AUG09	14AUG09	29
A7520	7F - Toilet Partitions & Accessories	5	5	0	10AUG09	14AUG09	24
A7380	7F - Ceiling Tile	10	10	0	10AUG09	21AUG09	7
A7400	7F - Controls - Thermostats & Trim	10	10	0	10AUG09	21AUG09	24
A7410	7F - Electrical Trim	10	10	0	10AUG09	21AUG09	24
A7450	7F LBY - Wood Wall Panels	15	15	0	12AUG09	01SEP09	5
A7430	7F - Sprinkler Head Adjustments & Trim	5	5	0	24AUG09	28AUG09	19

2007
M J J A S O N D
2008
J F M A M J J A S O N D
2009
J F M A M J J A S O N
7F - Interior CMU Partitions A7080
7F ER - In-Wall/Surface Electrical Rough-In A7110
7F MR - Mechanical Equipment Connections A7140
7F - Metal Stud Walls & Furing Channels A7100
7F - In-Wall Plumbing Rough-In A7150
7F - In-Wall Electrical Rough-In A7160
7F - In-Wall Controls Rough-In A7170
7F - One Side Drywall A7180
7F - In-Wall Close-In Inspections A7190
7F MR - Close Off MEP Shafts A7210
7F - Insulate/Second Side Drywall & Finish A7200
7F ER - Set Electrical Panels/Transformer/Equip A7220
7F - Pull Electrical Wire/Cable A7230
7F - Pull Controls Wire/Cable A7240
7F - Frame Hard Ceilings & Bulkheads A7250
7F ER - Pull & Terminate Electrical Wire/Cable A7260
7F - Turn Downs & Sprinkler Heads A7270
A7550 7F - Hydro Test
7F MR - Mechanical Equipment Start-Up A7280
7F - Overhead Close-In Inspection A7290
7F - Drywall & Finish Hard Ceiling & Bulkheads A7300
7F - Prime Paint A7310
7F - Ceiling Grid A7330
7F - Ceramic Tile A7320
7F - Casework/Millwork/Countertops A7390
7F - Lighting - Hang/Set/Connect A7340
7F - Metal Column Covers A7480
7F - Wood Panel Ceilings A7560
7F - Flooring (Linoleum/Capret/Base) A7460
7F - Install Misc. Equipment Finishes A7440
7F LBY - Flooring (Terrazzo) A7420
7F - Final Paint A7350
7F - Appliances A7490
7F - Plumbing Fixtures & Trim A7510
7F - RGD's Set/Connect A7370
7F - Toilet Partitions & Accessories A7520
7F - Ceiling Tile A7380
7F - Controls - Thermostats & Trim A7400
7F - Electrical Trim A7410
7F LBY - Wood Wall Panels A7450
7F - Sprinkler Head Adjustments & Trim A7430

Start Date 27JUL07
Finish Date 16NOV09
Data Date 01MAY08
Run Date 28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 29 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
A7500	7F - Markerboards & Projection Screens	7	7	0	24AUG09	01SEP09	7
A7580	7F - Doors & Hardware	5	5	0	02SEP09	09SEP09	7
A7470	7F LBY - Glass Wall Panel Walls	7	7	0	02SEP09	11SEP09	5
A7530	7F - Wall Touch-Ups	5	5	0	14SEP09	18SEP09	5
A7540	7F - Floor Punch-Out	5	5	0	21SEP09	25SEP09	5
Penthouse Floor							
A8000	PH - Layout - Survey	3	3	0	09DEC08	11DEC08	59
A8020	PH - Layout & Pour Equipment Pads	2	2	0	12DEC08	15DEC08	59
A8080	PH - Set AHU	1	1	0	16DEC08	16DEC08	113
A8090	PH - Set Misc. Mechanical Equipment	2	2	0	17DEC08	18DEC08	113
A8010	PH - Overhead Ductwork & Mechanical	10	10	0	23FEB09	06MAR09	14
A8100	PH - Set Cooling Towers	2	2	0	27FEB09	02MAR09	48
A8040	PH - Electrical Rough-In	10	10	0	02MAR09	13MAR09	14
A8060	PH - Install Door Frames	5	5	0	09MAR09	13MAR09	44
A8050	PH - Sprinkler Rough-In	10	10	0	09MAR09	20MAR09	43
A8070	PH - Interior CMU Partitions	10	10	0	16MAR09	27MAR09	44
A8150	PH - Turn Downs & Sprinkler Heads	5	5	0	23MAR09	27MAR09	43
A8160	PH - Hydro Test	1	1	0	30MAR09	30MAR09	43
A8110	PH - Set Exhaust Fans	2	2	0	31MAR09	01APR09	43
A8120	PH - Mechanical Equipment Connections	5	5	0	02APR09	08APR09	43
A8140	PH - Set Generator	5	5	0	23APR09	29APR09	57
A8130	PH - Mechanical Equipment Start-Up	1	1	0	29APR09	29APR09	33
A8180	PH - Connect Generator	3	3	0	30APR09	04MAY09	57
A8190	PH - Start-Up Generator	2	2	0	05MAY09	06MAY09	57
Elevator							
A9140	Md State Elevator Inspections	3	3	0	01MAY08	03MAY08	519
A9130	Ten Day State Required Wait Period	10	10	0	01MAY08	14MAY08	376
A9080	Set Elevator #3 Equipment	15	15	0	26FEB09	18MAR09	46
A9110	Third Party Inspect Elevators	3	3	0	04MAR09	06MAR09	255
A9100	Set Elevator #1 Equipment	10	10	0	04MAR09	17MAR09	42
A9030	Install Elevator Rails & Sills Elevator 3	15	15	0	19MAR09	08APR09	46
A9090	Set Elevator #2 Equipment	10	10	0	09APR09	22APR09	26
A9060	Install Elevator Cabs & Finishes Elevator 3	20	20	0	09APR09	06MAY09	46
A9010	Install Elevator Rails & Sills Elevator 1	15	15	0	23APR09	13MAY09	26
A9020	Install Elevator Rails & Sills Elevator 2	15	15	0	14MAY09	04JUN09	26
A9040	Install Elevator Cabs & Finishes Elevator 1	20	20	0	05JUN09	02JUL09	26
A9050	Install Elevator Cabs & Finishes Elevator 2	20	20	0	06JUL09	31JUL09	40
A9070	Inspect/Commission Elevators	4	4	0	03AUG09	06AUG09	40
Project Close-Out							
900000	Start-up Mechanical / Process / Electrical Equip	30	30	0	17JUN09	29JUL09	29
900030	Controls Check-out	30	30	0	16JUL09	26AUG09	29

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N
7F - Markerboards & Projection Screens A7500
7F - Doors & Hardware A7580
7F LBY - Glass Wall Panel Walls A7470
7F - Wall Touch-Ups A7530
7F - Floor Punch-Out A7540
A8000 PH - Layout - Survey
A8020 PH - Layout & Pour Equipment Pads
A8080 PH - Set AHU
PH - Set Misc. Mechanical Equipment A8090
PH - Overhead Ductwork & Mechanical A8010
A8100 PH - Set Cooling Towers
A8040 PH - Electrical Rough-In
A8060 PH - Install Door Frames
A8050 PH - Sprinkler Rough-In
PH - Interior CMU Partitions A8070
PH - Turn Downs & Sprinkler Heads A8150
A8160 PH - Hydro Test
A8110 PH - Set Exhaust Fans
PH - Mechanical Equipment Connections A8120
A8140 PH - Set Generator
PH - Mechanical Equipment Start-Up A8130
PH - Connect Generator A8180
PH - Start-Up Generator A8190
A9140 Md State Elevator Inspections
A9130 Ten Day State Required Wait Period
A9080 Set Elevator #3 Equipment
Third Party Inspect Elevators A9110
A9100 Set Elevator #1 Equipment
Install Elevator Rails & Sills Elevator 3 A9030
Set Elevator #2 Equipment A9090
Install Elevator Cabs & Finishes Elevator 3 A9060
Install Elevator Rails & Sills Elevator 1 A9010
Install Elevator Rails & Sills Elevator 2 A9020
Install Elevator Cabs & Finishes Elevator 1 A9040
Install Elevator Cabs & Finishes Elevator 2 A9050
Inspect/Commission Elevators A9070
Start-up Mechanical / Process / Electrical Equip 900000
Controls Check-out 900030

Start Date	27JUL07
Finish Date	16NOV09
Data Date	01MAY08
Run Date	28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 30 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
850100	Telephone Line Elev/Sec/FA	15	15	0	06AUG09	26AUG09	32
900090	Commissioning	30	30	0	13AUG09	24SEP09	34
850080	Fire Alarm Phase I Pre-Test	10	10	0	27AUG09	10SEP09	37
850090	Fire Alarm Phase 2A Pre-Test	15	15	0	27AUG09	17SEP09	32
900060	Testing / Balancing	25	25	0	28SEP09	02NOV09	8
850000	Punchout	7	7	0	05OCT09	14OCT09	0
850010	Boiler Inspection	3	3	0	15OCT09	19OCT09	0
850020	Mechanical Inspection	3	3	0	20OCT09	22OCT09	2
850040	Electrical Inspection	3	3	0	20OCT09	22OCT09	2
850030	Plumbing Inspection	5	5	0	20OCT09	26OCT09	0
850050	Elevator Inspection	3	3	0	27OCT09	29OCT09	0
850060	Building Inspection	3	3	0	30OCT09	04NOV09	0
850070	Fire Marshall Inspection	6	6	0	05NOV09	13NOV09	0
1000000	Obtain Certificate of Occupancy	1	1	0	16NOV09	16NOV09	0
ADDENDUM #10							
AD10-010	Addendum #10 Issued	1	0	100	14JAN08A	14JAN08A	
AD10-020	W-T to Issue CD and Obtain Bids for New Drawings	15	0	100	14JAN08A	16JAN08A	
ADDENDUM #16							
AD16-010	Addendum #16 Issued	1	0	100	29APR08A	29APR08A	
AD16-020	WT Incorporate Add. #16 Changes into Coord Dwgs	50	37	26	29APR08A	06JUN08	10
PARKING GARAGE CAISSON							
CAIS-010	Parking Garage Caisson Discovered	1	0	100	23MAR08A	23MAR08A	
CAIS-020	MC MTG/SKTA VISIT SITE	1	0	100	24MAR08A	24MAR08A	
CAIS-030	Superior Sketch Proposed Fix	1	0	100	25MAR08A	25MAR08A	
CAIS-040	W-T Wait for Meeting for Appoval of Fix	1	0	100	26MAR08A	31MAR08A	
CAIS-050	MTG to Approve Sketch from Superior	1	0	100	31MAR08A	03APR08A	
CAIS-060	Re-Design Sketch	3	0	100	04APR08A	17APR08A	
CAIS-080	Install Shoring	7	0	100	16APR08A	18APR08A	
CAIS-070	Approve Sketch Design	3	0	100	18APR08A	29APR08A	
CAIS-090	Complete Grade Beams East	4	4	0	01MAY08	06MAY08	5
COMCAST & VERIZON							
CMCS-010	Owner Issues Relocation of Comcast/Verizon/MC	15	0	100	20FEB08A	20FEB08A	
CMCS-020	MHG Develops Traffic Control Plan Com/Ver/MC	10	0	100	21FEB08A	25MAR08A	
CMCS-021	W-T REVIEWS COMMENTS-BACK TO MHG	5	3	40	26MAR08A	05MAY08	8
CMCS-022	MHG REVISE & SUBMIT TRAFFIC CONTROL PLAN	5	5	0	06MAY08	12MAY08	8
CMCS-030	MC Approval of TCP For Com/Ver/MC	20	20	0	13MAY08	10JUN08	8
CMCS-040	Install Direct Bury Conduit for Com/Ver/MC- Ph 1	10	10	0	11JUN08	24JUN08	8
CMCS-080	Install Direct Bury Conduit for Com/Ver/MC- Ph 2	10	10	0	25JUN08	09JUL08	8
CMCS-090	Install Direct Bury Conduit for Com/Ver/MC- Ph 3	10	10	0	10JUL08	24JUL08	35
CMCS-100	Install Direct Bury Conduit for Com/Ver/MC- Ph 4	10	10	0	25JUL08	11AUG08	35
CMCS-110	Install Direct Bury Conduit for Com/Ver/MC- Ph 5	10	10	0	12AUG08	25AUG08	35

2007
2008
2009

Start Date	27JUL07
Finish Date	16NOV09
Data Date	01MAY08
Run Date	28MAY08 11:44

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 31 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
CMCS-120	Install Direct Bury Conduit for Com/Ver/MC- Ph 6	10	10	0	26AUG08	10SEP08	35
CMCS-130	Install Direct Bury Conduit for Com/Ver/MC- Ph 7	10	10	0	12SEP08	26SEP08	35
CMCS-050	Comcast Pull/Terminate Cable	40	40	0	29SEP08	26NOV08	60
CMCS-060	Verizon Pull/Terminate Cable	40	40	0	29SEP08	26NOV08	60
CMCS-070	MC Pull/Terminate Cable	60	60	0	29SEP08	26DEC08	40
FOUNDATION LINE							
FDNL-020	Redesign Seven Line, Caissons, Tower Crane, FDN	5	0	100	26NOV07A	14DEC07A	
FDNL-030	Foundation Permit Ammendment	5	0	100	14DEC07A	20DEC07A	
FDNL-040	Approve Foundation Ammendment	1	0	100	21DEC07A	21DEC07A	
Owner Review							
5660	Coordinated Shop Drawings Joint Approval - C	10	10	0	15MAY08	29MAY08	11
5680	Coordinated Shop Drawings Joint Approval - 1st	10	10	0	25MAY08	03JUN08	27
5690	Coordinated Shop Drawings Joint Approval -2nd	10	10	0	09JUN08	18JUN08	34
5710	Coordinated Shop Drawings Joint Approval - 3rd	10	10	0	24JUN08	03JUL08	44
5720	Coordinated Shop Drawings Joint Approval - 4th	10	10	0	09JUL08	18JUL08	54
5740	Coordinated Shop Drawings Joint Approval - 5th	10	10	0	19JUL08	28JUL08	80
5750	Coordinated Shop Drawings Joint Approval - 6th	10	10	0	29JUL08	07AUG08	103
5770	Coordinated Shop Drawings Joint Approval - 7th	10	10	0	08AUG08	17AUG08	113
5780	Coordinated Shop Drawings Joint Approval - PH	10	10	0	18AUG08	27AUG08	142
WSSC PERMIT REJECTION							
WSSC-010	WSSC REJECTS PLUMBING PERMIT	1	0	100	25FEB08A	25FEB08A	
WSSC-020	A/E REVISE RESUBMIT PLUMBING PERMIT	10	0	100	26FEB08A	17MAR08A	
WSSC-030	WSSC R/A PLUMBING PERMIT	20	0	100	18MAR08A	25MAR08A	
WSSC-040	A/E THIRD SUBMISSION OF PLUMBING PERMIT	5	0	100	26MAR08A	24APR08A	
WSSC-050	WSSC R/A THIRD SUBMISSION OF PLUMBING PERMIT	10	0	100	24APR08A	24APR08A	
5114		1	1	0	01MAY08	01MAY08	564
Independent							
Submittals							
15	2nd Submission Channel Glass Shop Dwgs	20	0	100	08JAN08A	27MAR08A	
3	Embed Drawings (Includes CW & Channel Glass)	20	5	75	08JAN08A	07MAY08	7
5	Prelim Submission CW Shop Dwgs (1,2,3 Flr)	36	0	100	18JAN08A	25FEB08A	
14	1st Submission Channel Glass Shop Dwgs	52	0	100	18JAN08A	28MAR08A	
19	A/E App-Prel Submission CW Shop Dwgs (1,2,3 Flr)	15	0	100	12FEB08A	25FEB08A	
6	Prelim Submission CW/CHAN GL Shop Dwgs (3,4 Flr)	20	0	100	28MAR08A	28MAR08A	
24	A/E App.- 1st Submission Channel Glass Shop Dwgs	5	0	100	28MAR08A	16APR08A	
25	A/E App.- 2nd Submission Channel Glass Shop Dwgs	5	0	100	28MAR08A	16APR08A	
16	Final Submission Channel Glass Shop Dwgs	20	20	0	17APR08A	29MAY08	86
26	A/E App-Final Submission Channel Glass Shop Dwgs	5	5	0	17APR08A	05JUN08	86
22	A/E App. - Final Submission CW of Shop Dwgs.	15	15	0	01MAY08	21MAY08	71
18	A/E App.- Embed Drawings (CW & Channel Glass)	5	5	0	08MAY08	14MAY08	7
20	A/E App.- Prelim Submission CW Shop Dwgs (3,4)	5	5	0	12MAY08	16MAY08	32

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N

Start Date	27JUL07	Early Bar
Finish Date	16NOV09	Progress Bar
Data Date	01MAY08	Critical Activity
Run Date	28MAY08 11:44	

© Primavera Systems, Inc.

UT04

Sheet 32 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
4	Revise & Release Embeds	10	10	0	15MAY08	29MAY08	7
Material Procurements							
13	Fabrication Dwgs for CW 1	45	29	36	10APR08A	11JUN08	17
33	Procure Mat. - Channel Glass	35	35	0	17APR08A	25JUL08	86
30	Procure Mat. - Aluminum Extrusions for CW	20	20	0	01MAY08	29MAY08	46
28	Procure Mat. - Embeds for CW & Channel Glass	30	30	0	30MAY08	11JUL08	7
35	Procure Mat. - Fabricate Aluminum Extrusions	50	50	0	30MAY08	08AUG08	46
32	Procure Mat. - Doors & Hardware	30	30	0	27JUN08	08AUG08	46
Start milestone							
Foundations/Hoists/Slabs							
30160	Hoist Available	0	0	0	06NOV08		61
Elevator							
A9120	Elevator #1 Available as Hoist	0	0	0	06JUL09		26
Finish milestone							
Milestones							
10100	Watertight	0	0	0		03MAR09	1
10050	Permanent Power	0	0	0		08APR09	26
10200	Gas Ready	0	0	0		08APR09	45
10170	Sanitary Ready	0	0	0		22APR09	42
10180	Domestic Water Ready	0	0	0		24APR09	47
10450	CWS&R Ready	0	0	0		01MAY09	42
10210	USP Ready	0	0	0		03JUN09	30
10080	Conditioned Air	0	0	0		16JUN09	0
10430	WFI Ready	0	0	0		16JUL09	30
10440	Clean Steam Ready	0	0	0		06AUG09	30
Sitework							
10075	New Entrance Available	0	0	100		22JAN08A	
12120	Temporary Power Available	0	0	100		06FEB08A	
15040	Dewatering Pumps Operational	0	0	100		24MAR08A	
Foundations/Hoists/Slabs							
30075	Tower Crane Available	0	0	100		14APR08A	
Cellar							
10090	Subcontractors Demoblize from Basement	0	0	0		29JUN09	39
First Floor Fit-Out							
A1560	1F ER - Lvl 1 Ready for Permanent Power	0	0	0		08APR09	47
Second Floor Fit-Out							
A2550	2F ER - Lvl 2 Ready for Permanent Power	0	0	0		20APR09	37
Third Floor Fit-Out							
A3380	3F - Lvl 3 Ready for Permanent Power	0	0	0		08APR09	99
Fourth Floor Fit-Out							
A4370	4F - Lvl 4 Ready for Permanent Power	0	0	0		01MAY09	21

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N
4 Revise & Release Embeds
13 Fabrication Dwgs for CW 1
33 Procure Mat. - Channel Glass
30 Procure Mat. - Aluminum Extrusions for CW
28 Procure Mat. - Embeds for CW & Channel Glass
35 Procure Mat. - Fabricate Aluminum Extrusions
32 Procure Mat. - Doors & Hardware
30160 Hoist Available
Elevator #1 Available as Hoist A9120
10100 Watertight
10050 Permanent Power
10200 Gas Ready
10170 Sanitary Ready
Domestic Water Ready 10180
10450 CWS&R Ready
10210 USP Ready
10080 Conditioned Air
10430 WFI Ready
Clean Steam Ready 10440
10075 New Entrance Available
12120 Temporary Power Available
15040 Dewatering Pumps Operational
30075 Tower Crane Available
Subcontractors Demoblize from Basement 10090
1F ER - Lvl 1 Ready for Permanent Power A1560
2F ER - Lvl 2 Ready for Permanent Power A2550
3F - Lvl 3 Ready for Permanent Power A3380
4F - Lvl 4 Ready for Permanent Power A4370

Start Date	27JUL07
Finish Date	16NOV09
Data Date	01MAY08
Run Date	28MAY08 11:45

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 33 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

© Primavera Systems, Inc.

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
Fifth Floor Fit-Out							
A5610	5F ER - Lvl 5 Ready for Permanent Power	0	0	0		11JUN09	0
Sixth Floor Fit-Out							
A6600	6F ER - Lvl 6 Ready for Permanent Power	0	0	0		01JUN09	8
Seventh Floor Fit-Out							
A7570	7F ER - Lvl 7 Ready for Permanent Power	0	0	0		10JUN09	1
Penthouse Floor							
A8170	PH - Ready for Permanent Power	0	0	0		28APR09	33
Project Close-Out							
999990	Final Inspections Complete	0	0	0		13NOV09	0
999999	Project Completion (11/16/09)	0	0	0		16NOV09	0
FOUNDATION LINE							
FDNL-010	Water Line no longer needs relocation	0	0	100		25NOV07A	
A9150	Dedicated Phone Lines Available From UT	0	0	0		03MAR09	255
Hammock							
Sitework							
50040	EARTHWORK: SHEETING/SHORING	70*	0*	100	16JAN08A	25MAR08A	
10230	Road Closure West	11*	11*	0	12MAY08	28MAY08	0
10310	Road Closure East	11*	11*	0	29MAY08	13JUN08	9
Foundations/Hoists/Slabs							
50070	CONCRETE: FOUNDATION	93*	41*	56	26MAR08A	26JUN08	7
Structure							
50050	CONCRETE: FLOORS 2-PH	92*	92*	0	06AUG08	05NOV08	19
Building Enclosure							
50080	SKIN	312*	312*	0	22SEP08	30JUL09	64
50020	CURTAINWALL	80*	80*	0	15OCT08	11FEB09	2
50170	ROOFING	301*	301*	0	06NOV08	02SEP09	30
50110	STUDS AND SHEATHING	102*	102*	0	17NOV08	26FEB09	1
50010	CHANNEL GLASS	30*	30*	0	01DEC08	13JAN09	1
50140	TERRA COTTA	91*	91*	0	10DEC08	10MAR09	112
50130	ZINC PANELS	182*	182*	0	30JAN09	30JUL09	91
50190	HARDSCAPE	167*	167*	0	12MAR09	25AUG09	38
Fit-Out Example							
50310	LAB CONSTRUCTION	274*	274*	0	22SEP08	22JUN09	7
50230	LAB CONSTRUCTION: WALLS/CEILING	207*	207*	0	28NOV08	22JUN09	7
50320	OFFICE CONSTRUCTION	211*	211*	0	01DEC08	29JUN09	8
50260	LAB CONSTRUCTION: FINISHES	271*	271*	0	29DEC08	25SEP09	7
50220	OFFICE CONSTRUCTION: ABOVE CLG/RI	50*	50*	0	21JAN09	11MAR09	1
50200	LAB CONSTRUCTION: ABOVE CLG/RI	0*	0*	0	05MAR09	04MAR09	0
50240	OFFICE CONSTRUCTION: WALLS/CEILING	117*	117*	0	05MAR09	29JUN09	8

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N

Start Date	27JUL07
Finish Date	16NOV09
Data Date	01MAY08
Run Date	28MAY08 11:45

Early Bar
Progress Bar
Critical Activity

© Primavera Systems, Inc.

UT04

Sheet 34 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved

Activity ID	Activity Description	OD	RD	%	ES	EF	TF
50290	OFFICE CONSTRUCTION: FINISHES	107*	107*	0	11JUN09	25SEP09	7
50280	OFFICE CONSTRUCTION: FLOORS	31*	31*	0	01JUL09	31JUL09	32
50250	LAB CONSTRUCTION: FLOORS	30*	30*	0	09JUL09	07AUG09	25
50300	OFFICE CONSTRUCTION: TRIM	44*	44*	0	16JUL09	28AUG09	28
50270	LAB CONSTRUCTION: TRIM	30*	30*	0	23JUL09	21AUG09	35

2007
2008
2009
M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N
OFFICE CONSTRUCTION: FINISHES 50290
OFFICE CONSTRUCTION: FLOORS 50280
LAB CONSTRUCTION: FLOORS 50250
OFFICE CONSTRUCTION: TRIM 50300
LAB CONSTRUCTION: TRIM 50270

Start Date	27JUL07
Finish Date	16NOV09
Data Date	01MAY08
Run Date	28MAY08 11:45

© Primavera Systems, Inc.

Early Bar
Progress Bar
Critical Activity

UT04

Sheet 35 of 35

The Whiting-Turner Contracting Co.

United Therapeutics - Phase 2A
UPDATE #4
ALL ACTIVITIES

Date	Revision	Checked	Approved